As filed with the Securities and Exchange Commission on September 16, 2003

Registration No: 333-107862

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / X /

PRE-EFFECTIVE AMENDMENT NO. 2                                     /X /

POST-EFFECTIVE AMENDMENT NO.__                                    /   /

                           OPPENHEIMER VALUE FUND,
                  A series of Oppenheimer Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

              6803 South Tucson Way, Centennial, Colorado 80112
                   (Address of Principal Executive Offices)

                                 303-768-3200
                       (Registrant's Telephone Number)

                             Robert G. Zack, Esq.
                   Senior Vice President & General Counsel
                            OppenheimerFunds, Inc.
                 498 Seventh Avenue, New York, New York 10148
                                (212) 323-0250
                   (Name and Address of Agent for Service)

  As soon as practicable after the Registration Statement becomes effective.
                (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class N and
Class Y shares of Oppenheimer Value Fund, a series of Oppenheimer Series
Fund, Inc.

No filing fee is due because of reliance on Section 24(f) of the Investment
Company Act of 1940.
------------------------------------------------------------------------------

The Registrant hereby amends the Registration  statement on such date or dates as may be necessary to delay its  effective  date until the  Registrant  shall file a further  amendment  which  specifically  states that this  Registration
Statement shall  thereafter  become  effective in accordance with section 8(a)
of the  Securities  Act of 1933 or  until  the  Registration  Statement  shall become  effective on such date as the  Commission,  acting pursuant to Section
8(a), shall determine.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page

Part A

Proxy Statement for Oppenheimer Select Managers - Salomon Brothers All Cap
Fund and Prospectus for Oppenheimer Value Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

525-375_N-14-Pre#2_091603.doc

PROXY CARD                 OPPENHEIMER SELECT MANAGERS-SALOMON BROTHERS ALL
CAP FUND                   PROXY CARD
                    A Series of Oppenheimer Select Mangers

  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2003

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian  Wixted,
Philip Vottiero,  Connie  Bechtolt,  Kathleen Ives and Philip  Masterson,  and
each of them, as attorneys-in-fact  and proxies of the undersigned,  with full power of  substitution,  to vote shares held in the name of the undersigned on the record date at the Special Meeting of  Shareholders of Oppenheimer  Select
Managers-Salomon  Brothers All Cap Fund (the "Fund"),  a series of Oppenheimer
Select Managers,  to be held at 6803 South Tucson Way,  Centennial,  Colorado,
80112,  on  October  31,  2003,  at  1:00  P.  M.  Mountain  time,  or at  any adjournment thereof,  upon the Proposal described in the Notice of Meeting and accompanying  Prospectus  and Proxy  Statement,  which have been  received  by the undersigned.

This proxy is solicited  on behalf of the Fund's  Board of  Trustees,  and the
Proposal  (as set forth on the  reverse  side) has been  proposed by the Board of Trustees.  When  properly  executed,  this proxy will be voted as indicated
on the  reverse  side or "FOR" the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy  holders'  best judgment as to any other matters that may arise at the Meeting.

                                                  VOTE VIA THE TELEPHONE:
                                                  1-800-597-7836
                                                  CONTROL NUMBER:  999
                                                  9999  9999  999

                                                  Note:   Please  sign  this
                                                  proxy   exactly   as  your
                                                  name   or   names   appear
                                                  hereon.  Each joint  owner
                                                  should   sign.    Trustees
                                                  and   other    fiduciaries
                                                  should     indicate    the
                                                  capacity   in  which  they
                                                  sign.  If  a  corporation,
                                                  partnership    or    other
                                                  entity,   this   signature
                                                  should  be  that of a duly
                                                  authorized  individual who
                                                  should  state  his  or her
                                                  title.

                                                  Signature

                                                  Signature  of joint  owner,
                                                  if any

                                                  Date

                                                  ---------

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1.    To approve an Agreement and Plan of Reorganization between Oppenheimer
  Select Managers-Salomon Brothers All Cap Fund ("Salomon Brothers All Cap
  Fund"), a series of Oppenheimer Select Managers, and Oppenheimer Value Fund
  ("Value Fund"), a series of Oppenheimer Series Fund, Inc., and the transactions contemplated thereby, including:  (a) the transfer of substantially all the assets of Salomon Brothers All Cap Fund to Value Fund in exchange for Class A, Class B, Class C, Class N and Class Y shares of
  Value Fund, (b) the distribution of such shares of Value Fund to the corresponding Class A, Class B, Class C, Class N and Class Y shareholders of Salomon Brothers All Cap Fund in complete liquidation of Salomon
  Brothers All Cap Fund, and (c) the cancellation of the outstanding shares of Salomon Brothers All Cap Fund.

  FOR          AGAINST     ABSTAIN

  [  ]      [  ]     [  ]   1.

John V. Murphy
President &                                           OppenheimerFunds Logo
Chief Executive Officer                                     OppenheimerFunds, Inc.
                                                      498 Seventh Avenue, 10th Floor
                                                      New York, NY 10018
                                                      www.oppenheimerfunds.com

                                                      September 15, 2003

Dear Oppenheimer Select Managers Salomon Brothers All Cap Fund Shareholder,

One of the things we are proud of at OppenheimerFunds, Inc. is our commitment to our Fund shareholders. I am writing to you today to let you know about a positive change that has been proposed for Oppenheimer Select Managers Salomon Brothers All Cap Fund ("Salomon Brothers All
Cap Fund").

After careful consideration, the Board of Trustees has determined that it would be in the best interest of shareholders of Salomon Brothers All Cap Fund to reorganize into another
Oppenheimer fund, Oppenheimer Value Fund ("Value Fund").  A shareholder meeting has been scheduled in October, and all Salomon Brothers All Cap Fund shareholders of record as of August
12th are being asked to vote either in person or by proxy, on the proposed reorganization.  You will find a proxy statement detailing the proposal, a ballot card, a Value Fund prospectus, instructions for voting by telephone and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?

Salomon Brothers All Cap Fund and Value Fund have similar investment objectives.  Salomon
Brothers All Cap Fund seeks capital appreciation, and Value Fund seeks long-term growth of capital. Realization of current income is a secondary consideration for Value Fund.

Among other factors, the Salomon Brothers All Cap Fund Board OF Trustees considered that the expense ratio of Value Fund has been lower than the expense ratio of Salomon Brothers All Cap
Fund.  Although past performance is not predictive of future results, shareholders of Salomon
Brothers All Cap Fund also would have an opportunity to become shareholders of a fund with a better long-term performance history.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by following the instructions on the proxy ballot.  Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting.  If your vote is not received before the scheduled meeting, you may receive a telephone call reminding you to vote.

Please read the enclosed proxy statement for complete details on the proposal.  Of course, if you have any questions, please contact your financial advisor, or call us at 1.800.708.7780.
As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                                      Sincerely,

                                                      John V. Murphy
Enclosures
XP0525.002.0903

                                     (ii)

             OPPENHEIMER SELECT MANAGERS on behalf of its series

                        SALOMON BROTHERS ALL CAP FUND

              6803 South Tucson Way, Centennial, Colorado 80112

                                1.800.708.7780

                  Notice of Special Meeting of Shareholders

                        To Be Held on October 31, 2003

To the Shareholders of Oppenheimer  Select Managers - Salomon Brothers All Cap
Fund:

Notice  is  hereby  given  that  a  Special  Meeting  of the  Shareholders  of
Oppenheimer  Select Managers on behalf of its series Salomon  Brothers All Cap
Fund, a registered  management  investment company, will be held at 6803 South
Tucson  Way,  Centennial,  Colorado  80112 at 1:00  P.M.,  Mountain  time,  on
October  31,  2003,  or any  adjournments  thereof  (the  "Meeting"),  for the following purposes:

1.    To approve an Agreement and Plan of Reorganization  between  Oppenheimer
Select  Managers  on  behalf  of its  series  Salomon  Brothers  All Cap  Fund
("Salomon  Brothers All Cap Fund") and Oppenheimer Series Fund, Inc. on behalf of its series,  Oppenheimer  Value Fund ("Value Fund"),  and the  transactions contemplated  thereby,  including  (a) the transfer of  substantially  all the assets of Salomon  Brothers  All Cap Fund to Value Fund in exchange  for Class
A,  Class  B,  Class C,  Class N and  Class Y shares  of Value  Fund,  (b) the distribution  of these  shares  of Value  Fund to the  corresponding  Class A,
Class B, Class C, Class N and Class Y  shareholders  of Salomon  Brothers  All
Cap Fund in complete  liquidation of Salomon Brothers All Cap Fund and (c) the cancellation of the outstanding  shares of Salomon  Brothers All Cap Fund (all of the foregoing being referred to as the "Proposal").

2.    To  act  upon  such  other  matters  as may  properly  come  before  the
Meeting.

Shareholders  of record  at the  close of  business  on  August  12,  2003 are entitled  to notice of,  and to vote at, the  Meeting.  The  Proposal  is more fully  discussed  in the  Prospectus  and  Proxy  Statement.  Please  read  it carefully  before  telling us,  through your proxy or in person,  how you wish your shares to be voted.  The Board of Trustees  of Salomon  Brothers  All Cap
Fund  recommends a vote in favor of the Proposal.  WE URGE YOU TO MARK,  SIGN,
DATE, AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
      Robert G. Zack, Secretary
      September 15, 2003
--------------------------------------------------------------------------------------------
Shareholders  who do not  expect  to  attend  the  Meeting  are  requested  to indicate  voting  instructions  on the enclosed proxy and to mark,  date, sign
and  return  it  in  the   accompanying   postage-paid   envelope.   To  avoid
unnecessary  duplicate  mailings,  we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                                     (i)

            Oppenheimer Series Fund, Inc., on behalf of its series
                            Oppenheimer Value Fund
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.708.7780

                   COMBINED PROSPECTUS AND PROXY STATEMENT
                           DATED SEPTEMBER 15, 2003

                         Acquisition of the Assets of
         Oppenheimer Select Managers - Salomon Brothers All Cap Fund,
                                 a series of
                         Oppenheimer Select Managers

              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.708.7780

 By and in exchange for Class A, Class B, Class C, Class N and Class Y shares of Oppenheimer Series Fund, Inc., on behalf of its series
                            Oppenheimer Value Fund

      This combined  Prospectus and Proxy Statement  solicits proxies from the shareholders of Oppenheimer  Select Managers - Salomon  Brothers All Cap Fund,
a series of Oppenheimer  Select Managers  ("Salomon Brothers All Cap Fund") to
be voted at a Special Meeting of  Shareholders  (the "Meeting") to approve the
Agreement and Plan of Reorganization (the "Reorganization  Agreement") and the
transactions  contemplated  thereby  (the  "Reorganization")  between  Salomon
Brothers  All Cap Fund and  Oppenheimer  Series Fund,  Inc.,  on behalf of its series  Oppenheimer  Value Fund ("Value Fund").  This combined  Prospectus and
Proxy  Statement  constitutes  the  Prospectus  of Value  Fund  and the  Proxy
Statement  of  Salomon  Brothers  All Cap  Fund  filed on Form  N-14  with the
Securities and Exchange  Commission  ("SEC").  If shareholders vote to approve the  Reorganization  Agreement  and  the  Reorganization,  the net  assets  of
Salomon  Brothers  All Cap Fund will be acquired by Value Fund in exchange for
shares  of  Value  Fund.   The  Meeting   will  be  held  at  the  offices  of
OppenheimerFunds,  Inc. at 6803 South Tucson Way,  Centennial,  Colorado 80112
at  1:00  P.M.,  Mountain  Time,  on  October  31,  2003  or any  adjournments
thereof.   The  Board  of  Trustees  of  Salomon  Brothers  All  Cap  Fund  is
soliciting  these  proxies on behalf of Salomon  Brothers  All Cap Fund.  This
Prospectus and Proxy  Statement will first be sent to shareholders on or about
September 15, 2003.

      If the shareholders vote to approve the  Reorganization  Agreement,  you will  receive  Class A shares of Value  Fund equal in value to the value as of the  Valuation  Date (as such term is  defined  in the  Agreement  and Plan of
Reorganization  attached  hereto  as  Exhibit  A) of your  Class A  shares  of
Salomon  Brothers All Cap Fund; Class B shares of Value Fund equal in value to the  value  as of the  Valuation  Date  of  your  Class B  shares  of  Salomon
Brothers  All Cap  Fund;  Class C shares of Value  Fund  equal in value to the value as of the Valuation Date of your Class C shares of Salomon  Brothers All
Cap Fund;  Class N shares of Value  Fund equal in value to the value as of the
Valuation  Date of your Class N shares of Salomon  Brothers All Cap Fund;  and
Class Y shares of Value Fund  equal in value to the value as of the  Valuation
Date  of your  Class Y  shares  of  Salomon  Brothers  All Cap  Fund.  Salomon
Brothers  All Cap Fund will then be  liquidated  and  de-registered  under the
Investment Company Act of 1940 (the "Investment Company Act").

      Value  Fund's  investment  objective  is to  seek  long-term  growth  of capital  by  investing  primarily  in common  stocks  with low  price-earnings ratios and better-than-anticipated  earnings. Realization of current income is a secondary  consideration.  In selecting equity  investments for Value Fund's portfolio,  the  portfolio  manager  currently  uses a value  investing  style coupled with fundamental  analysis of issuers. In using a value approach,  the manager looks for stocks and other equity  securities of companies that appear to be temporarily  undervalued,  by various  measures,  such as price/earnings ratios,  and that appear to have favorable  earnings growth  prospects.  Value investing  seeks  stocks  having  prices  that are low in relation to what the portfolio  manager believes to be their real worth or future  prospects,  with the  expectation  that they will  appreciate  in value  when  5ther  investors realize the intrinsic value of the stock.

      This  Prospectus and Proxy Statement  gives  information  about Class A,
Class B,  Class C,  Class N and Class Y shares of Value  Fund that you  should
know  before  investing.   You  should  retain  it  for  future  reference.  A
Statement of Additional  Information relating to the Reorganization  described in this Proxy Statement and  Prospectus,  dated September 15, 2003 (the "Proxy
Statement of Additional  Information")  has been filed with the Securities and
Exchange  Commission  ("SEC") as part of the  Registration  Statement  on Form
N-14 (the "Registration  Statement") and is incorporated  herein by reference.
You may receive a copy by written  request to the Transfer  Agent at P. O. Box
5270, Denver,  Colorado 80217-5270,  or by calling  1.800.708.7780.  The Proxy
Statement of Additional Information includes the following documents,  each of which is available  free of charge by calling  1.800.708.7780:  (i)  unaudited financial  statements  as of April  30,  2003 of Value  Fund;  (ii)  unaudited financial  statements as May 31, 2003 of Salomon  Brothers All Cap Fund; (iii)
the Value Fund  Statement of Additional  Information  dated December 23, 2002, revised  January 15, 2003 and as  supplemented  August 15, 2003;  and (iv) the
Salomon Brothers All Cap Fund Statement of Additional  Information dated March
28, 2003.

      The  Prospectus  of Value Fund dated  December 23, 2002 is enclosed with and considered a part of this  Prospectus and Proxy  Statement and is intended to provide you with information about Value Fund.

Mutual fund shares are not deposits or  obligations  of any bank,  and are not insured or  guaranteed by the Federal  Deposit  Insurance  Corporation  or any
other U.S.  government  agency.  Mutual fund shares involve  investment  risks including the possible loss of principal.

This Proxy Statement and Prospectus is dated September 15, 2003.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this combined Prospectus and Proxy Statement.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                          Page
                                                                          ----
Synopsis
   What am I being asked to vote on?.........................................................                 6
   What are the general tax consequences of the Reorganization?........................ 7
  Comparisons of Some Important Features
   How do the investment objectives and policies of the Funds compare?...............7
   Who manages the Funds?.....................................................................                        8
   What are the fees and  expenses of each fund and what are they  expected to be after the
      Reorganization?.............................................................................                          9
   Where can I find more financial information about the Funds?........................... 14
   What  are  the   capitalizations   of  the   Funds   and  what   might  the
capitalizations be after the

         Purchases, Redemptions, Exchanges and other Shareholder Services..........
   25

         Dividends and Distributions..........................................................                  25
What are the  Principal  Risks of an  Investment  in  Value  Fund and  Salomon
Brothers All Cap Fund?.................................................................................................                   25
Reasons for the Reorganization......................................................................                     26
Information about the Reorganization

   What  should I know  about  Class A,  Class B, Class C, Class N and Class Y shares of
      Value                            Fund?                          ..................
..............................                                                                31
Comparison of Investment Objectives and Policies
   Are there any  significant  differences  between the investment  objectives and strategies of
      the Funds?.....................................................................................                             31
   What are the main risks associated with an investment in the Funds?.....................
32
   How do the investment policies of the Funds compare?..................................        32
   What are the fundamental investment restrictions of the Funds?........................36
   Do the Funds have any additional restrictions that are not fundamental? 38
   How  do the  Account  Features  and  Shareholder  Services  for  the  Funds

Voting Information
   How many votes are necessary to approve the Reorganization Agreement?...........
42

   Voting By Broker-Dealers                                                43
   Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans   43

Information about Salomon Brothers All Cap Fund                            46
Principal Shareholders                                                     46

Exhibit A - Agreement and Plan of  Reorganization  by and between  Oppenheimer
Select  Managers on behalf of its series  Salomon  Brothers All Cap Fund,  and
Oppenheimer Series Fund, Inc. on behalf of its series Oppenheimer Value Fund.

Exhibit B - Principal Shareholders

Enclosures:
Prospectus of Oppenheimer Value Fund dated December 23, 2002.

Annual Report as of October 31, 2002, of Value Fund and Semi-Annual Report as
of April 30, 2003, of Value Fund are available without charge upon request.

2
                                      1
                                   SYNOPSIS

      This  synopsis is only a summary and is qualified in its entirety by the more detailed  information  contained in or  incorporated by reference in this combined  Prospectus and Proxy Statement and by the  Reorganization  Agreement
which is  attached as Exhibit A.  Shareholders  should  carefully  review this
Prospectus  and Proxy  Statement  and the  Reorganization  Agreement  in their entirety  and,  in  particular,  the  current  Prospectus  of Value Fund which accompanies  this combined  Prospectus and Proxy Statement and is incorporated herein by reference.

      If   shareholders   of  Salomon   Brothers  All  Cap  Fund  approve  the
Reorganization,  the net  assets  of  Salomon  Brothers  All Cap Fund  will be transferred  to Value Fund,  in exchange for an equal value of shares of Value
Fund. The shares of Value Fund will then be  distributed  to Salomon  Brothers
All  Cap  Fund  shareholders  and  Salomon  Brothers  All  Cap  Fund  will  be liquidated.  If shareholders approve the Reorganization,  you will cease to be a shareholder  of Salomon  Brothers All Cap Fund and will become a shareholder of Value Fund.  This  exchange will occur on the Closing Date (as such term is defined in the  Reorganization  Agreement attached hereto as Exhibit A) of the
Reorganization.

      Shareholders  of  Salomon  Brothers  All Cap Fund  holding  certificates
representing   their   shares  will  not  be  required  to   surrender   their
certificates  in  connection   with  the   reorganization.   However,   former
shareholders of Salomon  Brothers All Cap Fund whose shares are represented by outstanding  share  certificates  will not be allowed to redeem,  exchange  or transfer class shares of Value Fund they receive in the  Reorganization  until the exchanged  Salomon Brothers All Cap Fund  certificates  have been returned to the Transfer Agent.

What am I being asked to vote on?

      Your Fund's investment manager, OppenheimerFunds,  Inc. (the "Manager"), proposed  to the Board of  Trustees  of your fund,  Salomon  Brothers  All Cap
Fund, that it be reorganized with and into Value Fund so that  shareholders of
Salomon  Brothers  All Cap Fund may  become  shareholders  of a  substantially larger  fund with more  favorable  long-term  performance,  and an  investment objective  and  policies  similar  to those of their  current  fund.  Although
Salomon  Brothers All Cap Fund's  performance  was slightly  better than Value
Fund's  performance  for the one  year  ended  June  30,  2003,  Value  Fund's long-term  performance  has been better than  Salomon  Brothers All Cap Fund's long-term  performance.  The Board also considered the fact that the surviving fund has the  potential  for lower overall  operating  expenses.  In addition, the Board  considered  that both funds have Class A, Class B, Class C, Class N and Class Y shares  offered under  identical  sales charge  arrangements.  The
Board  also   considered   that  the   Reorganization   would  be  a  tax-free
reorganization,  and there would be no sales charge  imposed in effecting  the
Reorganization.  In  addition,  due to the  relatively  moderate  costs of the reorganization,  the Boards of both funds  concluded  that  neither fund would experience dilution as a result of the Reorganization.

      A  reorganization  of Salomon  Brothers All Cap Fund with and into Value
Fund is  recommended  by the  Manager  based on the fact that both  funds have similar investment objectives, strategies and focuses.

      At a meeting  held on April 28,  2003,  the Board of Trustees of Salomon
Brothers All Cap Fund  approved a  reorganization  transaction  that will,  if approved by shareholders,  result in the transfer of the net assets of Salomon
Brothers  All Cap Fund to Value Fund in exchange  for an equal value of shares of Value Fund.  The shares of Value Fund will then be  distributed  to Salomon
Brothers  All Cap Fund  shareholders  and Salomon  Brothers  All Cap Fund will subsequently be liquidated.  If shareholders  approve the Reorganization,  you will  cease to be a  shareholder  of  Salomon  Brothers  All Cap Fund and will become a shareholder  of Value Fund.  This exchange would occur on the Closing
Date (as such term is defined in the Reorganization  Agreement attached hereto as Exhibit A) of the  Reorganization.  For federal  income tax  purposes,  the holding  period of your  Salomon  Brothers All Cap Fund shares will be carried over to the  holding  period  for shares you  receive in  connection  with the
Reorganization.

      Approval of the Reorganization  means you will receive Class A shares of
Value Fund equal in value to the value as of the Valuation  Date of your Class
A shares of Salomon  Brothers All Cap Fund; Class B shares of Value Fund equal in  value to the  value as of the  Valuation  Date of your  Class B shares  of
Salomon  Brothers All Cap Fund; Class C shares of Value Fund equal in value to the value as of the Valuation Date of your Class C shares of Salomon  Brothers
All Cap Fund;  Class N shares of Value  Fund equal in value to the value as of the  Valuation  Date of your Class N shares of Salomon  Brothers All Cap Fund;
and Class Y shares of Value  Fund equal in value as of the  Valuation  Date of your Class Y shares of Salomon  Brothers All Cap Fund.  The shares you receive will be issued at net asset value  without a sales  charge or the payment of a contingent  deferred  sales  charge  ("CDSC").  Although,  if your  shares  of
Salomon  Brothers  All Cap Fund are subject to a CDSC,  your Value Fund shares will  continue  to be  subject  to the same CDSC  applicable  to your  Salomon
Brothers  All Cap Fund shares.  The period  during which you held your Salomon
Brothers  All Cap Fund  shares  will carry over to your Value Fund  shares for purposes of determining the CDSC holding periods.

      For the  reasons  set  forth  in the  "Reasons  for the  Reorganization"
section  below,  the Board of  Trustees of Salomon  Brothers  All Cap Fund has
determined  that  the   Reorganization   is  in  the  best  interests  of  the
shareholders of Salomon Brothers All Cap Fund.

                THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that  shareholders  of Salomon  Brothers All Cap Fund who are U.S.  citizens will not recognize any gain or loss for federal  income tax purposes,  as a result of the  exchange  of their  shares  for shares of Value
Fund. You should,  however,  consult your tax advisor regarding the effect, if any, of the  Reorganization  in light of your  individual  circumstances.  You should also consult your tax advisor  about state and local tax  consequences.
For further  information  about the tax  consequences  of the  Reorganization, please  see  the  "Information  About  the  Reorganization--What  are  the  Tax
Consequences of the Reorganization?" section below.

                    Comparisons of Some Important Features

How do the investment objectives and policies of the Funds compare?

      Salomon  Brothers  All Cap Fund seeks  capital  appreciation.  While the
Sub-Advisor  (defined  below) for  Salomon  Brothers  All Cap Fund  selects an
investment  primarily  for  its  capital  appreciation  potential,   secondary
consideration  is given to a company's  dividend  record and the potential for an improved  dividend  return.  Salomon  Brothers  All Cap Fund and Value Fund have  similar  investment  objectives.  Value Fund seeks  long-term  growth of capital  by  investing  primarily  in common  stocks  with low  price-earnings ratios and  better-than-anticipated  earnings.  Realization  of current income is a secondary consideration for Value Fund.

      In seeking their  investment  objectives,  Salomon Brothers All Cap Fund and Value Fund  utilize a similar  investing  strategy.  Salomon  Brothers All
Cap Fund is a  non-diversified  mutual  fund  that  invests  mainly  in common stocks,  preferred  stocks and  securities  convertible  into common stocks of companies Salomon Brothers Asset Management Inc. (the "Sub-Advisor")  believes are undervalued in the  marketplace.  Salomon  Brothers All Cap Fund generally invests in securities of large, well-known companies.

      Value Fund's  portfolio  manager also invests in  securities he believes are  currently  undervalued  in the  marketplace.  Value Fund is a diversified mutual fund that invests  primarily in common stocks of issuers that may be of small,  medium or large  capitalization,  to seek capital  growth.  Value Fund currently focuses on securities of large, well-known companies.

      Both funds can invest in  preferred  stocks,  rights and  warrants,  and securities  convertible  into  common  stock.  Both  funds can buy  securities issued by foreign  companies,  although  neither  fund  invests a  significant amount in foreign securities.

      Salomon  Brothers  All Cap Fund is  "non-diversified."  That  means that compared to funds that are  diversified  such as Value  Fund,  it can invest a greater  portion  of its  assets in the  securities  of one  issuer.  Having a higher  percentage of its assets  invested in the  securities of fewer issuers can  result  in  greater  fluctuations  of its  share  prices  due  to  events affecting a particular issuer.

      Salomon  Brothers  All Cap Fund is  "non-diversified."  That  means that compared to funds that are  diversified  such as Value  Fund,  it can invest a greater  portion  of its  assets in the  securities  of one  issuer.  Having a higher  percentage of its assets  invested in the  securities of fewer issuers can  result  in  greater  fluctuations  of its  share  prices  due  to  events affecting a particular issuer.

      Please refer to the Annual and  Semi-Annual  Reports of both funds for a complete listing of the investments for each fund as of the respective  report dates.

Who manages the Funds?

       The  day-to-day  management of the business and affairs of each fund is the  responsibility  of the Manager.  However,  Salomon  Brothers All Cap Fund
also employs the Sub- Advisor to manage the  investment  and  reinvestment  of the Fund's assets.

       Salomon  Brothers All Cap Fund, a "series" or portfolio of  Oppenheimer
Select  Managers,  is an  open-end,  management  investment  company  with  an unlimited  number of  authorized  shares of beneficial  interest.  Oppenheimer
Select  Managers,  of which  Salomon  Brothers  All Cap Fund is a series,  was organized as a  Massachusetts  business  trust on November 10, 2000.  The Fund commenced  operations  on February 16,  2001.  On May 1, 2002 the Fund changed its name from  Salomon  Brothers  Capital  Fund to  Salomon  Brothers  All Cap
Fund. The Fund is governed by a Board of Trustees,  which is  responsible  for protecting the interests of shareholders under Massachusetts law.

       Value  Fund  is  a  series  of  Oppenheimer   Series  Fund,  Inc.  That
corporation  is an  open-end  management  investment  company  organized  as a
Maryland  corporation on December 9, 1981, and was called  Connecticut  Mutual
Investment Accounts,  Inc. until March 18, 1996, when the Manager became Value
Fund's  investment  advisor.  Value Fund is a  diversified  mutual  fund which commenced  operations  on  September  16,  1985.  On March  18,  1996 the Fund
changed  its name  from  Connecticut  Mutual  Growth  Account  to  Oppenheimer
Disciplined  Value Fund and effective March 1, 2001  subsequently  changed its name to  Oppenheimer  Value  Fund.  Value  Fund  is  governed  by a  Board  of
Directors,  which is responsible  for protecting the interests of shareholders under Maryland law.

      Both funds are located at 6803 South  Tucson Way,  Centennial,  Colorado
80112. The Manager is located at 498 Seventh Avenue,  New York, New York 10018 and acts as investment advisor to both funds.

      Value Fund is managed by Christopher  Leavy.  Mr. Leavy is a Senior Vice
President  of the  Manager,  Vice  President  of Value  Fund and  serves as an officer and portfolio  manager of other  Oppenheimer  funds.  Prior to joining the Manager in September  2000, he was a portfolio  manager of Morgan  Stanley
Dean Witter Investment Management (from 1997).

    The Manager has retained Salomon Brothers Asset Management Inc.  ("Salomon
Brothers") as the Sub-Advisor to provide the day-to-day  portfolio  management of Salomon  Brothers  All Cap Fund.  Salomon  Brothers  is located at 399 Park
Avenue,  New York, New York 10022. It is a wholly-owned  subsidiary of Salomon
Smith Barney  Holdings  Inc.,  which in turn is a  wholly-owned  subsidiary of
Citigroup,  Inc.  Salomon  Brothers  has  served as an  investment  advisor to investment  companies  since  1987,  and  as of  December  31,  2002,  Salomon
Brothers and its  affiliates  managed  approximately  $34.2 billion of assets.
The  Manager,  not Salomon  Brothers All Cap Fund,  pays  Salomon  Brothers an annual fee based on the Fund's  average  annual net assets.  Salomon  Brothers
All Cap Fund is team managed by Salomon  Brothers.  The team has an average of
26 years of investment experience.

      Additional  information  about the Funds  and the  Manager  is set forth below in "Comparison of Investment Objectives and Policies."

What are the fees and  expenses  of each  fund and  those  expected  after the
Reorganization?

      Salomon  Brothers  All Cap Fund and Value  Fund  each pay a  variety  of
expenses   directly   for   management   of  their   assets,   administration,
distribution  of  their  shares  and  other   services.   Those  expenses  are
subtracted  from each fund's  assets to calculate  the Funds'  respective  net
asset   values  per  share.   Shareholders   therefore   pay  these   expenses
indirectly.  Shareholders of both funds pay other expenses  directly,  such as sales charges.

      The  following  tables are provided to help you  understand  and compare the fees and expenses of investing in shares of Salomon  Brothers All Cap Fund with the fees and  expenses  of  investing  in shares of Value  Fund.  The pro forma  expenses of the  surviving  Value Fund show what the fees and  expenses are expected to be after giving effect to the Reorganization.

                             PRO FORMA FEE TABLE
                 For the 12 month period ended March 31, 2003

------------------------------------------------------------------------------------
                                                                Pro Forma
                       Salomon Brothers                         Surviving Value
                       All Cap Fund        Value Fund           Fund
                       Class A shares      Class A Shares       Class A shares
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Maximum Sales Charge          5.75%               5.75%                5.75%
(Load) on purchases
(as a
 %  of offering price)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a % of the lower
of the original              None 1               None 1              None 1
offering price or
redemption proceeds)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Annual Fund Operating Expenses Deducted from Fund Assets (as a percentage of average daily net assets)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Management Fees               1.10%               0.625%              0.625%
------------------------------------------------------------------------------------
Distribution and/or           0.18%               0.24%                0.24%
Service (12b-1) Fees
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Other Expenses5               0.55%               0.34%                0.34%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Fund Operating          1.83%               1.21%                1.21%
Expenses
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                       Salomon Brothers    Value Fund           Pro Forma
                                                                Surviving Value
                       All Cap Fund                             Fund
                       Class B Shares      Class B Shares       Class B Shares
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Maximum Sales Charge          None                 None                None
(Load) on purchases
(as a  %  of offering
price)
------------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a % of the lower
of the original                5%2                 5%2                  5%2
offering price or
redemption proceeds)
------------------------------------------------------------------------------------
Annual Fund Operating Expenses Deducted from Fund Assets (as a percentage of average daily net assets)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Management Fees               1.10%               0.625%              0.625%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Distribution and/or           1.00%               1.00%                1.00%
Service (12b-1) Fees
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Other Expenses5               0.53%               0.45%                0.45%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Total Fund Operating          2.63%               2.08%                2.08%
Expenses
------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                       Salomon Brothers    Value Fund          Pro Forma
                                                               Surviving Value
                       All Cap Fund                            Fund
                       Class C Shares      Class C Shares      Class C Shares
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Sales Charge          None                None                None
(Load) on purchases
(as a  %  of offering
price)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a % of the lower
of the original                1%3                 1%3                1%%3
offering price or
redemption proceeds)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Annual Fund Operating Expenses Deducted from Fund Assets (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Management Fees               1.10%              0.625%              0.625%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Distribution and/or           1.00%               1.00%               1.00%
Service (12b-1) Fees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Other Expenses5               0.38%               0.42%               0.42%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Fund Operating          2.48%               2.05%               2.05%
Expenses
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                       Salomon Brothers    Value Fund           Pro Forma
                                                                Surviving Value
                       All Cap Fund                             Fund
                       Class N shares      Class N Shares       Class N shares
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Sales Charge          None                 None                None
(Load) on purchases
(as a  %  of offering
price)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a % of the lower
of the original                1%4                 1%4                 1%4
offering price or
redemption proceeds)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Annual Fund Operating Expenses Deducted from Fund Assets (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Management Fees               1.10%               0.625%              0.625%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Distribution and/or           0.50%               0.50%               0.50%
Service (12b-1) Fees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Other Expenses5               0.32%               0.48%               0.48%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Fund Operating          1.92%               1.61%               1.61%
Expenses
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                       Salomon Brothers    Value Fund           Pro Forma
                                                                Surviving Value
                       All Cap Fund                             Fund
                       Class Y  Shares     Class Y Shares       Class Y Shares
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Sales Charge          None                None                None
(Load) on purchases
(as a  %  of offering
price)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)
(as a % of the lower
of the original               None                None                None
offering price or
redemption proceeds)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Annual Fund Operating Expenses Deducted from Fund Assets (as a percentage of average daily net assets)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Management Fees               1.10%              0.625%              0.625%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Distribution and/or            N/A                 N/A                 N/A
Service (12b-1) Fees
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Other Expenses5               1.65%               1.60%               1.60%
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Total Fund Operating          2.75%               2.23%               2.23%
Expenses
-----------------------------------------------------------------------------------
Note:  Expenses may vary in future years.
1. A contingent  deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000
   for certain  retirement  plan accounts) of Class A shares.  See "How to Buy
   Shares" in each fund's Prospectus.
2. Applies  to  redemptions   within  the  first  year  after  purchase.   The
contingent deferred sales charge declines to 1%       in the  sixth  year  and
is eliminated after that.
3.    Applies to shares redeemed within 12 months of purchase.
4.    Applies  to shares  redeemed  within 18  months of a  retirement  plan's first purchase of Class N shares.
5.    "Other Expenses" include transfer agent fees and custodial, accounting and legal expenses, and are based on, among other things, the fees the
   Funds would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Funds to currently limit these fees to 0.35% of average daily net assets per fiscal year for all classes. For the period April 1, 2002 through October 31, 2002, the transfer agent voluntarily undertook to limit Class Y other expenses to
   0.25% of average daily net assets per fiscal year. The transfer agent fee limitations may be amended or withdrawn without notice at any time.

   For Value Fund, after that waiver, the actual "Other Expenses" and "Total
   Annual Operating Expenses" for the period shown were 0.39% and 2.02% for
   Class B shares, 0.39% and 2.02% for Class C shares, 0.39% and 1.52% for
   Class N shares, and 0.25% and 0.88% for Class Y shares and were the same as shown above for Class A shares.

   For Salomon Brothers All Cap Fund, in addition to that waiver, "Total
   Annual Operating Expenses" were further reduced by a voluntary expense assumption undertaken by the Manager.  After that waiver and expense assumption, the actual "Total Annual Operating Expenses" for the period shown were 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for
   Class C shares, 1.90% for Class N shares and 0.95% for Class Y shares.

Examples

      These  examples  below  are  intended  to help you  compare  the cost of investing in each fund and the proposed  surviving Value Fund.  These examples assume that you invest $10,000 in a class of shares for the periods  indicated
at an annual return for each class of 5%, the operating  expenses described in the table above and  reinvestment  of your dividends and  distributions.  Your actual  costs may be higher or lower  because  expenses  will vary over  time.
The first example for each fund and the proposed  surviving Value Fund assumes that you  redeem  all of your  shares  at the end of the  periods  shown.  The
second  example   assumes  that  you  keep  your  shares.   For  each  $10,000
investment,  you would pay the following  projected  expenses if you sold your shares  after the number of years  shown or held your shares for the number of years shown.

                        12 Months Ended March 31, 2003
                        ------------------------------

                        Salomon Brothers All Cap Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $750         $1,117        $1,508         $2,599
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $766         $1,117        $1,595        $2,5921
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $351          $773         $1,321         $2,816
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $295          $603         $1,037         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                    $278          $853         $1,454         $3,080
--------------------------------------------------------------------------------

                        Salomon Brothers All Cap Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $750         $1,117        $1,508         $2,599
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $266          $817         $1,395        $2,5921
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $251          $773         $1,321         $2,816
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $195          $603         $1,037         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                    $278          $853         $1,454         $3,080
--------------------------------------------------------------------------------

                                  Value Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $691          $937         $1,202         $1,957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $711          $952         $1,319        $1,9831
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $308          $643         $1,103         $2,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $264          $508          $876          $1,911
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                    $226          $697         $1,195         $2,565
--------------------------------------------------------------------------------

                                  Value Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $691          $937         $1,202         $1,957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $211          $652         $1,119        $1,9831
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $208          $643         $1,103         $2,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $164          $508          $876          $1,911
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                    $226          $697         $1,195         $2,565
--------------------------------------------------------------------------------

                        Pro Forma Surviving Value Fund
--------------------------------------------------------------------------------
If shares are redeemed:    1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $691         $937         $1,202         $1,957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $711         $952         $1,319        $1,9831
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $308         $643         $1,103         $2,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $264         $508          $876          $1,911
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                     $226         $697         $1,195         $2,565
--------------------------------------------------------------------------------

                        Pro Forma Surviving Value Fund
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $691         $937         $1,202         $1,957
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $211         $652         $1,119        $1,9831
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $208         $643         $1,103         $2,379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $164         $508          $876          $1,911
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                     $226         $697         $1,195         $2,565
--------------------------------------------------------------------------------

In the "If shares are redeemed"  examples,  expenses include the initial sales charge for Class A and the  applicable  Class B, Class C or Class N contingent deferred  sales  charge.  In the "If shares are not  redeemed"  examples,  the
Class A expenses  include the sales  charge,  but Class B, Class C and Class N expenses do not include the contingent  deferred  sales  charges.  There is no sales charge on Class Y shares.

1 Class B  expenses  for  years 7 through  10 are  based on Class A  expenses, since Class B shares  automatically  convert to Class A shares 72 months after purchase.

Where can I find more financial information about the Funds?

      Performance  information  for both Value Fund and Salomon  Brothers  All
Cap Fund is set forth in each fund's  Prospectus under the section "The Fund's
Past  Performance."  Value Fund's  Prospectus  accompanies this Prospectus and
Proxy Statement and is incorporated herein by reference.

      The financial  statements of Value Fund and information  with respect to its  performance  during its fiscal year ended  October 31, 2002,  including a discussion of factors that  materially  affected its  performance and relevant market  conditions during that fiscal year is set forth in Value Fund's Annual
Report  dated  October  31,  2002.  Additional  information  about the  Fund's performance  during the six month  period ended April 30, 2003 is set forth in the  Fund's  Semi-Annual  Report  dated  April 30,  2003.  Those  reports  are included in the Proxy  Statement of Additional  Information  and  incorporated herein by reference.  These documents are available upon request.  See section entitled "Information About Value Fund."

      The  financial   statements  of  Salomon   Brothers  All  Cap  Fund  and
additional  information with respect to its performance during its fiscal year ended  November 30, 2002,  including a discussion  of factors that  materially affected its  performance and relevant  market  conditions  during that fiscal year is set forth in Salomon  Brothers  All Cap  Fund's  Annual  Report  dated
November 30, 2002. Additional  information about the Fund's performance during the  six  month  period  ended  May  31,  2003  is set  forth  in  the  Fund's
Semi-Annual  Report  dated May 31,  2003.  Those  reports are  included in the
Proxy  Statement of  Additional  Information  and are  incorporated  herein by reference.  These documents are available upon request.  See section  entitled
"Information About Salomon Brothers All Cap Fund."

What are the  capitalizations of the Funds and what would the  capitalizations be after the Reorganization?

      The  following  table  sets  forth  the  capitalization  (unaudited)  of
Salomon  Brothers  All Cap Fund and  Value  Fund and  indicates  the pro forma combined  capitalization  as of March 31,  2003 as if the  Reorganization  had
occurred on that date.
                     Net Assets          Shares              Net Asset Value
                                         Outstanding         Per Share
Salomon Brothers All Cap Fund
Class A                       $5,111,895             727,315               $7.03
Class B                       $3,488,192             503,637               $6.93
Class C                       $5,795,777             837,531               $6.92
Class N                       $5,844,717             838,028               $6.97
Class Y                             $707                 100               $7.07
                     ----------------------------------------
                     ----------------------------------------
TOTAL                        $20,241,288           2,906,611

Value Fund
Class A                     $145,247,774           9,980,947              $14.55
Class B                      $45,981,866           3,193,972              $14.40
Class C                      $17,429,649           1,227,403              $14.20
Class N                       $2,322,318             161,097              $14.42
Class Y                       $1,320,206              89,224              $14.80
                     ----------------------------------------
                     ----------------------------------------
TOTAL                       $212,301,813          14,652,643

Value Fund
(Pro Forma Surviving Fund)
Class A                     $150,359,669          10,332,220              $14.55
Class B                      $49,470,058           3,436,267              $14.40
Class C                      $23,225,426           1,635,544              $14.20
Class N                       $8,167,035             566,539              $14.42
Class Y                       $1,320,913              89,272              $14.80
                     ----------------------------------------
                     ----------------------------------------
TOTAL                       $232,543,101          16,059,842

*Reflects  the  issuance of 351,273  Class A shares,  242,295  Class B shares,
408,141  Class C shares,  405,442 Class N, and 48 Class Y shares of Value Fund in a tax-free  exchange  for the net assets of Salomon  Brothers All Cap Fund, aggregating $20,241,288.

How have the Funds performed?

      The following past  performance  information  for each fund is set forth below, and for earlier periods, in its respective Prospectus:  (i) a bar chart detailing  annual total  returns of Class A shares of each fund as of December
31st  from  year to year  for the last 10 full  calendar  years  (for  Salomon
Brothers  All  Cap  Fund,  since  that  Fund's  inception);  and  (ii)  tables detailing how the average annual total  returns,  both before and after taxes, of Value  Fund's and Salomon  Brothers  All Cap Fund's Class A, Class B, Class
C,  Class N and Class Y shares  compare  to those of the S&P 500 Index and the
Russell 3000(R)Index,  respectively.  The after-tax returns are shown for Class
A shares  only and are  calculated  using the  historical  highest  individual federal  marginal  income tax rates in effect  during the periods shown and do not reflect the impact of state or local taxes.

      In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares" may be higher  than the other  return figures  for the  same  period.  A  higher  after-tax  return  results  when a capital  loss  occurs  upon  redemption  and  translates  into an assumed  tax
deduction   that  benefits  the   shareholder.   The  after-tax   returns  are
calculated  based on  certain  assumptions  mandated  by  regulation  and your actual  after-tax  returns  may differ  from those  shown,  depending  on your individual  tax  situation.  The  after-tax  returns  set forth  below are not relevant  to  investors  who  hold  their  fund  shares  through  tax-deferred arrangements  such as 401(k) plans or IRAs or to  institutional  investors not subject to tax. The past  investment  performance  of either fund,  before and after taxes,  is not necessarily an indication of how either fund will perform in the future.

Annual Total Return for Salomon Brothers All Cap Fund (Class A shares)
(as of 12/31/02)

[See appendix to Prospectus and Proxy  statement for data in bar chart showing annual total returns for Salomon Brothers All Cap Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/1/03 through 6/30/03,  the cumulative return for Salomon
Brothers  All Cap Fund (not  annualized)  before  taxes for Class A shares was
15.06%.  During the period  shown in the bar chart,  the  highest  return (not annualized)  before taxes for a calendar  quarter for Salomon Brothers All Cap
Fund was 11.84%  (4thQtr'02)  and the lowest  return (not  annualized)  before taxes for a calendar quarter was -18.34% (3rd Qtr'02).

Annual Total Returns for Value Fund (Class A shares)
(as of 12/31/02)

[See appendix to Prospectus and Proxy  statement for data in bar chart showing annual total returns for Value Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
For the period from 1/1/03 through 6/30/03, the cumulative return for Value
Fund (not annualized) before taxes for Class A shares was 10.61%. During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter for Value Fund was 18.26% (4th Q'98) and the lowest return (not annualized) before taxes for a calendar quarter was
-16.69% (3rd Q'01).

Average annual total returns for the Funds for the period ended December 31,
2002 are as follows:

-------------------------------------------------------------------
                                                      5 Years
                                                    (or life of
Salomon Brothers All Cap Fund       1 Year        class, if less)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  A   Shares   (inception
2/16/01)                            -26.57%           -17.26%
 Return Before Taxes                -26.57%           -17.41%
Return After Taxes on               -16.18%           -13.63%
  Distributions
Return    After    Taxes    on
Distributions   and   Sale  of
Fund Shares
-------------------------------------------------------------------
Russell 3000(R)Index (from           -21.54%           -15.19%
2/28/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  B   Shares   (inception      -26.50%           -17.11%
2/16/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  C   Shares   (inception      -23.52%           -15.32%
2/16/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  N   Shares   (inception      -23.07%           -14.45%
3/1/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  Y   Shares   (inception      -21.59%           -14.25%
2/16/01)
-------------------------------------------------------------------
Salomon  Brothers  All Cap Fund's  average  annual  total  returns include  applicable  sales  charges:  for  Class  A,  the  current
maximum   initial  sales  charge  of  5.75%;   for  Class  B,  the
contingent  deferred  sales  charge of 5% (1-year) and 4% (life of class);  and for Class C and Class N, the 1%  contingent  deferred sales charge for the 1-year  period.  There is no sales charge for
Class Y. The returns  measure the  performance  of a  hypothetical
account  and  assume  that  all   dividends   and  capital   gains
distributions  have been  reinvested  in  additional  shares.  The performance  of the  Fund's  Class A  shares  is  compared  to the
Russell 3000(R)Index,  an unmanaged  index of  large-capitalization
U.S.  companies.  The index performance  includes  reinvestment of income but does not reflect transaction costs,  expenses or taxes.
The Fund's investments vary from those in the index.

-------------------------------------------------------------------------------------

Value Fund                          1 Year            5 Years          10 Years
                                                    (or life of       (or life of
                                                  class, if less)   class, if less)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception
9/16/85)                            -18.03%           -2.98%             7.53%
 Return Before Taxes                -18.10%           -4.04%             5.41%
Return After Taxes on               -10.98%           -2.49%             5.53%
  Distributions
Return    After    Taxes    on
Distributions   and   Sale  of
Fund Shares
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
S&P 500 Index (from 12/31/92)       -22.09%           -0.58%             9.34%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  B   Shares   (inception      -18.03%           -2.90%             4.51%
10/02/95)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  C   Shares   (inception      -14.54%           -2.56%             2.88%
5/01/96)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  N   Shares   (inception      -14.17%           -8.67%              N/A
3/01/01)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  Y   Shares   (inception      -13.16%           -1.61%             2.74%
12/16/96)
-------------------------------------------------------------------------------------
Value Fund's  average annual total returns  include  applicable  sales charges:  for
Class A, the  current  maximum  initial  sales  charge  of  5.75%;  for Class B, the contingent  deferred  sales charge of 5% (1-year) and 2% (5 years);  and for Class C and  Class N,  the 1%  contingent  deferred  sales  charge  for the  1-year  period.
Because Class B shares convert to Class A shares 72 months after  purchase,  Class B
"life-of class"  performance  does not include any contingent  deferred sales charge and uses Class A  performance  for the period  after  conversion.  There is no sales charge for Class Y shares.  The returns  measure the  performance  of a hypothetical account and assume that all  dividends  and capital  gains  distributions  have been reinvested in additional  shares.  The  performance  of the Fund's Class A shares is compared to the S&P 500 Index,  an unmanaged index of equity  securities.  The index performance includes  reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund's investments vary from those in the index.

Average  annual total returns for the Funds for the period ended June 30, 2003 are as follows:

-------------------------------------------------------------------
Salomon Brothers All Cap Fund       1 Year            5 Years
                                                    (or life of
                                                  class, if less)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  A   Shares   (inception
2/16/01)                            -0.96%            -8.66%
 Return Before Taxes                -0.96%            -8.80%
Return After Taxes on               -0.62%            -7.37%
  Distributions
Return    After    Taxes    on
Distributions   and   Sale  of
Fund Shares
-------------------------------------------------------------------
Russell 3000(R)Index (from            0.77%            -14.77%
2/28/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  B   Shares   (inception      -0.75%            -8.30%
2/16/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  C   Shares   (inception       3.26%            -7.13%
2/16/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  N   Shares   (inception       3.86%            -6.13%
3/1/01)
-------------------------------------------------------------------
-------------------------------------------------------------------
Class  Y   Shares   (inception       5.69%            -5.98%
2/16/01)
-------------------------------------------------------------------
Salomon  Brothers  All Cap Fund's  average  annual  total  returns include  applicable  sales  charges:  for  Class  A,  the  current
maximum   initial  sales  charge  of  5.75%;   for  Class  B,  the
contingent  deferred  sales  charge of 5% (1-year) and 3% (life of class);  and for Class C and Class N, the 1%  contingent  deferred sales charge for the 1-year  period.  There is no sales charge for
Class Y. The returns  measure the  performance  of a  hypothetical
account  and  assume  that  all   dividends   and  capital   gains
distributions  have been  reinvested  in  additional  shares.  The performance  of the  Fund's  Class A  shares  is  compared  to the
Russell 3000(R)Index,  an unmanaged  index of  large-capitalization
U.S.  companies.  The index performance  includes  reinvestment of income but does not reflect transaction costs,  expenses or taxes.
The Fund's investments vary from those in the index.

-------------------------------------------------------------------------------------

Value Fund                          1 Year            5 Years          10 Years
                                                    (or life of       (or life of
                                                  class, if less)   class, if less)

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception
9/16/85)                            -1.06%            -2.60%             7.20%
 Return Before Taxes                -1.14%            -3.66%             5.20%
Return After Taxes on               -0.70%            -2.60%             5.22%
  Distributions
Return    After    Taxes    on
Distributions   and   Sale  of
Fund Shares
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
S&P 500 Index (from 6/30/93)         0.25%            -1.61%            10.04%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  B   Shares   (inception      -0.84%            -2.51%             5.58%
10/02/95)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  C   Shares   (inception       3.15%            -2.19%             4.08%
5/01/96)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  N   Shares   (inception       3.66%            -2.81%              N/A
3/01/01)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  Y   Shares   (inception       5.19%            -1.14%             4.22%
12/16/96)
-------------------------------------------------------------------------------------
Value Fund's  average annual total returns  include  applicable  sales charges:  for
Class A, the  current  maximum  initial  sales  charge  of  5.75%;  for Class B, the contingent  deferred  sales charge of 5% (1-year) and 2% (5 years);  and for Class C and  Class N,  the 1%  contingent  deferred  sales  charge  for the  1-year  period.
Because Class B shares convert to Class A shares 72 months after  purchase,  Class B
"life of class"  performance  does not include any contingent  deferred sales charge and uses Class A  performance  for the period  after  conversion.  There is no sales charge for Class Y shares.  The returns  measure the  performance  of a hypothetical account and assume that all  dividends  and capital  gains  distributions  have been reinvested in additional  shares.  The  performance  of the Fund's Class A shares is compared to the S&P 500 Index,  an unmanaged index of equity  securities.  The index performance includes  reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund's investments vary from those in the index.

      How Has Value Fund Performed?  - Below is a discussion by the Manager of
Value  Fund's  performance  during its fiscal  year ended  October  31,  2002, followed  by  a  graphical  comparison  of  Value  Fund's  performance  to  an appropriate broad-based market index.

      Management's  Discussion  of  Performance  - During Value Fund's  fiscal year that ended  October 31, 2002 the Fund's  strong  performance  relative to its  benchmark,  the  S&P  500 and  peer  group  was  driven  by its  security selection  strategy.  The Fund  particularly  benefited  from its  holdings of technology,  industrial and financial services stocks,  which performed better in the  aggregate  than their  respective  components on the value side of the
S&P 500 Index.  Only the Fund's energy and health care holdings  trailed their respective  Index  components (10 sectors in all), and in each case the margin of  difference  was  minimal.  The Fund  slightly  reduced its exposure to the industrials  group after taking profits in stocks of defense  contractors that had gained  value,  and it  modestly  increased  its  exposure  to health care stocks. The Fund's portfolio holdings and allocations are subject to change.

      Comparing  Value  Fund's  Performance  to the Market - The  graphs  that follow show the  performance  of a  hypothetical  $10,000  investment  in each class of shares of Value Fund held until June 30,  2003.  Class A  performance is shown for a 10-year period.  For each other class,  performance is measured from  inception  of the class:  from  October 2, 1995 for Class B, from May 1,
1995 for Class C  shares,  from  March 1,  2001 for  Class N shares,  and from
December 16, 1996 for Class Y shares.  Value Fund's  performance  reflects the deduction  of the  maximum  initial  sales  charge  on  Class  A  shares,  the applicable  contingent  deferred  sales charge on Class B, Class C and Class N shares,  and  reinvestment  of all dividends and capital gains  distributions.
Value Fund's  performance is compared to the performance of the S&P 500 Index, an  unmanaged  index of equity  securities.  Index  performance  reflects  the reinvestment of dividends but does not reflect  transaction costs, and none of the data in the graphs that  follow  shows the effect of taxes.  Value  Fund's performance  reflects  the effects of Fund  business and  operating  expenses.
While index  comparisons may be useful to provide a benchmark for Value Fund's performance,  it must be noted that Value Fund's  investments  are not limited to the investments in the Index.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Value Fund (Class A) and S&P 500 Index.

[Line Graph]

---------------------------------------------------------------
        Date         Value of Investment in    S&P 500 Index
                              Fund
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1993              $9,425               $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1993              $9,846               $10,258
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1993              $9,985               $10,495
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1994              $9,754               $10,098
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1994              $9,563               $10,140
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1994              $10,025              $10,635
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1994              $9,919               $10,633
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1995              $10,792              $11,667
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1995              $11,708              $12,779
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1995              $12,703              $13,794
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1995              $13,530              $14,624
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1996              $14,174              $15,409
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1996              $14,352              $16,099
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1996              $14,751              $16,597
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1996              $16,016              $17,979
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1997              $16,049              $18,463
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1997              $18,219              $21,683
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1997              $20,109              $23,307
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1997              $19,860              $23,976
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1998              $21,833              $27,318
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1998              $21,547              $28,225
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1998              $21,555              $25,424
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1998              $21,072              $30,833
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1999              $22,146              $32,368
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1999              $19,900              $34,645
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1999              $20,541              $32,488
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1999              $20,517              $37,318
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2000              $20,261              $38,172
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2000              $20,308              $37,158
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2000              $20,225              $36,798
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2000              $19,978              $33,921
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2001              $21,707              $29,902
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2001              $18,085              $31,651
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2001              $20,828              $27,007
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2001              $21,440              $29,893
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2002              $19,166              $29,975
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2002              $19,087              $25,961
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2002              $16,145              $21,479
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2002              $18,115              $23,289
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2003              $17,159              $22,555
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2003              $20,037              $26,025
---------------------------------------------------------------

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Value Fund (Class B) and S&P 500 Index.

[Line Graph]

---------------------------------------------------------------
        Date         Value of Investment in    S&P 500 Index
                              Fund
---------------------------------------------------------------
---------------------------------------------------------------
     10/02/1995              $10,000              $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1995              $10,804              $10,602
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1996              $11,294              $11,170
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1996              $11,399              $11,671
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1996              $11,683              $12,032
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1996              $12,657              $13,034
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1997              $12,657              $13,384
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1997              $14,341              $15,719
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1997              $15,798              $16,896
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1997              $15,574              $17,381
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1998              $17,082              $19,804
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1998              $16,835              $20,461
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1998              $14,208              $18,431
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1998              $16,773              $22,352
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1999              $16,367              $23,465
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1999              $17,171              $25,116
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1999              $15,402              $23,552
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1999              $15,865              $27,053
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2000              $15,820              $27,673
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2000              $15,596              $26,938
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2000              $15,605              $26,677
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2000              $15,502              $24,591
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2001              $15,296              $21,677
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2001              $16,580              $22,945
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2001              $13,787              $19,578
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2001              $15,878              $21,670
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2002              $16,344              $21,730
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2002              $14,550              $18,821
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2002              $12,308              $15,571
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2002              $13,809              $16,883
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2003              $13,080              $16,351
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2003              $15,230              $18,867
---------------------------------------------------------------

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Value Fund (Class C) and S&P 500 Index.

[Line Graph]

---------------------------------------------------------------
        Date         Value of Investment in  S&P 500 Index
                     Fund
---------------------------------------------------------------
---------------------------------------------------------------
     05/01/1996              $10,000              $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1996              $10,061              $10,297
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1996              $10,314              $10,615
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1996              $11,178              $11,499
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1997              $11,178              $11,808
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1997              $12,664              $13,867
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1997              $13,954              $14,906
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1997              $13,757              $15,334
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1998              $15,090              $17,471
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1998              $14,871              $18,051
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1998              $12,551              $16,260
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1998              $14,814              $19,719
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1999              $14,458              $20,701
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1999              $15,163              $22,158
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1999              $13,603              $20,778
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1999              $14,009              $23,867
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2000              $13,977              $24,414
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2000              $13,776              $23,765
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2000              $13,784              $23,535
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2000              $13,699              $21,695
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2001              $13,506              $19,124
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2001              $14,648              $20,243
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2001              $12,179              $17,273
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2001              $13,997              $19,118
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2002              $14,391              $19,171
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2002              $12,782              $16,604
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2002              $10,795              $13,737
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2002              $12,082              $14,895
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2003              $11,422              $14,425
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2003              $13,313              $16,645
---------------------------------------------------------------

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Value Fund (Class N) and S&P 500 Index.

[Line Graph]

---------------------------------------------------------------
        Date         Value of Investment in    S&P 500 Index
                              Fund
---------------------------------------------------------------
---------------------------------------------------------------
     03/01/2001              $10,000              $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2001              $9,397               $9,367
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2001              $10,199              $9,915
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2001              $8,490               $8,460
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2001              $9,768               $9,364
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2002              $10,051              $9,390
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2002              $8,941               $8,132
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2002              $7,566               $6,728
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2002              $8,468               $7,295
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2003              $8,023               $7,065
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2003              $9,358               $8,153
---------------------------------------------------------------

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Value Fund (Class Y) and S&P 500 Index.

[Line Graph]

---------------------------------------------------------------
        Date         Value of Investment in  S&P 500 Index
                     Fund
---------------------------------------------------------------
---------------------------------------------------------------
     12/16/1996              $10,000              $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1996              $10,280              $10,000
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1997              $10,291              $10,269
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1997              $11,689              $12,060
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1997              $12,918              $12,963
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1997              $12,769              $13,335
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1998              $14,045              $15,194
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1998              $13,873              $15,698
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1998              $11,743              $14,140
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1998              $13,907              $17,149
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/1999              $13,609              $18,003
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/1999              $14,301              $19,269
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/1999              $12,852              $18,069
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/1999              $13,280              $20,756
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2000              $13,280              $21,231
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2000              $13,122              $20,667
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2000              $13,145              $20,467
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2000              $13,107              $18,867
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2001              $12,964              $16,631
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2001              $14,108              $17,604
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2001              $11,767              $15,021
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2001              $13,561              $16,626
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2002              $13,977              $16,672
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2002              $12,456              $14,440
---------------------------------------------------------------
---------------------------------------------------------------
     09/30/2002              $10,549              $11,946
---------------------------------------------------------------
---------------------------------------------------------------
     12/31/2002              $11,777              $12,953
---------------------------------------------------------------
---------------------------------------------------------------
     03/31/2003              $11,216              $12,545
---------------------------------------------------------------
---------------------------------------------------------------
     06/30/2003              $13,103              $14,475
---------------------------------------------------------------

      Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

What are other key features of the Funds?

      The   description  of  certain  key  features  of  the  Funds  below  is
supplemented   by  each  fund's   Prospectus   and   Statement  of  Additional
Information, which are incorporated by reference.

Investment  Management  and  Fees -  Under  each  fund's  investment  advisory agreement,  the Fund pays the  Manager  an  advisory  fee based on the  Fund's average annual net assets at a rate that declines on additional  assets as the
Fund grows.

-------------------------------------------------------------------------------
     Salomon Brothers All Cap Fund                    Value Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.10% of the first $100 million of       0.625% of the first $300 million of
average annual net assets of the Fund    average annual net assets of the
and                                      Fund,
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.00% of average annual net assets in    0.500% of the next $100 million, and
excess of $100 million
-------------------------------------------------------------------------------
                                        ---------------------------------------
                                        0.450% of average annual net assets
                                        in excess of $400 million.
                                        ---------------------------------------

      The management  fee for Salomon  Brothers All Cap Fund for the 12 months ended  March 31,  2003 was 1.10% of the  average  annual  net  assets for each class of shares.  The  management  fee for Value Fund for the 12 months  ended
March 31, 2003 was 0.625% of the  average  annual net assets for each class of shares.  The  12b-1  distribution  plans  for  both  funds  are  substantially similar.  However,  the other expenses the Funds incurred,  including transfer agent fees and custodial,  accounting and legal expenses,  have differed, with
Value Fund's "Other  Expenses"  being less than those of Salomon  Brothers All
Cap Fund because Value Fund is a significantly larger fund.

-------------------------------------------------------------------------------
  June 30, 2003         Value Fund         Salomon Brothers     Combined Pro
                                             All Cap Fund     Forma Value Fund
                          Class A              Class A            Class A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fee            0.625%                1.10%              0.625%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
12b-1 Fees                 0.24%                0.18%1             0.24%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses             0.34%                0.55%              0.34%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Expenses             1.21%                1.83%              1.21%
-------------------------------------------------------------------------------
"Other Expenses" include transfer agent fees and custodial, accounting and legal expenses, and are based on, among other things, the fees the Funds would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Funds to limit these fees to 0.25% of average daily net assets per fiscal year for Class Y shares and 0.35% of average daily net assets per fiscal year for all other classes.
For Value Fund, after that waiver, the actual "Other Expenses" and "Total
Annual Operating Expenses" for the period shown were 0.39% and 2.02% for
Class B shares, 0.39% and 2.02% for Class C shares, 0.39% and 1.52% for Class
N shares, and 0.25% and 0.88% for Class Y shares and were the same as shown above for Class A shares.
For Salomon Brothers All Cap Fund, in addition to that waiver, "Total Annual
Operating Expenses" were further reduced by a voluntary expense assumption undertaken by the Manager.  After that waiver and expense assumption, the actual "Total Annual Operating Expenses" for the period shown were 1.65% for
Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.90% for
Class N shares and 0.95% for Class Y shares.
1. Class A shares  12b-1 fee is not a full 25 basis  points as provided for by the 12b-1 plan due to monies  invested by the  Manager  upon which the Manager and Distributor do not collect a 12b-1 fee.

      The net assets  under  management  for Value Fund on  September  2, 2003 were  $280,447,333  as compared to  $27,276,409  for Salomon  Brothers All Cap
Fund.  Effective  upon the Closing of the  Reorganization,  the management fee rate for Value  Fund is  expected  to be 0.625% of  average  annual net assets based  on  combined  assets  of the  Funds  as of June 30,  2003.  The  "Other
Expenses"  of the  surviving  Fund are  expected  to be less  than the  "Other
Expenses" of Salomon  Brothers All Cap Fund and equal to or less than those of
Value Fund.

      For more details regarding each fund's investment  management agreement, see the section  below  entitled  "Comparison  of  Investment  Objectives  and
Policies - How do the Account Features and Shareholder  Services for the Funds
Compare?"

      Transfer  Agency and Custody  Services - Both funds receive  shareholder accounting and other  clerical  services from  OppenheimerFunds  Services (the
"Transfer  Agent") in its  capacity  as  transfer  agent and  dividend  paying agent.  The  Transfer  Agent  receives  an annual  per  account  fee from both funds.  The terms of the  transfer  agency  agreement  for both  funds and the
Manager's  voluntary  undertaking  to limit  transfer  agency fees  (currently
0.35%  per  fiscal  year  for  each  class of both  funds)  are  substantially similar.  Citibank,  N.A.,  located  at 111 Wall  Street,  New York,  New York
10005, acts as custodian of the securities and other assets of both funds.

      Distribution   Services  -  OppenheimerFunds   Distributor,   Inc.  (the
"Distributor")  acts  as the  principal  underwriter  in a  continuous  public offering  of shares of both  funds,  but is not  obligated  to sell a specific number of shares.  Both funds have adopted a Service Plan and Agreement  under
Rule  12b-1 of the  Investment  Company  Act for  their  Class A  shares.  The
Service Plan provides for the reimbursement to the Distributor,  for a portion of its costs incurred in connection with the personal  service and maintenance of  accounts  that hold  Class A shares  of the  respective  Funds.  Under the
Class A Service Plans,  reimbursement is made quarterly at an annual rate that may not  exceed  0.25% of the  average  annual net assets of Class A shares of the  respective  Funds.  The  Distributor  currently uses all of those fees to compensate dealers,  brokers, banks and other financial institutions quarterly for providing  personal service and maintenance of accounts of their customers that hold Class A shares of the respective Funds.

      Both funds have adopted  Distribution  and Service Plans and  Agreements under Rule 12b-1 of the Investment  Company Act for Class B, Class C and Class
N shares.  These plans  compensate the  Distributor for its services and costs in  connection  with the  distribution  of Class B, Class C and Class N shares and the  personal  service and  maintenance  of  shareholder  accounts.  Under their  respective  Class B and Class C Plans,  the Funds pay the Distributor a
service  fee at an annual  rate of 0.25% of  average  annual net assets and an asset-based  sales  charge at an annual  rate of 0.75% of  average  annual net assets.  Under their  respective Class N Plans the Funds pay the Distributor a service  fee at an annual  rate of 0.25% of  average  annual net assets and an asset-based  sales  charge at an annual  rate of 0.25% of  average  annual net assets.  All fee amounts are computed on the average  annual net assets of the class  determined  as of the close of each regular  business day of each fund.
The  Distributor  uses  all of the  service  fees to  compensate  dealers  for providing  personal  services and  maintenance of accounts of their  customers that hold  shares of the  Funds.  The  Class B and Class N  asset-based  sales charge is  retained  by the  Distributor.  After the first  year,  the Class C
asset-based   sales  charge  is  paid  to  the  broker-dealer  as  an  ongoing concession for shares that have been outstanding for a year or more.

      The terms of the Funds'  respective  Distribution  and Service Plans are
substantially   similar.   For  more   details   regarding   of  each   fund's
distribution-related  services,  see the section below titled  "Comparison  of
Investment  Objectives  and  Policies  -  How  do  the  Account  Features  and
Shareholder Services for the Funds Compare?"

      Purchases, Redemptions,  Exchanges and other Shareholder Services - Both funds have nearly the same  requirements  and  restrictions in connection with purchases,  redemptions and exchanges.  In addition, each fund also offers the same  types of  shareholder  services.  More  detailed  information  regarding purchases, redemptions,  exchanges and shareholder services can be found below in the section below titled "Comparison of Investment  Objectives and Policies
- How  do  the  Account  Features  and  Shareholder  Services  for  the  Funds
Compare?"

      Dividends and  Distributions - Both funds declare  dividends  separately for each class of shares from net  investment  income  annually  and pay those dividends  to  shareholders  in  December  on a date  selected by the Board of
Trustees  of each fund.  Both funds may realize  capital  gains on the sale of portfolio  holdings.  If they do,  they  will  make  distributions  out of any short- or long-term  capital  gains in December of each year.  There can be no
assurance   that  either  fund  will  pay  any   dividends  or  capital  gains
distributions in a particular year.

      For a  detailed  description  of each  fund's  policy on  dividends  and distributions,  see the section entitled "Comparison of Investment  Objectives and Policies - How do the Account  Features and  Shareholder  Services for the
Funds Compare?"

    What are the Principal Risks of an Investment in Value FunD OR SALOMON
                            BROTHERS ALL CAP FUND?

      In evaluating  whether to approve the Reorganization and invest in Value
Fund,  shareholders should carefully consider the following risk factors,  the other  information  set forth in this Proxy  Statement and  Prospectus and the more  complete  description  of  risk  factors  set  forth  in  the  documents incorporated by reference herein,  including the Prospectuses of the Funds and
their  respective  Statements  of  Additional  Information.   The  Value  Fund
Prospectus  is  enclosed  with  the  other  proxy  materials,  including  this combined Prospectus and Proxy Statement.

General

      All investments have risks to some degree.  Both funds'  investments are subject to changes in their  value from a number of factors  described  below.
There is also  the  risk  that  poor  security  selection  by the  Manager  or
Sub-Advisor  will cause the Funds to  underperform  other funds having similar objectives.  The main investment risks of the Funds are substantially similar.
      These risks  collectively  form the risk profiles of the Funds,  and can affect the value of the Funds' investments,  investment performance and prices per share.  These  risks mean that you can lose money by  investing  in either fund.  When you redeem your  shares,  they may be worth more or less than what you paid for them.  There is no  assurance  that either fund will  achieve its investment objective.

Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility  at times may be great.  Because both funds  currently  focus their investments in stocks,  the value of the Funds' portfolios will be affected by changes in the stock  markets.  Market  risk will  affect the Funds' per share prices,  which will fluctuate as the values of the Funds' portfolio securities change.

      A variety of factors can affect the price of a particular  stock and the prices of individual  stocks do not all move in the same  direction  uniformly or at the same time.  Different stock markets may behave differently from each other. In particular,  because both funds currently  emphasize  investments in stocks of U.S.  issuers,  they will be affected  primarily  by changes in U.S.
stock markets.  Both funds currently emphasize  securities of larger companies but they can also buy stocks of small- and  medium-size  companies,  which may have more volatile stock prices than stocks of larger companies.

Risks of Value Investing.  Value investing seeks stocks having prices that are low in relation to what is believed to be their real worth or prospects.  Both funds  expect to  realize  appreciation  in the value of their  holdings  when other investors  realize the intrinsic value of those stocks. In using a value investing  style,  there is the risk that the market will not  recognize  that the  securities  are  undervalued  and they might not  appreciate  in value as anticipated.

Industry  Focus.  At times both funds may increase  the  relative  emphasis of their investments in stocks of companies in a particular  industry.  Stocks of issuers in a  particular  industry  may be  affected  by  changes in  economic
conditions,   changes  in  government   regulations,   availability  of  basic
resources or supplies,  or other  events that affect that  industry  more than others.  To the extent that the Funds increase the relative  emphasis of their investments  in a particular  industry,  their share  values may  fluctuate in response to events affecting that industry.

Risks of  Foreign  Investing.  Both  funds  can buy  foreign  equity  and debt securities.  However,  neither fund currently invests in foreign securities to a significant degree.

      These include equity and debt  securities of companies  organized  under the laws of  countries  other than the United  States and debt  securities  of foreign  governments and their agencies and  instrumentalities.  While foreign securities  offer  special  investment  opportunities,  they  are  subject  to special risks that can reduce the Funds' share prices and returns.

      The change in value of a foreign  currency  against the U.S. dollar will result in a change in the U.S. dollar value of securities  denominated in that foreign currency.  Currency rate changes can also affect the distributions the
Funds make from the income  they  receive  from  foreign  securities.  Foreign investing can result in higher  transaction and operating costs for the Funds.
Foreign  issuers  are  not  subject  to the  same  accounting  and  disclosure requirements  to which  U.S.  companies  are  subject.  The  value of  foreign investments may be affected by exchange control regulations,  expropriation or nationalization of a company's assets,  foreign taxes, delays in settlement of transactions,  changes in governmental economic or monetary policy in the U.S.
or abroad, or other political and economic factors.

Risks  of  Investing  in  Debt  Securities.  Both  funds  can  invest  in debt securities.  However,  neither fund currently  invests in debt securities to a significant degree.

      Debt  securities,  such as bonds,  involve credit risk. This is the risk that the borrower  will not make timely  payments of principal  and  interest.
The degree of credit risk depends on the issuer's  financial  condition and on the terms of the bonds.  Debt  securities  are also  subject to interest  rate risk.  That is the risk the value of the security may fall when interest rates rise. In general,  the market price of debt securities with longer  maturities will go up or down more in  response  to  changes in  interest  rates than the market price of shorter term securities.

Risks   of   Non-Diversification.   Salomon   Brothers   All   Cap   Fund   is
"non-diversified."  That means  that  compared  to funds that are  diversified such as Value  Fund,  it can  invest a greater  portion  of its  assets in the securities of one issuer.  Having a higher  percentage of its assets  invested in the securities of fewer issuers can result in greater  fluctuations  of its share prices due to events affecting a particular issuer.

How Risky are the Funds Overall?  The risks described above  collectively form the overall risk profile of the Funds,  and can affect the value of the Funds'
investments,   their  investment  performance  and  their  prices  per  share.
Particular  investments and investment strategies have risks. The share prices of the  Funds  will  change  daily  based  on  changes  in  market  prices  of securities and market  conditions,  and in response to other economic  events.
In the OppenheimerFunds  spectrum,  both funds are generally more conservative than  aggressive  growth  stock  funds,  but more  aggressive  than funds that emphasize investing in bonds as well as stocks.

                        REASONS FOR THE REORGANIZATION

      At a meeting of the Board of Trustees of Salomon  Brothers  All Cap Fund
held April 28,  2003,  the Board  considered  whether to approve the  proposed
Reorganization  and reviewed and  discussed  with the Manager and  independent legal counsel the materials  provided by the Manager  relevant to the proposed
Reorganization.  Included in the  materials  was  information  with respect to the Funds'  respective  investment  objectives and policies,  management fees, distribution  fees and other operating  expenses,  historical  performance and asset size.

      The Board reviewed  information  demonstrating that Salomon Brothers All
Cap Fund is a relatively  smaller fund with  approximately  $20 million in net assets.  The Board  anticipates  that Salomon  Brothers All Cap Fund's  assets will not increase  substantially  in size in the near future.  In  comparison,
Value  Fund  has  approximately   $200  million  in  net  assets.   After  the
Reorganization,  the  shareholders  of  Salomon  Brothers  All Cap Fund  would become  shareholders  of a  larger  fund  that is  anticipated  to have  lower overall  operating  expenses than Salomon Brothers All Cap Fund.  Economies of scale may benefit  shareholders  of Salomon  Brothers  All Cap Fund.  However, there can be no assurances  that lower  operating  expenses will continue into the future.

      The Board  considered  the fact that both funds have similar  investment objectives of seeking  capital  appreciation  with the  realization of current income as a  secondary  consideration  for Value  Fund.  The Board  considered that  although  both  funds  select  securities  believed  to be  undervalued, their respective investment decision making processes are different.

       The Board noted that Value Fund's  management  fee is  currently  lower than that of Salomon  Brothers All Cap Fund. The Board  considered  that Value
Fund's  long-term  performance  has been better than that of Salomon  Brothers
All Cap Fund.  The Board also  considered  that the  procedures for purchases, exchanges and  redemptions of shares of both funds are  substantially  similar and that both funds offer the same investor services and options.

      In  addition,  the Board  considered  the terms  and  conditions  of the
Reorganization,  including  the fact that no sales  charge would be imposed in effecting the  Reorganization  and that the Reorganization is expected to be a tax-free  reorganization.  The Board  concluded that Salomon  Brothers All Cap
Fund's  participation  in the transaction is in the best interests of the Fund and its  shareholders,  notwithstanding  that the lower pro forma  expenses of the  combined  funds  (relative  to  Salomon  Brothers  All Cap  Fund) and the historically  better  performance  of Value Fund are  subject  to change.  The
Board concluded that the Reorganization  would not result in a dilution of the interests of existing shareholders of Salomon Brothers All Cap Fund.

      After  consideration  of the above  factors,  and such other factors and information  as the Board of Salomon  Brothers  All Cap Fund deemed  relevant, the  Board,  including  the  Trustees  who are not  "interested  persons"  (as defined in the  Investment  Company  Act) of either  Salomon  Brothers All Cap
Fund or the Manager (the  "Independent  Trustees"),  unanimously  approved the
Reorganization  and the  Reorganization  Agreement  and voted to recommend its approval to the shareholders of Salomon Brothers All Cap Fund.

      The  Board  of  Directors  of  Value  Fund  also   determined  that  the
Reorganization  was in the best  interests of Value Fund and its  shareholders
and  that  no  dilution  would  result  to  those  shareholders.   Value  Fund
shareholders  do not vote on the  Reorganization.  The  Board  of Value  Fund,
including  the   Independent   Directors,   also   unanimously   approved  the
Reorganization and the Reorganization Agreement.

      For the  reasons  discussed  above,  the  Board,  on behalf  of  Salomon
Brothers  All Cap  Fund,  recommends  that  you  vote  FOR the  Reorganization
Agreement.  If  shareholders  of Salomon  Brothers All Cap Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

                     INFORMATION ABOUT THE REORGANIZATION

The  following is only a summary of the material  terms of the  Reorganization
Agreement.  You should read the actual form of  Reorganization  Agreement.  It is attached as Exhibit A.

How Will the Reorganization be Carried Out?

      If the  shareholders  of  Salomon  Brothers  All Cap  Fund  approve  the
Reorganization  Agreement,  the  Reorganization  will take place after various conditions  are  satisfied  by Salomon  Brothers  All Cap Fund and Value Fund,
including  delivery  of  certain  documents.  The  Closing  Date is  presently scheduled for November 7, 2003 and the Valuation  Date is presently  scheduled for November 6, 2003.

      If   shareholders   of  Salomon   Brothers  All  Cap  Fund  approve  the
Reorganization Agreement,  Salomon Brothers All Cap Fund will deliver to Value
Fund  substantially  all of its  assets  on the  Closing  Date.  In  exchange, shareholders  of Salomon  Brothers All Cap Fund will receive Class A, Class B,
Class C, Class N and Class Y Value Fund  shares that have a value equal to the dollar  value of the  assets  delivered  by Salomon  Brothers  All Cap Fund to
Value Fund.  Salomon  Brothers  All Cap Fund will then be  liquidated  and its outstanding  shares will be  cancelled.  The stock  transfer  books of Salomon
Brothers All Cap Fund will be  permanently  closed at the close of business on the Valuation Date. Only  redemption  requests  received by the Transfer Agent in proper form on or before the close of business on the  Valuation  Date will be fulfilled by Salomon Brothers All Cap Fund.  Redemption  requests  received after that time will be considered requests to redeem shares of Value Fund.

      Shareholders  of Salomon  Brothers  All Cap Fund who vote their Class A,
Class B,  Class C,  Class N and Class Y shares in favor of the  Reorganization will be electing in effect to redeem their shares of Salomon  Brothers All Cap
Fund at net asset value on the Valuation Date,  after Salomon Brothers All Cap
Fund subtracts a cash reserve,  and reinvest the proceeds in Class A, Class B,
Class C,  Class N and Class Y shares of Value  Fund at net  asset  value.  The cash  reserve is that  amount of cash  retained  by Salomon  Brothers  All Cap
Fund,  which is  deemed  sufficient  in the  discretion  of the  Board for the payment of the Fund's outstanding  debts,  taxes, and expenses of liquidation.
The cash reserve is expected to consist of  approximately  $18,900 cash.  This amount of cash reserve is reflected in the pro forma  presentation  of the net asset value above.  Value Fund is not  assuming any debts of Salomon  Brothers
All  Cap  Fund  except  debts  for  unsettled   securities   transactions  and
outstanding  dividend and  redemption  checks.  Salomon  Brothers All Cap Fund will recognize capital gain or loss on any sales of portfolio  securities made prior to the  Reorganization.  The sales  contemplated  in the  Reorganization are anticipated to be in the ordinary  course of business of Salomon  Brothers
All Cap Fund's activities.

      Under the  Reorganization  Agreement,  within one year after the Closing
Date,  Salomon  Brothers All Cap Fund shall:  (a) either pay or make provision for all of its debts and  taxes;  and (b) either (i)  transfer  any  remaining amount of the cash  reserve to Value  Fund,  if such  remaining  amount is not material (as defined below) or (ii)  distribute  such remaining  amount to the shareholders  of Salomon  Brothers All Cap Fund who were  shareholders  on the
Valuation  Date.  The  remaining  amount shall be deemed to be material if the amount to be  distributed,  after  deducting  the  estimated  expenses  of the distribution,  equals or  exceeds  one cent per share of the number of Salomon
Brothers All Cap Fund shares  outstanding  on the Valuation  Date. In order to qualify  for this  distribution,  it is not  necessary  for a  shareholder  of
Salomon  Brothers  All Cap Fund to  continue  to hold  shares of the  combined entity  after  the  Closing  Date.  If the cash  reserve  is  insufficient  to satisfy any of Salomon Brothers All Cap Fund's  liabilities,  the Manager will assume  responsibility  for any such  unsatisfied  liability.  Within one year after the  Closing  Date,  Salomon  Brothers  All Cap Fund will  complete  its liquidation.

      Under the  Reorganization  Agreement,  either  Salomon  Brothers All Cap
Fund or Value Fund may abandon and terminate the Reorganization  Agreement for any reason  and there  shall be no  liability  for  damages or other  recourse available to the other Fund, provided,  however, that in the event that one of the Funds terminates this Agreement  without  reasonable cause, it shall, upon demand,  reimburse  the  other  Fund for all  expenses,  including  reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      To the  extent  permitted  by law,  the  Funds  may  agree to amend  the
Reorganization  Agreement without  shareholder  approval.  They may also agree to  terminate  and  abandon the  Reorganization  at any time before or, to the extent  permitted  by law,  after the  approval  of  shareholders  of  Salomon
Brothers All Cap Fund.

Who will pay the expenses of the Reorganization?

      The cost of printing  and mailing  the proxies and this  Prospectus  and
Proxy  Statement  will be borne  equally by Salomon  Brothers All Cap Fund and
Value  Fund.  Those  printing  costs and  mailing  costs are  estimated  to be
$10,000  and  $2,000,  respectively.  The  Funds  will  bear the cost of their respective  tax  opinions.  Any  documents  such as existing  prospectuses  or annual  reports that are included in the proxy  mailing or at a  shareholder's request  will  be  a  cost  of  the  Fund  issuing  the  document.  Any  other out-of-pocket  expenses associated with the Reorganization will be paid by the
Funds in the amounts  incurred by each.  Depending on the  circumstances,  the
Manager  expects to absorb  some or perhaps  all of the audit  costs and other
fees  related  to  this  proxy   statement.   The  approximate   cost  of  the
Reorganization  is $14,500 for Salomon  Brothers  All Cap Fund and $15,000 for
Value Fund.

What are the tax consequences of the Reorganization?

      The  Reorganization is intended to qualify as a tax-free  reorganization for federal  income tax  purposes  under  Section  368(a)(1)  of the  Internal
Revenue  Code  of  1986,  as  amended.   Based  on  certain   assumptions  and
representations  received  from Salomon  Brothers All Cap Fund and Value Fund, it is expected  to be the  opinion of  Deloitte & Touche  LLP,  tax advisor to
Salomon  Brothers All Cap Fund, that  shareholders of Salomon Brothers All Cap
Fund will not recognize any gain or loss for federal  income tax purposes as a result of the  exchange  of their  shares for shares of Value  Fund,  and that shareholders  of Value Fund will not  recognize  any gain or loss upon receipt of Salomon  Brothers  All Cap Fund's  assets.  If this type of tax  opinion is not  forthcoming  by the Closing Date, the Fund may still choose to go forward
with  the   reorganization,   pending   re-solicitation  of  shareholders  and
shareholder  approval.  In  addition,  neither fund is expected to recognize a gain or loss as a result of the Reorganization.

      Immediately  prior to the Valuation Date,  Salomon Brothers All Cap Fund will pay a  dividend  which will have the  effect of  distributing  to Salomon
Brothers All Cap Fund's  shareholders  all of Salomon  Brothers All Cap Fund's net investment  company taxable income for taxable years ending on or prior to the Closing Date  (computed  without  regard to any  deduction  for  dividends paid) and all of its net capital  gains,  if any,  realized  in taxable  years ending on or prior to the Closing  Date  (after  reduction  for any  available capital loss  carry-forward).  Such  dividends will be included in the taxable income of Salomon Brothers All Cap Fund's  shareholders as ordinary income and capital gain, respectively.

      You will continue to be  responsible  for tracking the purchase cost and holding  period of your shares and should  consult your tax advisor  regarding the  effect,  if any,  of the  Reorganization  in  light  of  your  individual circumstances.  You  should  also  consult  your tax  advisor  as to state and local and other tax consequences,  if any, of the Reorganization  because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B, Class C, Class N and Class Y shares of Value Fund?

      The rights of  shareholders  of both funds are  substantially  the same.
Class A, Class B,  Class C,  Class N and/or  Class Y shares of Value Fund will be  distributed to  shareholders  of Class A, Class B, Class C, Class N and/or
Class Y shares of Salomon Brothers All Cap Fund,  respectively,  in connection with the  Reorganization.  Each  share  will be fully  paid and  nonassessable when  issued,  will  have no  preemptive  or  conversion  rights  and  will be transferable  on the books of Value  Fund.  Salomon  Brothers  All Cap  Fund's
Declaration of Trust contains an express  disclaimer of shareholder or Trustee liability for the Fund's  obligations,  and provides for  indemnification  and reimbursement  of  expenses  out of its  property  for  any  shareholder  held personally  liable  for  its  obligations.  Neither  fund  permits  cumulative voting. If shareholders  approve the Reorganization,  the shares of Value Fund will be recorded  electronically  in each  shareholder's  account.  Value Fund will then send a confirmation  to each  shareholder.  Shareholders  of Salomon
Brothers All Cap Fund holding certificates  representing their shares will not
be  required  to  surrender   their   certificates   in  connection  with  the
Reorganization.  However,  former  shareholders  of Salomon  Brothers  All Cap
Fund whose shares are represented by outstanding  share  certificates will not be allowed to redeem,  transfer or exchange  shares of Value Fund they receive in the  Reorganization  until  the  certificates  for  the  exchanged  Salomon
Brothers All Cap Fund shares have been returned to the Transfer Agent.

      Like Salomon  Brothers All Cap Fund,  Value Fund does not routinely hold annual shareholder meetings.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section  describes key investment  policies of Salomon Brothers All
Cap Fund and Value  Fund,  and  certain  noteworthy  differences  between  the
investment   objectives  and  policies  of  the  two  Funds.  For  a  complete description of Value Fund's investment  policies and risks,  please review its prospectus  dated  December 23,  2002,  which is enclosed  with this  combined
Prospectus and Proxy Statement and is incorporated herein by reference.

Are there any significant  differences  between the investment  objectives and strategies of the Funds?

      In considering  whether to approve the  Reorganization,  shareholders of
Salomon  Brothers All Cap Fund should  consider the  differences in investment objectives,  policies  and risks of the Funds.  Additional  information  about both funds is set forth in their  Statements  of  Additional  Information  and
Annual and  Semi-Annual  Reports,  which may be obtained  upon  request to the
Transfer  Agent.  See  "Information  about Salomon  Brothers All Cap Fund" and
"Information about Value Fund," below.

      Salomon  Brothers  All Cap Fund and Value Fund have  similar  investment objectives.  Value Fund seeks long-term  growth of capital.  Salomon  Brothers
All Cap Fund seeks capital appreciation.

What are the main risks associated with an investment in the Funds?

      Like all  investments,  an  investment  in either of the Funds  involves risk.  There is no  assurance  that  either  fund  will  meet  its  investment
objective.   The   achievement   of  the  Funds'  goals  depends  upon  market
conditions,   generally,   and  on  the  portfolio  manager's  analytical  and
portfolio  management  skills.  The risks  described above under "What are the
Principal  Risks of an Investment  in Value Fund and Salomon  Brothers All Cap
Fund"  describe the risk  profiles of the Funds in detail,  and can affect the value  of the  Funds'  investments,  investment  performance  and  prices  per share.

How Do the Investment Policies of the Funds Compare?

      Both  funds  invest  primarily  in common  stocks.  While both funds can
invest  in  different  market  capitalization   ranges,  they  both  currently
emphasize  stocks of larger,  well-known  companies.  "Market  capitalization"
refers to the total market value of an issuer's  common  stock.  The portfolio managers  for each of the Funds look for stocks  they  believe  are  currently undervalued  by the  market  with  the  expectation  that  those  stocks  will increase in value over time.

Value  Investing.   Both  funds  employ  a  "value"  investment  style.  Value investing  seeks  stocks  having  prices  that are low in  relation to what is believed  to be their real  worth or future  prospects,  with the  expectation that the Fund will  realize  appreciation  in the value of its  holdings  when other  investors  realize  the  intrinsic  value of the  stock.  In  selecting
equity   investments  for  Value  Fund's  portfolio,   the  portfolio  manager
currently  considers the following factors when assessing a company's business prospects:  Future  supply/demand  conditions  for its key  products,  product cycles,  quality of  management,  competitive  position  in the market  place, reinvestment  plans  for cash  generated,  and  better-than-expected  earnings reports. Not all factors are relevant for every individual security.

     The Sub-Advisor for the Salomon  Brothers All Cap Fund employs a two-step stock selection  process in its search for  undervalued  stocks of temporarily out of favor  companies.  First,  it uses  proprietary  models and fundamental research  to try  to  identify  stocks  that  are  underpriced  in the  market relative  to their  fundamental  value.  Second,  the  Sub-Advisor  emphasizes companies in those sectors of the economy,  which it believes are  undervalued
relative  to  other  sectors.   When  evaluating  an  individual   stock,  the
Sub-Advisor  looks for: Low market  valuations  measured by the  Sub-Advisor's valuation  models  and  positive  changes  in  earnings  prospects  because of factors  such as:  new,  improved  or unique  products  and  services,  new or rapidly expanding markets for the company's products, new management,  changes in the economic,  financial,  regulatory or political environment particularly affecting the company,  effective research,  product development and marketing and a business strategy not yet recognized by the marketplace.

Other Equity  Securities.  While both funds  emphasize  investments  in common stocks,  they can  invest  in other  equity  securities,  including  preferred stocks,  rights and warrants,  and securities  convertible  into common stock.
Both  funds  can  also  invest  in  debt  securities,  although  neither  fund currently emphasizes investing in debt securities.

      The Manager for Value Fund and the Sub-Advisor for Salomon  Brothers All
Cap Fund,  as the case may be,  consider  some  convertible  securities  to be
"equity  equivalents" because of the conversion feature and in that case their credit  rating may have less  impact on the  investment  decision  than in the case of other debt securities.

      Both  funds  can  buy  convertible   securities.   Value  Fund  can  buy
convertible securities rated as low as "B" by Moody's Investor Services,  Inc.
or  Standard & Poor's  Rating  Service or having  comparable  ratings by other nationally recognized rating organizations (or, if they are unrated,  having a
comparable   rating  assigned  by  the  Manager).   Those  ratings  are  below
"investment  grade" and the securities  (commonly referred to as "junk bonds")
are  subject to greater  risk of default by the issuer  than  investment-grade securities.  These  investments  are  subject  to Value  Fund's  policy of not investing  more  than  10% of its  net  assets  in  debt  securities.  Salomon
Brothers  All Cap Fund can invest in  convertible  securities  rated below the four highest  rating  categories  of S&P or Moody's or  equivalent  ratings of other rating  agencies or ratings  assigned to a security by the  Sub-Advisor.
Salomon  Brothers  All  Cap  Fund  can  invest  up  to  20%  of it  assets  in non-convertible  debt securities  rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-Advisor.

Non-Diversification.   Salomon   Brothers  All  Cap  Fund  is   classified  as
"non-diversified"  fund under the Investment Company Act, which means that the
Fund is not limited by the  Investment  Company Act in the  proportion  of its assets that may be invested in the  obligations of a single issuer.  The Fund, however,  intends to comply with the diversification  requirements  imposed by the  Internal  Revenue  Code in order to  continue  to qualify as a  regulated investment  company.  To the extent the Fund invests a greater  proportion  of its assets in the securities of a smaller  number of issuers,  the Fund may be more  susceptible to any single economic,  political or regulatory  occurrence than a more  widely  diversified  fund and may be subject  to greater  risk of loss with respect to its portfolio.  Value Fund is a "diversified"  fund under the Investment Company Act.

Foreign  Investing.  Value  Fund can  invest up to 25% of its total  assets in
securities  of  companies  or  governments   in  any  country,   developed  or
underdeveloped.  Salomon  Brothers  All Cap Fund can  invest  up to 20% of net assets in foreign securities  including foreign equity securities of companies located in any country,  including  developed  countries and emerging markets.
For  purposes of these  limits,  the  respective  advisors  for Value Fund and
Advisors or  Sub-Advisors  for Salomon  Brothers  All Cap Fund do not consider securities  of foreign  issuers that are  represented  by American  Depository
Receipts  or that are listed on a U.S.  securities  exchange  or traded in the
U.S.   over-the-counter  markets  to  be  foreign  securities.   Neither  fund
currently emphasizes foreign investing.

      "Foreign  securities"  include equity and debt securities  (which may be denominated in U.S.  dollars or non-U.S.  currencies)  of companies  organized under the laws of countries  other than the United States and debt  securities of foreign  governments that are traded on foreign securities  exchanges or in foreign  over-the-counter  markets.  These include  securities  issued by U.S.
corporations  denominated  in  non-U.S.   currencies.  Both  funds  will  hold
foreign  currency  only in  connection  with the  purchase  or sale of foreign securities.

Rights and  Warrants.  Both funds can invest in warrants or rights.  A warrant gives a Fund the right to buy a quantity of stock.  The warrant  specifies the amount of underlying  stock, the purchase (or "exercise")  price, and the date the warrant expires.  A Fund has no obligation to exercise the warrant and buy the stock. Rights are similar to warrants,  but normally have a short duration and are  distributed  directly by the issuer to its  shareholders.  Rights and warrants have no noting  rights,  receive no dividends and have no rights with respect to the assets of the issuer.

Cash and Cash Equivalents.  Both funds can invest in cash and cash equivalents such as commercial  paper,  repurchase  agreements,  Treasury  bills and other short-term U.S. government securities.  Under normal market conditions,  Value
Fund can  invest  up to 15% of its net  assets  in cash and cash  equivalents.
This  strategy  would be used  primarily  for  cash  management  or  liquidity purposes.  To the extent that the Funds use this  strategy,  they might reduce their opportunities to seek their objectives of long-term growth of capital.

Debt  Securities.  Under normal  market  conditions,  Value Fund can invest in debt  securities,  such  as  securities  issued  or  guaranteed  by  the  U.S.
government  or  its  agencies  and   instrumentalities,   foreign   government
securities, and foreign and domestic corporate bonds and debentures.  Normally these  investments  are  limited  to not more  than 10% of  Value  Fund's  net assets, including convertible debt securities.

      Salomon Brothers All Cap Fund may invest in corporate bond  obligations, as  well as  government  obligations  and  mortgage-related  securities.  Debt securities  are selected  primarily for their income  possibilities  and their relative  emphasis in the  portfolio  may be greater  when the stock market is volatile.  For example,  when interest  rates are falling,  or when the credit quality of a particular  issuer is improving,  the portfolio manager might buy debt securities for their own  appreciation  possibilities.  Salomon  Brothers
All Cap Fund has no limit on the range of  maturities  of the debt  securities they can buy.

      Neither fund currently emphasizes investments in debt securities.

      The debt securities the Funds buy may be rated by nationally  recognized rating  organizations or they may be unrated securities assigned an equivalent rating by the Manager for Value Fund or the Sub-Advisor  for Salomon  Brothers
All Cap Fund.  Value Fund's debt  investments may be "investment  grade" (that is, rated in the four highest  rating  categories  of a nationally  recognized rating organization) or may be lower-grade  securities.  Value Fund may invest up to 10% in debt  securities  rated as low as "B."  Salomon  Brothers All Cap
Fund may  invest  up to 20% of it assets in  non-convertible  debt  securities rated  below  investment  grade or,  if  unrated,  of  equivalent  quality  as determined by the Sub-Advisor.

      Mortgage-Related  Securities.  Both funds can purchase "mortgage-related securities" which are a form of derivative investment  collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans are assembled
as   securities   for   sale  to   investors   by   government   agencies   or
instrumentalities   or  by   private   issuers.   These   securities   include
collateralized   mortgage   obligations   ("CMOs"),    mortgage   pass-through
securities,  stripped  mortgage  pass-through  securities,  interests  in real estate mortgage investment conduits and other real estate-related securities.

      Mortgage-related  securities  that are issued or  guaranteed by agencies or  instrumentalities  of the U.S.  government have  relatively  little credit risk  (depending on the nature of the issuer) but are subject to interest rate risks and  prepayment  risks.  Mortgage-related  securities  issued by private issuers have greater credit risk.

      U.S.  Government  Securities.  Both funds can purchase securities issued
or  guaranteed  by  the  U.S.   Treasury  or  other  government   agencies  or
federally-chartered  corporate  entities  referred to as  "instrumentalities."
The obligations of U.S. government agencies or  instrumentalities in which The
Funds may invest may or may not be  guaranteed or supported by the "full faith and credit" of the United  States.  "Full faith and  credit"  means  generally that the taxing  power of the U.S.  government  is  pledged to the  payment of interest  and  repayment  of  principal  on a  security.  If a security is not backed by the full  faith and credit of the  United  States,  the owner of the security  must look  principally  to the agency  issuing  the  obligation  for repayment.  The owner  might not be able to assert a claim  against the United
States  if  the  issuing   agency  or   instrumentality   does  not  meet  its
commitment.  The Funds will invest in securities of U.S.  government  agencies and  instrumentalities  only if the Manager or  Sub-Advisor  is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

      These securities  include:  U.S.  Treasury  obligations,  U. S. Treasury securities that have been  "stripped" by a Federal  Reserve Bank,  zero-coupon
U.S. Treasury securities,  Treasury  Inflation-Protection  Securities ("TIPS")
and  obligations  issued  or  guaranteed  by  U.S.   government   agencies  or
instrumentalities.   U.S.  Treasury   obligations   include:   Treasury  bills
(maturities of one year or less when issued),  Treasury  notes  (maturities of one to 10  years),  and  Treasury  bonds  (maturities  of more than 10 years).
Obligations   issued   or   guaranteed   by  U.S.   government   agencies   or
instrumentalities  include:  Government National Mortgage Association ("GNMA")
pass-through mortgage certificates ("Ginnie Maes"),  Federal National Mortgage
Association bonds ("Fannie Maes"), and Federal Home Loan Mortgage  Corporation
obligations ("Freddie Macs")

Derivative  Investments.  Both funds can invest in a number of different kinds of "derivative"  investments.  In general terms, a derivative investment is an investment  contract  whose value depends on (or is derived from) the value of
an   underlying   asset,   interest   rate   or   index.   Options,   futures,
mortgage-related   securities  and  "stripped"   securities  are  examples  of
derivatives Value Fund can use. Options,  futures contracts,  structured notes such as  indexed  securities  or inverse  securities,  debt  exchangeable  for common stock,  equity-linked  debt  securities of an issuer,  CMOs and hedging instruments  are  derivative  instruments  Salomon  Brothers  All Cap Fund can use.  In  addition  to using  derivatives  for  hedging,  both funds might use other  derivative  investments  because they offer the potential for increased income and principal value.

      Derivatives  have risks.  If the issuer of the  derivative  does not pay the amount due,  the Funds can lose money on the  investment.  The  underlying security or investment on which the  derivative is based,  and the  derivative itself,  might  not  perform  the  way  the  Manager  of  Value  Fund  and the
Sub-Advisor  of  Salomon  Brothers  All  Cap  Fund  expected  it  to  perform.
Interest  rate and  stock  market  changes  in the U.S.  and  abroad  may also influence the  performance of  derivatives.  As a result of these risks,  both funds  could  realize  less  principal  or  income  from the  investment  than expected or their hedge might be  unsuccessful.  If that  happens,  the Funds'
share  prices could fall.  Certain  derivative  investments  held by the Funds may be illiquid.

      Currently,  Value Fund does not use or contemplates  using,  derivatives or hedging  instruments to a significant  degree and neither fund is obligated to use them in seeking its objectives.

Hedging.  Both  funds can buy and sell  certain  kinds of  futures  contracts, swaps, put and call options and forward  contracts.  These are all referred to as "hedging  instruments."  The Funds are not  required to hedge to seek their respective  objectives.  The Funds  have  limits on their use of  hedging  and types  of  hedging  instruments  that  can be  used,  and do not use  them for speculative purposes.

      There are also special risks in particular hedging  strategies.  Options trading  involves  the payment of premiums and may have special tax effects on the  Funds.  If the  Sub-Advisor  for  Salomon  Brothers  All Cap  Fund or the
Manager for Value Fund used a hedging  instrument  at the wrong time or judged market  conditions  incorrectly,  the hedge might fail and the strategy  could reduce the Fund's  return.  Either  fund could also  experience  losses if the prices of its futures  and  options  positions  were not  correlated  with its other  investments  or if it could  not  close out a  position  because  of an illiquid market.

      Neither fund currently uses hedging to a significant degree.

Illiquid and Restricted  Securities.  Investments may be illiquid because they do not have an active  trading  market,  making it  difficult to value them or dispose of them promptly at an acceptable  price.  Restricted  securities  may have  terms  that  limit  their  resale  to  other  investors  or may  require registration  under federal  securities laws before they can be sold publicly.
As a  non-fundamental  policy,  Value Fund will not  invest  more than 10% and
Salomon  Brothers  All Cap Fund  will not  invest  more  than 15% of their net assets in illiquid or restricted  securities.  Certain  restricted  securities that are eligible for resale to qualified institutional  purchasers may not be subject  to that  limit.  The  Manager of Value  Fund and the  Sub-Advisor  of
Salomon Brothers All Cap Fund monitors  holdings of illiquid  securities on an ongoing basis to determine  whether to sell any holdings to maintain  adequate liquidity.

Portfolio  Turnover.  Both funds can engage in active or  frequent  trading to achieve their  objective.  Portfolio  turnover  increases the brokerage  costs the Funds pay (and reduces their performance).  If the Funds realize a capital gain when they sell their portfolio  investments they must generally pay those gains out to shareholders increasing their taxable distributions.

Temporary Defensive and Interim  Investments.  In times of adverse or unstable market, economic or political conditions,  both funds can invest up to 100% of their assets in temporary  defensive  investments that are  inconsistent  with the  Funds'  principal  investment  strategies.  Generally  they would be cash equivalents (such as commercial paper),  money market instruments,  short-term debt securities, U.S. government securities,  repurchase agreements and in the case of Salomon  Brothers  All Cap Fund,  purchase and sales  contracts.  They could  include other  investment  grade debt  securities.  Both funds can also invest in such  short-term  securities  for cash  management  purposes.  Value
Fund can also  hold  these  types of  securities  pending  the  investment  of proceeds  from the sale of Fund  shares  or  portfolio  securities  or to meet anticipated  redemptions  of Fund  shares.  To the  extent  the  Funds  invest defensively  in these  securities,  they might not  achieve  their  investment objective of capital appreciation.

What are the fundamental investment restrictions of the Funds?

      Both  Salomon  Brothers  All  Cap  Fund  and  Value  Fund  have  certain investment  restrictions  that are  fundamental  policies,  changeable only by shareholder  approval.  Although  Value Fund's  investment  objective is not a fundamental  policy that would  require  shareholder  approval to change,  any change in the Fund's  investment  objective  would have to be  approved by the
Fund's  directors  and any such change  would be  described in an amendment to the Fund's  prospectus.  The manager has no  intention to seek a change in the investment objective of Value Fund.

      Salomon  Brothers All Cap Fund's  investment  objective is a fundamental
policy.   Generally,   the  Funds'  fundamental  investment  restrictions  are
similar.  They are discussed below:

Diversification:  Neither fund can buy securities  issued or guaranteed by any one  issuer  if more  than 5% of  their  total  assets  would be  invested  in securities  of that  issuer  or if they  would  then own more than 10% of that issuer's voting  securities.  This restriction  applies to 75% of Value Fund's and 50% of the Salomon  Brothers All Cap Fund's total assets,  in light of the fact that Salomon  Brothers All Cap Fund is a  non-diversified  fund under the
Investment  Company Act. The limit does not apply to securities  issued by the
U.S. government or any of its agencies or  instrumentalities  or securities of other investment companies.

Commodities:  Value Fund cannot invest in physical  commodities or commodities contracts.  However,  Value Fund can invest in hedging  instruments  permitted by any of  its  other  investment  policies,  and  can  buy or  sell  options, futures,  securities or other instruments  backed by, or the investment return from  which is  linked  to,  changes  in the  price of  physical  commodities, commodity  contracts or currencies.  Salomon Brothers All Cap Fund also cannot invest in physical  commodities  or  physical  commodity  contracts.  However, similar to Value Fund,  Salomon Brothers All Cap Fund can buy and sell hedging instruments  to the  extent  specified  in its  Prospectus  and  Statement  of
Additional  Information  from time to time.  Salomon Brothers All Cap Fund can also buy and sell options,  futures,  securities or other  instruments  backed by, or the  investment  return from  which,  is linked to changes in the price of, physical commodities.

Loans:  Salomon  Brothers  All Cap Fund cannot  make loans  except (a) through lending of  securities,  (b) through the  purchase of debt  instruments,  loan
participations   or  similar   evidences  of  indebtedness,   (c)  through  an
inter-fund  lending  program  with other  affiliated  funds,  and (d)  through repurchase  agreements.  Value Fund cannot  make  loans,  except to the extent
permitted  under  the  Investment   Company  Act,  the  rules  or  regulations
thereunder  or any  exemption  therefrom  that is applicable to Value Fund, as such statute,  rules or regulations may be amended or interpreted from time to time.1

Borrowing:  Salomon  Brothers All Cap Fund cannot borrow money in excess of 33
1/3% of the  value of its  total  assets.  Salomon  Brothers  All Cap Fund may borrow only from banks and/or affiliated  investment  companies.  With respect to this fundamental  policy,  Salomon Brothers All Cap Fund can borrow only if it maintains a 300% ratio of assets to  borrowings  at all times in the manner set forth in the  Investment  Company  Act.  Value Fund may not borrow  money, except to the extent permitted under the Investment  Company Act, the rules or regulations  thereunder or any exemption  therefrom  that is applicable to the
Fund,  as such statute,  rules or  regulations  may be amended or  interpreted from time to time. 2

Concentration:  Neither  fund can  invest  25% or more of its total  assets in companies  in any one  industry.  That  limit  does not  apply  to  securities
issued  or   guaranteed   by  the  U.S.   government   or  its   agencies  and
instrumentalities or securities issued by investment companies.

Underwriting:  Neither fund can underwrite  securities of other  companies.  A permitted  exception  is in case  either  fund is deemed to be an  underwriter under the Securities  Act of 1933 when  reselling any  securities  held in its own portfolio.

Real  Estate:  Neither  fund can invest in real estate or in interests in real
estate.    However,    Salomon    Brothers   All   Cap   Fund   can   purchase
readily-marketable  securities  of companies  holding real estate or interests in real  estate.  Similarly,  Value Fund can  purchase  securities  of issuers holding real estate or interests in real estate (including  securities of real estate investment trusts) if permitted by its other investment policies.

Senior Securities: Value Fund cannot issue senior securities.  However, it can make  payments  or deposits of margin in  connection  with  options or futures
transactions,   lend  its   portfolio   securities,   enter  into   repurchase
agreements,  borrow  money and  pledge its  assets as  permitted  by its other fundamental  policies.  For  purposes  of this  restriction,  the  issuance of shares of common stock in multiple classes or series,  the purchase or sale of
options,   futures  contracts  and  options  on  futures  contracts,   forward
commitments,  and repurchase  agreements entered into in accordance with Value
Fund's  investment  policies,  and the pledge,  mortgage or  hypothecation  of
Value Fund's assets are not deemed to be senior  securities.  Salomon Brothers
All Cap Fund  cannot  issue  "senior  securities."  However,  similar to Value
Fund, that  restriction  does not prohibit  Salomon Brothers All Cap Fund from borrowing  money  subject  to the  provisions  set forth in its  Statement  of
Additional  Information,  or from entering  into margin,  collateral or escrow arrangements permitted by its other investment policies.

Do the Funds have any additional  restrictions  that are not fundamental?  The
Funds  have a number  of other  operating  policies  that are not  fundamental policies,  which  means  that they can be  changed  by vote of a  majority  of
Salomon  Brothers  All Cap Fund's  Board of Trustees or Value  Fund's Board of
Directors, as applicable, without shareholder approval.

Investment  for  Control:  Salomon  Brothers  All Cap Fund  cannot  invest  in companies  for the  purpose  of  acquiring  control  or  management  of  them.
Similarly,  Value  Fund  does not  invest  in  companies  for the  purpose  of acquiring control or management of them.

Pledging  Assets:  Salomon  Brothers All Cap Fund cannot  pledge,  mortgage or hypothecate  any of its  assets.  Value  Fund  does not  pledge,  mortgage  or hypothecate  its assets.  However,  this policy does not  prohibit  the escrow arrangements  contemplated by writing covered call options or other collateral or margin  arrangements  in  connection  with any of the  hedging  instruments permitted by any of either fund's  investment policies.

Other  Investment  Companies:  Value Fund cannot  invest in securities of other investment  companies,  except to the  extent  permitted  under the  Investment
Company Act, the rules or  regulations  thereunder or any exemption  therefrom, as such statute,  rules or regulations may be amended or interpreted  from time to  time.  Salomon  Brothers  All Cap Fund can  invest  up to 10% of its  total assets in shares of other investment  companies.  It can invest up to 5% of its total  assets in any one  investment  company,  but  cannot own more than 3% of
the  outstanding   voting   securities  of  that  investment   company.   These
limitations  do not  apply  to  shares  acquired  in a  merger,  consolidation, reorganization or acquisition.

How do the Account Features and Shareholder Services for the Funds Compare?

      Investment  Management - Pursuant to an investment  advisory  agreement, the  Manager  acts as the  investment  advisor  for both  funds.  For  Salomon
Brothers  All Cap Fund,  the  Manager  has  retained  Salomon  Brothers  Asset
Management Inc., the Sub-Advisor,  to provide day-to-day  portfolio management for  Salomon  Brothers  All  Cap  Fund.  The  sub-advisory  fee is paid by the
Manager  out of its  management  fee.  Under the  Sub-Advisory  Agreement  for
Salomon  Brothers All Cap Fund, the  Sub-Advisor is authorized and directed to
(i) regularly provide  investment advice and  recommendations to the Fund with respect to the Fund's  investments,  investment  policies and the purchase and sale of  securities  and other  investments;  (ii)  supervise  and monitor the investment  program  of the  Fund  and the  composition  of its  portfolio  to determine what securities and other  investments shall be purchased or sold by the  Fund;  and  (iii)  arrange  for the  purchase  of  securities  and  other investments  for the Fund and the sale of  securities  and  other  investments held in the  portfolio of the Fund.  Under it  investment  advisory  agreement with Value Fund,  the Manager  provides  these same services to Value Fund. If shareholders of Salomon Brothers All Cap Fund approve the Reorganization,  the
Sub-Advisory   Agreement  between  the  Manager  and  Salomon  Brothers  Asset
Management Inc. will terminate.

      The investment  advisory  agreements state that the Manager will provide administrative  services for the Funds,  including compilation and maintenance of records,  preparation and filing of reports required by the SEC, reports to shareholders,  and composition of proxy statements and registration statements required by federal and state  securities  laws. The  administrative  services to be provided by the Manager under the investment  advisory agreement will be at its own expense.

      Expenses  not  expressly  assumed  by  the  Manager  under  each  fund's investment  advisory  agreement  or  by  the  Distributor  under  the  General
Distributor's  Agreement  are  paid  by the  Funds.  The  investment  advisory agreements list examples of expenses paid by the Funds,  the major  categories of which relate to taxes, brokerage  commissions,  fees to certain Trustees or
Directors,  legal and audit  expenses,  custodian and transfer agent expenses,
share  issuance   costs,   certain   printing  and   registration   costs  and
non-recurring expenses, including litigation costs.

      Both  investment  advisory  agreements  generally  provide  that  in the
absence  of  willful   misfeasance,   bad  faith,   gross  negligence  in  the
performance of its duties or reckless  disregard of its obligations and duties under the  investment  advisory  agreement,  the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection  with any  matters  to which the  agreement(s)  relate.  The  agreements  permit the
Manager  to  act  as  investment  advisor  for  any  other  person,   firm  or
corporation.  Pursuant to each agreement,  the Manager is permitted to use the name "Oppenheimer" in connection with other investment  companies for which it may act as  investment  advisor or general  distributor.  If the Manager shall no longer act as  investment  advisor to the Funds,  the Manager may  withdraw the right of the Funds to use the name "Oppenheimer" as part of their names.

      The Manager is controlled by  Oppenheimer  Acquisition  Corp., a holding company  owned in part by senior  officers of the Manager  and  controlled  by
Massachusetts  Mutual Life Insurance  Company, a mutual life insurance company that also advises  pension  plans and  investment  companies.  The Manager has been  an  investment  advisor  since  January  1960.  The  Manager  (including subsidiaries and an affiliate)  managed more than $130 billion in assets as of
June 30, 2003,  including other Oppenheimer funds with more than seven million shareholder  accounts.  The  Manager  is located at 498  Seventh  Avenue,  New
York, New York 10018.  OppenheimerFunds  Services,  a division of the Manager, acts as transfer and  shareholder  servicing  agent on a per-account fee basis for both funds and for certain  other  open-end  funds  managed by the Manager and its affiliates.

      Distribution  -  Pursuant  to  General  Distributor's  Agreements,   the
Distributor acts as principal  underwriter in a continuous  public offering of shares of Salomon  Brothers All Cap Fund and Value Fund,  but is not obligated to sell a  specific  number  of  shares.  Expenses  normally  attributable  to
sales,   including   advertising   and  the  cost  of  printing   and  mailing
prospectuses  other than those furnished to existing  shareholders,  are borne by the  Distributor,  except for those for which the Distributor is paid under each fund's Rule 12b-1 Distribution and Service Plan described below.

      Both funds have  adopted a Service Plan and  Agreement  under Rule 12b-1 of the  Investment  Company  Act for their  Class A shares  of the  respective funds.  The Service Plan  provides for the  reimbursement  to the  Distributor for a portion of its costs  incurred in connection  with the personal  service and  maintenance  of  accounts  that  hold  Class A  shares.  Under  the plan, reimbursement  is made  quarterly  at an annual rate that may not exceed 0.25%
of the  average  annual  net  assets  of  Class A  shares  of the  Funds.  The
Distributor  currently uses all of those fees to compensate dealers,  brokers, banks and other  financial  institutions  quarterly for expenses they incur in providing  personal  service and  maintenance  of accounts of their  customers that hold Class A shares.

      Both funds have adopted  Distribution and Service Plans under Rule 12b-1 of the  Investment  Company Act for their Class B, Class C and Class N shares.
The Funds' Plans  compensate the  Distributor for its services in distributing
Class B,  Class C and  Class N  shares  and  servicing  accounts.  Under  both funds' Plans, the Funds pay the Distributor an asset-based  sales charge at an annual rate of 0.75% of Class B and Class C assets,  and an annual asset-based sales  charge of 0.25% on Class N shares.  The  Distributor  also  receives  a service  fee 0.25% of  average  annual net  assets  under  each plan.  All fee amounts are computed on the average annual net assets of the class  determined as of the close of each  regular  business day of each fund.  The  Distributor uses  all of the  service  fees to  compensate  broker-dealers  for  providing personal  services and  maintenance  of accounts of their  customers that hold shares of the Funds.  The Class B and Class N  asset-based  sales  charges are retained by the  Distributor.  After the first year,  the Class C  asset-based sales charges are paid to broker-dealers  who hold or whose clients hold Class
C shares as an ongoing  concession for shares that have been outstanding for a year or more.

      Purchases and Redemptions - Both funds are part of the  OppenheimerFunds
family  of  mutual  funds.   The  procedures  for  purchases,   exchanges  and
redemptions  of  shares  of the Funds  are  essentially  identical.  Shares of either  fund  may  be  exchanged  for  shares  of  the  same  class  of  other
Oppenheimer  funds  offering such shares.  Exchange  privileges are subject to amendment or termination at any time.

      Both funds  have the same  initial  and  subsequent  minimum  investment amounts  for the  purchase  of  shares.  These  amounts  are  $1,000  and $50, respectively.  Both  funds  have a maximum  initial  sales  charge of 5.75% on
Class A shares for purchases of less than  $25,000.  The sales charge of 5.75%
is reduced for  purchases of Class A shares of $25,000 or more.  Investors who purchase  $1 million or more of Class A shares  pay no initial  sales  charge.
Class B shares of the Funds are sold  without a  front-end  sales  charge  but investors  will pay an annual  asset-based  sales  charge.  If investors  sell their shares  within six years of buying them,  they will normally pay a CDSC.
The CDSC begins at 5% for shares  redeemed  in the first year and  declines to
1% in the sixth  year and is  eliminated  after  that.  Class C shares  may be purchased  without an initial sales charge,  but investors  will pay an annual asset-based  sales charge,  and if redeemed within 12 months of buying them, a
CDSC of 1% may be deducted.  Class N shares  (available  only through  certain
retirement  plans)  are  purchased  without  an  initial  sales  charge,   but
investors will pay an annual  asset-based sales charge, and if redeemed within
18 months of the retirement  plan's first  purchase of Class N shares,  a CDSC of 1% may be deducted.

      Class A,  Class B,  Class C,  Class N and Class Y shares  of Value  Fund received in the  Reorganization  will be issued at net asset value,  without a sales charge and no CDSC will be imposed on any Salomon  Brothers All Cap Fund shares  exchanged  for Value  Fund  shares as a result of the  Reorganization.
However,  any CDSC that applies to Salomon  Brothers All Cap Fund shares as of the date of the exchange will carry over to Value Fund shares  received in the
Reorganization.

      Shareholder  Services--Both  funds also offer the  following  privileges:
(i) Right of  Accumulation,  (ii)  Letter of  Intent,  (iii)  reinvestment  of dividends  and  distributions  at  net  asset  value,  (iv)  net  asset  value purchases by certain  individuals and entities,  (v) Asset Builder  (automatic
investment)   Plans,   (vi)  Automatic   Withdrawal  and  Exchange  Plans  for
shareholders  who own  shares  of the Funds  valued  at $5,000 or more,  (vii)
AccountLink and PhoneLink arrangements,  (viii) exchanges of shares for shares of the  same  class  of  certain  other  funds at net  asset  value,  and (ix)
telephone and Internet  redemption and exchange  privileges.  Both funds offer wire  redemptions  of fund  shares  (for a  fee).  All of  such  services  and privileges  are  subject  to  amendment  or  termination  at any  time and are subject to the terms of the Funds' respective prospectuses.

      Dividends  and  Distributions  - Both funds intend to declare  dividends separately  for each class of shares from net  investment  income on an annual basis  and to pay  those  dividends  to  shareholders  in  December  on a date selected  by the Board of Trustees  of Salomon  Brothers  All Cap Fund and the
Board  of  Directors   of  Value  Fund,   respectively.   Dividends   and  the
distributions  paid on Class A,  Class B,  Class C,  Class N or Class Y shares may vary over time,  depending on market  conditions,  the  composition of the
Funds'  portfolios,  and  expenses  borne by the  particular  class of shares.
Dividends  paid on Class A and Class Y shares  will  generally  be higher than those  paid on Class B,  Class C and Class N shares.  That is  because  of the effect  of the  asset-based  sales  charge  on  Class B,  Class C and  Class N shares.  Neither  fund has a fixed  dividend  rate.  There can be no guarantee that either fund will pay any dividends or distributions.

      The  Funds  may  realize   capital   gains  on  the  sale  of  portfolio
securities.   If  they  do,  they  may  make  distributions  out  of  any  net short-term  or  long-term  capital  gains in December of each year.  The Funds may make  supplemental  distributions of dividends and capital gains following the end of their fiscal years.

                              VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The  affirmative  vote of the holders of a majority  of the  outstanding voting  securities  (as  defined  by the  Investment  Company  Act) of Salomon
Brothers  All  Cap  Fund  outstanding  and  entitled  to vote  (voting  in the aggregate  and not by  class)  is  necessary  to  approve  the  Reorganization
Agreement  and  the  transactions  contemplated  thereby.  As  defined  in the
Investment  Company  Act,  the vote of a majority  of the  outstanding  shares means  the  vote  of (1)  67% or  more of  Salomon  Brothers  All  Cap  Fund's outstanding  shares  present at a meeting  if the  holders of more than 50% of the  outstanding  shares of the Fund are present or represented  by proxy;  or
(2) more than 50% of the Funds' outstanding shares, whichever is less.

      Each  shareholder  will be entitled to one vote for each full share, and a fractional vote for each fractional  share of Salomon  Brothers All Cap Fund held on the Record Date. If  sufficient  votes to approve the proposal are not received by the date of the  Meeting,  the Meeting may be  adjourned to permit further  solicitation  of  proxies.  The  holders  of  a  majority  of  shares entitled to vote at the Meeting and present in person or by proxy  (whether or not  sufficient  to  constitute  a quorum)  may  adjourn the Meeting to permit further solicitation of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o     In person at the Meeting (if you are a record owner)
o     By telephone (please see the insert for instructions)

      Voting by telephone is convenient and can help reduce Salomon  Brothers
                             ----------     ----------------------------------
All Cap Fund's  expenses.  Whichever  method you choose,  please take the time
------------------------
to read the full text of the proxy statement before you vote.

      Please be advised  that the  deadline  for voting by  telephone  is 3:00
P.M.  Eastern time ("ET") on the last business day before the Meeting (whether the initial or an adjourned meeting).

      Proxy ballots that are properly  signed,  dated and received at or prior to the Meeting,  or any adjournment  thereof,  will be voted as specified.  If you  simply  sign and date the  proxy but give no  voting  instructions,  your shares  will be voted in favor  of the  Reorganization  Agreement.  Telephonic votes will be recorded according to the telephone voting procedures  described in the  "Further  Information  About  Voting and the  Meeting"  section of the
Proxy Statement.

Can I revoke my proxy?

      You may revoke your proxy at any time  before it is voted by  forwarding a written  revocation  or a later-dated  proxy ballot to Salomon  Brothers All
Cap Fund  that is  received  at or prior to the  Meeting,  or any  adjournment thereof, or by attending the Meeting, or any adjournment  thereof,  and voting in person (if you are a record  owner).  Please be advised  that the  deadline for revoking  your proxy by telephone is 3:00 P.M.  (ET) on the last  business day before the Meeting (whether the initial or an adjourned meeting).

What other matters will be voted upon at the Meeting?

      The Board of Trustees of Salomon  Brothers  All Cap Fund does not intend to bring any matters  before the Meeting  other than those  described  in this proxy.  It is not aware of any other matters to be brought  before the Meeting by others.  If any other  matters  legally come before the Meeting,  the proxy ballots confer  discretionary  authority with respect to such matters,  and it is the  intention of the persons  named to vote proxies to vote in  accordance with their judgment in such matters.

Who is entitled to vote?

      Shareholders of record of Salomon  Brothers All Cap Fund at the close of business on August 12, 2003 (the  "record  date") are  entitled to vote at the
Meeting or any  adjournment  of the  Meeting.  As of the close of  business on
August  12,  2003,  there  were  2,990,942.16  outstanding  shares of  Salomon
Brothers All Cap Fund,  consisting of 732,470.494 Class A shares,  543,121.013
Class B shares,  843,955.452  Class C shares,  871,295.201  Class N shares and
100.00 Class Y shares.  As of the close of business on August 12, 2003,  there
were   15,356,498.628   outstanding  shares  of  Value  Fund,   consisting  of
10,260,649.467  Class A shares,  3,166,304.061  Class B shares,  1,567,259.591
Class C shares,  262,111.012  Class N shares and  100,174.497  Class Y shares.
Each share of  Salomon  Brothers  All Cap Fund has voting  rights as stated in this  Proxy  Statement  and is  entitled  to one vote for  each  share  (and a fractional vote for a fractional share).

Telephone  Voting.  Salomon  Brothers  All Cap Fund has arranged to have votes recorded by telephone.  Shareholders  must enter a unique control number found on their  respective  proxy ballots before  providing  voting  instructions by telephone.  After  a  shareholder  provides  his or her  voting  instructions, those  instructions  are read back to the shareholder and the shareholder must confirm his or her voting  instructions  before  disconnecting  the  telephone call.  The voting  procedures  used in connection  with  telephone  voting are designed to reasonably  authenticate the identity of  shareholders,  to permit shareholders  to authorize the voting of their shares in accordance with their instructions  and to  confirm  that  their  instructions  have  been  properly recorded.

Voting By  Broker-Dealers.  Shares of Salomon  Brothers  All Cap Fund owned of record by a broker-dealer  for the benefit of its customers  ("street  account shares") will be voted by the  broker-dealer  based on  instructions  received from its customers.  If no instructions are received,  the  broker-dealer  may
(if permitted by applicable  stock  exchange  rules) vote, as record holder of
such  shares,   for  the   Reorganization  in  the  same  proportion  as  that
broker-dealer  votes street  account  shares for which it has received  voting instructions in time to be voted.  Beneficial  owners of street account shares cannot vote in person at the  meeting.  Only record  owners may vote in person at the meeting.

      A "broker  non-vote"  is deemed to exist  when a proxy  received  from a broker  indicates  that the broker does not have  discretionary  authority  to vote the shares on that matter.  Abstentions  and broker  non-votes  will have the same  effect  as a vote  against  the  Reorganization.  Under  State  law, proxies  representing  abstention  and broker  non-votes  will be included for determining if a quorum is present.

Voting  by  the  Trustee  for  OppenheimerFunds-Sponsored   Retirement  Plans.
Shares of  Salomon  Brothers  All Cap Fund held in  OppenheimerFunds-sponsored retirement  accounts for which votes are not received as of the last  business day before the Meeting  Date,  will be voted by the trustee for such  accounts in the same  proportion  as Shares  for  which  voting  instructions  from the
Salomon Brothers All Cap Fund's other shareholders have been timely received.

What other solicitations will be made?

      Salomon  Brothers  All  Cap  Fund  will  request   broker-dealer  firms,
custodians,  nominees  and  fiduciaries  to  forward  proxy  material  to  the beneficial  owners of the shares of record,  and may reimburse  them for their reasonable  expenses incurred in connection with such proxy  solicitation.  In addition to solicitations  by mail,  officers of Salomon Brothers All Cap Fund or officers and  employees of  OppenheimerFunds  Services,  without extra pay,
may  conduct   additional   solicitations   personally   or  by  telephone  or
telegraph.  Any  expenses  so  incurred  will  be  borne  by  OppenheimerFunds
Services.

      Proxies  also may be  solicited  by a proxy  solicitation  firm hired at
Salomon  Brothers  All Cap  Fund's  expense to assist in the  solicitation  of proxies.  Currently,  if Salomon  Brothers All Cap Fund  determines  to retain the  services of a proxy  solicitation  firm,  Salomon  Brothers  All Cap Fund
anticipates   retaining   Alamo   Direct  Mail   Services,   Inc.   Any  proxy
solicitation  firm  engaged  by Salomon  Brothers  All Cap Fund,  among  other things,  will  be:  (i)  required  to  maintain  the  confidentiality  of  all shareholder information;  (ii) prohibited from selling or otherwise disclosing shareholder  information to any third party; and (iii) required to comply with applicable telemarketing laws.

      If Salomon Brothers All Cap Fund does engage a proxy  solicitation firm, as the Meeting date approaches,  certain  shareholders  may receive  telephone calls from a  representative  of the  solicitation  firm if their vote has not yet been received.  Authorization to permit the  solicitation  firm to execute proxies  may be obtained  by  telephonic  instructions  from  shareholders  of
Salomon Brothers All Cap Fund. Proxies that are obtained  telephonically  will be  recorded  in  accordance  with  the  procedures  set  forth  below.  These procedures  have been designed to  reasonably  ensure that the identity of the shareholder  providing voting  instructions is accurately  determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic  proxy is  solicited,  the  solicitation firm  representative  is  required  to ask for each  shareholder's  full name, address,  the  last  four  digits  of the  shareholder's  social  security  or employer  identification  number,  title (if the  shareholder is authorized to act on behalf of an entity,  such as a  corporation)  and to confirm  that the shareholder  has received  the combined  Prospectus  and Proxy  Statement  and ballot in the mail. If the information  solicited  agrees with the information provided to the solicitation  firm, the solicitation firm  representative  has the  responsibility  to explain the process,  read the proposals listed on the proxy ballot,  and ask for the  shareholder's  instructions on such proposals.
The  solicitation  firm  representative,  although he or she is  permitted  to answer  questions  about the  process,  is not  permitted  to recommend to the shareholder how to vote. The  solicitation  firm  representative  may read any recommendation set forth in the combined  Prospectus and Proxy Statement.  The solicitation firm representative  will record the shareholder's  instructions.
Within 72 hours,  the  shareholder  will be sent a confirmation  of his or her vote asking the shareholder to call the  solicitation  firm immediately if his or her instructions are not correctly reflected in the confirmation.

      It is anticipated the cost of engaging a proxy  solicitation  firm would not  exceed  $5,000  plus  the  additional  out-of-pocket  costs,  that may be
                     ----
substantial,  incurred in connection with contacting those  shareholders  that have not  voted.  Brokers,  banks and other  fiduciaries  may be  required  to forward  soliciting  material to their principals and to obtain  authorization for the execution of proxies.  For those services,  they will be reimbursed by
Salomon Brothers All Cap Fund for their expenses.

      Shares  owned of  record  by  broker-dealers  for the  benefit  of their customers  ("street account shares") will be voted by the broker-dealer  based
on  instructions   received  from  its  customers.   If  no  instructions  are
received,  and the  broker-dealer  does not have  discretionary  power to vote such street account shares under  applicable  stock exchange rules, the shares represented  thereby  will be  considered  to be  present at the  Meeting  for purposes of only determining the quorum ("broker  non-votes").  Because of the need to  obtain a  majority  vote  for the  Reorganization  proposal  to pass, broker non-votes will have the same effect as a vote "against" the Proposal.

      If the  shareholder  wishes to participate in the Meeting,  but does not wish to give  his or her  proxy  telephonically,  the  shareholder  may  still submit  the proxy  ballot  originally  sent with the  Proxy  Statement  in the postage  paid  envelope  provided  or attend in  person.  Should  shareholders require  additional  information  regarding  the proxy ballot or a replacement proxy  ballot,  they may contact us  toll-free  at  1.800.708.7780.  Any proxy given by a  shareholder,  whether in writing or by telephone,  is revocable as described below under the paragraph entitled "Can I Revoke My Proxy."

      Please take a few moments to complete  your proxy ballot  promptly.  You may provide your completed  proxy ballot via facsimile,  telephonically  or by mailing the proxy ballot in the postage paid envelope  provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Are there appraisal rights?

      No. Under the Investment  Company Act,  shareholders  do not have rights of  appraisal as a result of the  Reorganization.  Although  appraisal  rights are  unavailable,  you have the right to redeem your shares at net asset value until the Closing Date for the  Reorganization.  After the Closing  Date,  you
may redeem your new Value Fund shares or exchange  them into shares of certain other funds in the  OppenheimerFunds  family of mutual  funds,  subject to the terms of the prospectuses of both funds.

                            INFORMATION ABOUT VALUE FUND

      Information  about Value Fund (File No.  811-3346)  is included in Value
Fund's  Prospectus  dated  December 22, 2002,  which is enclosed  herewith and
considered  a  part  of  this  Proxy  Statement  and  Prospectus.   Additional
information  about Value Fund is included the Fund's  Statement of  Additional
Information  dated  December  23,  2002,  revised  January  15,  2003  and  as supplemented  August 15, 2003,  the Annual  Report dated  October 31, 2002 and
Semi-Annual  Report dated April 30,  2003,  which have been filed with the SEC and are  incorporated  herein  by  reference.  You may  request a free copy of these materials and other information by calling  1.800.708.7780 or by writing to  Value  Fund at  OppenheimerFunds  Services,  P.O.  Box  5270,  Denver,  CO
80217-5270.   Value  Fund  also  files  proxy  materials,  reports  and  other information with the SEC in accordance with the informational  requirements of the  Securities  and  Exchange  Act of 1934 and the  Investment  Company  Act.
These  materials  can be inspected  and copied at: the SEC's Public  Reference
Room in  Washington,  D.C.  (Phone:  1.202.942.8090)  or the EDGAR database on the SEC's  Internet  website  at  www.sec.gov.  Copies  may be  obtained  upon payment  of a  duplicating  fee by  electronic  request  at the  SEC's  e-mail address:  publicinfo@sec.gov  or by  writing  to the  SEC's  Public  Reference
          ------------------
Section, Washington, D.C.  20549-0102.

                  INFORMATION ABOUT Salomon Brothers All Cap Fund

      Information  about Salomon Brothers All Cap Fund (File No. 811-10153) is included in the current Salomon  Brothers All Cap Fund Prospectus  dated March
28, 2003 as  supplementd  May 7, 2003.  This  document has been filed with the
SEC and is  incorporated by reference  herein.  Additional  information  about
Salomon  Brothers  All Cap Fund is also  included in the Fund's  Statement  of
Additional  Information dated March 28, 2003, the Annual Report dated November
30, 2002 and  Semi-Annual  Report  dated May 31,  2003,  which have been filed with the SEC and are  incorporated  herein by reference.  You may request free copies of these or other documents  relating to Salomon  Brothers All Cap Fund by calling  1.800.708.7780 or by writing to  OppenheimerFunds  Services,  P.O.
Box 5270,  Denver,  CO  80217-5270.  Reports  and other  information  filed by
Salomon  Brothers  All Cap Fund can be  inspected  and  copied  at:  the SEC's
Public  Reference  Room in Washington,  D.C.  (Phone:  1.202.942.8090)  or the
EDGAR database on the SEC's Internet  website at  www.sec.gov..  Copies may be obtained upon payment of a duplicating fee by electronic  request at the SEC's
e-mail  address:   publicinfo@sec.gov  or  by  writing  to  the  SEC's  Public
                   ------------------
Reference Section, Washington, D.C.  20549-0102.

                            PRINCIPAL SHAREHOLDERS

As of August 12, 2003,  the officers and Trustees of Salomon  Brothers All Cap
Fund,  as a group,  owned  less than 1% of the  outstanding  voting  shares of
Salomon Brothers All Cap Fund and Value Fund.

As of August 12,  2003,  the only  persons who owned of record or was known by
Salomon  Brothers All Cap Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were as follows:

      UMG Manufacturing & Logistics Inc. 401K Attn: Angela M. Jones
      700 S Battleground  Ave.,  Grover, NC 28073-9541 (which owned 62,026.899
      Class A shares or 8.46% of the Class B shares then outstanding).

      Shelia Littleton ET AL TR Legacy Bank of Texas 401K
      5000 Legacy Dr.,  Plano,  TX  75024-3100  (which owned  83,086.006
      Class N shares or 9.53% of the Class N shares then outstanding).

      MCB  Trust  Services  Ttee  Linden  Motor  Freight  Co  Inc.,  Non-Union
      Employee
      700 17th  Street,  Ste 150,  Denver,  CO  80202-3502  (which owned
      62,858.033  Class N shares  or 7.21%  of the  Class N shares  then outstanding).

      Webb, Beck & Dawson TR, Beck, Redden & Secrest PSP
      1221  McKinney  Street,  Ste 4500,  Houston TX  77010-2029  (which owned  61,193.428  Class N shares  or 7.02% of the  Class N shares then outstanding).

      RPSS TR Dobbs Brothers  Management  Services  401(K) Plan,  Attn:  Joyce
      Howell
      5170 Sanderlin  Avenue,  Ste. 102,  Memphis,  TN 38117-4359 (which owned  51,942.778  Class N shares  or 6.07% of the  Class N shares then outstanding).

      OppenheimerFunds, Inc., C/O Tim Abbuhl
      Bldg.  2, 6803 S. Tucson Way,  Centennial,  CO  80112-3924  (which owned
      100.00 Class Y shares or 100% of the Class Y shares then outstanding).

As of August 12,  2003,  the only  persons who owned of record or was known by
Value  Fund  to own  beneficially  5% or  more  of  any  class  of the  Fund's outstanding shares were as follows:

      Rollin M. Dick TR, Haverstick Consulting, Inc. 401K Plan,
      1405 N.  Pennsylvania  Street,  Ste 210.  Carmel,  IN  46032-6905,
      (which  owned  17,517.026  Class N shares  or 6.68% of the Class N shares then outstanding).

      Kaplan Schaer & Toddy TR , Zarwin Baum Devito Kaplan Schaer,
      1515 Market Street, Ste. 1200,  Philadelphia,  PA 19102-193 (which owned
      15,805.207  Class  N  shares  or  6.02%  of  the  Class  N  shares  then outstanding).

      Pershing LLC
      PO Box 2052,  Jersey City, NJ 07303-9998  (which owned  13,570.331
      Class N shares or 5.17% of the Class N shares then outstanding).

      IBT & CO Custodian, OppenheimerFunds Cap Accum Plan, Attn: MML037
      200  Clarendon  Street,  Fl. 16,  Boston,  MA  02116-5021  (which  owned
      100,116.926.00  Class Y shares  or  99.94%  of the  Class Y shares  then outstanding).

By Order of the Board of Trustees

Robert G. Zack, Secretary

September 15, 2003

                        EXHIBITS TO THE COMBINED PROXY
                           STATEMENT AND PROSPECTUS

Exhibit
-------

A  Agreement and Plan of Reorganization between Oppenheimer Select Managers, on behalf of its series Salomon Brothers All Cap Fund  and Oppenheimer
   Series Fund, Inc., on behalf of its series Oppenheimer Value Fund

B  Principal Shareholders

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT  AND  PLAN OF  REORGANIZATION  (the  "Agreement")  dated as of
April 30, 2003 by and between  Oppenheimer  Select  Managers,  a Massachusetts business  trust,  on  behalf  of its  series  Salomon  Brothers  All Cap  Fund
("Salomon  Brothers  All Cap Fund"),  and  Oppenheimer  Series  Fund,  Inc., a
Maryland  corporation,  on behalf of its series Oppenheimer Value Fund ("Value
Fund").

                             W I T N E S S E T H:

      WHEREAS,  the  parties are each  open-end  investment  companies  of the management type; and

      WHEREAS,  the parties  hereto  desire to provide for the  reorganization pursuant  to  Section  368(a)(1)  of the  Internal  Revenue  Code of 1986,  as
amended  (the  "Code"),   of  Salomon   Brothers  All  Cap  Fund  through  the
acquisition  by Value  Fund of  substantially  all of the  assets  of  Salomon
Brothers  All Cap  Fund  in  exchange  for the  voting  shares  of  beneficial interest ("shares")  designated Class A, Class B, Class C, Class N and Class Y shares of Value Fund and the  assumption by Value Fund of certain  liabilities of Salomon  Brothers  All Cap Fund,  which  Class A, Class B, Class C, Class N and Class Y shares of Value Fund are to be  distributed  by  Salomon  Brothers
All Cap Fund pro rata to its  shareholders in complete  liquidation of Salomon
Brothers All Cap Fund and cancellation of its shares;

      NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

      1.    The  parties  hereto  hereby  adopt  this  Agreement  pursuant  to
Section  368(a)(1)  of  the  Code  as  follows:  The  reorganization  will  be comprised of the acquisition by Value Fund of substantially  all of the assets of Salomon  Brothers  All Cap Fund in exchange  for Class A, Class B, Class C,
Class N and Class Y shares of Value Fund and the  assumption  by Value Fund of certain  liabilities  of  Salomon  Brothers  All  Cap  Fund,  followed  by the distribution  of such Class A, Class B, Class C, Class N and Class Y shares of
Value Fund to the Class A, Class B, Class C, Class N and Class Y  shareholders of  Salomon  Brothers  All Cap Fund in  exchange  for their  Class A, Class B,
Class C,  Class N and Class Y shares of  Salomon  Brothers  All Cap Fund,  all upon and subject to the terms of this Agreement, as hereinafter set forth.

      The  share  transfer  books of  Salomon  Brothers  All Cap Fund  will be permanently  closed  at the  close  of  business  on the  Valuation  Date  (as hereinafter  defined) and only redemption  requests received in proper form on or prior to the close of business on the Valuation  Date shall be fulfilled by
Salomon  Brothers  All Cap  Fund.  Redemption  requests  received  by  Salomon
Brothers  All Cap Fund after that date  shall be treated as  requests  for the redemption of the shares of Value Fund to be  distributed  to the  shareholder in question as provided in Section 5 hereof.

      2.    On the Closing Date (as  hereinafter  defined),  all of the assets of Salomon  Brothers All Cap Fund on that date,  excluding a cash reserve (the
"cash reserve") to be retained by Salomon  Brothers All Cap Fund sufficient in its  discretion  for the payment of the  expenses of Salomon  Brothers All Cap
Fund's  dissolution  and its  liabilities,  but not in  excess  of the  amount contemplated  by Section  10E,  shall be delivered as provided in Section 8 to
Value Fund, in exchange for and against  delivery to Salomon  Brothers All Cap
Fund on the  Closing  Date of a number of Class A,  Class B,  Class C, Class N and Class Y shares of Value Fund,  having an  aggregate  net asset value equal to the value of the assets of  Salomon  Brothers  All Cap Fund so  transferred and delivered.

      3.    The net  asset  value of Class A,  Class B,  Class C,  Class N and
Class Y shares of Value Fund and the value of the  assets of Salomon  Brothers
All Cap Fund to be  transferred  shall in each  case be  determined  as of the close of business of The New York Stock  Exchange on the Valuation  Date.  The
computation  of the net asset  value of the Class A, Class B, Class C, Class N and Class Y shares of Value  Fund and the Class A,  Class B,  Class C, Class N
and  Class Y shares  of  Salomon  Brothers  All Cap Fund  shall be done in the manner used by Value Fund and Salomon Brothers All Cap Fund, respectively,  in the  computation  of such net  asset  value  per  share as set  forth in their respective  prospectuses.  The methods used by Value Fund in such  computation shall be applied to the  valuation  of the assets of Salomon  Brothers All Cap
Fund to be transferred to Value Fund.

      Salomon Brothers All Cap Fund shall declare and pay,  immediately  prior to the  Valuation  Date,  a dividend or  dividends  which,  together  with all previous  such  dividends,  shall have the effect of  distributing  to Salomon
Brothers All Cap Fund's  shareholders  all of Salomon  Brothers All Cap Fund's investment  company taxable income for taxable years ending on or prior to the
Closing Date (computed  without  regard to any dividends  paid) and all of its net capital gain, if any,  realized in taxable years ending on or prior to the
Closing Date (after reduction for any capital loss carry-forward).

      4.    The  closing   (the   "Closing")   shall  be  at  the  offices  of
OppenheimerFunds,  Inc.  (the  "Agent"),  6803 South  Tucson Way,  Centennial,
Colorado  80112, on such time or such other place as the parties may designate or as provided  below (the  "Closing  Date").  The business day  preceding the
Closing Date is herein referred to as the "Valuation Date."

      In the event that on the  Valuation  Date either party has,  pursuant to the  Investment  Company Act of 1940,  as amended  (the  "Act"),  or any rule, regulation  or order  thereunder,  suspended  the  redemption of its shares or postponed  payment  therefore,  the Closing Date shall be postponed  until the first  business  day  after  the date  when  both  parties  have  ceased  such suspension or postponement;  provided,  however, that if such suspension shall continue  for a period of 60 days beyond the  Valuation  Date,  then the other party to the Agreement  shall be permitted to terminate the Agreement  without liability to either party for such termination.

      5.    In  conjunction  with the Closing,  Salomon  Brothers All Cap Fund shall  distribute on a pro rata basis to the  shareholders of Salomon Brothers
All Cap Fund as of the  Valuation  Date Class A, Class B, Class C, Class N and
Class Y shares of Value Fund received by Salomon  Brothers All Cap Fund on the
Closing  Date in exchange  for the assets of Salomon  Brothers All Cap Fund in complete  liquidation  of Salomon  Brothers  All Cap Fund.  For the purpose of the  distribution by Salomon  Brothers All Cap Fund of Class A, Class B, Class
C,  Class N and  Class Y shares  of Value  Fund to  Salomon  Brothers  All Cap
Fund's  shareholders,  Value Fund will promptly  cause its transfer  agent to:
(a)  credit an  appropriate  number of Class A,  Class B, Class C, Class N and
Class Y shares  of Value  Fund on the  books  of Value  Fund to each  Class A,
Class B, Class C, Class N and Class Y  shareholders  of Salomon  Brothers  All
Cap  Fund in  accordance  with a list  (the  "Shareholder  List")  of  Salomon
Brothers All Cap Fund  shareholders  received  from  Salomon  Brothers All Cap
Fund;  and (b)  confirm  an  appropriate  number of Class A, Class B, Class C,
Class N and Class Y shares of Value  Fund to each  Class A,  Class B, Class C,
Class  N  and  Class  Y  shareholder   of  Salomon   Brothers  All  Cap  Fund.
Certificates  for Class A shares of Value  Fund  will be issued  upon  written request of a former  shareholder of Salomon Brothers All Cap Fund but only for whole shares,  with fractional  shares credited to the name of the shareholder on the books of Value Fund and only after any share  certificates  for Salomon
Brothers All Cap Fund are returned to the transfer agent.

      The Shareholder List shall indicate,  as of the close of business on the
Valuation Date, the name and address of each  shareholder of Salomon  Brothers
All Cap Fund,  indicating his or her share balance.  Salomon  Brothers All Cap
Fund  agrees to supply the  Shareholder  List to Value Fund not later than the
Closing  Date.   Shareholders  of  Salomon   Brothers  All  Cap  Fund  holding
certificates  representing  their  shares  shall not be required to  surrender their  certificates  to anyone in connection  with the  reorganization.  After the Closing  Date,  however,  it will be necessary  for such  shareholders  to surrender  their  certificates  in order to  redeem,  transfer  or pledge  the shares of Value Fund which they received.

      6.    Within one year after the Closing Date,  Salomon  Brothers All Cap
Fund  shall:  (a)  either  pay or make  provision  for  payment  of all of its liabilities  and taxes;  and (b) either (i) transfer any  remaining  amount of the cash reserve to Value Fund,  if such  remaining  amount (as reduced by the estimated  cost  of  distributing  it to  shareholders)  is not  material  (as defined below) or (ii)  distribute such remaining  amount to the  shareholders of  Salomon  Brothers  All Cap  Fund on the  Valuation  Date.  Such  remaining amount shall be deemed to be material if the amount to be  distributed,  after deduction of the  estimated  expenses of the  distribution,  equals or exceeds one cent per  share  of  Salomon  Brothers  All Cap  Fund  outstanding  on the
Valuation Date.

      7.    Prior to the Closing  Date,  there shall be  coordination  between the parties as to their  respective  portfolios  so that,  after the  Closing,
Value  Fund will be in  compliance  with all of its  investment  policies  and restrictions.  At the Closing,  Salomon Brothers All Cap Fund shall deliver to
Value Fund two copies of a list  setting  forth the  securities  then owned by
Salomon  Brothers All Cap Fund.  Promptly after the Closing,  Salomon Brothers
All Cap Fund shall  provide  Value Fund a list  setting  forth the  respective federal income tax bases thereof.

      8.    Portfolio  securities or written evidence acceptable to Value Fund of record  ownership  thereof by The  Depository  Trust Company or through the
Federal Reserve Book Entry System or any other depository  approved by Salomon
Brothers  All Cap Fund  pursuant  to Rule 17f-4 and Rule  17f-5  under the Act shall be endorsed and delivered,  or  transferred  by appropriate  transfer or assignment documents,  by Salomon Brothers All Cap Fund on the Closing Date to
Value Fund, or at its  direction,  to its  custodian  bank, in proper form for transfer  in  such  condition  as  to  constitute  good  delivery  thereof  in accordance  with  the  custom  of  brokers  and  shall be  accompanied  by all necessary  state transfer  stamps,  if any. The cash delivered shall be in the form of  certified  or bank  cashiers'  checks or by bank  wire or  intra-bank transfer  payable  to the order of Value Fund for the  account of Value  Fund.
Class  A,  Class  B,  Class  C,  Class N and  Class Y  shares  of  Value  Fund representing  the  number of Class A,  Class B,  Class C,  Class N and Class Y shares of Value Fund being  delivered  against the assets of Salomon  Brothers
All Cap Fund,  registered in the name of Salomon  Brothers All Cap Fund, shall be  transferred  to Salomon  Brothers All Cap Fund on the Closing  Date.  Such
shares  shall  thereupon  be assigned by Salomon  Brothers All Cap Fund to its shareholders  so that the shares of Value Fund may be  distributed as provided in Section 5.

      If, at the  Closing  Date,  Salomon  Brothers  All Cap Fund is unable to make  delivery  under  this  Section 8 to Value  Fund of any of its  portfolio securities  or cash for the reason that any of such  securities  purchased  by
Salomon  Brothers  All Cap Fund,  or the cash  proceeds of a sale of portfolio securities,  prior to the Closing  Date have not yet been  delivered  to it or
Salomon Brothers All Cap Fund's custodian,  then the delivery  requirements of this Section 8 with  respect to said  undelivered  securities  or cash will be waived and Salomon  Brothers  All Cap Fund will deliver to Value Fund by or on the Closing Date with respect to said undelivered  securities or cash executed copies of an  agreement  or  agreements  of  assignment  in a form  reasonably satisfactory to Value Fund,  together with such other  documents,  including a due bill or due bills and brokers'  confirmation  slips as may  reasonably  be required by Value Fund.

      9.    Value Fund shall not assume the liabilities  (except for portfolio securities  purchased  which have not settled and for  shareholder  redemption and  dividend  checks  outstanding)  of  Salomon  Brothers  All Cap Fund,  but
Salomon  Brothers  All Cap Fund will,  nevertheless,  use its best  efforts to discharge  all  known  liabilities,  so far as may be  possible,  prior to the
Closing  Date.  The  cost of  printing  and  mailing  the  proxies  and  proxy statements will be borne by Salomon  Brothers All Cap Fund.  Salomon  Brothers
All Cap Fund and  Value  Fund  will  bear  the  cost of their  respective  tax opinions.  Any documents such as existing  prospectuses or annual reports that are  included  in  that  mailing  will  be a cost  of  the  Fund  issuing  the
document.   Any  other  out-of-pocket  expenses  of  Value  Fund  and  Salomon
Brothers All Cap Fund associated with this  reorganization,  including  legal, accounting and transfer agent expenses,  will be borne by Salomon Brothers All
Cap Fund and Value Fund, respectively, in the amounts so incurred by each.

      10.   The  obligations of Value Fund  hereunder  shall be subject to the following conditions:

            A. The Board of  Trustees of Salomon  Brothers  All Cap Fund shall have  authorized  the  execution of the  Agreement,  and the  shareholders  of
Salomon  Brothers  All Cap Fund  shall have  approved  the  Agreement  and the transactions  contemplated  hereby,  and Salomon  Brothers  All Cap Fund shall have furnished to Value Fund copies of  resolutions  to that effect  certified by the Secretary or the Assistant  Secretary of Salomon Brothers All Cap Fund.
Such shareholder  approval shall have been by the affirmative vote required by
Massachusetts  Law and the charter  documents of Salomon Brothers All Cap Fund at a meeting for which proxies have been solicited by the Proxy  Statement and
Prospectus (as hereinafter defined).

            B. Value  Fund  shall have  received  an  opinion  dated as of the
Closing  Date from  counsel to Salomon  Brothers  All Cap Fund,  to the effect that: (i) Salomon  Brothers All Cap Fund is a business  trust duly  organized, validly  existing  and in  good  standing  under  the  laws  of the  State  of
Massachusetts  with full  corporate  powers to carry on its  business  as then being  conducted  and to enter into and perform the  Agreement;  and (ii) that all action  necessary to make the  Agreement,  according to its terms,  valid, binding and  enforceable  on Salomon  Brothers  All Cap Fund and to  authorize effectively the transactions  contemplated by the Agreement have been taken by
Salomon  Brothers All Cap Fund.  Massachusetts  counsel may be relied upon for this opinion.

            C. The  representations and warranties of Salomon Brothers All Cap
Fund  contained  herein  shall be true and  correct  at and as of the  Closing
Date,  and Value Fund  shall have been  furnished  with a  certificate  of the
President,  or a Vice President,  or the Secretary or the Assistant  Secretary
or the Treasurer or the Assistant  Treasurer of Salomon Brothers All Cap Fund,
dated as of the Closing Date, to that effect.

D.    On the Closing Date,  Salomon Brothers All Cap Fund shall have furnished to Value  Fund a  certificate  of the  Treasurer  or  Assistant  Treasurer  of
Salomon  Brothers All Cap Fund as to the amount of the capital loss carry-over and net  unrealized  appreciation  or  depreciation,  if any,  with respect to
Salomon Brothers All Cap Fund as of the Closing Date.

            E. The cash  reserve  shall not exceed 10% of the value of the net assets,  nor 30% in value of the gross  assets,  of Salomon  Brothers  All Cap
Fund at the close of business on the Valuation Date.

F.    A  Registration  Statement  on Form N-14  filed by Value  Fund under the
Securities Act of 1933, as amended (the "1933 Act"),  containing a preliminary form of the Proxy Statement and Prospectus,  shall have become effective under the 1933 Act.

            G. On the Closing  Date,  Value Fund shall have  received a letter from Robert G. Zack or other  senior  executive  officer of  OppenheimerFunds,
Inc.  acceptable  to Value Fund,  stating  that nothing has come to his or her attention  which in his or her judgment  would indicate that as of the Closing
Date there were any  material,  actual or  contingent  liabilities  of Salomon
Brothers  All Cap Fund  arising  out of  litigation  brought  against  Salomon
Brothers  All Cap Fund or claims  asserted  against  it, or  pending or to the best of his or her knowledge  threatened claims or litigation not reflected in or apparent from the most recent  audited  financial  statements and footnotes thereto  of  Salomon  Brothers  All Cap Fund  delivered  to Value  Fund.  Such letter may also include such  additional  statements  relating to the scope of the  review  conducted  by such  person  and his or her  responsibilities  and liabilities as are not unreasonable under the circumstances.

            H. Value Fund  shall have  received  an  opinion,  dated as of the
Closing  Date,  of  Deloitte & Touche LLP (or an  appropriate  substitute  tax expert),  to the same effect as the opinion  contemplated  by Section 11.E. of the Agreement.

I.    Value Fund  shall  have  received  at the  Closing  all of the assets of
Salomon Brothers All Cap Fund to be conveyed hereunder,  which assets shall be free and clear of all liens,  encumbrances,  security interests,  restrictions and limitations whatsoever.
      11.   The  obligations of Salomon  Brothers All Cap Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of Value Fund shall have  authorized the execution of the Agreement,  and the transactions  contemplated  thereby,  and
Value Fund shall have  furnished  to Salomon  Brothers  All Cap Fund copies of resolutions  to  that  effect  certified  by the  Secretary  or the  Assistant
Secretary of Value Fund.

            B. Salomon  Brothers  All  Cap  Fund's   shareholders  shall  have
approved  the  Agreement  and  the  transactions  contemplated  hereby,  by an affirmative vote required by the  Massachusetts  Law and its charter documents and Salomon  Brothers All Cap Fund shall have  furnished  Value Fund copies of resolutions  to  that  effect  certified  by  the  Secretary  or an  Assistant
Secretary of Salomon Brothers All Cap Fund.

C.    Salomon  Brothers All Cap Fund shall have  received an opinion  dated as of the Closing Date from counsel to Value Fund, to the effect that,  (i) Value
Fund is a corporation  duly organized,  validly  existing and in good standing under  the laws of the  State of  Maryland  with  full  powers to carry on its business as then being  conducted and to enter into and perform the Agreement;
(ii) all actions  necessary  to make the  Agreement,  according  to its terms, valid,  binding and enforceable  upon Value Fund and to authorize  effectively the transactions  contemplated by the Agreement have been taken by Value Fund;
and (iii) the shares of Value Fund to be issued  hereunder are duly authorized and  when  issued  will be  validly  issued,  fully-paid  and  non-assessable.
Maryland counsel may be relied upon for this opinion.

            D. The  representations  and  warranties  of Value Fund  contained herein  shall be true and correct at and as of the Closing  Date,  and Salomon
Brothers  All Cap Fund shall have been  furnished  with a  certificate  of the
President,  a Vice  President or the Secretary or the  Assistant  Secretary or
the Treasurer or the Assistant  Treasurer of the Trust to that effect dated as of the Closing Date.

            E. Salomon  Brothers  All Cap Fund shall have  received an opinion of Deloitte & Touche LLP to the effect that the  federal tax  consequences  of the  transaction,  if carried out in the manner  outlined in the Agreement and in accordance  with (i) Salomon  Brothers All Cap Fund's  representation  that there  is  no  plan  or  intention  by  any  Salomon  Brothers  All  Cap  Fund
shareholder  who  owns  5%  or  more  of  Salomon   Brothers  All  Cap  Fund's
outstanding  shares,  and, to Salomon  Brothers All Cap Fund's best knowledge, there is no plan or intention on the part of the  remaining  Salomon  Brothers
All Cap Fund shareholders,  to redeem,  sell, exchange or otherwise dispose of a number of Value Fund shares  received in the  transaction  that would reduce
Salomon Brothers All Cap Fund shareholders'  ownership of Value Fund shares to a number of shares  having a value,  as of the Closing  Date, of less than 50%
of the value of all of the formerly  outstanding Salomon Brothers All Cap Fund shares as of the same  date,  and (ii) the  representation  by each of Salomon
Brothers  All Cap Fund and Value Fund that,  as of the Closing  Date,  Salomon
Brothers  All Cap Fund and Value  Fund will  qualify as  regulated  investment companies or will meet the  diversification  test of Section  368(a)(2)(F)(ii)
of the Code, will be as follows:

1.    The  transactions  contemplated  by  the  Agreement  will  qualify  as a tax-free  "reorganization"  within the  meaning of  Section  368(a)(1)  of the
Code, and under the regulations promulgated thereunder.

               2. Salomon  Brothers  All Cap Fund and  Value  Fund  will  each qualify  as a "party  to a  reorganization"  within  the  meaning  of  Section
368(b)(2) of the Code.

               3. No gain or loss will be  recognized by the  shareholders  of
Salomon  Brothers  All Cap Fund  upon the  distribution  of Class A,  Class B,
Class C, Class N and Class Y shares of  beneficial  interest  in Value Fund to the  shareholders of Salomon  Brothers All Cap Fund pursuant to Section 354 of the Code.

               4. Under  Section  361(a)  of the Code no gain or loss  will be recognized  by  Salomon  Brothers  All Cap Fund by reason of the  transfer  of substantially  all its assets in exchange for Class A, Class B, Class C, Class
N and Class Y shares of Value Fund.
               5. Under  Section  1032 of the  Code  no  gain or loss  will be recognized  by Value Fund by reason of the  transfer of  substantially  all of
Salomon  Brothers  All Cap  Fund's  assets in  exchange  for Class A, Class B,
Class C, Class N and Class Y shares of Value Fund and Value Fund's  assumption of certain liabilities of Salomon Brothers All Cap Fund.

               6. The  shareholders of Salomon Brothers All Cap Fund will have the same tax basis and  holding  period  for the  Class A,  Class B,  Class C,
Class N and  Class Y shares of  beneficial  interest  in Value  Fund that they receive  as they had for  Salomon  Brothers  All Cap  Fund  shares  that  they previously held, pursuant to Section 358(a) and 1223(1),  respectively, of the
Code.

               7. The securities  transferred by Salomon Brothers All Cap Fund to Value Fund will have the same tax basis and holding  period in the hands of
Value Fund as they had for Salomon Brothers All Cap Fund,  pursuant to Section
362(b) and 1223(1), respectively, of the Code.

            F. The cash  reserve  shall not exceed 10% of the value of the net assets,  nor 30% in value of the gross  assets,  of Salomon  Brothers  All Cap
Fund at the close of business on the Valuation Date.

            G. A  Registration  Statement  on Form  N-14  filed by Value  Fund under the 1933 Act,  containing a preliminary  form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

            H. On the Closing Date,  Salomon  Brothers All Cap Fund shall have received a letter from  Robert G. Zack or other  senior  executive  officer of
OppenheimerFunds,  Inc.  acceptable to Salomon Brothers All Cap Fund,  stating that  nothing has come to his or her  attention  which in his or her  judgment would indicate that as of the Closing Date there were any material,  actual or contingent  liabilities  of  Value  Fund  arising  out of  litigation  brought against Value Fund or claims  asserted  against it, or pending or, to the best of his or her knowledge,  threatened  claims or litigation not reflected in or apparent  by the  most  recent  audited  financial  statements  and  footnotes thereto  of Value  Fund  delivered  to  Salomon  Brothers  All Cap Fund.  Such letter may also include such  additional  statements  relating to the scope of the  review  conducted  by such  person  and his or her  responsibilities  and liabilities as are not unreasonable under the circumstances.

I.    Salomon Brothers All Cap Fund shall acknowledge  receipt of the Class A,
Class B, Class C, Class N and Class Y shares of Value Fund.

      12.   Salomon Brothers All Cap Fund hereby represents and warrants that:

            A. The audited  financial  statements of Salomon  Brothers All Cap
Fund as of November 30, 2002 and unaudited financial  statements as of May 31,
2003  heretofore  furnished  to  Value  Fund,  present  fairly  the  financial position,  results  of  operations,  and  changes  in net  assets  of  Salomon
Brothers All Cap Fund as of that date, in conformity  with generally  accepted accounting  principles  applied on a basis consistent with the preceding year;
and that from May 31, 2003  through the date hereof  there have not been,  and through the Closing  Date there will not be, any  material  adverse  change in the business or  financial  condition  of Salomon  Brothers  All Cap Fund,  it being agreed that a decrease in the size of Salomon  Brothers All Cap Fund due to a diminution in the value of its portfolio and/or  redemption of its shares shall not be considered a material adverse change;

B.    Contingent   upon  approval  of  the  Agreement  and  the   transactions
contemplated hereby by Salomon Brothers All Cap Fund's  shareholders,  Salomon
Brothers  All Cap Fund has  authority to transfer all of the assets of Salomon
Brothers  All Cap Fund to be conveyed  hereunder  free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.    The  Prospectus,  as  amended  and  supplemented,  contained  in Salomon
Brothers  All Cap  Fund's  Registration  Statement  under  the  1933  Act,  as amended,  is true,  correct and complete,  conforms to the requirements of the
1933 Act and does not contain any untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or necessary to make
the  statements  therein  not  misleading.   The  Registration  Statement,  as
amended,  was,  as of the  date  of the  filing  of  the  last  Post-Effective
Amendment,  true,  correct and complete,  conformed to the requirements of the
1933 Act and did not contain any untrue  statement of a material  fact or omit to state a material  fact  required to be stated  therein or necessary to make the statements therein not misleading;

            D. There is no material  contingent  liability of Salomon Brothers
All Cap Fund and no material claim and no material  legal,  administrative  or other  proceedings  pending or, to the  knowledge of Salomon  Brothers All Cap
Fund,  threatened against Salomon Brothers All Cap Fund, not reflected in such
Prospectus;

            E. Except  for the  Agreement,  there  are no  material  contracts outstanding  to which  Salomon  Brothers  All Cap Fund is a party  other  than those ordinary in the conduct of its business;
            F. Salomon  Brothers  All  Cap  Fund is a  Massachusetts  business trust duly organized,  validly existing and in good standing under the laws of the State of  Massachusetts;  and has all necessary  and material  federal and state  authorizations to own all of its assets and to carry on its business as now being  conducted;  and Salomon  Brothers  All Cap Fund is duly  registered under the Act and such  registration  has not been rescinded or revoked and is in full force and effect;

            G. All  federal  and other tax  returns  and  reports  of  Salomon
Brothers  All Cap Fund  required by law to be filed have been  filed,  and all federal and other taxes shown due on said  returns and reports  have been paid or provision  shall have been made for the payment  thereof and to the best of the  knowledge  of Salomon  Brothers  All Cap Fund no such return is currently under audit and no assessment  has been asserted with respect to such returns;
and

            H. Salomon   Brothers  All  Cap  Fund  has  elected  that  Salomon
Brothers  All Cap Fund be treated as a regulated  investment  company and, for each fiscal year of its operations,  Salomon Brothers All Cap Fund has met the requirements of Subchapter M of the Code for  qualification and treatment as a regulated  investment  company and Salomon  Brothers  All Cap Fund  intends to meet such requirements with respect to its current taxable year.

13.   Value Fund hereby represents and warrants that:

A.    The audited  financial  statements  of Value Fund as of October 31, 2002 and unaudited financial  statements as of April 30, 2003 heretofore  furnished to Salomon  Brothers  All Cap Fund,  present  fairly the  financial  position, results of  operations,  and changes in net assets of Value  Fund,  as of that date, in conformity with generally accepted  accounting  principles applied on a basis  consistent  with the  preceding  year;  and that from April 30,  2003 through the date  hereof  there have not been,  and  through the Closing  Date there will not be, any material  adverse  changes in the business or financial condition of Value Fund,  it being  understood  that a decrease in the size of
Value  Fund  due  to a  diminution  in  the  value  of  its  portfolio  and/or redemption of its shares shall not be considered a material or adverse change;

B.    The Prospectus,  as amended and supplemented,  contained in Value Fund's
Registration  Statement  under the 1933 Act, is true,  correct  and  complete, conforms to the  requirements  of the 1933 Act and does not contain any untrue statement of a material  fact or omit to state a material  fact required to be stated  therein or necessary to make the  statements  therein not  misleading.
The Registration  Statement,  as amended, was, as of the date of the filing of the last Post-Effective  Amendment,  true, correct and complete,  conformed to the  requirements of the 1933 Act and did not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  required  to be  stated
therein or necessary to make the statements therein not misleading;

            C. Except  for this  Agreement,  there is no  material  contingent liability  of  Value  Fund  and  no  material  claim  and no  material  legal, administrative  or other  proceedings  pending or, to the  knowledge  of Value
Fund, threatened against Value Fund, not reflected in such Prospectus;

            D. There are no  material  contracts  outstanding  to which  Value
Fund is a party other than those ordinary in the conduct of its business;

            E. Value Fund is a Corporation  duly organized,  validly  existing and in good standing  under the laws of the State of Maryland;  Value Fund has all necessary  and material  federal and state  authorizations  to own all its properties  and assets and to carry on its  business  as now being  conducted;
the Class A,  Class B, Class C, Class N and Class Y shares of Value Fund which it issues to Salomon  Brothers All Cap Fund pursuant to the Agreement  will be duly authorized,  validly issued, fully-paid and non-assessable,  will conform to the description thereof contained in Value Fund's  registration  statement, and  will be duly  registered  under  the  1933  Act and in the  states  where registration is required;  and Value Fund is duly registered under the Act and such  registration  has not been revoked or rescinded and is in full force and effect;

            F. All  federal  and other tax  returns  and reports of Value Fund required by law to be filed have been  filed,  and all federal and other taxes shown due on said returns and reports  have been paid or provision  shall have been made for the payment  thereof and to the best of the  knowledge  of Value
Fund,  no such  return is  currently  under audit and no  assessment  has been asserted  with respect to such returns and to the extent such tax returns with respect to the  taxable  year of Value Fund ended  October  31,  2002 have not been filed,  such  returns  will be filed when  required and the amount of tax shown as due thereon shall be paid when due;

            G. Value Fund has elected to be treated as a regulated  investment company  and, for each fiscal year of its  operations,  Value Fund has met the requirements of Subchapter M of the Code for  qualification and treatment as a regulated  investment company and Value Fund intends to meet such requirements with respect to its current taxable year;

            H.  Value Fund has no plan or  intention  (i) to dispose of any of the assets  transferred  by Salomon  Brothers All Cap Fund,  other than in the ordinary  course of business,  or (ii) to redeem or reacquire any of the Class
A,  Class  B,  Class  C,  Class  N and  Class  Y  shares  issued  by it in the reorganization other than pursuant to valid requests of shareholders; and

            I. After  consummation  of the  transactions  contemplated  by the
Agreement,  Value Fund  intends to operate  its  business  in a  substantially unchanged manner.

      14.    Each  party  hereby  represents  to the  other  that no broker or finder  has  been  employed  by it  with  respect  to  the  Agreement  or  the transactions  contemplated  hereby. Each party also represents and warrants to the  other  that the  information  concerning  it in the Proxy  Statement  and
Prospectus will not as of its date contain any untrue  statement of a material fact or omit to state a fact  necessary to make the  statements  concerning it therein not  misleading and that the financial  statements  concerning it will present the  information  shown fairly in accordance  with generally  accepted accounting  principles  applied on a basis consistent with the preceding year.
Each party also  represents  and  warrants to the other that the  Agreement is valid,  binding  and  enforceable  in  accordance  with its terms and that the execution,  delivery and  performance  of the Agreement will not result in any violation of, or be in conflict with,  any provision of any charter,  by-laws, contract,  agreement,  judgment,  decree or order to which it is subject or to which it is a party.  Value  Fund  hereby  represents  to and  covenants  with
Salomon Brothers All Cap Fund that, if the  reorganization  becomes effective,
Value Fund will treat each  shareholder  of Salomon  Brothers All Cap Fund who received  any of Value  Fund's  shares  as a result of the  reorganization  as having made the minimum  initial  purchase of shares of Value Fund received by such  shareholder for the purpose of making  additional  investments in shares of Value Fund, regardless of the value of the shares of Value Fund received.

      15.   Value Fund  agrees that it will  prepare  and file a  Registration
Statement  on Form N-14 under the 1933 Act which shall  contain a  preliminary form of proxy  statement  and  prospectus  contemplated  by Rule 145 under the
1933 Act. The final form of such proxy  statement  and  prospectus is referred to in the  Agreement  as the  "Proxy  Statement  and  Prospectus."  Each party agrees that it will use its best efforts to have such  Registration  Statement declared  effective  and to supply  such  information  concerning  itself  for inclusion  in the  Proxy  Statement  and  Prospectus  as may be  necessary  or desirable in this  connection.  Salomon  Brothers All Cap Fund  covenants  and
agrees  to   liquidate   and   dissolve   under  the  laws  of  the  State  of
Massachusetts,  following  the  Closing,  and,  upon  Closing,  to  cause  the cancellation of its outstanding shares.

      16.   The  obligations  of the parties  shall be subject to the right of either party to abandon and  terminate  the Agreement for any reason and there shall be no liability for damages or other  recourse  available to a party not so terminating  this Agreement;  provided,  however,  that in the event that a party shall terminate this Agreement  without  reasonable  cause, the party so terminating  shall,  upon demand,  reimburse the party not so terminating  for all expenses,  including reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

      17.   The  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original,  but all taken  together  shall  constitute one  Agreement.  The rights and  obligations  of each  party  pursuant  to the
Agreement shall not be assignable.
      18.   All prior or contemporaneous  agreements and  representations  are merged into the Agreement,  which  constitutes the entire contract between the parties  hereto.  No  amendment or  modification  hereof shall be of any force and effect  unless in writing  and signed by the parties and no party shall be deemed to have waived any provision  herein for its benefit unless it executes a written acknowledgment of such waiver.

      19.   Value Fund  understands  that the obligations of Salomon  Brothers
All Cap  Fund  under  the  Agreement  are not  binding  upon  any  Trustee  or shareholder  of  Salomon  Brothers  All Cap Fund  personally,  but  bind  only
Salomon  Brothers All Cap Fund and Salomon  Brothers All Cap Fund's  property.
Value Fund  represents that it has notice of the provisions of the Declaration of Trust of Salomon Brothers All Cap Fund disclaiming  shareholder and trustee liability for acts or obligations of Salomon Brothers All Cap Fund.

      20.   Salomon  Brothers All Cap Fund understands that the obligations of
Value  Fund  under  the  Agreement  are  not  binding  upon  any  Director  or shareholder  of Value  Fund  personally,  but bind only  Value  Fund and Value
Fund's property.

      IN WITNESS  WHEREOF,  each of the parties has caused the Agreement to be executed and attested by its officers  thereunto  duly  authorized on the date first set forth above.

                                          oppenheimer sELECT MANAGERS, on
                                          behalf of its series Salomon
                                          Brothers All Cap FUND

                                          By:
                                                Robert G. Zack,
                                                Vice President and Secretary

                                          oppenheimer series fund, inc., on
                                          behalf of its series OPPENHEIMER

                                          VALUE FUND

                                          By:
                                                Robert G. Zack,
                                                Secretary

                                                                     EXHIBIT B
                            PRINCIPAL SHAREHOLDERS

A.    Major Shareholders of Value Fund.  As of August 12, 2003, the only persons who owned of record or who were known by Value Fund to own beneficially 5% or more of any class of that Fund's outstanding shares, and their holdings of that class as of that date, were the following:

      Rollin M. Dick TR, Haverstick Consulting, Inc. 401K Plan,
      1405 N.  Pennsylvania  Street,  Ste 210.  Carmel,  IN  46032-6905,
      (which  owned  17,517.026  Class N shares  or 6.68% of the Class N shares then outstanding).

      Kaplan Schaer & Toddy TR , Zarwin Baum Devito Kaplan Schaer,
      1515 Market Street, Ste. 1200,  Philadelphia,  PA 19102-193 (which owned
      15,805.207  Class  N  shares  or  6.02%  of  the  Class  N  shares  then outstanding).

      Pershing LLC
      PO Box 2052,  Jersey City, NJ 07303-9998  (which owned  13,570.331
      Class N shares or 5.17% of the Class N shares then outstanding).

      IBT & CO Custodian, OppenheimerFunds Cap Accum Plan, Attn: MML037
      200  Clarendon  Street,  Fl. 16,  Boston,  MA  02116-5021  (which  owned
      100,116.926.00  Class Y shares  or  99.94%  of the  Class Y shares  then outstanding).

B. Major Shareholders of Salomon Brothers All Cap Fund.  As of August 12,
   2003, the only persons who owned of record or who were known by Salomon
   Brothers All Cap Fund to own beneficially 5% or more of any class of that
   Fund's outstanding shares, and their holdings of that class as of that date, were the following:

      UMG Manufacturing & Logistics Inc. 401K Attn: Angela M. Jones
      700 S Battleground  Ave.,  Grover, NC 28073-9541 (which owned 62,026.899
      Class A shares or 8.46% of the Class B shares then outstanding).

      Shelia Littleton ET AL TR Legacy Bank of Texas 401K
      5000 Legacy Dr.,  Plano,  TX  75024-3100  (which owned  83,086.006
      Class N shares or 9.53% of the Class N shares then outstanding).

      MCB  Trust  Services  Ttee  Linden  Motor  Freight  Co  Inc.,  Non-Union
      Employee
      700 17th  Street,  Ste 150,  Denver,  CO  80202-3502  (which owned
      62,858.033  Class N shares  or 7.21%  of the  Class N shares  then outstanding).

      Webb, Beck & Dawson TR, Beck, Redden & Secrest PSP
      1221  McKinney  Street,  Ste 4500,  Houston TX  77010-2029  (which owned  61,193.428  Class N shares  or 7.02% of the  Class N shares then outstanding).

      RPSS TR Dobbs Brothers  Management  Services  401(K) Plan,  Attn:  Joyce
      Howell
      5170 Sanderlin  Avenue,  Ste. 102,  Memphis,  TN 38117-4359 (which owned  51,942.778  Class N shares  or 6.07% of the  Class N shares then outstanding).

      OppenheimerFunds, Inc., C/O Tim Abbuhl
      Bldg.  2, 6803 S. Tucson Way,  Centennial,  CO  80112-3924  (which owned
      100.00 Class Y shares or 100% of the Class Y shares then outstanding).

            Appendix to Combined Prospectus and Proxy Statement of

                            Oppenheimer Value Fund

      Graphic  material   included  in  the  combined   Prospectus  and  Proxy
Statement  under the heading "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar chart will be included in the combined Prospectus and Proxy
Statement of Salomon Brothers All Cap Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for the last 10 calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar
Year                                Oppenheimer Value Fund
Ended                               Class A Shares
-----                               --------------

12/31/93                            20.91%
12/31/94                            -0.65%
12/31/95                            36.40%
12/31/96                            18.38%
12/31/97                            24.00%
12/31/98                            8.54%
12/31/99                            -4.71%
12/31/00                            -1.54%
12/31/01                            2.98%
12/31/02                            -13.03%

            Appendix to Combined Prospectus and Proxy Statement of
         Oppenheimer Select Managers - Salomon Brothers All Cap Fund

      Graphic  material   included  in  the  combined   Prospectus  and  Proxy
Statement  of  Oppenheimer  Select  Managers - Salomon  Brothers  All Cap Fund
under the heading "Annual Total Returns (Class A) (as of 12/31 each year)":

      A bar  chart  will be  included  in the  combined  Prospectus  and Proxy
Statement of the Fund  depicting  the annual total  returns of a  hypothetical investment  in  Class A  shares  of the  Fund  for  the  calendar  year  ended
12/31/02,  without  deducting  sales charges.  Set forth below is the relevant data point that will appear on the bar chart.

Calendar
Year                                Oppenheimer Select Managers - Salomon
                                    Brothers All Cap Fund
Ended                               Class A Shares
-----                               --------------

12/31/02                            -22.09%

proxy-all\proxy 2003\525-375_PartA_ProxyState_Pre#2_09_03.doc

--------
1 Currently, the Investment Company Act permits (a) lending of securities,
(b) purchasing debt securities or similar evidences of indebtedness, (c)
repurchase agreements and (d) interfund lending consistent with the Fund's exemptive order. Similar to Salomon Brothers All Cap Fund, Value Fund may
lend to affiliated funds.
2 Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed). Similar to Salomon Brothers All
Cap Fund, Value Fund may borrow from affiliated funds. A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the
Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.
PRE> STATEMENT OF ADDITIONAL INFORMATION TO PROSPECTUS AND PROXY STATEMENT PART B Acquisition of the Assets of OPPENHEIMER SELECT MANAGERS on behalf of its series Oppenheimer Select Managers - SALOMON BROTHERS ALL CAP FUND By and in exchange for Shares of Oppenheimer Series Fund, Inc. on behalf of its series OPPENHEIMER VALUE FUND This Statement of Additional Information to Prospectus and Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Select Managers - Salomon Brothers All Cap Fund ("Salomon Brothers All Cap Fund") for shares of Oppenheimer Value Fund ("Value Fund"). This SAI consists of this Cover Page and the following documents: (i) the Prospectus of Salomon Brothers All Cap Fund dated March 28, 2003, as supplemented May 7, 2003; (ii) the Statement of Additional Information of Salomon Brothers All Cap Fund dated March 28, 2003, which includes audited financial statements for the 12-month period ended November 30, 2002; (iii) unaudited financial statements for the 6-month period ended May 31, 2003 of Salomon Brothers All Cap Fund; (iv) the Statement of Additional Information of Value Fund dated December 23, 2002, revised January 15, 2003 and as supplemented August 15, 2003 which includes audited financial statements for the 12-month period ended October 31, 2002; and (v) unaudited financial statements for the 6-month period ended April 30, 2003 of Value Fund. This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus and Proxy Statement dated September 15, 2003, relating to the above-referenced transaction. You can request a copy of the Prospectus and Proxy Statement by calling 1.800.708.7780 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is September 15, 2003. 525-375_PartB_Cover_Pre#2_091603.doc
                           OPPENHEIMER VALUE FUND
                   Supplement dated August 15, 2003 to the
 Statement of Additional Information dated December 23, 2002, Revised January
                                   15, 2003

The Statement of Additional Information is changed as follows:

1.    The Supplement dated July 18, 2003 is hereby withdrawn.

2.    The  subheading  titled  "Futures"  on  pages  18 and 19 is  changed  by
   replacing  the  first  three   paragraphs  of  with  the  following   three
   paragraphs.

o     Futures. The Fund can buy and sell exchange-traded futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2) an individual stock ("single stock futures") (3)
      debt securities (these are referred to as "interest rate
      futures"), (4) other broadly- based securities indices (these are referred to as "financial futures"), (5) foreign currencies
      (these are referred to as "forward contracts"), (6) securities or
      (7) commodities (these are referred to as "commodity futures").

         A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

         An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with
      contracts typically not fungible among the exchanges.

3.    The section  captioned "Board of Directors and Oversight  Committees" on page 32 is hereby deleted and replaced as follows:

   Board of Directors and Oversight Committees. The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Fund's Articles of Incorporation.

                                                                        (over)

      The Board of Directors has an Audit Committee, a Regulatory & Oversight
   Committee, a Governance Committee, and a Proxy Committee.  The Audit
   Committee is comprised solely of Independent Directors.  The members of the Audit Committee are Edward Regan (Chairman), Kenneth Randall and
   Russell Reynolds. The Audit Committee held five meetings during the Fund's fiscal year ended October 31, 2002. The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Regulatory & Oversight Committee are Robert Galli
   (Chairman), Joel Motley and Phillip Griffiths. The Regulatory & Oversight
   Committee held eight meetings during the Fund's fiscal year ended October
   31, 2002. The Regulatory & Oversight Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment
   Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Joel Motley (Acting
   Chairman), Phillip Griffiths and Kenneth Randall. The Governance Committee
   held no meetings during the Fund's fiscal year ended October 31, 2002. The
   Governance Committee reviews the Fund's governance guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
   Reynolds and John Murphy. The Proxy Committee held no meetings during the
   Fund's fiscal year ended October 31, 2002.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

4.    Effective March 31, 2003 and July 31, 2003, Mr. Benjamin Lipstein and
   Ms. Elizabeth Moynihan, respectively, retired from the Board I Funds.
   Therefore, the biographies for Mr. Lipstein and Ms. Moynihan on page 35 are deleted.

5.    In the Directors compensation table on page 29, footnote number three is revised to read as follows:

3.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the Board
         I Funds upon the retirement of Leon Levy.

6.    In the Directors compensation table on page 29, the following footnote is added following the names of Mr. Lipstein and Ms. Moynihan:

      8. Effective March 31, 2003 and July 31, 2003, Mr. Lipstein and Ms.
         Moynihan, respectively, retired from the Board I Funds.

August 15, 2003
PX0375.010

Oppenheimer
Value Fund
(A series of Oppenheimer Series fund, Inc.)

680 S. Tucson Way, Centennial, CO 80122
1.800.225.5677

Statement of Additional  Information dated December 23, 2002,  Revised January
15, 2003

This Statement of Additional Information is not a prospectus.  This document contains additional information about the Fund and supplements information in the Prospectus dated December 23, 2002.  It should be read together with the
Prospectus, which may be obtained by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund

About Your Account

Financial Information About the Fund

Appendix C: OppenheimerFunds Special Sales Charge Arrangements and Waivers
C-1

ABOUT The FUnd

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of
Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager,
OppenheimerFunds, Inc., (the "Manager") can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager may use in selecting portfolio securities will vary over time. The Fund is not required to use the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      |X|   Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style coupled with fundamental analysis of issuers. In using a value approach, the manager looks for stocks and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios.
Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, with the expectation that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
o     Price/Earnings ratio, which is the stock's price divided by its earnings (or its long-term earnings potential) per share. A stock having a price/earnings ratio lower than its historical range, or lower than the market as a whole or that of similar companies may offer attractive investment opportunities.
o     Price/book value ratio, which is the stock price divided by the book value of the company per share. It measures the company's stock price in relation to its asset value.
o     Dividend Yield, which is measured by dividing the annual dividend by the stock price per share.
o     Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace, liquidation value and intellectual property value.

      |X|   Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore may invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek the Fund's objective.

      At times, the market may favor or disfavor securities of issuers of a particular capitalization range. Securities of small capitalization issuers may be subject to greater price
volatility in general than securities of larger companies. Therefore, if the
Fund has substantial investments in smaller capitalization companies at times of market volatility, the Fund's share price may fluctuate more than that of funds focusing on larger capitalization issuers.

      |X|   Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants or rights. That limit does not apply to warrants and rights that the Fund has acquired as part of units of securities or that are attached to other securities that the Fund buys. No more than 2% of the
Fund's total assets may be invested in warrants that are not listed on either
The New York Stock Exchange or The American Stock Exchange.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|   Convertible Securities. Convertible securities are debt
securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While many convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into equity securities)
causes the Manager to regard them more as "equity equivalents." In those cases, the credit rating assigned to the security has less impact on the
Manager's investment decision than in the case of non-convertible fixed income securities. Convertible securities are subject to the credit risks and interest rate risks described above. To determine whether convertible securities should be regarded as "equity equivalents," the Manager may examine the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis
            (considering the effect of conversion of the convertible
            securities), and
(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any
            appreciation in the price of the issuer's common stock.

      |X|         Preferred Stocks. Preferred stocks are equity securities
but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.
      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

|X|   Foreign Securities.  The Fund can purchase up to 25% of its total assets
in  foreign   securities.   "Foreign   securities"  include  equity  and  debt
securities of companies  organized  under the laws of countries other than the
United States and debt  securities of foreign  governments  and their agencies and  instrumentalities.  Those securities may be traded on foreign  securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American
Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S.
dollar could result in a change in the amount of income the Fund has available for distribution.  Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the
Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

o     Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o

               fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for
                  example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to
                  domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the
                  U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     foreign exchange contracts;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     foreign withholding taxes on interest and dividends;
o     possibilities in some countries of expropriation, nationalization, confiscatory taxation, political, financial or social
                  instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

      In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

o     Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objective. The Fund currently expects that it will not invest significantly in emerging market countries.

      |X|   Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year.
For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will fluctuate from year to year, depending on market conditions, and the Fund may have a portfolio turnover of more than 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the
Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the
Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the
Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X|   Investments in Bonds and Other Debt Securities. The Fund can
invest in bonds, debentures and other debt securities under normal market conditions. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that significant amounts of the Fund's assets will be invested in debt securities. However, if market conditions suggest that debt securities may offer better growth opportunities than stocks, or if the Manager determines to seek a higher income for liquidity purposes, the Manager may shift up to 10% of the Fund's net assets into debt securities.

      The Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds").
Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors
Service, Inc., ("Moody's") or at least "BBB" by Standard & Poor's Rating
Services ("S&P") or Fitch, Inc. ("Fitch") or that have comparable ratings by another nationally recognized rating organization. In making investments in debt securities, the Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization.

o     Special Risks of Lower-Grade Securities.  It is not anticipated that the
Fund will  invest a  substantial  portion  of its assets in  lower-grade  debt securities.  Because  lower-grade  securities tend to offer higher yields than investment-grade  securities, the Fund may invest in lower grade securities if the Manager is trying to achieve  greater  income  (and,  in some  cases,  the appreciation  possibilities  of lower-grade  securities might be a reason they
are  selected  for  the  Fund's   portfolio).   High-yield   convertible  debt
securities  might be selected as "equity  substitutes," as described above but are subject to the Fund's  limitation on its investment in debt  securities as stated in the Prospectus.

      As mentioned above, "lower-grade" debt securities are those rated below
"investment grade," which means they have a rating lower than "Baa" by
Moody's or lower than "BBB" by S&P or Fitch or similar ratings by other nationally recognized rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "B" at the time the Fund buys them.

      While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to greater risks than other investment-grade securities, and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, S&P and Fitch are included in Appendix A to this
Statement of Additional Information.

o     Credit Risk. Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the
Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

      |X|   Floating Rate and Variable Rate Obligations.  Some securities the
Fund can purchase have variable or floating interest rates.  Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated
prevailing market rate but is adjusted automatically at specified intervals of not less than one year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated
maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally, the issuer must provide a specified number of days' notice to the holder.

|X|   Mortgage-Related Securities.  Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or instrumentalities or by private issuers.
These securities include collateralized mortgage
obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.  Mortgage-related securities issued by private issuers have greater credit risk.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages, and it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. As a result, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them.
Their values may also be affected by changes in government regulations and tax policies.

o     Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates.
They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie
                    Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
                    Administration or guaranteed by the Department of
                    Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index.
These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X|   U.S. Government Securities.  These are securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
The obligations of U.S. government agencies or instrumentalities in which the
Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to 10 years), and Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal
Reserve Bank, zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Fund can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price
Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association ("GNMA") pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as
Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal
Home Loan Mortgage Corporation obligations ("Freddie Macs").
|X|   U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development.  GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing
Administration or the Farmers Home Administration or guaranteed by the
Veterans Administration

      The Ginnie Maes in which the Fund invests are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie
Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the
Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an
Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United
States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages,
Ginnie Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against
GNMA.  Holders of Ginnie Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the Ginnie Maes in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.
While the mortgages on one-to-four family dwellings underlying certain Ginnie
Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.
o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the
                    mortgage loans in the pool represented by the FHLMC
                    Certificate, in each case whether or not such amounts are
                    actually received.
      The obligations of FHLMC under its guarantees are obligations solely of
FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage Association (Fannie Mae) Certificates.
Fannie Mae, a federally-chartered and privately-owned corporation, issues
Fannie Mae Certificates which are backed by a pool of mortgage loans.  Fannie
Mae guarantees to each registered holder of a Fannie Mae Certificate that the holder will receive amounts representing the holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such Certificate, less servicing and guarantee fees, and the holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan. In each case the guarantee applies whether or not those amounts are actually received.  The obligations of Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the
United States or any of its agencies or instrumentalities other than Fannie
Mae.

|X|   Zero-Coupon U.S. Government Securities.  The Fund may buy zero-coupon
U.S. government securities. These will typically be U.S. Treasury Notes and
Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|  "Stripped" Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings at an acceptable price.

      |X|   Money Market Instruments and Short-Term Debt Obligations. The
Fund can invest in a variety of high quality money market instruments and short-term debt obligations, both under normal market conditions and for defensive purposes. The following is a brief description of the types of money market securities and short-term debt obligations the Fund can invest
in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The
Fund's investments in foreign money market instruments and short-term debt obligations are subject to its limits on investing in foreign securities and the risks of foreign investing, described above.

o     U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

o     Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. They must be :
o     obligations issued or guaranteed by a domestic or foreign bank
                  (including a foreign branch of a domestic bank) having
                  total assets of at least $1 billion,
o     banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with
                  total assets of at least U.S. $1 billion.

      The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund's limits on illiquid investments, as described below.
"Banks" include commercial banks, savings banks and savings and loan associations.

o

            Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

o     Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed.
The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.
The borrower may prepay up to the full amount of the note without penalty.
These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described below. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

|X|   "When-Issued" and "Delayed-Delivery" Transactions.  The Fund can
purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.
Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement. There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

      The Fund may engage in when-issued transactions to secure what the
Manager considers to be an advantageous price and yield at the time the obligation is entered into.  When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X|   Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include
U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's policy limits on holding illiquid investments, described below. The Fund cannot enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the
Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company
Act of 1940 (the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Fund, along with other affiliated entities managed by the
Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

o     Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements on debt obligations it owns. Under a reverse repurchase agreement, the Fund sells an underlying debt obligation and simultaneously agrees to repurchase the same security at an agreed-upon price at an agreed-upon date.
The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller.

      These transactions involve the risk that the market value of the securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
These agreements are considered borrowings by the Fund and will be subject to the asset coverage requirement under the Fund's policy on borrowing discussed below.

      |X|   Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's Board of Directors, the Manager determines the liquidity of certain of the Fund's investments. To enable the
Fund to sell its holdings of a restricted security not registered under applicable securities laws, the Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
1933, if those securities have been determined to be liquid by the Manager under Board-

approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular
Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

|X|   Borrowing.  From time to time, the Fund may borrow from banks or affiliated investment companies. Such borrowing may be used to fund shareholder redemptions or for other purposes. Currently, under the
Investment Company Act, absent exemptive relief, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowing. The Fund may also borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment
Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. In addition, as discussed below, the Fund can borrow from affiliated mutual funds. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement. To do so, it might have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.  While the Fund may borrow a greater amount, as discussed in the immediately preceding paragraph, the Fund currently does not expect its borrowings to exceed 5% of its total assets.

      The Fund will pay interest on its borrowings, and that interest expense will raise the overall expenses of the Fund and reduce its returns. Borrowing may subject the Fund to greater risks and costs than funds that do not borrow.  These risks may include the possible reduction of income and increased fluctuation or volatility in the Fund's net asset values per share.

|X|   Loans of Portfolio Securities.  To attempt to generate income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund presently does not intend to lend its portfolio securities, but if it does, these loans are limited to not more than one-third of the Fund's net assets and are subject to other conditions described below.

      There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The
Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S.
government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of
(a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on any short-term debt securities purchased with such loan collateral. Each type of interest may be shared with the borrower.  The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

|X|   Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the
Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex.
Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.  Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
               rates;
o     the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and  a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Fund;
o     if the Fund has outstanding borrowings from all sources greater than
               10% of its total assets, then the Fund must secure each
               additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that the Fund could have an interfund loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented.
Examples of these safeguards include the following:

o     the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the
               Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund  lends  assets to  another  affiliated  fund,  the Fund is subject to the risk that the borrowing fund fails to repay the loan.

      |X|  Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:
o     sell futures contracts,
o     buy puts on futures or on securities, or
o     write covered calls on securities or futures.  Covered calls can also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

      The Fund might use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the
Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below.  The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Fund can use are described below.  The
Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o     Futures. The Fund can buy and sell exchange-traded futures contracts that relate to (1) broadly-based stock indices ("stock index futures") (2)
debt securities (these are referred to as "interest rate futures"), (3) other broadly-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), (5) securities or (6) commodities (these are referred to as
"commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. An index may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

      The Fund  can  invest a  portion  of its  assets  in  commodity  futures contracts.  Commodity  futures may be based upon commodities  within five main commodity groups:
(1)   energy,  which  includes  crude oil,  natural gas,  gasoline and heating oil;
(2)   livestock, which includes cattle and hogs;
(3)   agriculture,  which includes  wheat,  corn,  soybeans,  cotton,  coffee, sugar and cocoa;
(4)   industrial metals,  which includes aluminum,  copper,  lead, nickel, tin and zinc; and
(5)   precious  metals,  which  includes gold,  platinum and silver.  The Fund may  purchase  and sell  commodity  futures  contracts,  options on futures  contracts  and options and  futures on  commodity  indices
           with  respect  to  these  five  main   commodity   groups  and  the
           individual  commodities  within each group,  as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be deposited with the
Fund's custodian bank in an account registered in the futures broker's name.
However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

o     Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

o     Writing Covered Call Options. The Fund can write (that is, sell) calls.
If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised.  Up to 25% of the Fund's total assets may be subject to calls the
Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by
the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium).
If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by the specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised.  In that case the Fund would keep the cash premium.

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the
Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions.
OCC will release the securities on the expiration of the option or when the
Fund enters into a closing transaction.

      If the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security
(that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a  "closing purchase transaction."  The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.  The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying on its books an equivalent dollar amount of liquid assets.  The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.  Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to
deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o     Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The Fund will not write puts if, as a result, more than 50%
of the Fund's net assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books.  The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, the
Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When  writing a put option on a security,  to secure its  obligation  to pay for the  underlying  security  the Fund will  identify on its books liquid assets  with a value  equal  to or  greater  than  the  exercise  price of the
underlying   securities.   The  Fund  therefore  forgoes  the  opportunity  of
investing the identified assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments.
The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.  Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call.  If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put.  If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally)
rather than on price movements in individual securities or futures contracts.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Call and Put Options on Foreign Currencies. The Fund
can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.
      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on its books) upon conversion or exchange of other foreign currency held in its portfolio.

      The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a
"cross-hedging" strategy.  In those circumstances, the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

o     Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The
Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put.  Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset values  being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  The
Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities.  For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might
advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the
Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets.
First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.
Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

o     Forward Contracts. Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  The Fund may also use
"cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the
prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in"
the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."  When the
Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in that foreign currency.  When the
Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.  Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a
"cross hedge."

      The Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the
Fund's commitment under forward contracts.  The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, the
Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to the
Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

o     Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. The Fund will not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.  Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the
net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Total Return Swap Transactions. The Fund may enter into total return swaps. The Fund will only enter into total return swaps if consistent with its fundamental investment objectives or policies and not invest in swaps with respect to more than 30% of the Fund's total assets. A swap contract is essentially like a portfolio of forward contracts, under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset
(cash) at specified dates in the future.  A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of assets.

      The Fund may invest in total return swaps to gain exposure to the overall commodity markets.  In a total return commodity swap the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee.  If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee.  With a "floating" rate, the fee is pegged to a base rate such as the London Interbank Offered Rate ("LIBOR"), and is adjusted each period.  Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. The Fund does not currently anticipate investing in total return swaps.

o     Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC").  In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The
Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange
Act.
      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that the Fund may write may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under interpretations of staff members of the Securities and Exchange
Commission regarding applicable provisions of the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40%
short-term capital gains or losses under the Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition,
Section 1256 contracts held by the Fund at the end of each taxable year are
"marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in
"straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other
           receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency  gains and losses are offset against market gains and losses on each  trade  before  determining  a net  "Section  988" gain or loss under the
Internal  Revenue  Code for that trade,  which may  increase  or decrease  the amount of the Fund's  investment  income  available  for  distribution  to its shareholders.
Investment in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.  For example, the Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

      Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment companies unless the
Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The
Fund does not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Other Investment Restrictions

      |X|   What Are "Fundamental  Policies?"  Fundamental  policies are those policies  that the Fund has  adopted  to govern  its  investments  that can be changed  only by the vote of a  "majority"  of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the  holders  of  more  than  50% of the outstanding shares are present or
            represented by proxy, or
o     more than 50% of the outstanding shares.

      Policies described in the Prospectus or this Statement of Additional
Information are "fundamental" only if they are identified as such. The Fund's
Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of
Additional Information, as appropriate. The Fund's principal investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

o     The Fund cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

o

            The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     The Fund cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     The Fund cannot invest in physical commodities or commodities contracts.  However, the Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

o     The Fund cannot invest in real estate or in interests in real estate.
However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.

o     The Fund cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the Securities
Act of 1933 in reselling its portfolio securities.

o     The Fund cannot make loans, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time. 1

|X|   Does the Fund Have Additional Restrictions That Are Not "Fundamental"
Policies? The Fund has additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of
Directors without shareholder approval.

o     The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment (except in the case of borrowing and investments in illiquid securities). The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or
"series," of Oppenheimer Series Fund, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1981, and was called Connecticut Mutual Investment Accounts, Inc. until March 18,
1996, when the Manager became the Fund's investment advisor. The Fund is a diversified mutual fund. On March 18, 1996 the Fund changed its name from
Connecticut Mutual Growth Account to Oppenheimer Disciplined Value Fund and
effective March 1, 2001 subsequently changed its name to Oppenheimer Value
Fund.

|X|   Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares.  The Directors may reclassify unissued shares of the Fund into additional series or classes of shares.  The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class A, Class B, Class
C, Class N and Class Y.  All classes invest in the same investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      |X|   Meetings of Shareholders. Although the Fund is not required by
Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a

Director or to take certain other action described in the Articles of
Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment
Company Act or other applicable law. The Fund will hold a meeting when the
Directors call a meeting or upon proper request of shareholders. If the
Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a
Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants'
expense.

      Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings.
Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class.
Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Board of Directors and Oversight Committees. The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the
Fund's Articles of Incorporation.

      The Board of Directors has an Audit Committee, a Study Committee and a
Proxy Committee. The Audit Committee is comprised solely of Independent
Directors. The members of the Audit Committee are Kenneth Randall (Chairman),
Benjamin Lipstein and Edward Regan. The Audit Committee held five meetings during the Fund's fiscal year ended October 31, 2002.  The Audit Committee provides the Board with recommendations regarding the selection of the Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor concerning the Fund's internal accounting procedures, and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Benjamin Lipstein (Chairman),
Robert Galli and Elizabeth Moynihan. The Study Committee held eight meetings during the Fund's fiscal year ended October 31, 2002. The Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment
Company Act and other applicable law, among other duties as set forth in the
Committee's charter.

      The members of the Proxy Committee are Edward Regan (Chairman), Russell
Reynolds and Clayton Yeutter. The Proxy Committee held one meeting during the fiscal year ended

October 31, 2002.The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

Directors and Officers of the Fund. Except for Mr. Murphy, each of the
Directors is an independent director of the Fund ("Independent Director").
Mr. Murphy is an "Interested Director," because he is affiliated with the
Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

      The Fund's Directors and officers and their positions held with the
Fund and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Directors also includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares beneficially owned in any of the Oppenheimer funds overseen by the
Directors. All of the Directors are also trustees or directors of the following publicly offered Oppenheimer funds (referred to as "Board I Funds"):

Oppenheimer AMT-Free New York Municipals  Oppenheimer Growth Fund
Oppenheimer California Municipal Fund     Oppenheimer International Growth Fund
                                          Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund                Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund          Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund    Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund               Oppenheimer Series Fund, Inc.
Oppenheimer Europe Fund                   Oppenheimer Trinity Core Fund
Oppenheimer Global Fund                   Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Value Fund
Oppenheimer Gold & Special Minerals Fund  Oppenheimer U.S. Government Trust

      In addition  to being a trustee or  director  of the Board I Funds,  Mr.
Galli  is  also  a  director  or  trustee  of  10  other   portfolios  in  the
OppenheimerFunds complex. Present or former officers,  directors, trustees and employees (and their  immediate  family  members) of the Fund, the Manager and its affiliates,  and retirement plans  established by them for their employees are  permitted  to  purchase  Class  A  shares  of  the  Fund  and  the  other
Oppenheimer  funds at net asset value without sales charge.  The sales charges on Class A shares is waived for that group  because of the  economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Leavy, Molleur, Wixted and Zack and Mses. Bechtolt,
Feld and Ives respectively hold the same offices with one or more of the other Board I Funds as with the Fund. As of December 12, 2002, the Directors and officers of the Fund as a group owned of record or beneficially less than
1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each
Independent Director, and his family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the
Manager or Distributor.

|X|

      Affiliated Transactions and Material Business Relationships. Mr.
Reynolds has reported he has a controlling interest in The Directorship
Search Group, Inc. ("The Directorship Search Group"), a director recruiting firm that provided consulting services to Massachusetts
Mutual Life Insurance Company (which controls the Manager) for fees aggregating $110,000 from January 1, 2000 through December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship
Search Group, Inc. Mr. Reynolds estimates that The Directorship Search Group will bill Massachusetts Mutual Life Insurance Company $150,000 for services to be provided during the calendar year 2002.

      The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The
Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance
Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee. Nonetheless, to assure certainty as to determinations of the Board and the Independent
Trustees as to matters upon which the Investment Company Act or the rules thereunder require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining whether a quorum of
Independent Trustees was present or whether a majority of Independent
Trustees approved the matter.

     The address of each Director in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                               Independent Directors
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Position(s)  Principal   Occupation(s)   During  Past  5 Dollar     Aggregate
                                                                          Dollar
                                                                          Range of
                                                                          Shares
                                                                          Beneficially
                                                                          Owned in
                                                                          any of
                                                                          the
                                                               Range of   Oppenheimer
                                                               Shares     Funds
Held with Fund,    Years  /  Other  Trusteeships/Directorships BeneficiallOverseen
Length of          Held by Director / Number of  Portfolios in Owned in   by
Service, Age       Fund Complex Currently Overseen by Director  the Fund   Director
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.         Of Counsel (since 1993), Hogan & Hartson       $0     $50,001-$100,000
Yeutter, Chairman
of the Board of
Directors,         (a law firm). Other directorships:
Director since     Caterpillar, Inc. (since 1993) and
1996               Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71            portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Galli,   A trustee or director of other Oppenheimer  $50,001-     Over
Director since     funds. Formerly Vice Chairman (October
1996               1995-December 1997) of the Manager.
Age: 69            Oversees 41 portfolios in the
                   OppenheimerFunds complex.                   $100,000   $100,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip A.         The Director (since 1991) of the Institute     $0        Over
Griffiths,         for Advanced Study, Princeton, N.J.,
Director since     director (since 2001) of GSI Lumonics and
1999               a member of the National Academy of
Age: 63            Sciences (since 1979); formerly (in
                   descending chronological order) a director
                   of Bankers Trust Corporation, Provost and
                   Professor of Mathematics at Duke
                   University, a director of Research
                   Triangle Institute, Raleigh, N.C., and a
                   Professor of Mathematics at Harvard                    $100,000
                   University. Oversees 31 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Benjamin           Professor Emeritus of Marketing, Stern         $0        Over
Lipstein,          Graduate School of Business
Director since     Administration, New York University.
1996               Oversees 31 portfolios in the
Age: 79            OppenheimerFunds complex.                              $100,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joel W. Motley,    Director (January 2002-present), Columbia   $02           $03
Director since     Equity Financial Corp. (privately-held
2002               financial adviser); Managing Director
Age: 50            (January 2002-present), Carmona Motley,
                   Inc. (privately-held financial adviser);
                   Formerly he held the following positions:
                   Managing Director (January 1998-December
                   2001), Carmona Motley Hoffman Inc.
                   (privately-held financial adviser);
                   Managing Director (January 1992-December
                   1997), Carmona Motley & Co.
                   (privately-held financial adviser).
                   Oversees 31 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Elizabeth B.       Author and architectural historian; a                             ,000
Moynihan,          trustee of the Freer Gallery of Art and
Director since     Arthur M. Sackler Gallery (Smithsonian
1996               Institute), Trustees Council of the
Age: 72            National Building Museum; a member of the      $0     $50,001-$100
                   Trustees Council, Preservation League of
                   New York State. Oversees 31 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kenneth A.         A director of Dominion Resources, Inc.      $1-          Over
Randall, Director  (electric utility holding company) and
since 1996         Prime Retail, Inc. (real estate investment
Age: 75            trust); formerly a director of Dominion
                   Energy, Inc. (electric power and oil & gas
                   producer), President and Chief Executive
                   Officer of The Conference Board, Inc.
                   (international economic and business
                   research) and a director of Lumbermens
                   Mutual Casualty Company, American
                   Motorists Insurance Company and American     $10,000   $100,000
                   Manufacturers Mutual Insurance Company.
                   Oversees 31 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,   President, Baruch College, CUNY; a          $1-       $50,001-$100,000
Director since     director of RBAsset (real estate manager);
1996               a director of OffitBank; formerly Trustee,
Age: 72            Financial Accounting Foundation (FASB and
                   GASB), Senior Fellow of Jerome Levy
                   Economics Institute, Bard College,
                   Chairman of Municipal Assistance
                   Corporation for the City of New York, New
                   York State Comptroller and Trustee of New
                   York State and Local Retirement Fund.        $10,000
                   Oversees 31 investment companies in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.         Chairman (since 1993) of The Directorship      $0     $10,001-$50,000
Reynolds, Jr.,     Search Group, Inc. (corporate governance
Director since     consulting and executive recruiting); a
1996               life trustee of International House
Age: 70            (non-profit educational organization), and
                   a trustee (since 1996) of the Greenwich
                   Historical Society. Oversees 31 portfolios
                   in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,   Chairman Emeritus (since January 1991) of      $0        Over
Vice Chairman of
the Board of
Directors,         the Manager. Formerly a director (January
Director since     1969-August 1999) of the Manager. Oversees
1996               31 portfolios in the OppenheimerFunds                  $100,000
Age: 76            complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New
York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                          Interested Director and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,           Principal  Occupation(s) During Past 5 Years Dollar      Aggregate
                                                                           Dollar
                                                                          Range of
                                                                        y  Shares
                                                             Range of   Beneficially
Position(s)                                                  Shares       Owned in
Held with Fund, / Other  Trusteeships/Directorships  Held by Beneficiall any of the
Length of       Director  /  Number  of  Portfolios  in Fund Owned in   Oppenheimer
Service, Age    Complex Currently Overseen by Director        the Fund     Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                             As of December 31, 2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V.         Chairman,   Chief   Executive   Officer  and
Murphy,         director  (since  June  2001) and  President     $0         Over
President and   (since   September  2000)  of  the  Manager;              $100,000
Trustee,        President  and  a  director  or  trustee  of
Trustee since   other  Oppenheimer  funds;  President  and a
2001            director  (since  July 2001) of  Oppenheimer
Age: 53         Acquisition   Corp.  (the  Manager's  parent
                holding    company)   and   of   Oppenheimer
                Partnership   Holdings,   Inc.   (a  holding
                company   subsidiary  of  the  Manager);   a
                director    (since    November    2001)   of
                OppenheimerFunds    Distributor,   Inc.   (a
                subsidiary of the  Manager);  Chairman and a
                director  (since  July 2001) of  Shareholder
                Services,  Inc. and of Shareholder Financial
                Services,  Inc. (transfer agent subsidiaries
                of the  Manager);  President  and a director
                (since   July   2001)  of   OppenheimerFunds
                Legacy  Program (a charitable  trust program
                established  by the Manager);  a director of
                the investment advisory  subsidiaries of the
                Manager:     OFI     Institutional     Asset
                Management,   Inc.  and   Centennial   Asset
                Management   Corporation   (since   November
                2001),    HarbourView    Asset    Management
                Corporation  and  OFI  Private  Investments,
                Inc.  (since  July 2001);  President  (since
                November  1,  2001)  and a  director  (since
                July   2001)  of   Oppenheimer   Real  Asset
                Management,    Inc.;   a   director   (since
                November   2001)   of   Trinity   Investment
                Management Corp. and Tremont Advisers,  Inc.
                (Investment   advisory   affiliates  of  the
                Manager);  Executive Vice  President  (since
                February 1997) of Massachusetts  Mutual Life
                Insurance   Company  (the  Manager's  parent
                company);  a director  (since  June 1995) of
                DLB   Acquisition   Corporation  (a  holding
                company  that  owns the  shares  of David L.
                Babson &  Company,  Inc.);  formerly,  Chief
                Operating   Officer   (September   2000-June
                2001) of the Manager;  President and trustee
                (November  1999-November 2001) of MML Series
                Investment      Fund     and      MassMutual
                Institutional  Funds  (open-end   investment
                companies);     a    director     (September
                1999-August  2000)  of C.M.  Life  Insurance
                Company;  President, Chief Executive Officer
                and director  (September  1999-August  2000)
                of MML Bay State Life Insurance  Company;  a
                director  (June  1989-June  1998) of Emerald
                Isle  Bancorp and  Hibernia  Savings Bank (a
                wholly-owned   subsidiary  of  Emerald  Isle
                Bancorp).  Oversees  69  portfolios  in  the
                OppenheimerFunds complex.
-------------------------------------------------------------------------------------

     The address of the Officers in the chart below is as follows: Messrs.
Leavy, Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY 10018,
for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives, 6803
S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name, Position(s) Held   Principal Occupation(s) During Past 5 Years
with Fund, Length of
Service, Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Christopher  Leavy, Vice Senior Vice President (since September 2000) of the
President  and Portfolio Manager; prior to joining the Manager in September 2000,
Manager (since  November he was a portfolio manager of Morgan Stanley Dean Witter
2000)                    Investment Management (from 1997) prior to which he was a
Age: 30                  portfolio manager and equity analyst of Crestar Asset
                         Management (from 1995).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,         Senior Vice  President and Treasurer  (since March 1999) of
Treasurer, Principal     the Manager;  Treasurer  (since March 1999) of  HarbourView
Financial and            Asset Management Corporation,  Shareholder Services,  Inc.,
Accounting Officer       Oppenheimer Real Asset Management Corporation,  Shareholder
since 1999               Financial   Services,    Inc.,   Oppenheimer    Partnership
Age: 43                  Holdings, Inc., OFI Private Investments,  Inc. (since March
                         2000), OppenheimerFunds  International Ltd. and Oppenheimer
                         Millennium   Funds   plc   (since   May   2000)   and   OFI
                         Institutional Asset Management,  Inc. (since November 2000)
                         (offshore  fund  management  subsidiaries  of the Manager);
                         Treasurer and Chief  Financial  Officer (since May 2000) of
                         Oppenheimer  Trust Company (a trust  company  subsidiary of the  Manager);  Assistant  Treasurer  (since March 1999) of
                         Oppenheimer  Acquisition Corp. and OppenheimerFunds  Legacy
                         Program  (since April 2000);  formerly  Principal and Chief
                         Operating Officer (March  1995-March  1999),  Bankers Trust
                         Company-Mutual  Fund  Services  Division.  An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,         Assistant Vice President of the Manager  (since September
Assistant Treasurer      1998); formerly Manager/Fund Accounting (September
since 2002               1994-September 1998) of the Manager. An officer of 85
Age: 39                  portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                         Vice President/Fund  Accounting of the Manager (since March
Philip Vottiero,         2002; formerly Vice  President/Corporate  Accounting of the
Assistant Treasurer      Manager (July  1999-March 2002) prior to which he was Chief
since 2002               Financial Officer at Sovlink  Corporation  (April 1996-June
Age: 39                  1999). An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,          Senior Vice President  (since May 1985) and General Counsel
Secretary since 2001     (since  February 2002) of the Manager;  General Counsel and
Age: 54                  a  director  (since  November  2001)  of   OppenheimerFunds
                         Distributor,   Inc.;  Senior  Vice  President  and  General
                         Counsel  (since   November   2001)  of  HarbourView   Asset
                         Management  Corporation;  Vice  President  and  a  director
                         (since November 2000) of Oppenheimer  Partnership Holdings,
                         Inc.;   Senior  Vice  President,   General  Counsel  and  a
                         director  (since  November 2001) of  Shareholder  Services,
                         Inc.,  Shareholder  Financial  Services,  Inc., OFI Private
                         Investments,   Inc.,  Oppenheimer  Trust  Company  and  OFI
                         Institutional  Asset  Management,   Inc.;  General  Counsel
                         (since  November  2001)  of  Centennial   Asset  Management
                         Corporation;   a   director   (since   November   2001)  of
                         Oppenheimer   Real  Asset   Management,   Inc.;   Assistant
                         Secretary  and  a  director   (since   November   2001)  of
                         OppenheimerFunds  International Ltd.; Vice President (since
                         November   2001)  of   OppenheimerFunds   Legacy   Program;
                         Secretary (since November 2001) of Oppenheimer  Acquisition
                         Corp.;    formerly   Acting   General   Counsel   (November
                         2001-February  2002) and  Associate  General  Counsel  (May
                         1981-October 2001) of the Manager;  Assistant  Secretary of
                         Shareholder   Services,   Inc.  (May  1985-November  2001),
                         Shareholder    Financial    Services,     Inc.    (November
                         1989-November  2001);  OppenheimerFunds  International Ltd.
                         and    Oppenheimer    Millennium    Funds   plc    (October
                         1997-November  2001).  An officer of 85  portfolios  in the
                         OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,       Vice  President and Senior Counsel (since July 1999) of the
Assistant Secretary      Manager;    Vice    President    (since   June   1990)   of
since 2001               OppenheimerFunds   Distributor,    Inc.;   Director,   Vice
Age: 44                  President  and  Assistant  Secretary  (since  June 1999) of
                         Centennial  Asset  Management  Corporation;  Vice President
                         (since 1997) of Oppenheimer  Real Asset  Management,  Inc.;
                         formerly  Vice  President  and  Associate  Counsel  of  the
                         Manager (June 1990-July  1999). An officer of 85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,        Vice  President and Assistant  Counsel (since June 1998) of
Assistant Secretary      the    Manager;    Vice    President    (since   1999)   of
since 2001               OppenheimerFunds  Distributor,  Inc.;  Vice  President  and
Age: 36                  Assistant  Secretary (since 1999) of Shareholder  Services,
                         Inc.;   Assistant   Secretary   (since  December  2001)  of
                         OppenheimerFunds  Legacy Program and Shareholder  Financial
                         Services,  Inc.;  formerly  Assistant  Vice  President  and
                         Assistant  Counsel of the Manager (August  1997-June 1998);
                         Assistant  Counsel  of  the  Manager  (August   1994-August
                         1997). An officer of 85 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,     Vice President and Assistant Counsel of the Manager (since
Assistant Secretary      July 1998); formerly, an associate with Davis, Graham, &
since 2002               Stubbs LLP (January 1997-June 1998). An officer of 85
Age: 38                  portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,        Vice  President  and Senior  Counsel of the Manager  (since
Assistant Secretary      July  1999);   formerly  a  Vice  President  and  Associate
since 2001               Counsel  of the  Manager  (September  1995-July  1999).  An
Age: 45                  officer of 82 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|   Remuneration of Directors. The officers of the Fund and one of the Directors of the Fund (Mr. Murphy) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund with respect to the
Fund's fiscal year ended October 31, 2002. The compensation from all of the
Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.

----------------------------------------------------------------------------------
 Director Name and    Aggregate     Retirement     Estimated          Total
                                                                  Compensation
                                                     Annual         From All
                                                   Retirement      Oppenheimer
                                                 Benefits Paid   Funds For Which
                                     Benefits    at Retirement     Individual
    Other Fund                      Accrued as      from all        Serves As
    Position(s)      Compensation  Part of Fund  Board I Funds  Trustee/Director
  (as applicable)     from Fund1     Expenses     (33 Funds) 2     (33 Funds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Clayton K. Yeutter3     $6524          $711         $36,372          $71,792
Chairman  and
Proxy Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Galli          $960         $1,074        $55,6782        $202,8865
Study Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Phillip Griffiths       $4986          $256         $10,256          $54,889
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Leon Levy3              $1,577          $0          $133,352        $173,700
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin Lipstein       $1,363         $345         $115,270        $150,152
Study Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joel W. Motley7           $0            $0             $0              $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Elizabeth        B.      $960         $1,304        $57,086         $105,760
Moynihan
Study Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kenneth A. Randall       $881          $274         $74,471          $97,012
Audit Committee
Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward V. Regan          $871          $687         $46,313          $95,960
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Russell S.               $652          $761         $48,991          $71,792
Reynolds, Jr.
Proxy Committee
Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donald Spiro             $582          $315          $9,396          $64,080
----------------------------------------------------------------------------------
1.    Aggregate   compensation  from  the  Fund  includes  fees  and  deferred compensation, if any.
2.    Estimated  annual  retirement  benefits paid at retirement is based on a straight  life  payment  plan  election.  The  amount for Mr.  Galli  includes
   $24,989  for serving as a trustee or  director  of 10  Oppenheimer  funds that are not Board I Funds.
3.    Effective January 1, 2002,  Clayton Yeutter became Chairman of the Board of Trustees of the Board I Fund upon the retirement of Leon Levy.
4.    Aggregate  compensation  from  the Fund  includes  $163  deferred  under
   Deferred Compensation Plan described below.
5.    Includes  $97,126 for Mr. Galli for serving as trustee or director of 10
   Oppenheimer funds that are not Board I Funds.
6.    Aggregate  compensation  from  the Fund  includes  $498  deferred  under
   Deferred Compensation Plan described below.
7.    Appointed  to the  Board  on  October  10,  2002 and  therefore  did not receive any compensation.

|X|   Retirement Plan for Directors. The Fund and its parent corporation have adopted a retirement plan that provides for payments to retired Directors.
Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest
compensation was received. A Director must serve as director or trustee for any of the Board I Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service.

      |X|   Deferred Compensation Plan. The Board of Directors has adopted a
Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the
Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      |X|   Major Shareholders. As of December 12, 2002, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:
         RPSS TR  united  staffing  & assoc  Inc.,  401K  Plan,  Attn:  Robert
         Bilnoski,  1400  Woodloch  Forest Dr. Ste.  200,  The  Woodlands,  TX
         77380-1179  which  owned  13,433.600  Class N shares  (15.36%  of the
         Class N shares then outstanding).

         RPSS TR Gussco  Manufacturing  Inc., 401K Plan,  Attn:  Robert Sharp,
         5112 2nd Ave., Brooklyn,  NY 11232-4309,  which owned 6,988.616 Class
         N shares (7.99% of the Class N shares then outstanding).

         RPSS TR IRA FBO Donald  Sinclair,  1816 N. Fremont St.,  Chicago,  IL
         60614-5005,  which owned 5,470.319 Class N shares (6.25% of the Class
         N shares then outstanding).

         RPSS TR IRA FBO Garry J  Kroeger,  8104  Melody  Ln.,  Dickinson,  TX
         77539-7404,  which owned 5,349.914 Class N shares (6.11% of the Class
         N shares then outstanding).

         RPSS TR SEP IRA BRUCE E HARRISON PLUMBING FBO Bruce E Harrison,  1904
         Pleasant  Ridge Rd.,  Virginia  Beach,  VA  23457-1507,  which  owned
         5,139.495   Class  N  shares  (5.87%  of  the  Class  N  shares  then
         outstanding).

         IBT & CO, CUST  OPPENHEIMERFUNDS  CAP ACCUM PLAN, Attn:  MML037,  200
         Clarendon St. Fl 16, Boston,  MA 12116-5021,  which owned  73,017.771
         Class Y shares (99.92% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.
      |X|   Code of Ethics.  The Fund, the Manager and the Distributor have a
Code of Ethics.  It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.  The Code of
Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration statement on the SEC's EDGAR database at the
SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public Reference Section,
-------------------
Washington, D.C. 20549-0102.

|X|   The Investment Advisory Agreement.  The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the persons who are principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Equity Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.
The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.
The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the
Fund's parent corporation to use the name "Oppenheimer" as part of its name and the name of the Fund.

o     Accounting Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting Agreement. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The accounting service fees paid by the Fund to the
Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------
Fiscal Year        Management Fee Paid to       Accounting Services Fee Paid
Ended 10/31        OppenheimerFunds, Inc.         to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2000                 $2,235,663                        $15,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2001                 $1,612,092                        $15,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2002                 $1,481,518                        $15,000
-------------------------------------------------------------------------------

         |X|      Annual Approval of Investment Advisory Agreement. Each
year, the Board of Directors, including a majority of the Independent
Directors, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.  The
Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the Fund pays.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices;
o     Economies of scale that may be available to the Fund from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the
         Fund from its relationship with the Manager; and
o     The direct and indirect benefits the Manager received from its relationship with the Fund.  These included services provided by the
         Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities
         Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Fund.
The Board also considered that maintaining the financial viability of the
Manager is important so that the Manager will be able

to continue to provide quality services to the Fund and its shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Directors, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Fund's Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The
Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the
Manager may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the
Manager's portfolio managers. In certain instances, a portfolio manager may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

      Other funds advised by the Manager have investment policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors permits the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens the scope and supplements the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities

that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

 ------------------------------------------------------------------------------
 Fiscal Year Ended 10/31:     Total Brokerage Commissions Paid by the Fund1
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           2000                                $1,148,957
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           2001                                $2,329,407
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           2002                                $1,590,3212
 ------------------------------------------------------------------------------
1.    Amounts do not include spreads or commissions on principal  transactions on a net trade basis.
2.    In the fiscal year ended 10/31/02,  the amount of transactions  directed to brokers for research  services was  $177,759,262  and the amount of the commissions paid to broker-dealers for those services was $426,915.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the
Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Fund's three most recent fiscal years, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
10/31:    Class A Shares   Distributor1
-------------------------------------------
-------------------------------------------
  2000        $370,966        $174,293
-------------------------------------------
-------------------------------------------
  2001        $317,775        $140,878
-------------------------------------------
-------------------------------------------
  2002        $328,773        $140,953
-------------------------------------------
1.    Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

------------------------------------------------------------------------------
Fiscal    Concessions on   Concessions on   Concessions on   Concessions on
Year      Class A Shares   Class B Shares   Class C Shares   Class N Shares
Ended     Advanced by      Advanced by      Advanced by      Advanced by
10/31:    Distributor1     Distributor1     Distributor1     Distributor1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2000        $54,817          $372,763         $28,351            N/A
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2001        $46,553          $289,729         $26,187           $1182
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2002        $24,890          $321,368         $55,902          $13,817
------------------------------------------------------------------------------
1.    The  Distributor  advances  concession  payments  to dealers for certain sales of  Class A shares  and for  sales  of Class B,  Class C and  Class N shares from its own resources at the time of sale.
2.    The inception date of Class N shares was March 1, 2001.

------------------------------------------------------------------------------
Fiscal    Class A          Class B          Class C          Class N
          Contingent       Contingent       Contingent       Contingent
Year      Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
Ended     Charges          Charges          Charges          Charges
10/31     Retained by      Retained by      Retained by      Retained by
          Distributor      Distributor      Distributor      Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  2002         $5,940          $147,720          $2,050            $782
------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class
A shares and Distribution and Service Plans for Class B, Class C and Class N
shares under Rule 12b-1 of the Investment Company Act. Under those plans the
Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors3, cast in person at a meeting called for the purpose of voting on that plan.

      Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The
Manager may use its profits from the advisory fee it receives from the Fund.
In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its
Independent Directors specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund's parent corporation who are not
"interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the
Independent Directors.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset values of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

      |X|   Class A Service Plan Fees. Under the Class A service plan, the
Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the
Fund or the Distributor. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of
Class A shares. The Board has set the rate at that level. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of the special arrangement described below. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25%
of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

      With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the costs of distributing the shares sold under this arrangement. After the first year shares are outstanding, the Distributor makes service fee payments to
Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      For the fiscal year ended October 31, 2002 payments under the Class A
Plan totaled $405,280, of which $37 was retained by the Distributor under the arrangement described above, and included $119,416 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the
Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

|X|   Class B, Class C and Class N Service and Distribution Plan Fees. Under
each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each Plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance.  However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B, Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding, the
Distributor makes service fee payments quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If
Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares. In cases where the Distributor is the broker of record for Class B, Class C and Class N shares, i.e.
shareholders without the services of a broker directly invest in the Fund, the Distributor will retain the asset-based sales charge and service fee for
Class B, Class C and Class N shares.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.00% and the asset-based sales charge and service fees increases Class N expenses by 0.50% of the net assets per year of the respective class.

      The Distributor retains the asset-based sales charge on Class B and
Class N shares. The Distributor retains the asset-based sales charge on Class
C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or
Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The  asset-based  sales  charges  on Class B, Class C and Class N shares allow  investors to buy shares without a front-end sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the asset-based  sales charges to the Distributor for its services rendered in distributing  Class B, Class C and Class N shares.  The  payments  are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
o     may  finance  payment of sales  concessions  and/or  the  advance of the service fee  payment to  recipients  under the plans,  or may provide such  financing  from its own  resources or from the  resources of an affiliate,
o     employs personnel to support  distribution of Class B, Class C and Class
         N shares,
o     bears  the  costs  of sales  literature,  advertising  and  prospectuses
         (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B,
         Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o

      may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B, Class C and Class
N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 10/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total Payments   Amount          Distributor's    Distributor's
                                               Aggregate        Unreimbursed
                                               Unreimbursed     Expenses as %
                               Retained by     Expenses Under   of Net Assets
              Under Plan       Distributor     Plan             of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan      $562,278        $439,4481       $2,197,410         4.64%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan      $129,685        $34,0482         $374,036          2.78%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan       $2,521          $2,218          $20,528           1.71%
--------------------------------------------------------------------------------
1.    Includes  $18,642  paid  to an  affiliate  of the  Distributor's  parent company.
2.    Includes  $5,714  paid  to an  affiliate  of  the  Distributor's  parent company.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5567 or by visiting the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares
of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods
(or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using the
Fund's performance information as a basis for comparison with other investments:
o     Total returns measure the performance of a hypothetical account in the
Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year,
3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1.0% contingent deferred sales charge is deducted for returns for the one-year period. For Class N shares, the 1% contingent deferred sales charge is deducted for returns for the one year period.

Class N total returns may also be calculated for the periods prior to 3/1/01
(the inception date for Class N shares), based on the Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:
ERV    l/n - 1 Average Annual Total
---
               Return
  P

o     Average Annual Total Return (After Taxes on Distributions). The
"average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes
(calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below)
held for a number of years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
---
  P

o     Average Annual Total Return (After Taxes on Distributions and
Redemptions).  The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period.
It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
---
l/n              and Redemptions)
  P

o     Cumulative Total Return.  The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Cumulative total return is determined as follows:

 ERV - P   = Total Return
-----------
    P
o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value"
(without deducting sales charges) for Class A, Class B, Class C and Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 10/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of  Cumulative                   Average Annual Total Returns
          Total
          Returns (10
Shares    years
          or life of
          Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                1-Year            5-Year           10-Year
                                                (or life of      (or life of
                                                  class)            class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without After    Without  After    Without  After    Without
          Sales    Sales   Sales    Sales    Sales    Sales    Sales    Sales
          Charge   Charge  Charge   Charge   Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A1   113.08% 126.09%  -12.49%   -7.15%   -3.15%   -1.99%    7.86%   8.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B    32.49%2 32.49%2  -12.47%   -7.87%   -3.02%   -2.74%   4.05%2  4.05%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C    16.16%3 16.16%3   -8.77%   -7.85%   -2.73%   -2.73%   2.33%3  2.33%3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N   -18.57%4 -18.57%4  -8.33%   -7.41% -11.60%4 -11.60%4      N/A     N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y        N/A 13.21%5      N/A   -7.18%      N/A   -1.74%      N/A  2.13%5
--------------------------------------------------------------------------------
1. Inception of Class A:      9/16/85.
2. Inception of Class B:      10/2/95.
3. Inception of Class C:      5/1/96.
4. Inception of Class N:      3/1/01.
5. Inception of Class Y:      12/16/96.

--------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charges)
                     For the Periods Ended 10/31/02
--------------------------------------------------------------------------
--------------------------------------------------------------------------
                                 1-Year         5-Year        10-Year
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on Distributions    -12.51%         -4.83%         5.39%1
--------------------------------------------------------------------------
--------------------------------------------------------------------------
After Taxes on                   -7.60%         -2.71%         5.65%1
Distributions and
Redemption of Fund Shares
--------------------------------------------------------------------------
   1. Inception date of Class A: 9/16/85

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer
Agent at the addresses or telephone numbers shown on the cover of this
Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc.
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service.  Morningstar rates mutual funds in their specialized market sector.  The Fund is rated among the domestic stock funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history,
Morningstar calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5%
receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and
Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street
Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.
The performance of the Fund's classes of shares may be compared in publications to the performance
of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.
However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return.
Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least $500 before an
                     ---
Asset Builder Plan can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares.
Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days.  If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day.  The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales.  No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the
Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts
            (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other
            Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of
            Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer MidCap Fund
Oppenheimer Bond Fund                     Oppenheimer Multiple Strategies Fund
Oppenheimer California Municipal Fund     Oppenheimer Municipal Bond Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
                                          OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent.  Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period.  You can include purchases made up to 90 days before the date of the Letter.  Letters of
Intent do not consider Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and Class
B shares of the Fund (and other Oppenheimer funds) during a 13-month period
(the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of
Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional
Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.  If total eligible purchases during the
Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate.
That adjustment will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.  The excess concessions
returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype
401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of
Intent period will be deducted.  It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period.  All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary)
made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent.  For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge adjustment will apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is
not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the
Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class
            A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent
               deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset
Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to
November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of
Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the
Fund, your bank account will be debited automatically.  Normally the debit will be made two business days prior to the investment dates you selected on your application.  Neither the Distributor, the Transfer Agent nor the Fund
shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor.  Complete the application and return it.  You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent.  The Transfer Agent requires a reasonable period (approximately 10 days)

after receipt of your instructions to implement them.  The Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by
Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch.
If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.
OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan.  While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase orders for the
Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different shareholder privileges and features.  The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B,
Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class
A shares normally are sold subject to an initial sales charge. While Class B,
Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and
Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund.  A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

|X|   Class A Shares Subject to a Contingent Deferred Sales Charge. For
purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of
Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X|   Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the
            Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds
            (other than rollovers from an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of  Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the
Fund's assets and are not paid directly by shareholders.  However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses,
Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National Securities
      Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September.  This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs.  To sign up to access account documents electronically via eDocs Direct, please visit the Service Center on our website at www.oppenheimerfunds.com or call 1.888.470.0862 for instructions.
           ------------------------

Determination of Net Asset Value Per Share.  The net asset value per share of each class of shares of the Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday).  All references to time in this Statement of
Additional Information mean "Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New
Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on European and
Asian stock exchanges and over-the-counter markets normally is completed before the close of The Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of Directors has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on Nasdaq(R)
are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and
               "asked" prices on the valuation date or, if not,  at the
               closing "bid" price on the valuation date.
o     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the
               Board of Directors, or
(2)   at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of
Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and
"asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a
               remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the
"bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S.
dollars securities that are denominated in foreign currency.
      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Directors or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If the
Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire.  The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.  In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business.  No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege.  Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.
Reinvestment will be at the net asset value next computed after the Transfer
Agent receives the reinvestment order.  The shareholder must ask the Transfer
Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.  If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment.  Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the
Fund that were redeemed may not include the amount of the sales charge paid.
That would reduce the loss or increase the gain recognized from the redemption.  However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment
Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values
Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the account holds fewer than 100 shares. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares.  When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B,
Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans.  Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to
"Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the
Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents
(available from the Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.  Distributions from retirement plans are subject to withholding requirements under the Internal
Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed.  Unless the shareholder has provided the
Transfer Agent with a certified tax identification number, the Internal
Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld.  The Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.  The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.  Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the
Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of The Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares
(having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.  Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent.  Shares are normally redeemed pursuant to an Automatic
Withdrawal Plan three business days before the payment transmittal date you select in the
account application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested.
The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional
Class A share purchases while participating in an Automatic Withdrawal Plan.
Class B, Class C and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated
below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange
Plan. The minimum amount that may be exchanged to each other fund account is
$50. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to
Exchange Shares" in the Prospectus and below in this Statement of Additional
Information.

|X|   Automatic Withdrawal Plans.  Fund shares will be redeemed as necessary to meet withdrawal payments.  Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal
Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any
liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the
Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date.  Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder.
Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current
Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent.  The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form.  Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the
Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are

deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:
      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York           Oppenheimer Pennsylvania Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Limited Term Municipal Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Municipal Bond Fund         Limited Term New York Municipal
                                              Fund
      Oppenheimer New Jersey Municipal Fund   Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York          Oppenheimer International Small
      Municipals                             Company Fund
      Oppenheimer California Municipal Fund  Oppenheimer Limited Term Municipal
                                             Fund
      Oppenheimer Capital Income Fund        Oppenheimer Multiple Strategies Fund
      Oppenheimer Cash Reserves              Oppenheimer New Jersey Municipal Fund
      Oppenheimer Champion Income Fund       Oppenheimer Pennsylvania Municipal
                                             Fund
      Oppenheimer Convertible Securities     Oppenheimer Quest Capital Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Quest Global Value Fund,
      Fund                                   Inc.
      Oppenheimer Developing Markets Fund    Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Gold & Special Minerals    Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund  Limited Term New York Municipal Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k)
      plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of Oppenheimer Money Market
      Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash
      Reserves or Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase shares of
      Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer
      Capital Preservation Fund.
o

   Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund
      and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the
      Distributor of eligibility for this privilege at the time the shares of
      Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged
Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period
for that Class A contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal
Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans)
is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account.  The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

|X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy
(which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

|X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption
Date").  Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.  The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic
Withdrawal Plan, will be switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans
cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this
Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.  "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases.  The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B,
Class C and Class N shares are expected to be lower than dividends on Class A and Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund,
Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares.
The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the

Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of Additional
Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described below.
Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company.  The Fund has elected to be taxed as a regulated investment company under Subchapter M of the
Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the
Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.  Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under that test, at the close of each quarter of the
Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment

companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

|X|   Excise Tax on Regulated Investment Companies. Under the Internal
Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the
Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet this requirement, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

|X|   Taxation  of  Fund  Distributions.  The  Fund  anticipates  distributing substantially  all of its investment  company  taxable income for each taxable year. Those  distributions  will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders.  Long-term capital gains distributions are not eligible for the deduction.  The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the
Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less.  To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source.
The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares. Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must
be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29% for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification
                                            -------
number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

|X|   Tax Effects of Redemptions of Shares. If a shareholder  redeems all or a portion of his/her shares,  the  shareholder  will recognize a gain or loss on
       -
the redeemed shares in an amount equal to the difference  between the proceeds of the  redeemed  shares  and the  shareholder's  adjusted  tax  basis  in the shares.  All or a  portion  of any  loss  recognized  in  that  manner  may be disallowed  if the  shareholder  purchases  other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal
Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not
"effectively connected income") to foreign persons will be subject to a U.S.
tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any

tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the
Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of
30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S.
withholding taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.
To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.
Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor.  The Distributor also distributes shares of the other
Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is
a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates.  The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the
Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Value Fund:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Value Fund, including the statement of investments, as of October
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
November 21, 2002
STATEMENT OF INVESTMENTS October 31, 2002 Market Value Shares See Note 1 ==================================================== Common Stocks--92.7% ---------------------------------------------------- Consumer Discretionary--8.5% ---------------------------------------------------- Auto Components--0.7% Delphi Corp. 214,500 $ 1,492,920 ---------------------------------------------------- Leisure Equipment & Products--1.0% Mattel, Inc. 110,800 2,034,288 ---------------------------------------------------- Media--3.3% News Corp. Ltd. (The), Sponsored ADR, Preference 336,300 6,648,651 ---------------------------------------------------- Textiles & Apparel--3.5% Nike, Inc., Cl. B 151,000 7,125,690 ---------------------------------------------------- Consumer Staples--1.2% ---------------------------------------------------- Tobacco--1.2% Philip Morris Cos., Inc. 59,600 2,428,700 ---------------------------------------------------- Energy--6.7% ---------------------------------------------------- Energy Equipment & Services--0.5% Noble Corp. 1 30,800 995,456 ---------------------------------------------------- Oil & Gas--6.2% Ashland, Inc. 70,200 1,842,750 ---------------------------------------------------- BP plc, ADR 258,200 9,927,790 ChevronTexaco Corp. 14,000 946,820

12,717,360 ---------------------------------------------------- Financials--31.8% ---------------------------------------------------- Banks--7.6% Bank of America Corp. 163,600 11,419,280 ---------------------------------------------------- Wachovia Corp. 119,800 4,167,842

15,587,122 ---------------------------------------------------- Diversified Financials--14.3% Capital One Financial Corp. 71,000 2,163,370 ---------------------------------------------------- Citigroup, Inc. 39,966 1,476,744 ---------------------------------------------------- Franklin Resources, Inc. 176,100 5,809,539 ---------------------------------------------------- Freddie Mac 127,200 7,832,976 ---------------------------------------------------- Merrill Lynch & Co., Inc. 35,400 1,343,430 ---------------------------------------------------- SLM Corp. 102,600 10,541,124

29,167,183 ---------------------------------------------------- Insurance--9.9% Allstate Corp. 76,500 3,043,170 ---------------------------------------------------- American International Group, Inc. 175,200 10,958,760 Market Value Shares See Note 1 ---------------------------------------------------- Insurance Continued Hartford Financial Services Group, Inc. 36,200 $ 1,429,900 ---------------------------------------------------- Prudential Financial, Inc. 1 162,600 4,747,920 ---------------------------------------------------- Travelers Property Casualty Corp., Cl. A 1 3,368 44,963 ---------------------------------------------------- Travelers Property Casualty Corp., Cl. B 1 6,920 93,558

20,318,271 ---------------------------------------------------- Health Care--5.4% ---------------------------------------------------- Health Care Providers & Services--3.7% Aetna, Inc. 171,800 6,923,540 ---------------------------------------------------- Service Corp. International 1 224,200 706,230

7,629,770 ---------------------------------------------------- Pharmaceuticals--1.7% Pharmacia Corp. 62,600 2,691,800 ---------------------------------------------------- Schering-Plough Corp. 39,100 834,785

3,526,585 ---------------------------------------------------- Industrials--10.0% ---------------------------------------------------- Aerospace & Defense--8.0% Boeing Co. 310,500 9,237,375 ---------------------------------------------------- Lockheed Martin Corp. 124,400 7,202,760

16,440,135 ---------------------------------------------------- Industrial Conglomerates--1.7% Tyco International Ltd. 235,000 3,398,100 ---------------------------------------------------- Machinery--0.3% Navistar International Corp. 1 125,800 578,436 ---------------------------------------------------- Information Technology--11.6% ---------------------------------------------------- Communications Equipment--4.6% JDS Uniphase Corp. 1,2 1,458,800 3,283,759 ---------------------------------------------------- QUALCOMM, Inc 1 177,900 6,141,108

9,424,867 ---------------------------------------------------- Computers & Peripherals--3.9% Hewlett-Packard Co. 371,800 5,874,440 ---------------------------------------------------- Lexmark International, Inc., Cl. A 1 26,800 1,592,456 13 | OPPENHEIMER VALUE FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 ---------------------------------------------------- Computers & Peripherals Continued Pinnacle Systems, Inc. 1 40,600 $ 482,734

7,949,630 ---------------------------------------------------- Electronic Equipment & Instruments--3.1% Thermo Electron Corp. 1 343,700 6,320,643 ---------------------------------------------------- Materials--5.8% ---------------------------------------------------- Chemicals--0.9% FMC Corp. 1 53,700 1,642,683 ---------------------------------------------------- Monsanto Co. 13,357 220,791

1,863,474 ---------------------------------------------------- Metals & Mining--0.4% Alcoa, Inc. 42,000 926,520 ---------------------------------------------------- Paper & Forest Products--4.5% Sappi Ltd., Sponsored ADR 743,300 9,112,858 ---------------------------------------------------- Telecommunication Services--8.8% ---------------------------------------------------- Diversified Telecommunication Services--2.2% Verizon Communications, Inc. 121,600 4,591,616 ---------------------------------------------------- Wireless Telecommunication Services--6.6% AT&T Corp. 1,033,200 13,472,928 ---------------------------------------------------- Utilities--2.9% ---------------------------------------------------- Electric Utilities--2.9% Dominion Resources, Inc. 125,200 6,009,600

Total Common Stocks (Cost $186,306,877) 189,760,803 Principal Market Value Amount See Note 1 ==================================================== Short-Term Notes--2.1% Federal Home Loan Bank, 1.65%, 11/1/02 (Cost $4,200,000) $4,200,000 $ 4,200,000 ====================================================

Joint Repurchase Agreements--4.5% Undivided interest of 49.65% in joint repurchase agreement (Market Value $18,754,000) with Zion Bank/Capital Markets Group, 1.85%, dated 10/31/02, to be repurchased at $9,311,478 on 11/1/02, collateralized by U.S. Treasury Bonds, 2.125%, 10/31/04, with a value of $19,178,339 (Cost $9,311,000) 9,311,000 9,311,000

---------------------------------------------------- Total Investments, at Value (Cost $199,817,877) 99.3% 203,271,803 ---------------------------------------------------- Other Assets Net of Liabilities 0.7 1,355,812

Net Assets 100.0% $204,627,615 ===================== Footnotes to Statement of Investments 1. Non-income producing security. 2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  Contracts Expiration  Exercise   Premium Market Value
                            Subject to Call       Date     Price  Received   See Note 1
---------------------------------------------------------------------------------------

JDS Uniphase Corp.                       14    3/24/03     $2.50      $742         $700
See accompanying Notes to Financial Statements. 14 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2002

===================================================================================
Assets

Investments, at value (cost $199,817,877)--see accompanying statement $203,271,803
-----------------------------------------------------------------------------------
Cash                                                                        56,772
-----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                         5,466,226
Shares of capital stock sold                                               124,254
Interest and dividends                                                     115,849
Other                                                                        1,660
                                                                      -------------
Total assets                                                           209,036,564

===================================================================================
Liabilities
Options written, at value (premiums received $742)--see accompanying statement 700
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    3,976,112
Shares of capital stock redeemed                                           148,740
Shareholder reports                                                         87,054
Transfer and shareholder servicing agent fees                               69,827
Directors' compensation                                                     47,526
Distribution and service plan fees                                          41,070
Other                                                                       37,920
                                                                      -------------
Total liabilities                                                        4,408,949

===================================================================================
Net Assets                                                            $204,627,615
                                                                      =============

===================================================================================
Composition of Net Assets
Par value of shares of capital stock                                  $     13,895
-----------------------------------------------------------------------------------
Additional paid-in capital                                             245,650,297
-----------------------------------------------------------------------------------
Undistributed net investment income                                        177,268
-----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (44,667,813)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                               3,453,968
                                                                      -------------
Net Assets                                                            $204,627,615
                                                                      =============
15 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES Continued ================================================================================ Net Asset Value Per Share Class A Shares: Net asset value and redemption price per share (based on net assets of $141,562,779 and 9,576,254 shares of capital stock outstanding) $14.78 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $15.68 -------------------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,323,320 and 3,232,435 shares of capital stock outstanding) $14.64 --------------------------------------------------------------------------------

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,466,078 and 932,473 shares of capital stock outstanding) $14.44 --------------------------------------------------------------------------------

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,201,397 and 81,857 shares of capital stock outstanding) $14.68 --------------------------------------------------------------------------------

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $1,074,041 and 71,781 shares of capital stock outstanding) $14.96 See accompanying Notes to Financial Statements. 16 | OPPENHEIMER VALUE FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2002

===================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $21,725)               $  3,535,454
-----------------------------------------------------------------------------------
Interest                                                                   240,249
                                                                      -------------
Total investment income                                                  3,775,703

===================================================================================
Expenses
Management fees                                                          1,481,518
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    405,280
Class B                                                                    562,278
Class C                                                                    129,685
Class N                                                                      2,521
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    497,606
Class B                                                                    184,551
Class C                                                                     41,558
Class N                                                                      1,600
Class Y                                                                     29,516
-----------------------------------------------------------------------------------
Shareholder reports                                                         75,031
-----------------------------------------------------------------------------------
Accounting service fees                                                     15,000
-----------------------------------------------------------------------------------
Directors' compensation                                                     14,722
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  2,227
-----------------------------------------------------------------------------------
Other                                                                       15,310
                                                                      -------------
Total expenses                                                           3,458,403
Less reduction to custodian expenses                                          (485)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                                                (19,021)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                              (24,241)
                                                                      -------------
Net expenses                                                             3,414,656

===================================================================================
Net Investment Income                                                      361,047

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                  (28,016,793)
Closing and expiration of option contracts written                         875,186
                                                                      -------------
Net realized loss                                                      (27,141,607)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    10,745,185
                                                                      -------------
Net realized and unrealized loss                                       (16,396,422)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                  $(16,035,375)
                                                                      =============
See accompanying Notes to Financial Statements. 17 | OPPENHEIMER VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,                                          2002          2001
===================================================================================
Operations

Net investment income (loss)                            $    361,047  $    (91,479)
-----------------------------------------------------------------------------------
Net realized loss                                        (27,141,607)   (7,841,920)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)      10,745,185    (7,812,172)
                                                        ---------------------------
Net decrease in net assets resulting from operations     (16,035,375)  (15,745,571)

===================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (135,466)   (1,847,746)
Class B                                                           --       (87,334)
Class C                                                           --       (18,346)
Class N                                                          (43)           --
Class Y                                                       (3,575)           --

===================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                  (14,210,177)   (3,267,773)
Class B                                                   (6,150,602)   (2,239,487)
Class C                                                    4,299,663     1,787,816
Class N                                                    1,286,579        13,360
Class Y                                                      563,632       716,127

===================================================================================
Net Assets
Total decrease                                           (30,385,364)  (20,688,954)
-----------------------------------------------------------------------------------
Beginning of period                                      235,012,979   255,701,933
                                                        ---------------------------
End of period [including undistributed (overdistributed)
net investment income of $177,268 and $(44,695),
respectively]                                           $204,627,615  $235,012,979
                                                        ===========================
See accompanying Notes to Financial Statements. 18 | OPPENHEIMER VALUE FUND FINANCIAL highlights

Class A     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.93   $ 17.06   $ 20.69   $ 20.91   $ 23.31
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .07       .03       .16       .17       .16
Net realized and unrealized gain (loss)     (1.21)     (.98)     (.65)      .64       .32
                                          -------------------------------------------------
Total from investment operations            (1.14)     (.95)     (.49)      .81       .48
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.01)     (.18)     (.16)     (.17)     (.12)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.01)     (.18)    (3.14)    (1.03)    (2.88)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.78    $15.93    $17.06    $20.69    $20.91
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.15)%   (5.60)%   (2.60)%    3.60%     2.24%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands) $141,563  $166,285  $181,566  $392,483  $456,264
-------------------------------------------------------------------------------------------
Average net assets (in thousands)        $166,319  $181,631  $234,840  $448,884  $442,138
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        0.38%     0.19%     0.66%     0.68%     0.84%
Expenses                                     1.22%     1.26%     1.17%     1.02%     0.98% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 19 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued

Class B     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.89   $ 16.99   $ 20.58   $ 20.83   $ 23.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.10)     (.11)     (.05)     (.03)      .02
Net realized and unrealized gain (loss)     (1.15)     (.97)     (.56)      .66       .30
                                          -------------------------------------------------
Total from investment operations            (1.25)    (1.08)     (.61)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.02)       --      (.02)     (.05)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.02)    (2.98)     (.88)    (2.81)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.64    $15.89    $16.99    $20.58    $20.83
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.87)%   (6.34)%  (3.28)%    2.79%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $47,323   $57,584   $64,287  $102,736  $123,260
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $56,200   $65,115   $79,239  $123,616  $110,240
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.40)%   (0.57)%   (0.14)%   (0.08)%    0.08%
Expenses                                     2.01%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 20 | OPPENHEIMER VALUE FUND

Class C     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.67   $ 16.77   $ 20.35   $ 20.60   $ 23.07
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.01)     (.08)     (.04)     (.02)      .01
Net realized and unrealized gain (loss)     (1.22)     (.99)     (.56)      .65       .31
                                          -------------------------------------------------
Total from investment operations            (1.23)    (1.07)     (.60)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.03)       --      (.02)     (.03)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.03)    (2.98)     (.88)    (2.79)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.44    $15.67    $16.77    $20.35    $20.60
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.85)%   (6.38)%   (3.27)%    2.82%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $13,466   $10,494   $ 9,849   $14,582   $18,204
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $12,977   $11,088   $11,975   $17,746   $15,355
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.41)%   (0.56)%   (0.14)%   (0.07)%    0.06%
Expenses                                     2.00%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 21 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued Class N Year Ended October 31, 2002 2001 1 ================================================================================ Per Share Operating Data Net asset value, beginning of period $ 15.90 $ 18.08 --------------------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income (loss) .05 (.02) Net realized and unrealized loss (1.22) (2.16) -------------------- Total from investment operations (1.17) (2.18) --------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:

Dividends from net investment income (.05) -- Distributions from net realized gain -- -- -------------------- Total dividends and/or distributions to shareholders (.05) -- -------------------------------------------------------------------------------- Net asset value, end of period $14.68 $15.90 ==================== ================================================================================ Total Return, at Net Asset Value 2 (7.41)% (12.06)% ================================================================================ Ratios/Supplemental Data Net assets, end of period (in thousands) $1,201 $12 -------------------------------------------------------------------------------- Average net assets (in thousands) $ 508 $ 5 -------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income (loss) 0.00% (0.45)% Expenses 1.49% 1.61% -------------------------------------------------------------------------------- Portfolio turnover rate 150% 336% 1. For the period from March 1, 2001 (inception of offering) to October 31, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 22 | OPPENHEIMER VALUE FUND

Class Y     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 16.20   $ 17.07   $ 20.72   $ 20.97   $ 23.34
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                  .06 1     .10 1     .17 1     .22       .22
Net realized and unrealized gain (loss)     (1.21) 1   (.97) 1   (.63) 1    .64       .34
                                          -------------------------------------------------
Total from investment operations            (1.15)     (.87)     (.46)      .86       .56
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.09)       --      (.21)     (.25)     (.17)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.09)       --     (3.19)    (1.11)    (2.93)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.96    $16.20    $17.07    $20.72    $20.97
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 2          (7.18)%   (5.10)%   (2.42)%    3.81%     2.63%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $1,074      $638   $     1   $76,571  $136,729
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $  955      $155   $48,714   $95,765  $118,010
-------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                        0.33%     0.62%     1.06%     0.90%     1.19%
Expenses                                     3.77%     1.20%     0.97%     0.76%     0.62% 4
Expenses, net of voluntary waiver
of transfer agent fees and/or
reduction to custodian expenses              1.23%     0.83%     0.97%     0.76%     0.62%
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 23 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions. 24 | OPPENHEIMER VALUE FUND

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

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Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

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Directors’ Compensation. The Fund has adopted a nonfunded retirement plan for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2002, the Fund’s projected benefit obligations were increased by $5,725 and payments of $3,821 were made to retired directors, resulting in an accumulated liability of $46,599 as of October 31, 2002.

        The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

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Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

        During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

25 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows: Expiring

2008 $ 9,239,162 2009 5,386,519 2010 27,168,039

Total $41,793,720 =========== --------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

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Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

Year Ended Year Ended October 31, 2002 October 31, 2001 ------------------------------------------------------ Distributions paid from: Ordinary income $139,084 $1,953,426 Long-term capital gain -- -- Return of capital -- -- -------------------------- Total $139,084 $1,953,426 ==========================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income $ 177,268 Accumulated net realized loss (44,667,813) Net unrealized appreciation 3,453,968 ------------ Total $(41,036,577) ============ --------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. 26 | OPPENHEIMER VALUE FUND -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. ================================================================================ 2. Shares of Capital Stock

The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
Class A

Sold                         1,908,060  $ 31,560,410      2,495,305    $43,546,414
Dividends and/or
distributions reinvested         7,395       129,115        110,601      1,770,750
Redeemed                    (2,777,138)  (45,899,702)    (2,809,551)   (48,584,937)
                            -------------------------------------------------------
Net decrease                  (861,683) $(14,210,177)      (203,645)   $(3,267,773)
                            =======================================================

-----------------------------------------------------------------------------------
Class B
Sold                           849,996  $ 13,980,805      1,321,460    $23,155,557
Dividends and/or
distributions reinvested            --            --          5,009         80,552
Redeemed                    (1,241,241)  (20,131,407)    (1,487,290)   (25,475,596)
                            -------------------------------------------------------
Net decrease                  (391,245) $ (6,150,602)      (160,821)   $(2,239,487)
                            =======================================================

-----------------------------------------------------------------------------------
Class C
Sold                           508,463  $  8,150,546        535,330    $ 9,404,405
Dividends and/or
distributions reinvested            --            --          1,085         17,218
Redeemed                      (245,484)   (3,850,883)      (454,363)    (7,633,807)
                            -------------------------------------------------------
Net increase                   262,979  $  4,299,663         82,052    $ 1,787,816
                            =======================================================

-----------------------------------------------------------------------------------
Class N
Sold                            91,314  $  1,447,129            763    $    13,364
Dividends and/or
distributions reinvested             2            40             --             --
Redeemed                       (10,222)     (160,590)            --             (4)
                            -------------------------------------------------------
Net increase                    81,094  $  1,286,579            763    $    13,360
                            =======================================================

-----------------------------------------------------------------------------------
Class Y
Sold                            46,172  $    771,487         42,200    $   765,652
Dividends and/or
distributions reinvested           201         3,570             --             --
Redeemed                       (13,958)     (211,425)        (2,892)       (49,525)
                            -------------------------------------------------------
Net increase                    32,415  $    563,632         39,308    $   716,127
                            =======================================================
1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares. 27 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $334,479,987 and $333,369,595, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $202,691,968 was composed of:

Gross unrealized appreciation $ 16,413,941 Gross unrealized depreciation (15,834,106) ------------ Net unrealized appreciation $ 579,835 ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================ 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million. -------------------------------------------------------------------------------- Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

        Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund’s average daily net assets. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. 28 | OPPENHEIMER VALUE FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate         Class A    Concessions    Concessions    Concessions     Concessions
                  Front-End       Front-End     on Class A     on Class B     on Class C      on Class N
              Sales Charges   Sales Charges         Shares         Shares         Shares          Shares
                 on Class A     Retained by    Advanced by    Advanced by    Advanced by     Advanced by
 Year Ended          Shares     Distributor  Distributor 1  Distributor 1  Distributor 1   Distributor 1
---------------------------------------------------------------------------------------------------------

 October 31, 2002  $328,773        $140,953        $24,890       $321,368        $55,902         $13,817
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Retained by Retained by Retained by Retained by Year Ended Distributor Distributor Distributor Distributor ------------------------------------------------------------------------------ October 31, 2002 $5,940 $147,720 $2,050 $782 --------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $405,280, all of which were paid by the Distributor to recipients, and included $119,416 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class -------------------------------------------------------------------------------- Class B Plan $562,278 $439,448 $2,197,410 4.64% Class C Plan 129,685 34,048 374,036 2.78 Class N Plan 2,521 2,218 20,528 1.71 29 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities.

Realized gains and losses are reported in the Statement of Operations. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2002 was as follows:

Call Options ------------------------ Number of Amount of Contracts Premiums ------------------------------------------------------------------- Options outstanding as of October 31, 2001 2,600 $ 267,991 Options written 9,176 1,216,250 Options closed or expired (11,312) (1,373,347) Options exercised (450) (110,152) ------------------------ Options outstanding as of October 31, 2002 14 $ 742 ======================== ================================================================================ 6. Bank Borrowings

Effective November 13, 2001 the Fund no longer participated in an agreement with other Oppenheimer funds in an unsecured line of credit with a bank. The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%.

        The Fund had no borrowings outstanding during the year ended October 31, 2002.

30 | OPPENHEIMER VALUE FUND A-5 Appendix A RATINGS DEFINITIONS ------------------- Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations. Moody's Investors Service, Inc. ------------------------------------------------------------------------------ Long-Term (Taxable) Bond Ratings Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities. A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol. Short-Term Ratings - Taxable Debt These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations. Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime: Issuer does not fall within any Prime rating category. Standard & Poor's Rating Services ------------------------------------------------------------------------------ Long-Term Issue Credit Ratings AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, and C Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation, and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, these face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B: Bonds rated "B" are more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: Bonds rated "CC" are currently highly vulnerable to nonpayment. C: A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D: Bonds rated "D" are in default. Payments on the obligation are not being made on the date due even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks. Short-Term Issue Credit Ratings A-1: Obligation is rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the obligor's capacity to meet its financial obligation is extremely strong. A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3: Obligation exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B: Obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. C: Obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: Obligation is in payment default. Payments on the obligation have not been made on the due date even if the applicable grace period has not expired, unless Standard and Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Fitch, Inc. ------------------------------------------------------------------------------ International Long-Term Credit Ratings Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade: BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default. DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below). International Short-Term Credit Ratings F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. (i) B-1 Appendix B Industry Classification ----------------------- Aerospace & Defense Household Durables Air Freight & Couriers Household Products Airlines Industrial Conglomerates Auto Components Insurance Automobiles Internet & Catalog Retail Banks Internet Software & Services Beverages Information Technology Consulting & Services Biotechnology Leisure Equipment & Products Building Products Machinery Chemicals Marine Commercial Services & Supplies Media Communications Equipment Metals & Mining Computers & Peripherals Multiline Retail Construction & Engineering Multi-Utilities Construction Materials Office Electronics Containers & Packaging Oil & Gas Distributors Paper & Forest Products Diversified Financials Personal Products Diversified Telecommunication Pharmaceuticals Services Electric Utilities Real Estate Electrical Equipment Road & Rail Electronic Equipment & Instruments Semiconductor Equipment & Products Energy Equipment & Services Software Food & Drug Retailing Specialty Retail Food Products Textiles & Apparel Gas Utilities Tobacco Health Care Equipment & Supplies Trading Companies & Distributors Health Care Providers & Services Transportation Infrastructure Hotels Restaurants & Leisure Water Utilities Wireless Telecommunication Services C-11 Appendix C OppenheimerFunds Special Sales Charge Arrangements and Waivers -------------------------------------------------------------- In certain cases, the initial sales charge that applies to purchases of Class A shares4 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.5 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: 1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans6 4) Group Retirement Plans7 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases ------------------------------------------------------------------------------ Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."8 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or 2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). 2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. 3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). II. Waivers of Class A Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------------ A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. |_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). |_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. |_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. |_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. |_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. |_| A unit investment trust that has entered into an appropriate agreement with the Distributor. |_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. |-| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. |_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. |_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.9 5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries. 9) Separation from service.10 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. 11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. |_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. |_| For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. |_| For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds -------------------------------------------------------------------------------- The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. |_| The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. |_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. |_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. |_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds. |_| Distributions11 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. 2) To return excess contributions made to a participant's account. 3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.12 5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.13 9) On account of the participant's separation from service.14 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. 11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. 12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. 13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. 14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds ------------------------------------------------------------------------------ The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------------------------------------------------------- Initial Sales Initial Sales Charge Concession as Number of Eligible Charge as a % of as a % of Net Amount % of Offering Employees or Members Offering Price Invested Price -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- At least 10 but not 2.00% 2.04% 1.60% more than 49 -------------------------------------------------------------------------------- ------------------------------------------------------------------------------ For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. --------------------------------------------------------------------------- The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: 1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and 2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: 1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; 2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; 3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; 4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; 5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and 6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: 1) by the estate of a deceased shareholder; 2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; 4) as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; 6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; 7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; 8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or 9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund. VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. ------------------------------------------------------------------------------ Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund ------------------------------------------------------------------------------ Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, |_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, |_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, |_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and |_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. |X| Oppenheimer Value Fund Internet Website: www.oppenheimerfunds.com ------------------------ Investment Advisor OppenheimerFunds, Inc. 498 Seventh Avenue New York, New York 10018 Distributor OppenheimerFunds Distributor, Inc. 498 Seventh Avenue New York, New York 10018 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.CALL.OPP(225.5677) Custodian Bank Citibank, N.A. 111 Wall Street New York, New York 10005 Independent Auditors KPMG LLP 707 Seventeenth Street Denver, Colorado 80202 Legal Counsel Mayer, Brown, Rowe & Maw 1675 Broadway New York, New York 10019 1234 PX375.002.1202 (Revised 01.03) -------- 1 Currently, under the 1940 Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed). In addition, the Fund may borrow from affiliated funds as described above. A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. 2 Mr. Motley was elected as Trustee to the Board I Funds effective October 10, 2002. 3. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 4 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 5 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 6 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 7 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 8 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 9 This provision does not apply to IRAs. 10 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 11 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 12 This provision does not apply to IRAs. 13 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. 14 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
                      OPPENHEIMER SELECT MANAGERS
                  Supplement dated May 7, 2003 to the
                    Prospectus dated March 28, 2003

The Prospectus is changed as follows:

1.    The  following  paragraph  is  added  to the  end  of the  section captioned "How the Fund is Managed" on Page 55:

   At a recent  meeting,  the Board of Trustees of the Funds  determined
   (i)  that it is in the best  interest  of the  shareholders  of OSM -
   Mercury  Advisors S&P 500 Index Fund that the OSM - Mercury  Advisors
   S&P 500 Index Fund  reorganize  into  Oppenheimer  Main Street Fund(R),
   (ii) that it is in the best  interest  of the  shareholders  of OSM -
   Mercury  Advisors Focus Growth Fund that OSM - Mercury Advisors Focus
   Growth Fund reorganize into  Oppenheimer  Growth Fund,  (iii) that it is in the best interest of  shareholders  of OSM - QM Active Balanced
   Fund that OSM - QM Active Balanced Fund  reorganize into  Oppenheimer
   Multiple  Strategies  Fund,  (iv) that it is in the best  interest of shareholders  of OSM -  Jennison  Growth  Fund  that  OSM -  Jennison
   Growth Fund reorganize into  Oppenheimer  Growth Fund, (v) that it is in the best interest of the  shareholders  of OSM - Salomon  Brothers
   All Cap Fund  that OSM -  Salomon  Brothers  All Cap Fund  reorganize into Oppenheimer  Value Fund and (vi) that it is the best interest of shareholders of OSM - Gartmore  Millennium  Growth Fund II that OSM -
   Gartmore  Millennium  Growth  Fund  II  reorganize  into  Oppenheimer
   MidCap Fund. The Board unanimously  approved an agreement and plan of reorganization for each of the reorganizations  described above to be entered  into between each  Oppenheimer  Select  Manager fund and the
   respective  acquiring  fund  (the  "reorganization   plan")  and  the
   transactions  contemplated thereby (the "reorganization").  The Board further  determined that the  reorganizations  should be submitted to
   the  Funds'   shareholders   for  approval,   and  recommended   that
   shareholders approve the  reorganizations.  Shareholders of record as of a date to be  determined  by the Board will be entitled to vote on the  reorganization  and will receive the proxy statement  describing the  reorganizations.  The  date  for the  shareholder  meeting,  the record  date for such  meeting and such other  information  necessary for  shareholders  to make a decision on the proposed  merger will be set forth in the proxy statement.

2.    Subject to approval by the Funds' shareholders,  concurrently with the  reorganization of OSM - Mercury Advisors S&P 500 Index Fund into
   Oppenheimer  Main Street Fund(R),  OSM - Mercury  Advisors Focus Growth
   Fund into  Oppenheimer  Growth Fund,  OSM - QM Active  Balanced  Fund
   into  Oppenheimer  Multiple  Strategies  Fund, OSM - Jennison  Growth
   Fund into  Oppenheimer  Growth Fund,  OSM - Salomon  Brothers All Cap
   Fund  into  Oppenheimer  Value  Fund  and OSM -  Gartmore  Millennium
   Growth  Fund II into  Oppenheimer  MidCap  Fund,  Oppenheimer  Select
   Managers will no longer exist.

May 7, 2003                                                   PS0505.018

Oppenheimer
Select Managers

Prospectus dated March 28, 2003

Mercury Advisors S&P 500 Index Fund
Mercury Advisors Focus Growth Fund
QM Active Balanced Fund
Jennison Growth Fund
Salomon Brothers All Cap Fund
Gartmore Millennium Growth Fund II

As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved the Funds' securities nor has it
determined that this Prospectus is accurate or
complete. It is a criminal offense to represent
otherwise.

CONTENTS

            ABOUT THE FUNDS

            OSM - Mercury Advisors S&P 500 Index Fund
            OSM - Mercury Advisors Focus Growth Fund
            OSM - QM Active Balanced Fund
            OSM - Jennison Growth Fund
            OSM - Salomon Brothers All Cap Fund
            OSM - Gartmore Millennium Growth Fund II
            About the Funds' Investments
            How the Funds are Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Wire
            By Mail
            By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Master/Feeder Structure
            Financial Highlights

ABOUT THE FUNDS

Oppenheimer Select Managers -
Mercury Advisors S&P 500 Index Fund

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to match the performance of the
Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") as closely as possible before the deduction of Fund expenses.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund is a non-diversified mutual fund series of
Oppenheimer Select Managers (referred to in this Prospectus as the "Trust" or "OSM") that invests all of its assets in the Master S&P 500 Index Series of the Quantitative Master
Series Trust, a registered investment company (the "Master Fund") that has the same goals as the Fund. All investments will be made by the Master Fund. This structure is sometimes referred to as a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term "Fund"
refers to the Fund and/or the Master Fund, unless otherwise identified. For more information on the master/feeder structure, see "Master/Feeder Structure" on page 74.

      The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, the S&P 500. The Fund may invest in all 500 stocks in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in a strategically selected sample of the 500 stocks in the S&P 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred by purchasing all 500 stocks. Fund Asset Management L.P., doing business as Mercury Advisors, the investment adviser to the Master Fund (the "Adviser"), may also purchase stocks not included in the S&P 500 when it believes that it would be a cost effective way of approximating the S&P 500's performance to do so. If the Adviser uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500. The Fund may change the index it attempts to match if the Adviser believes a different index would better enable the Fund to match the performance of the market segment represented by the S&P 500 and, accordingly, the investment objective of the Fund may be changed without shareholder approval.

      The Fund may invest in illiquid securities, repurchase agreements, and may engage in securities lending. The Fund will also invest in short term money market instruments such as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies, or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements and commingled short-term liquidity funds. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to seek to maintain full exposure to the S&P 500. The Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead generally attempt to remain fully invested at all times.

      The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

How Does the Fund's Adviser Decide What Securities To Buy or Sell? The Adviser provides the day-to-day portfolio management of the Fund's assets. The Master Fund's portfolio manager is employed by the Adviser. The Adviser will not attempt to buy or sell securities based on its economic, financial or market analysis, but will instead employ a
"passive" investment approach. This means that the Adviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of Fund expenses. Except as otherwise provided in the
Prospectus, the Adviser will buy or sell securities only when it believes it is necessary to do so in order to match the performance of the S&P 500. The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed for investors who want to invest in the securities of large U.S. companies contained in the S&P 500 and are willing to accept the risk that the value of their investment may decline. The Fund does not seek current income and the income from its investments will likely be small. The Fund is not designed for investors needing current income or preservation of capital. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors, some of which are described below. The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

Selection Risk. The Fund is subject to selection risk, which is the risk that the Fund's investments, which may not fully mirror the index, may underperform the stock market or other funds with similar investment objectives and investment strategies. The Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Fund will generally not attempt  to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, the Fund has operating and other expenses while the S&P 500 does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the S&P 500 to some degree over time.

Risks of Investing in Stocks. Because the Fund invests primarily in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the
Fund's portfolio securities change. Prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may also behave differently from each other. Securities in the Fund's portfolio may not increase as much as the market as a whole. Some securities may not be actively traded, and therefore, may not be readily bought or sold. Although at times some of the Fund's investments may appreciate in value rapidly, investors should not expect that most of the Fund's investments will appreciate rapidly.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to the S&P 500 quickly. In general terms, a derivative investment is an investment contract whose value depends on
(or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

      The Fund may use derivatives for anticipatory hedging. Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to its underlying indices or market segments in the event the Fund receives cash inflows. Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be as effective as a hedge against price movements.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform. If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the
Fund's share prices.

Risks of Short Sales. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If the
Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its net assets in the securities of one issuer, such as the Master Fund. However, the Master Fund invests, under normal circumstances, at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the S&P 500.
Therefore, the portfolio investments of the Master Fund may be diversified.

HOW RISKY IS THE FUND OVERALL? The Master Fund focuses its investments on the stocks of large U.S. companies with the intent of replicating the S&P 500 before deduction of fees and expenses. The price of the Master Fund's shares can go up and down substantially. The
Master Fund does not use income-oriented investments to help cushion the Master Fund's total return from changes in stock prices. The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of economic changes that affect shares of the Master Fund. These changes can affect the value of the Fund's price per share. In the OppenheimerFunds spectrum, the
Fund is generally more aggressive than funds that invest in both stocks and bonds, but may be less volatile than mid-cap stock funds.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance
(particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes for a calendar quarter was 7.71%  (4thQtr'02) and the lowest return (not annualized)
before taxes for a calendar quarter was -17.30% (3rdQtr'02).

--------------------------------------------------------------------------------
                                                                   5 Years
Average Annual Total Returns                                     (or life of
for the periods ended December 31, 2002             1 Year     class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)                  -27.62%        -21.15%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,      -22.09%       -15.80%1
expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                  -27.56%        -20.91%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                  -24.54%        -19.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                   -24.10%        -17.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                  -23.06%        -18.29%
--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;  for Class B, the contingent  deferred sales  charge of 5% (1-year)  and 4% (life of class);  and for Class C and Class N, the 1%
contingent  deferred  sales  charge for the 1-year  period.  There is no sales  charge for
Class Y. The returns  measure the  performance of a  hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares.
The  performance  of the  Fund's  Class A shares  is  compared  to the S&P 500  Index,  an unmanaged  index of equity  securities.  The index  performance  includes  reinvestment of income but does not reflect  transaction costs,  expenses or taxes. The Fund's investments may vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays indirectly through its investment in the Master Fund for management of its assets.  The Fund pays a variety of expenses directly for administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share.  All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class A Class B  Class C  Class N  Class Y
                                     Shares   Shares   Shares   Shares   Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        5.75%    None     None     None     None
purchases (as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering                              None1    5%2      1%3      1%4      None
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------
                                  Class A  Class B  Class C  Class N   Class Y
                                   Shares   Shares   Shares   Shares    Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                    0.005%   0.005%   0.005%   0.005%    0.005%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service        0.24%    1.00%    1.00%    0.50%      N/A
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                     1.79%    1.78%    1.70%    1.66%     46.32%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Annual Operating Expenses    2.035%   2.785%   2.705%   2.165%   46.325%
---------------------------------------------------------------------------------
The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser. The Adviser has entered into a contractual arrangement with the Master Fund to provide that the management fee for the Master Fund, when combined with administrative fees of certain funds that invest in the Master Fund (other than this Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable. Absent that contractual arrangement, the management fee paid by the Master Fund to the Adviser would be 0.05%.
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, administration fees paid to OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master Fund. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for
Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses"
were 1.085% for Class A, 1.835% for Class  B, 1.805% for Class C, 1.295% for Class N and
0.835% for Class Y. Effective November 1, 2002, the limit on transfer agent fees for
Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual
Operating Expenses" as percentage of average daily net assets would have been .935%.
Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $770          $1,176       $1,608        $2,803
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $782          $1,164       $1,672        $2,7711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $374          $840         $1,432        $3,037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $320          $678         $1,162        $2,498
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $770          $1,176       $1,608        $2,803
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $282          $864         $1,472        $2,7711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $274          $840         $1,432        $3,037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $220          $678         $1,162        $2,498
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified aggressive growth mutual fund that invests all of its assets in the Master Focus Twenty Trust (the "Master
Fund"), a mutual fund that has the same goals as the Fund. All investments will be made by the Master Fund. This structure is sometimes referred to as a "master/feeder"
structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term "Fund" refers to the Fund and/or the
Master Fund, unless otherwise identified. For more information on the master/feeder structure, see "Master/Feeder Structure" on page 74.

      The Fund generally invests at least 65% of its total assets in equity securities.
Normally, the Fund will invest in the common stock of approximately 20 to 30 companies that Fund Asset Management L.P., doing business as Mercury Advisors, the investment adviser to the Master Fund (the "Adviser"), believes have earnings growth and capital appreciation potential (also known as "aggressive growth companies").  The Fund may invest in companies of any size but currently emphasizes common stocks of companies with large stock market capitalizations (greater than $5 billion).  To a lesser extent, the
Fund also may invest in preferred stock, convertible securities, warrants and rights to subscribe to common stock of those companies. The Fund may invest in excess of 35% of its total assets in cash or U.S. dollar denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing.  The Master Fund may lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The Fund may also invest in certain derivative securities.  Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the S&P 500 Index. The Fund may also make short sales of securities.

How Does the Adviser Decide What Securities To Buy or Sell? The Adviser provides the day-to-day portfolio management of the Fund's assets. The Adviser selects securities of companies that it believes have strong earnings growth and capital appreciation potential. The Adviser begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. The Adviser then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and bottom-up approach to investing, the Adviser evaluates the quality of each company's earnings and tries to determine whether the company can sustain or increase its current growth trend. The Adviser believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Adviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long term (at least 5 years).  Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for funds seeking long-term capital appreciation, and in particular for a non-diversified fund consisting of relatively few aggressive growth companies. The Fund is designed for investors who understand that the Fund's strategy of investing in relatively few companies and industries may subject the Fund to sector risk and increased volatility.  The Fund does not seek current income and is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having a similar objective.

      The risks described below can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the
Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

SELECTION RISK. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If Fund management's expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

SECTOR RISK. To the extent that the Fund concentrates its investments in a specific sector, there is the possibility that the investments within that sector will decline in price due to industry-specific market or economic developments.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to risk quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform. If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value them or sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the Fund's share prices.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer.  If the value of the Fund's investments goes down, you may lose money.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Master Fund generally does not use income-oriented investments to help cushion its total return from changes in stock prices. The Master Fund focuses its investments in a limited number of issuers. By concentrating in a smaller number of investments, the Master Fund's and the Fund's risk is increased because each investment has a greater effect on the Master Fund's and the
Fund's performance. The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of market and economic changes that affect the Master Fund. These changes can affect the value of the Fund's price per share.  Because of the Fund's volatile nature, when the markets or specific market sectors decline, the Fund may underperform the market averages.  The Fund is also subject to the risk that the stocks that Fund management selects will underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies.  In the OppenheimerFunds spectrum, the
Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices.  The table compares the average annual total returns of the Fund's performance (for its Class A shares) since the Fund's inception with those of the Standard & Poor's (S&P) 500 Barra Growth Index, a broad measure of market value. The Fund uses this index as its benchmark rather than the S&P
500 Index because the S&P 500 Barra Growth Index better reflects the Fund's growth investing style. The table also compares the Fund's performance to the NASDAQ Index.  The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may
be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes for a calendar quarter was 2.19%  (4thQtr'02) and the lowest return (not annualized)
before taxes for a calendar quarter was -20.56% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                        1 Year         5 Years
                                                                 (or life of
For the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -42.51%         -55.45%
     Return After Taxes on Distributions           -42.51%         -55.45%
     Return  After Taxes on  Distributions  and    -25.89%         -40.68%
Sale of Fund Shares
--------------------------------------------------------------------------------
S&P 500 Barra Growth Index (reflects no            -23.59%         -15.48%1
deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NASDAQ  Composite  Index (reflects no deduction    -31.53%         -22.91%2
for fees, expenses or taxes)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -42.50%         -55.32%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -40.08%         -54.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -39.62%         -49.92%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -39.06%         -53.91%
--------------------------------------------------------------------------------

1From 2/28/01.
2From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 4% (life of class); and for Class C and Class N the 1%
contingent deferred sales charge for the 1-year period. There is no sales charge for
Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.
The performance of the Fund's Class A shares is compared to the S&P Barra Growth Index and the NASDAQ Composite Index. The S&P 500 Barra Growth Index is a widely recognized, unmanaged index of common stock prices.  The NASDAQ Composite Index is an unmanaged broad-based index comprised of common stocks.  The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The
Fund will have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays indirectly through its investment in the Master Fund for management of its assets. The Fund pays a variety of expenses directly for administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See
"How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 0.60%    0.60%     0.60%     0.60%    0.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or Service     0.24%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  2.52%    2.56%     2.53%     2.68%    88.54%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating Expenses 3.36%    4.16%     4.13%     3.78%    89.14%
-------------------------------------------------------------------------------
The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser. Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, administration fees paid to OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master
Fund. The "Other Expenses" in the table are based on, among other things, the fees the
Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.34%
for Class A, 3.13% for Class B, 3.07% for Class C, 2.72% for Class N and 1.81% for Class
Y. Effective November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses"
as percentage of average daily net assets would have been 1.91%.  Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:1  1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $894          $1,549       $2,225        $4,014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $918          $1,564       $2,324        $4,0202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $515          $1,255       $2,110        $4,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $480          $1,155       $1,949        $4,019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,170        $5,981       $6,003        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $894          $1,549       $2,225        $4,014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $418          $1,264       $2,124        $4,0202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $415          $1,255       $2,110        $4,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $380          $1,155       $1,949        $4,019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,170        $5,981       $6,003        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Includes expenses of both the Fund and the Master Fund.
2. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - QM Active Balanced Fund

What is the Fund's Investment Objective? The Fund seeks income and long-term growth of capital.

What Does the Fund Mainly Invest In? To seek income and long-term growth of capital, the
Fund invests mainly in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on valuation opportunities and to maximize the Fund's total return. The Fund also invests in other equity securities, such as non-convertible preferred stocks and securities convertible into common stock.

      Under normal market conditions, the Fund invests:
o     40% to 75% of its total assets in equity securities, including common stocks and preferred stocks of issuers of every size - small, medium and large capitalization.
o     25% to 60% of its total assets in investment-grade debt securities.
o     0% to 35% of its total assets in money market instruments.

      The Fund can invest up to 35% of its total assets in foreign equity and debt securities. Up to 30% of the Fund's assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The portfolio manager also may use derivatives for hedging or to improve the Fund's returns.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained Prudential
Investment Management (the "Subadviser") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to search for securities of companies believed to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite Stock Price Index.

      The portfolio managers allocate the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The portfolio might hold stocks, bonds and money market instruments in different proportions at different times. While stocks and other equity securities are normally emphasized to seek growth of capital, the portfolio managers might buy bonds and other fixed-income securities, instead of stocks, when they think that:
      o  common stocks in general appear to be overvalued,
      o  debt securities offer meaningful capital growth opportunities relative to common stocks, or
      o  it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking growth of capital over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth of capital, the Fund may be appropriate for moderately aggressive investors. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, as described below.  There is also the risk that poor security selection by the portfolio manager will cause the Fund to underperform other funds having a similar objective.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally focuses its investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other. Because the Fund can buy both U.S. and foreign stocks it could be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies and can also buy securities of small and medium-capitalization companies, which may have more volatile stock prices than large companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 35% of its total assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the
U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

INTEREST RATE RISK. The values of debt securities, including U.S. government securities, are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

      The Fund can invest up to 20% of its total assets in high yield, lower grade debt obligations rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's
Investors Service, Inc. or the equivalent rating by another major rating service. These lower-rated obligations - also known as "junk bonds" - have a higher risk of default and tend to be less liquid and more volatile than higher-grade obligations. The Fund also may invest in obligations that are not rated, but that the Subadviser believes are of comparable quality to these obligations.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can  go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and normally are not the primary emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of broad-based market indices.  Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance
(particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes for a calendar quarter was 5.21%  (4thQtr'02) and the lowest return (not annualized)
before taxes for a calendar quarter was -11.11% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns             1 Year                 5 Years
for the  periods  ended  December                        (or life of class, if
31, 2002                                                         less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   A    Shares    (inception        -17.47%                -12.08%
2/16/01)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses or
taxes)                                   -22.09%               -15.80%1
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Bond Index
(reflects no deduction for fees,          9.84%                 8.76%1
expenses or taxes)
--------------------------------------------------------------------------------
Class   B    Shares    (inception        -17.46%                -11.93%
2/16/01)
--------------------------------------------------------------------------------
Class   C    Shares    (inception        -14.01%                -9.98%
2/16/01)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)        -13.49%                -8.46%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   Y    Shares    (inception        -12.32%                -9.09%
2/16/01)
--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;  for Class B, the contingent  deferred sales  charge of 5% (1-year)  and 4% (life of class);  and for Class C and Class N, the 1%
contingent  deferred  sales  charge for the 1-year  period.  There is no sales  charge for
Class Y. The returns  measure the  performance of a  hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares.
The  performance  of the Fund's  Class A shares is  compared  to the S&P 500 Index and the
Lehman Brothers  Government/Credit  Bond Index. The S&P 500 Index is an unmanaged index of equity  securities and the Lehman  Brothers  Government/Credit  Bond Index is an unmanaged index of  intermediate  and long-term  government  and  investment  grade  corporate  debt securities.  The indices performance includes  reinvestment of income but does not reflect transaction costs,  expenses or taxes. The Fund will have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges.  The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                   Class A  Class B  Class C  Class N  Class Y
                                   Shares   Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                    0.95%    0.95%    0.95%    0.95%    0.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service        0.01%    1.00%    1.00%    0.50%    N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                     0.55%    0.80%    0.72%    0.77%    87.08%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses    1.51%    2.75%    2.67%    2.22%    88.03%
--------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the
Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 1.41% for Class A, 2.64% for Class
B, 2.56% for Class C, 2.12% for Class N and 1.54% for Class Y. Effective November 1,
2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.64%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $720          $1,025       $1,351        $2,273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $778          $1,153       $1,654        $2,5051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $370          $829         $1,415        $3,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $325          $694         $1,190        $2,554
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,148        $6,170       $6,200        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $720          $1,025       $1,351        $2,273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $278          $853         $1,454        $2,5051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $270          $829         $1,415        $3,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $225          $694         $1,190        $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,148        $6,170       $6,200        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Jennison Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term growth of capital.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the portfolio managers believe have above-average growth prospects. These companies are generally considered medium to large capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, non-convertible preferred stocks and convertible securities.
The Fund may also invest in American Depository Receipts ("ADRs"), warrants and rights that can be exercised to obtain stock, and real estate investment trusts.

      The Fund can invest up to 20% of its total assets in foreign securities of both foreign governments and companies. The Fund can invest in investment-grade fixed-income securities, including mortgage-related securities, and U.S. government obligations but does not generally do so. The Fund also may engage in short sales and may use derivatives for hedging or to improve the Fund's returns.

How Do the Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained Jennison
Associates LLC (the "Subadviser" or "Jennison") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the
Subadviser. In selecting securities for the Fund, the Fund's portfolio managers look to invest in large companies experiencing some or all of the following:

o     above-average revenue and earnings per share growth
o     strong market position
o     improving profitability and distinctive attributes such as unique marketing ability
o     strong research and development
o     productive new product flow
o     financial strength

      Such companies generally trade at high prices relative to their current earnings.
The portfolio managers will consider selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed for investors seeking long-term growth of capital. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a growth fund focusing on stock investments. Since the
Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth of capital, the Fund may be appropriate for a portion of a retirement plan investment.
This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S.
companies, the value of the Fund's portfolio will be affected by changes in the U.S.
stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other. Because the Fund can buy
U.S. and foreign stocks and ADRs, it could be affected by changes in domestic and foreign stock markets.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Foreign Investing. The Fund can invest in foreign securities and in the securities of foreign issuers in the form of ADRs. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the
U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may
be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes for a calendar quarter was 2.76%  (4thQtr'02) and the lowest return (not annualized)
before taxes for a calendar quarter was -16.89% (2ndQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -34.79%         -26.54%
     Return After Taxes on Distributions           -34.79%         -26.54%
     Return  After Taxes on  Distributions  and    -21.19%         -20.62%
Sale of Fund Shares
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,     -22.09%        -15.80%1
expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -34.74%         -26.42%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -31.99%         -24.80%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -31.65%         -22.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -30.78%         -24.12%
--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;  for Class B, the contingent  deferred sales  charge of 5% (1-year)  and 4% (life of class);  and for Class C and Class N, the 1%
contingent  deferred  sales  charge for the 1-year  period.  There is no sales  charge for
Class Y. The returns  measure the  performance of a  hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares.
The  performance  of the  Fund's  Class A shares  is  compared  to the S&P 500  Index,  an unmanaged  index of equity  securities.  The index  performance  includes  reinvestment of income but does not reflect  transaction costs,  expenses or taxes. The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See
"How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                0.95%   0.95%  0.95%   0.95%  0.95%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service    0.05%   1.00%  1.00%   0.50%  N/A
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                 0.89%   1.13%  0.91%   1.11%  87.14%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating         1.89%   3.08%  2.86%   2.56%  88.09%
Expenses
----------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the
Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 1.39% for Class A, 2.51% for Class
B, 2.31% for Class C, 2.01% for Class N and 1.43% for Class Y. Effective November 1,
2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.53%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $756          $1,135       $1,538        $2,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $811          $1,251       $1,816        $2,8591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $389          $886         $1,509        $3,185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $359          $796         $1,360        $2,895
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,149        $6,167       $6,196        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $756          $1,135       $1,538        $2,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $311          $951         $1,616        $2,8591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $289          $886         $1,509        $3,185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $259          $796         $1,360        $2,895
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,149        $6,167       $6,196        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Salomon Brothers All Cap Fund

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified mutual fund that invests mainly in common stocks and common stock equivalents such as preferred stocks and securities convertible into common stocks, of companies Salomon Brothers Asset Management
Inc. (the "Subadviser") believes are undervalued in the marketplace. While the Subadviser selects an investment primarily for its capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Subadviser believes smaller companies offer more attractive value opportunities. The Fund may invest in non-dividend paying common stocks.

      The Fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-adviser. Debt securities rated below investment grade are normally referred to as "junk bonds". The Fund may invest without limit in convertible debt securities of any quality. The Fund may also invest up to 20% of its total assets in securities of foreign issuers.

How Do The Portfolio Managers Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained the Subadviser to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. The Subadviser employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, it uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the
Subadviser also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, the Subadviser looks for:
o     Low market valuations measured by the Subadviser's valuation models,
o     Positive changes in earnings prospects because of factors such as:
           New, improved or unique products and services
           New or rapidly expanding markets for the company's products
           New management
           Changes in the economic, financial, regulatory or political environment particularly affecting the company
           Effective research, product development and marketing
           A business strategy not yet recognized by the marketplace.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is The Fund Designed For? The Fund is designed for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S.
companies, the value of the Fund's portfolio will be affected by changes in the U.S.
stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values may  fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities. The Fund currently does not intend to invest more than 20% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the
U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Risks of Investing in Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. There is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. The Fund focuses investments in a limited number of issuers and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect those issuers. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may
be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes  for  a  calendar  quarter  was  11.84%  (4thQtr'02)  and  the  lowest  return  (not annualized) before taxes for a calendar quarter was -18.34% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -26.57%         -17.26%
     Return After Taxes on Distributions           -26.57%         -17.41%
     Return After Taxes on  Distributions  and     -16.18%         -13.63%
Sale of Fund Shares
--------------------------------------------------------------------------------
Russell 3000 Index (reflects no deduction for      -21.54%         -15.19%1
fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -26.50%         -17.11%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -23.52%         -15.32%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -23.07%         -14.45%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -21.59%         -14.25%
--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;  for Class B, the contingent  deferred sales  charge of 5% (1-year)  and 4% (life of class);  and for Class C and Class N, the 1%
contingent  deferred  sales  charge for the 1-year  period.  There is no sales  charge for
Class Y. The returns  measure the  performance of a  hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares.
The  performance  of the Fund's Class A shares is compared to the Russell  3000 Index,  an unmanaged index of  large-capitalization  U.S. companies.  The index performance  includes reinvestment  of income but does not reflect  transaction  costs,  expenses or taxes.  The
Fund will have investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See
"How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                1.10%   1.10%  1.10%   1.10%  1.10%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service    0.13%  1.00%  1.00%   0.50%  N/A
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                 0.62%   0.65%  0.62%   0.63%  86.49%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating         1.85%   2.75%  2.72%   2.23%  87.59%
Expenses
----------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund paid. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the
Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager.  With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 1.59% for Class A, 2.44% for Class
B, 2.41% for Class C, 1.98% for Class N and 1.12% for Class Y. Effective November 1,
2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.22%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $752          $1,123       $1,518        $2,619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $778          $1,153       $1,654        $2,6661
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $375          $844         $1,440        $3,051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $326          $697         $1,195        $2,565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,142        $6,193       $6,225        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $752          $1,123       $1,518        $2,619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $278          $853         $1,454        $2,6661
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $275          $844         $1,440        $3,051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $226          $697         $1,195        $2,565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,142        $6,193       $6,225        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Gartmore Millennium Growth Fund II

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes, with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

      The Fund has the ability to have up to 20% of its total assets in short positions.

How Does the Portfolio Manager Decide What Securities To Buy or Sell? The Fund's
investment adviser, OppenheimerFunds, Inc. (the "Manager") has retained Gartmore Mutual
Fund Capital Trust (the "Subadviser") to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily perform an assessment of companies focusing on the following characteristics.:

      o  Global capacity.
      o  Market leadership.
      o  Brand and reputation.
      o  Management capability regarding innovation, execution and acquisition.

      It generally will sell securities if the portfolio manager believes:
o     the price of the security is overvalued
o     the company's earnings are consistently lower than expected
o     more favorable opportunities are identified

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed primarily for investors seeking long-term capital appreciation. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund. The Fund does not seek current income and the income from its investments will likely be small. It is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio manager will cause the Fund to underperform other funds having similar objectives.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the
Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

Risks of Foreign Investing. The Fund can invest without limit in foreign securities. The
Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the
U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

HOW RISKY IS THE FUND OVERALL? The Fund focuses its investments on equity securities of growth companies for long-term capital appreciation, and in the short term, they can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. Foreign securities can be volatile, and the price of the Fund's shares can go up and down because of events affecting foreign markets or issuers. In the OppenheimerFunds spectrum, the Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

------------------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may
be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

    [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.
During the period  shown in the bar chart,  the  highest  return (not  annualized)  before taxes for a calendar quarter was 1.51%  (4thQtr'02) and the lowest return (not annualized)
before taxes for a calendar quarter was -16.71% (2ndQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                          -33.51%          -30.32%
     Return After Taxes on Distributions          -33.51%          -30.32%
     Return After Taxes on  Distributions  and    -20.41%          -23.42%
Sale of Fund Shares
--------------------------------------------------------------------------------
Russell MidCap Growth Index (reflects no          -27.41%         -20.08%1
deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                -33.63%          -30.19%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                -30.74%          -28.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                 -30.36%          -24.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                -29.37%          -27.94%
--------------------------------------------------------------------------------

1From 2/28/01.
The Fund's average annual total returns  include  applicable  sales charges:  for Class A, the current  maximum initial sales charge of 5.75%;  for Class B, the contingent  deferred sales  charge of 5% (1-year)  and 4% (life of class);  and for Class C and Class N, the 1%
contingent  deferred  sales  charge for the 1-year  period.  There is no sales  charge for
Class Y. The returns  measure the  performance of a  hypothetical  account and assume that all dividends and capital gains  distributions  have been reinvested in additional shares.
The  performance  of the Fund's  Class A shares is compared to the Russell  MidCap  Growth
Index,  an  unmanaged  index  which  measures  the  performance  of those  Russell  Midcap companies with higher  price-to-book ratios and higher forecasted growth values. The index performance  includes  reinvestment  of income  but does not  reflect  transaction  costs, expenses or taxes. The Fund will have investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November 30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See
"How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of
Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 1.20%    1.20%     1.20%     1.20%    1.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or Service     0.02%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  1.02%    1.46%     1.31%     1.44%    87.49%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating Expenses 2.24%    3.66%     3.51%     3.14%    88.69%
-------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include agent fees, custodial fees, and accounting and legal expenses that the Fund pays. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes.
"Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver,
"Total Annual Operating Expenses" were 1.73% for Class A, 2.77% for Class B, 2.79% for
Class C, 2.28% for Class N and 1.62% for Class Y.  Effective November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.72%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $789          $1,235       $1,706        $3,002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $868          $1,420       $2,092        $3,3111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $454          $1,077       $1,822        $3,783
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $417          $969         $1,645        $3,448
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,158        $6,136       $6,162        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $789          $1,235       $1,706        $3,002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $368          $1,120       $1,892        $3,3111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $354          $1,077       $1,822        $3,783
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $317          $969         $1,645        $3,448
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,158        $6,136       $6,162        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

About the Funds' Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES. The allocation of each Fund's (except the OSM -
Mercury Advisors S&P 500 Index Fund) portfolio among different investments will vary over time based on the portfolio manager's evaluation of economic and market trends. Each
Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

     The Adviser or the Subadvisers, as the case may be, may try to reduce risks for each
Fund (except the OSM - Mercury Advisors S&P 500 Index Fund) by carefully researching securities before they are purchased. Each Fund other than the OSM - Mercury Advisors
Focus Growth Fund, the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Salomon
Brothers All Cap Fund is a diversified fund and attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, each Fund does not concentrate 25% or more of its assets in investments in any one industry. However, in replicating the weighting of a particular industry in the S&P 500, the OSM - Mercury Advisors S&P 500 Index Fund may invest more than 25% of its total assets in securities of issuers in that industry.

     However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of each Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments. The OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison Growth
      Fund, OSM - Gartmore Millennium Growth Fund II and the OSM - Salomon Brothers All
      Cap Fund currently focus on more established U.S. companies. Growth companies, for example, may be developing new products or services, or they may be expanding into new markets for their products. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets.
      Therefore, they often do not tend to emphasize paying dividends and may not pay any dividends for some time. The portfolio managers for each of these Funds look for stocks of growth companies for each Fund's portfolio that they believe will increase in value over time.

      The OSM - Mercury Advisors Focus Growth Fund and  the OSM - Jennison Growth Fund do
      not limit their investments to issuers in a particular market capitalization range or ranges. However, the OSM - Mercury Advisors Focus Growth Fund currently emphasizes common stocks of large-cap issuers and the OSM - Jennison Growth Fund currently focuses on mid cap and large cap issuers. The OSM - QM Active Balanced
      Fund, the OSM - Salomon Brothers All Cap Fund, and the OSM - Gartmore Millennium
      Growth Fund II may invest in the common stocks of companies of every size, small, medium and large capitalization. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large cap issuers tend to be less volatile than the prices of midcap and small cap companies in the short term, but these companies may not afford the same growth opportunities as midcap and small cap companies.

Portfolio Turnover. A change in the securities held by each Fund is known as "portfolio turnover."  Each Fund, with the exception of the OSM - Mercury Advisors S&P 500
      Index Fund, may engage in short-term trading to try to achieve its objective. Each
      Fund other than the OSM - Mercury Advisors S&P 500 Index Fund might have a turnover rate in excess of 100% annually, which may be considered high. Portfolio turnover affects brokerage costs the Funds pay. Because the OSM - Mercury Advisors S&P 500
      Index Fund employs a passive investment approach, it is anticipated that its portfolio turnover and trading costs will be lower than "actively" managed funds.
      If a Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing non-retirement plan or non-IRA or non-education savings account shareholders' taxable distributions.

Cyclical Opportunities. Each Fund (other than the OSM - Mercury Advisors S&P 500 Index
      Fund) may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the respective Adviser or
      Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors may benefit and offer long-term growth opportunities. Other cyclical industries include insurance and forest products, for example. Those Funds focus on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

Debt Securities. The OSM - QM Active Balanced Fund, the OSM - Jennison Growth Fund and
      the OSM - Salomon Brothers All Cap Fund may invest in corporate bond obligations, as well as government obligations and mortgage-related securities. The weighted average maturity of the debt securities held by the OSM - QM Active Balanced Fund will normally be between three and thirty years. Debt securities are selected primarily for their income possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The Funds have no limit on the range of maturities of the debt securities they can buy.

      The Subadvisers for the OSM - QM Active Balanced Fund, the OSM - Jennison Growth
      Fund and the OSM - Salomon Brothers All Cap Fund do not rely solely on ratings by rating organizations in selecting debt securities, but also use their own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities those Funds buy may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the respective  Sub-Adviser.

      The investments in debt securities by the OSM - QM Active Balanced Fund and the OSM
      - Salomon Brothers All Cap Fund, including convertible securities, can be above or below investment grade in quality. "Investment-grade" securities are those rated in the four highest rating categories by Moody's Investors Service or other rating organizations, or, if unrated, assigned a comparable rating by the respective
      Sub-Adviser. A list of the ratings definitions of the principal ratings organizations is in Appendix A to the Statement of Additional Information.

      The OSM - Mercury Advisors Focus Growth Fund may invest in investment grade, non-convertible debt securities and U.S. Government securities of any maturity, although typically not to a significant degree.

      Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term debt securities.

CAN EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Trust's Board of Trustees
can change non-fundamental investment policies for each Fund without shareholder approval, although significant changes will be described in supplements to this
Prospectus. The OSM - Mercury Advisors S&P 500 Index Fund's non-fundamental policy of investing at least 80% of its net assets (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, the S&P 500 will not be changed by the Fund's Trustees without first providing shareholders 60 days written notice. Non-fundamental policies of the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund can be changed by the Board of Trustees of the
Trust or the Board of Trustees of the Master Funds without shareholder approval.
Fundamental policies are those that cannot be changed without the approval of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of
1940, as amended. With the exception of the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Gartmore Millennium Growth Fund II, each Fund's objective is a fundamental policy. The OSM - Mercury Advisors S&P 500 Index Fund's objective is a non-fundamental policy which may be changed at any time by the Board of Trustees of the Trust or the
Board of Trustees of the Master Fund without shareholder approval. The OSM - Gartmore
Millennium Growth Fund's objective is a non-fundamental policy which may be changed at any time by the Trust's Board of Trustees without shareholder approval. Other investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, each Fund can also use some or all of the investment techniques and strategies described below. A Fund might not always use all of the different types of techniques and investments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Forward Rolls. OSM - QM Active Balanced Fund may enter into "forward rolls" (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.
      It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase securities, or that the counterparty might default in its obligation.

Equity Securities. While the OSM - Mercury Advisors Focus Growth Fund, OSM - Jennison
      Growth Fund, OSM - Salomon Brothers All Cap Fund and the OSM - Gartmore Millennium
      Growth Fund II emphasize investments in common stocks, those Funds can also buy preferred stocks, warrants and securities convertible into common stock. The
      Adviser or Subadviser, as the case may be, considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating may have less impact on the investment decision than in the case of other debt securities. The OSM - QM Active Balanced Fund may also invest in non-convertible preferred stocks and convertible securities, warrants and rights.
      The OSM - Jennison Growth Fund can also invest in warrants and rights that can be exercised to obtain stock.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertible) or dividends
      (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls.
      Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock.

Warrants. A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The Fund has no obligation to exercise the warrant and buy the stock.

      A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock, however, the price of the warrant does not necessarily move with the price of the underlying stock.

Foreign Investing. The OSM - Jennison Growth Fund and the OSM - Salomon Brothers All Cap
      Fund each can invest up to 20% of its total assets in foreign securities including foreign equity securities of companies located in any country, including developed countries and emerging markets. The OSM - QM Active Balanced Fund may invest up to
      15% of its total assets in foreign equity securities and up to 20% of its total assets in debt securities of foreign issuers. The OSM - Gartmore Millennium Growth
      Fund II may invest without limit in foreign securities although it does not intend to invest more than 25% of its net assets in foreign securities. The OSM - Mercury
      Advisors Focus Growth Fund may invest without limit in the securities of foreign companies in the form of ADRs. In addition, the OSM - Mercury Advisors Focus Growth
      Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies. For purposes of these limits, the respective Advisers or Subadvisers do not consider ADR's and other similar receipts or shares to be foreign securities.

      While foreign securities may offer special investment opportunities, they also have special risks that can reduce a Fund's share prices and income. The change in value of foreign currency against the U.S. dollar will result in a change in the U.S.
      dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions a Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar.
      Foreign investing can result in higher transaction and operating costs for the Fund investing in them. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. The risks of investing in foreign securities are generally greater for investments in emerging markets.

Depository Receipts. The OSM - Mercury Advisors Focus Growth Fund, OSM - QM Active
      Balanced Fund and OSM - Jennison Growth Fund may invest in securities of foreign issuers in the form of Depository Receipts. Depository Receipts involve the same risks as investing directly in foreign securities. Those risks are discussed above under "Foreign Investing."  ADRs are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. EDRs evidence a similar ownership arrangement. The OSM - Mercury
      Advisors Focus Growth Fund may also invest in unsponsored Depository Receipts. The issuers of such unsponsored Depository Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities
      Act of 1933. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation is not a fundamental policy.
      Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The respective Adviser or Subadviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending. The Fund may lend securities with a value of up to 33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences.

Repurchase Agreements; Purchase and Sale Contracts. Each Fund may enter into certain types of repurchase agreements and each Fund other than OSM - Mercury Advisors S&P
      500 Index Fund may enter into purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price.
      This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Short Sales. The OSM - Gartmore Millennium Growth Fund II and the OSM - Mercury Advisors
      Focus Growth Fund may invest up to 20% and 5%, respectively, of their total assets in short positions. The OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
      Jennison Growth Fund may also invest in short positions.  The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

      The Fund's obligations to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed.  With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets.

      The Fund may also make short sales "against the box" without being subject to such limitations.  In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivative Investments.  Each Fund can invest in a number of different kinds of
      "derivative" investments. Options, futures contracts, structured notes such as indexed securities or inverse securities, CMOs and hedging instruments are
      "derivative instruments" the Funds can use. In addition to using derivatives for hedging, including anticipatory hedging for the OSM - Mercury Advisors Focus Growth
      Fund and OSM - Mercury Advisors S&P 500 Index Fund, a Fund might use other derivative investments because they offer the potential for increased income and principal value. The Funds are not required to use derivative investments in seeking their objective.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser or Subadviser expected it to perform. As a result of these risks a Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share prices could fall. Certain derivative investments held by a Fund may be illiquid.

      Certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) may be subject to leverage risk. This means a relatively small market movement may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging. Each Fund can buy and sell certain kinds of futures contracts, put and call options. In addition, the OSM - Mercury Advisors Focus Growth Fund, the OSM -
      Jennison Growth Fund, the OSM - QM Active Balanced Fund, the OSM - Salomon Brothers
      All Cap Fund and the OSM - Gartmore Millennium Growth Fund II may enter into forward contracts. The OSM - Mercury Advisors Focus Growth Fund and the OSM -
      Salomon Brothers All Cap Fund may invest in swaps. These are all referred to as
      "hedging instruments."  The Funds do not use hedging instruments for speculative purposes. Each Fund has limits on the extent of its use of hedging and the types of hedging instruments that it can use.

      Some of these strategies could be used to hedge a Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, could increase a Fund's exposure to the securities market. Forward contracts can be used to try to manage foreign currency risks on the OSM - Jennison Growth Fund's and OSM - Mercury Advisors Focus Growth Fund's foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the OSM - Jennison Growth Fund, the OSM - Gartmore Millennium
      Growth Fund II or the OSM - Mercury Advisors Focus Growth Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and has special tax effects on a Fund. If the
      Adviser or Sub-Adviser used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the respective Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the OSM - Mercury Advisors Focus Growth Fund, OSM - QM Active
      Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund, and
      the OSM - Gartmore Millennium Growth Fund II can invest up to 100% of their assets in temporary defensive investments that are inconsistent with the Funds' principal investment strategies and the OSM - Mercury Advisors Focus Growth Fund can invest up to 35% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, repurchase agreements, or purchase and sales contracts. They could include other investment grade debt securities. The
      Funds can also invest in such short-term securities for cash management purposes.
      To the extent a Fund invests in these securities, either defensively or for cash management purposes, the Fund's positions may be inconsistent with its principal investment strategies and the Fund might not achieve its investment objective.

How the Funds Are Managed

      OppenheimerFunds, Inc. supervises the investment program and handles the day-to-day administrative business of the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund,
OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II.
OppenheimerFunds, Inc. carries out its duties, subject to the policies established by the
Trust's Board of Trustees, under an investment advisory agreement that states
OppenheimerFunds, Inc.'s responsibilities. The agreement sets the fees each Fund pays to
OppenheimerFunds, Inc. and describes the expenses that each Fund is responsible to pay to conduct its business.

      OppenheimerFunds, Inc. also selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of those Funds of the Trust.
OppenheimerFunds, Inc. does not manage any of the Funds' portfolio assets.
OppenheimerFunds, Inc. also (i) monitors the compliance of the Adviser or Subadvisers with the investment objectives and related policies of each Fund, (ii) reviews the performance of the Sub-advisers and (iii) reports periodically on such performance to the
Trustees of the Trust.

      The Trust and OppenheimerFunds, Inc. have received an order from the Securities and
Exchange Commission to permit OppenheimerFunds, Inc. to appoint a Subadviser or change the terms of a Subadvisory Agreement for a subadvised Fund without first obtaining shareholder approval. That means the Trust will be able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

      OppenheimerFunds, Inc. has been an investment adviser since January 1960.
OppenheimerFunds, Inc. and its subsidiaries and controlled affiliates managed assets of more than $120 billion in assets as of December 31, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. OppenheimerFunds, Inc. is located at
498 Seventh Avenue, 10th Floor, New York, New York 10018.

      OppenheimerFunds, Inc. has entered into an Administration Agreement with the Trust on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund whereby OppenheimerFunds, Inc. will maintain certain books and records on behalf of those Funds and prepare certain reports. OppenheimerFunds, Inc. shall also be responsible for filing with the Securities and Exchange Commission and any state securities regulators certain disclosure documents. Under the Agreement, both Funds pay an Administration Fee to OppenheimerFunds, Inc. of 0.50% of the average annual net assets of each such Fund.

      Fund Asset Management, L.P., doing business as Mercury Advisors (the "Adviser"), has entered into a sub-administration agreement with OppenheimerFunds, Inc. Under that agreement, the Adviser maintains certain books and records and prepares certain reports on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund.

      OppenheimerFunds, Inc. has also entered into an investment advisory agreement similar to those described above, with the Trust on behalf of the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund. If the Board
determines that the assets of the OSM - Mercury Advisors S&P 500 Index Fund or the OSM -
Mercury Advisors Focus Growth Fund should not be invested exclusively in the applicable
Master Fund, or if either Fund's ability to invest in the applicable Master Fund is terminated, then OppenheimerFunds, Inc. will assume the role of adviser to those Funds under that investment advisory agreement. Under that agreement, the OSM - Mercury
Advisors S&P 500 Index Fund would pay to OppenheimerFunds, Inc. an advisory fee of 0.55%
on an annual basis and the OSM - Mercury Advisors Focus Growth Fund would pay an advisory fee of 1.10% on an annual basis. If OppenheimerFunds, Inc. assumes the role of adviser for OSM - Mercury Advisors Focus Growth Fund or OSM - Mercury Advisors S&P 500 Index
Fund, the administration and sub-administration arrangements with respect to the applicable Fund will be terminated since administrative services would be provided through the investment advisory agreements.

      The Adviser supervises the investment program and handles the day-to-day business of the Master S&P 500 Index Series of the Quantitative Master Series Trust and the Master
Focus Twenty Trust, the Master Funds in which the OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - Mercury Advisors Focus Growth Fund, respectively, invest. The Adviser carries out its duties, subject to the policies established by the Board of Trustees of the applicable Master Fund, under an investment advisory agreement with the Master Fund that states the Adviser's responsibilities. Such agreement sets the fees the Master Fund pays to the Adviser, and describes the expenses that the Master Fund is responsible to pay to conduct its business. The Adviser has entered into a contractual arrangement that provides that the management fee for the Master S&P 500 Index Series, when combined with administrative fees of certain funds that invest in the applicable Master Fund (excluding the OSM - Mercury Advisors S&P 500 Index Fund), will not exceed the annual rate of 0.005%
of the average daily net assets of the Master Fund. Absent such contractual arrangement, the management fee payable by the Master S&P 500 Index Series would be at the annual rate of 0.05%. The Master Focus Twenty Trust pays the Adviser a management fee at the annual rate of 0.60% of its average daily net assets. The fees and expenses which each Master
Fund pays, including the management fee it pays to the Adviser, are passed directly through to the relevant Fund in proportion to the number of shares of the Master Fund owned by that Fund.

      The Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Adviser and its advisory affiliates had approximately $439 billion in investment company and other portfolio assets under management as of February 2003.

      The OSM - Mercury Advisors S&P 500 Index Fund is managed by a team of investment professionals who are employed by Mercury Advisors.

      The portfolio manager for the OSM - Mercury Advisors Focus Growth Fund is Michael
S. Hahn. Mr. Hahn has been Portfolio Manager of the Master Fund and of OSM - Mercury
Advisors Focus Growth Fund since November 6, 2001 and has been a portfolio manager of
Merrill Lynch Investment Managers since 2000 and was Associate Portfolio Manager of
Merrill Lynch Investment Managers from 1999 to 2000. Mr. Hahn was a portfolio manager and analyst for the PBHG family of mutual funds from 1996 to 1999.

Advisory Fees. Under each Fund's investment advisory agreement (other than OSM - Mercury
      Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund), each
      Fund pays OppenheimerFunds, Inc. (the "Manager") an Advisory fee at an annual rate that declines on additional assets as the Fund grows. The advisory fees are as follows:

Fund                                Advisory Fee
----                                ------------

OSM - QM Active Balanced Fund       0.95% of the first $300 million of average
                                    annual net assets of the Fund and 0.90% of
                                    average annual net assets in excess of $300 million.

OSM - Jennison Growth Fund          0.95% of the first $300 million of average
                                    annual net assets of the Fund and 0.90% of
                                    average annual net assets in excess of $300 million.

OSM - Salomon Brothers All Cap Fund 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of
                                    average annual net assets in excess of $100 million.

OSM - Gartmore Millennium Growth    1.20% of the first $400 million of average
Fund II                             annual net assets of the Fund, 1.10% of the
                                    next $400 million, and 1.00% of average annual
                                    net assets in excess of $800 million.

The Subadvisers. The Manager has retained Jennison Associates LLC ("Jennison") as the
      Subadviser to provide the day-to-day portfolio management of the OSM - Jennison
      Growth Fund. Jennison is located at 466 Lexington Avenue, New York, NY 10017.
      Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding
      Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
      Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. As of December 31, 2002, Jennison had approximately $48 billion in assets under management. The Manager, not the Fund, pays Jennison an annual fee based on the Fund's average annual net assets.

      The OSM - Jennison Growth Fund's portfolio managers, Spiros "Sig" Segalas, Kathleen
      McCarragher and Michael Del Balso, are employed by Jennison and are the persons primarily responsible for the selection of the Fund's portfolio securities.

      Mr. Segalas has been in the investment business for over forty-two years and has managed equity portfolios for investment companies since 1990. Mr. Segalas is a founding member, Director, President and Chief Investment Officer of Jennison. Mr.
      Segalas received his B.A. from Princeton University.

      Ms. McCarragher is a Director and Executive Vice President of Jennison. Prior to
      joining Jennison in 1998 she was a Managing Director and Director of Large Cap
      Growth Equities at Weiss, Peck & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State
      Street Research & Management Company. She received her B.B.A. from the University of Wisconsin and her M.B.A. from Harvard University.

      Mr. Del Balso is a Director and Executive Vice President of Jennison, where he has been part of the investment team since 1972. He received his B.A. from Yale
      University and his M.B.A. from Columbia University.

      The Manager has retained Prudential Investment Management as the Subadviser to
      provide the day-to-day portfolio management of the OSM - QM Active Balanced Fund.
      Prudential Investment Management is located at Prudential Plaza, 751 Broad Street,
      Newark, NJ 07102. Prudential Investment Management has served as an investment adviser to investment companies since 1984, and as of December 31, 2002, had approximately $288 billion in assets under management. The Manager, not the Fund, pays Prudential Investment Management an annual fee based on the Fund's average annual net assets.

      The portfolio managers for the QM Active Balanced Fund are Michael Lenarcic and
      John Van Belle. They became the Fund's portfolio managers on February 8, 2002. They are employed by Prudential Investment Management and are the persons primarily responsible for the selection of the Fund's securities. Mr. Lenarcic and Mr. Van
      Belle are Managing Directors of Prudential Investments Quantitative Management, a
      unit of Prudential Investment Management. Mr. Lenarcic is a member of Prudential
      Investment Management's Balanced Portfolio Management Team. Mr. Van Belle is a
      member of Prudential Investments International Asset Allocation Team.

      The Manager has retained Salomon Brothers Asset Management Inc. ("Salomon
      Brothers") as the Subadviser to provide the day-to-day portfolio management of the
      OSM - Salomon Brothers All Cap Fund. Salomon Brothers is located at 399 Park
      Avenue, New York , New York 10022. It is a wholly-owned subsidiary of Salomon Smith
      Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup, Inc.
      Salomon Brothers has served as an investment adviser to investment companies since
      1987, and as of December 31, 2002, Salomon Brothers and its affiliates managed approximately $34.2 billion of assets. The Manager, not the Fund, pays Salomon
      Brothers an annual fee based on the Fund's average annual net assets.

      The Fund is team managed by Salomon Brothers. The team has an average of 26 years of investment experience..

      The Manager has retained Gartmore Mutual Fund Capital Trust ("GMFCT") as the
      Subadviser to provide the day-to-day portfolio management of the OSM - Gartmore
      Millennium Growth Fund II. GMFCT is located at 1200 River Road, Conshohocken, PA
      19428.

      GMFCT has served as an investment adviser to investment companies since 1999, and as of December 31, 2002, GMFCT and its affiliates and predecessors had approximately $30.3 billion in assets under management. The Manager, not the Fund, pays GMFCT an annual fee based on the Fund's average annual net assets.

      The Fund's portfolio managers, Aaron Harris (since inception) and Nick Ford (since
      October 1, 2001), are employed by GMFCT and are the persons primarily responsible for the selection of the OSM - Gartmore Millennium Growth Fund's portfolio securities. Mr. Harris joined GMFCT in April 2000. Prior to joining GMFCT, Mr.
      Harris was a portfolio manager, managing portions of several portfolios for
      Nicholas Applegate Capital Management. Mr. Harris manages funds similar to the OSM
      - Gartmore Millennium Growth Fund II and other global technology funds. Mr. Ford joined GMFCT in 1998, serving as an investment manager on the U.S. equity team.
      Prior to joining GMFCT, Mr. Ford served as the director of U.S. equities at
      Clerical Medical Investment Group in London. From 1995 to 1996, Mr. Ford was a U.S.
      equities fund manager for Sun Alliance Investment Management.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

HOW ARE SHARES PURCHASED?  Shares of the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - QM Active  Balanced  Fund are offered for sale only to retirement  plans.  Shares of the other Funds may be purchased by retirement  plans and  non-retirement  plan  investors alike.  A retirement  plan can buy shares several ways as described  below.  References in this Prospectus to "you" or "your" apply to the retirement plan sponsor,  or account owner in  the  case  of an IRA or  403(b)  account.  The  Funds'  Distributor,  OppenheimerFunds
Distributor,   Inc.,  may  appoint  certain  servicing  agents  to  accept  purchase  (and redemption)  orders.  The  Distributor,  in its sole  discretion,  may reject any purchase order for the Funds' shares.

      Participants in a qualified retirement plan (e.g., 401(k), profit-sharing plan or money purchase pension plan) should note that shares of the Funds are purchased on their behalf by the plan's administrator in accordance with the respective plan's provisions.
Plan participants should contact their Plan administrator to find out how to instruct the
Plan to buy shares of the Funds for their account. It is the responsibility of the Plan administrator or other Plan service provider to forward purchase instructions to the
Fund's Distributor. In the case of qualified plans, the following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor,
      Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares.
      However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for
      shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the
      Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of a Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder
      Application and the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan accounts that
      OppenheimerFunds offers, more fully described below under "Special Investor
      Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan (details are in the
      Statement of Additional Information), or government allotment plan, you can make subsequent investments (after making the initial investment of $500) for as little as $50. For any type of account established under one of these plans prior to
      November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from a
      Fund or other Oppenheimer funds (a list of them appears in the Statement of
      Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in
Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. Each Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the Exchange"), on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day").
      The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value each Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.
      Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of a Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by a Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager or the Adviser deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager or the Adviser, as applicable, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the
      Distributor or its designated agent must receive your order by the time the
      Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day
      (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? Each Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------------------------
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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
      Shares?" below.
------------------------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
------------------------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class N Shares?"
      below.
Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. Each Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes. Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest.
      For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than
      Class B and Class C shares.

   o  Investing for the Shorter Term. While each Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases
      Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of
      Class C shares from a single investor.

o     Investing  for the Longer  Term.  If you are  investing  less than  $100,000 for the longer-term,  for example for  retirement,  and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

Are There  Differences in Account  Features That Matter to You? Some account  features may not be available to Class B, Class C and Class N  shareholders.  Other  features may not be advisable  (because of the effect of the  contingent  deferred  sales charge)
      for Class B,  Class C and Class N  shareholders.  Therefore,  you  should  carefully review how you plan to use your  investment  account before  deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional
      Information. Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of each Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional
Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of each Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of
      Intent, as described in "Reduced Sales Charges" in the Statement of Additional
      Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001 ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of $1 million or more other than by grandfathered retirement accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption
      (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of
      Class A shares of any one or more Oppenheimer funds by retirement plans that have
      $10 million or more in plan assets and that have entered into a special agreement with the Distributor and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no
      contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table, a "year" is a 12-month  period.  In applying the  contingent  deferred sales charge,  all purchases are considered to have been made on the first regular  business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax implications, see "Class B Conversion" in the
      Statement of Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds.
The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans
(including IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and
403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants.
See "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of
Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any
      Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the
Distributor or Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the
Distributor for this purpose. They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office) and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares.
      It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.
      During the first year the shares are sold, the Distributor retains the service fee.
      After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares. Each Fund has
      adopted Distribution and Service Plans for Class B, Class C and Class N shares to pay the Distributor for its services and costs in distributing Class B, Class C and
      Class N shares and servicing accounts. Under the plans, each Fund pays the
      Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of
      0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the
      Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of
      Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The
      Distributor retains the Class B asset-based sales charge. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of
      Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The
      Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the
      Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of
      Class N shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The
      Distributor retains the asset-based sales charge on Class N shares. See the
      Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established.
To purchase shares in amounts up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling
      1.800.225.5677. You must have established AccountLink privileges to link your bank account with a Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another
      OppenheimerFunds account you have already established by calling the special
      PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the applicable Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may be handled this way.
Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about each Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration
------------------------
(and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the
Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional
Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of a
Fund, you have up to six months to reinvest all or part of the redemption proceeds in
Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class
Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of each Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. Each Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at
1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and a Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an
      OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at
      1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL  SHARES  THROUGH  your  DEALER?  The  Distributor  has made  arrangements  to repurchase Fund shares from dealers and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed in
Appendix C to the Statement of Additional Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A  contingent  deferred  sales  charge  will be based on the lesser of the net asset value of the redeemed  shares at the time of redemption or the original net asset value. A contingent deferred sales charge is not imposed on:
o     the amount of your account value  represented by an increase in net asset value over the initial purchase price,
o     shares purchased by the reinvestment of dividends or capital gains distributions, or
o     shares  redeemed  in  the  special  circumstances  described  in  Appendix  C to the
      Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of a
Fund for shares of other Oppenheimer funds. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the applicable Fund.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of each Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of each Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the
Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the
Statement of Additional Information or obtain one by calling a service representative at
1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the
      Transfer Agent receives the certificates with the request.
Telephone Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative  or by using  PhoneLink for  automated  exchanges by calling
      1.800.225.5677.  Telephone  exchanges  may be made only  between  accounts  that are registered  with the same name(s) and address.  Shares held under  certificates  may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
o     The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing."
      When large dollar amounts are involved, a Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares.
      These factors may hurt a Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
   o  Each Fund may amend, suspend or terminate the exchange privilege at any time. Each
      Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about each Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.
A $12 annual fee is assessed on any account valued at less than $500. The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the Statement of Additional Information, or visit the OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of
      Trustees at any time the Board believes it is in a Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. The Fund will provide you notice whenever it is required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The
      Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this
      Prospectus.
Dealers that perform account transactions for their clients by participating in
      NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and
      Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.
The Transfer Agent may delay processing any type of redemption payment as described under
      "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by each Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the
      Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from a Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish a Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal
      Revenue Service.
To avoid sending duplicate copies of materials to households, a Fund will mail only one copy of each prospectus, annual and semi-annual report and annual notice of a
      Fund's privacy policy to shareholders having the same last name and address on the
      Fund's records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the
      Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. Each Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A, and
Class Y shares will generally be higher than dividends for Class B shares, Class C shares and Class N shares, which normally have higher expenses than Class A shares and Class Y shares. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Each Fund may realize capital gains on the sale of portfolio securities.
If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that a Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions
      (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. For retirement plan participants using each Fund as an investment option under their plan, dividends and capital gain distributions from each Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their plan's Summary Plan Description, and/or speak to a professional tax adviser regarding the tax consequences of participating in the Plan and making withdrawals from their Plan account.

      If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in each Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.
Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by that Fund.

      Every year each Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information a Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before a Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because each Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by a Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This  information is only a summary of certain federal income tax information  about your  investment.  You  should  consult  with  your tax  advisor  about  the  effect of an investment in a Fund on your particular tax situation.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds which directly buy and manage their own portfolio securities, the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund seek to achieve their investment objectives by investing all of their assets in another registered investment company with the same goals as the Fund. All investments are made by the respective Master Fund. Investors in each Fund will acquire an indirect interest in the respective Master Fund.

      Other "feeder" funds may also invest in the Master Fund and all the feeder funds bear the Master Fund's expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Fund by feeder funds may offset each other and produce a lower net cash flow. Each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions.

      Each Fund may withdraw from its respective Master Fund at any time for any reason and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly. The OSM - Mercury Advisors S&P
500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund may change the Master
Fund in which it will invest if the Trustees believe such change would be in the best interests of Fund shareholders.

      Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Master Fund. Whenever the Master Fund holds a vote of its feeder funds, the feeder funds, including the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund, will pass the vote through to its own shareholders.

Financial Highlights

The Financial Highlights Table is presented to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single
Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Funds'
independent auditors, whose report, along with each Fund's financial statements, is included in the Statement of Additional Information, which is available on request.
FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%
1. For the period from March 1, 2001 (inception of offering) to November 30, 2001. 2. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. INFORMATION AND SERVICES For More Information on The Select Managers Funds The following additional information about each Fund is available without charge upon request: STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about each Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus). ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each Fund's investments and performance is available in each Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. How to Get More Information You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Funds' privacy policy and other information about each Fund or your account: By Telephone: Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (225.5677) By Mail: Write to: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270 On the Internet: You can send us a request by e-mail or read or download documents on the OppenheimerFunds website: www.oppenheimerfunds.com Information about each Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about each Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102. No one has been authorized to provide any information about the Funds or to make any representations about the Funds other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Funds, nor a solicitation of an offer to buy shares of the Funds, to any person in any state or other jurisdiction where it is unlawful to make such an offer. The Trust's SEC File No.: 811-10153 The Funds' shares are distributed by: PR0000.001.0303 (logo) OppenheimerFunds(R) Distributor, Inc. Printed on recycled paper.
Oppenheimer Select Managers
      Mercury Advisors S&P 500 Index Fund
      Mercury Advisors Focus Growth Fund
      QM Active Balanced Fund
      Jennison Growth Fund
      Salomon Brothers All Cap Fund
      Gartmore Millennium Growth Fund II

6803 South Tucson Way, Centennial, Colorado 80112
1.800.525.7048

Statement of Additional Information dated March 28, 2003

      This Statement of Additional Information is not a Prospectus.
This document contains additional information about the Funds and supplements information in the Prospectus dated March 28, 2003. It should be read together with the Prospectus. You can obtain the
Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the
Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Funds
Additional Information About the Funds' Investment Policies and Risks..
2
    The Funds' Investment Policies.....................................
2
    Other Investment Techniques and Strategies.........................
15
    Investment Restrictions............................................
34
How the Funds are Managed .............................................
42
    Organization and History...........................................
42
    Trustees and Officers of the Trust.................................
44
    The Manager........................................................
56
Brokerage Policies of the Funds........................................
64
Distribution and Service Plans.........................................
70
Performance of the Funds...............................................
75
About Your Account
How To Buy Shares......................................................
80
How To Sell Shares.....................................................
91
How To Exchange Shares.................................................
96
Dividends, Capital Gains and Taxes.....................................
99
Additional Information About the Funds.................................
104

Financial Information About the Funds
Independent Auditors' Reports and Financial Statements.................
106

Appendix A: Ratings Definitions........................................
A-1
Appendix B: Industry Classifications...................................
B-1
Appendix C: Special Sales Charge Arrangements and Waivers..............
C-1

                                  105
ABOUT  THE  FUNDS

Additional Information About the Funds' Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of each Fund are described in the Prospectus. This
Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that each
Fund's investment Adviser or subadviser can select for the Fund.
Additional information is also provided about the strategies that the
Fund may use to try to achieve its objective.

The Funds' Investment Policies

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund

      The Fund seeks to achieve its investment objective by investing all of its assets in the Master S&P 500 Index Series of the
Quantitative Master Series Trust (the "Master Fund") which has the same investment objective as the Fund. The Fund's investment experience and results will correspond directly to the investment experience of the
Master Fund in which it invests. Thus, all investments are made at the level of the Master Fund. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of
Additional Information, like the Prospectus, uses the term "Fund" to include the Fund and the Master Fund in which the Fund invests. The following is a description of the investment policies of the Fund.

      The Fund's investment objective is not a fundamental policy and may be changed by the Board of Trustees of the Fund with 60 days notice to shareholders but, without shareholder approval. The Trustees may also change the target index of the Fund if they consider that a different index would facilitate the management of the Fund in a manner which better enables the Fund to seek to mirror the total return of the market segment represented by the then existing target index.

      The investment objective of the Fund is to match the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P
500") as closely as possible before the deduction of Fund expenses.
There can be no assurance that the investment objective of the Fund will be achieved.

      In seeking to mirror the total return of the S&P 500, Fund Asset
Management, L.P., doing business as Mercury Advisors (the "Adviser")
generally will allocate the Master Fund's investments among common stocks in approximately the same weightings as the S&P 500. In addition, the Adviser may use options and futures contracts and other types of financial instruments relating to all or a portion of the S&P
500. At times the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole. The Fund may also engage in securities lending.

      The S&P 500 is composed of the common stocks of 500 large
capitalization companies from various industrial sectors, most of which are listed on the New York Stock Exchange (the "NYSE"). A company's stock market capitalization is the total market value of its outstanding shares. The S&P 500 represents a significant portion of the market value of all common stocks publicly traded in the United States.

About Indexing and Management of the Fund

      About Indexing. The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before the Fund's expenses (which can be expected to reduce the total return of a Fund), the total return of its respective index.

      Indexing and Managing the Fund. The Fund will be substantially invested in securities in the S&P 500, and will invest at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in equity securities or other financial instruments which are contained in or correlated with securities in the S&P 500.

      Because the Fund seeks to mirror the total return of the S&P 500, generally the Adviser will not attempt to judge the merits of any particular security as an investment but will seek only to mirror the total return of the securities in the S&P 500. However, the Adviser may omit or remove a security which is included in the S&P 500 from the
Fund's portfolio if, following objective criteria, the Adviser judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

      The Adviser may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon the S&P 500).
Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Fund or by the Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. The Adviser will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, the Adviser may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities' weightings in the S&P 500.

      The Fund's ability to mirror the total return of the S&P 500 may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes, changes in either the composition of the S&P 500 or the assets of the Fund, and the timing and amount of Fund investors' contributions and withdrawals, if any. In addition, the Fund's total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that the
Fund's total return over periods of one (1) year and longer will, on a gross basis and before taking into account expenses (incurred at either the Master Fund or the Fund level), be within ten (10) basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the S&P 500. There can be no assurance that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees of the Fund will consider alternative strategies for the Fund. Information regarding correlation of the
Fund's performance to that of the S&P 500 will be reflected in the
Fund's annual report.

Other Investment Policies, Practices and Risk Factors

      Cash Management. Generally, the Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Adviser, a portion of the
Fund's assets may be invested in certain types of instruments with remaining maturities of  three hundred ninety seven (397) days or less for liquidity purposes. Such instruments would consist of: (i)
obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions ("U.S. Government Securities");
(ii) other fixed-income securities rated Aa or higher by Moody's
Investors Service Inc. ("Moody's) or AA or higher by Standard & Poor's
Rating Service ("S&P") or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the
Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

      Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the
Adviser may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities'
weightings in the target index.

      Cash Flows; Expenses. The ability of the Fund to satisfy its investment objective depends to some extent on the Adviser's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund's investments). The Adviser will make investment changes to the Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the S&P 500.
Investors should also be aware that the investment performance of the
S&P 500 is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Finally, since the
Fund seeks to replicate the total return of the S&P 500, the Adviser generally will not attempt to judge the merits of any particular security as an investment.

Additional Information Concerning the Index

      S&P 500. "Standard & Poor's", "S&P", "S&P 500", "Standard &
Poor's 500", and "500" are trademarks of The McGraw-Hill Companies,
Inc. and have been licensed for use by the Fund. The OSM - Mercury
Advisors S&P 500 Index Fund and the Master Fund are not sponsored, endorsed, sold or promoted by S&P, a division of The McGraw-Hill
Companies, Inc. S&P makes no representation regarding the advisability of investing in the Fund. S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 to track general stock market performance. S&P's only relationship to the
Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund and the Master Fund or the owners of shares of the Fund and the Master Fund into consideration in determining, composing or calculating the S&P 500. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund and the Master Fund or the timing of the issuance of sale of shares of the Fund and the Master Fund or in the determination or calculation of the equation by which the Fund and the Master Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund and the Master Fund.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, the Master Fund, owners of shares of the Fund and the Master
Fund, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Portfolio Turnover

      Although the Fund will use a passive indexing approach to
investing, the Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Adviser considers whether to purchase or sell securities for the Fund only to the extent that the Adviser will consider the impact of transaction costs on the Fund's tracking error. Changes in the securities comprising the S&P 500, will tend to increase the Fund's portfolio turnover rate, as the Investment Adviser restructures the
Fund's holdings to reflect the changes in the S&P 500. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund's purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for the Fund investing in equity securities and other transaction costs which are borne directly by the Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates.

Oppenheimer Select Managers - Mercury Advisors S&P 500 Index Fund
Oppenheimer Select Managers - Mercury Advisors Focus Growth Fund
Oppenheimer Select Managers - QM Active Balanced Fund
Oppenheimer Select Managers - Jennison Growth Fund
Oppenheimer Select Managers - Salomon Brothers All Cap Fund
Oppenheimer Select Managers - Gartmore Millennium Growth Fund II

Policies. The composition of each Fund's portfolio and the techniques and strategies that the respective Subadviser (Adviser in the case of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund) may use in selecting portfolio securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goals. The Funds may use some of the special investment techniques and strategies at some times or not at all.

      |X| Cyclical Opportunities. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). The Fund's Adviser or the Subadvisers
might also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the
Adviser or Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors might benefit and offer long-term growth
opportunities. Other cyclical industries include insurance, for example. Each Fund focuses on seeking growth over the long term, but could seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

      |X| Investments in Equity Securities. (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). Each Fund focuses its investments in equity securities, all but the OSM - QM Active Balanced Fund focusing its investments in the equity securities of growth companies.
The equity securities each Fund may invest in include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. The OSM - Mercury Advisors Focus Growth Fund and the OSM
- Jennison Growth Fund will invest primarily in the common stocks of companies having a market capitalization that excess $1 billion. The
OSM - QM Active Balanced Fund, the OSM - Salomon Brothers All Cap Fund
and the OSM - Gartmore Millennium Growth Fund II may invest in the stocks of companies of every size - small, medium and large
capitalization. The Funds generally measure a company's market capitalization at the time of investment. However, a Fund is not required to sell securities of an issuer it holds if the issuer's capitalization exceeds the limits described above.

      Each Fund can also invest a portion of its assets in securities of issuers having a market capitalization different from the limits described above. At times, in the Adviser's or Subadviser's view, the market may favor or disfavor securities of issuers of a particular capitalization range. Therefore, although the Fund may normally invest its assets in equity securities of a certain market capitalization, the
Fund may change the proportion of its equity investments in securities of different capitalization ranges, based upon the Adviser's or
Subadviser's judgment of where the best market opportunities are to seek the Fund's objective.

      Growth companies might be providing new products or services that could enable them to capture a dominant or important market position.
They may have a special area of expertise or the capability to take advantage of changes in demographic factors in a more profitable way than larger, more established companies.

      Growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they do not tend to emphasize paying dividends, and may not pay any dividends for some time. They are selected for a Fund's portfolio because the Adviser or Subadviser for the particular Fund believes the price of the stock will increase over the long term.

            |_| Over-the-Counter Securities. (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). Growth companies may offer greater opportunities for capital appreciation than securities of large, more established companies. However, securities of small-cap and mid-cap companies also involve greater risks than securities of larger companies. Securities of small and medium capitalization issuers may trade on securities exchanges or in the over-the-counter market. The over-the-counter markets, both in the U.S. and abroad, may have less liquidity than securities exchanges. That lack of liquidity can affect the price a Fund is able to obtain when it wants to sell a security, because if there are fewer buyers and less demand for a particular security, the Fund might not be able to sell it at an acceptable price or might have to reduce the price in order to dispose of the security.

      In the U.S., the principal over-the-counter market is the NASDAQ
Stock Market, Inc., ("NASDAQ") which is regulated by the National
Association of Securities Dealers, Inc. It consists of an electronic quotation system for certain securities, and a security must have at least two (2) market makers to be included in NASDAQ. Other
over-the-counter markets exist in the U.S., as well as those abroad, wherever a dealer is willing to make a market in a particular security.

            |_| Convertible Securities. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). Convertible securities are debt securities that are convertible into an issuer's common stock.
Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation. Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent
circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible") or (ii) a combination of separate securities chosen by the Adviser or Subadviser, as the case may be, in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant
(a "Manufactured Convertible").

            The value of a convertible security is a function of its
"investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security:  it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

            While convertible securities are a form of debt security,
in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."
As a result, the rating assigned to the security has less impact on an
Adviser's or Subadviser's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Adviser or Subadvisers examine the following factors:
(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common
               stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted
               basis (considering the effect of conversion of the
               convertible securities), and
(3)   the extent to which the convertible security may be a defensive
               "equity substitute," providing the ability to
               participate in any appreciation in the price of the
               issuer's common stock.

            As indicated above, synthetic convertible securities may
include either Cash-Settled Convertibles or Manufactured Convertibles.
Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured
Convertibles are created by the Adviser or Subadviser, as the case may be, by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income
("fixed income component") or a right to acquire equity securities
("convertible component"). The fixed income component is achieved by investing in non-convertible fixed income securities, such as non-convertible bonds, preferred stocks and money market instruments.
The convertibility component is achieved by investing in call options, warrants, LEAPS, or other securities with equity conversion features
("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

            A Manufactured Convertible differs from traditional
convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

            More flexibility is possible in the creation of a
Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Adviser or Subadviser, as the case may be, may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Adviser or Subadviser, as the case may be, may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Adviser or
Subadviser, as the case may be, believes such a Manufactured
Convertible would better promote the Fund's objective than alternative investments. For example, the Adviser or Subadviser, as the case may be, may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund's credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer.
A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible.
For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

            The value of a Manufactured Convertible may respond
differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event the Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the
Manufactured Convertible would likely outperform a traditional convertible of similar maturity and which is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

      |_| Preferred Stock (All Funds except OSM - Mercury Advisors S&P
500 Index Fund). Preferred stock, unlike common stock, has a stated
dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.
Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

      |_| Credit Risk. (All Funds except OSM - Mercury Advisors S&P 500
Index Fund). Convertible securities and debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. If the issuer fails to pay interest, a Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. The Adviser or
Subadvisers may rely to some extent on credit ratings by nationally recognized ratings agencies in evaluating the credit risk of securities selected for a Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time. The OSM - QM Active Balanced Fund and the OSM - Salomon Brothers
All Cap Fund may invest in higher-yielding lower-grade debt securities
(that is, securities below investment grade), which have special risks.
Those are securities rated below the four highest rating categories of
S&P or Moody's or equivalent ratings of other rating agencies or ratings assigned to a security by the Adviser or Subadvisers. The QM
Active Balanced Fund can invest up to 20% of its total assets in lower-grade debt securities and the OSM - Salomon Brothers All Cap Fund can invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Subadviser.

      |_| Special Risks of Lower-Grade Securities. "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by other rating organizations. If they are unrated, and are determined by the Adviser or Subadviser to be of comparable quality to debt securities rated below investment grade, they are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

    Among the special credit risks of lower-grade securities is the greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for insolvency. An overall decline in values in the high yield bond market is also more likely during a period of general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of
Additional Information. To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

    While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative
characteristics.

      |_| Interest Rate Risks. In addition to credit risks, convertible debt securities in particular and debt securities in general are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of outstanding debt securities generally rise, and the bonds may sell for more than their face amount.
When interest rates rise, the values of outstanding debt securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Therefore, when the average maturity of a
Fund's debt securities is longer, its share price may fluctuate more when interest rates change.

      |_| Rights and Warrants. (All Funds except OSM - Mercury Advisors
S&P 500 Index Fund). Each Fund can invest in warrants or rights.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its
shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |_| Investments in Debt Securities. (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). The Funds may invest in a variety of domestic and foreign debt securities, including corporate bonds, debentures and other debt securities, and foreign and U.S. government securities including mortgage-related securities. The OSM - QM Active
Balanced Fund will invest in debt securities to seek investment income as part of its investment objectives. Each Fund might invest in them also to seek capital growth or for liquidity or defensive purposes.
Although the OSM - QM Active Balanced Fund will invest at least 25% of its total assets in investment grade debt securities, the Fund currently emphasizes investments in equity securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

      ? Mortgage-Related Securities (OSM - QM Active Balanced Fund, OSM
- Salomon Brothers All Cap Fund and OSM - Jennison Growth Fund only).
Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The OSM
- QM Active Balanced Fund, OSM - Salomon Brothers All Cap Fund and the
OSM - Jennison Growth Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages.
Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated
maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Funds' shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Funds paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      If interest rates rise rapidly, prepayments may occur at a slower rate than expected and the expected maturity of long-term or medium-term securities could lengthen as a result. That would cause their value and the prices of the Fund's shares to fluctuate more widely in response to changes in interest rates.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

      |_| Collateralized Mortgage Obligations. CMOs are multi-class
bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae,
         Fannie Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing
         Administration or guaranteed by the Department of Veterans'
         Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the
CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a
CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate.
Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |_| U.S. Government Securities (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or
federally-chartered corporate entities referred to as
"instrumentalities."  The obligations of U.S. government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United
States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United
States if the issuing agency or instrumentality does not meet its commitment. The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Adviser or Subadviser is satisfied that the credit risk with respect to such instrumentality is acceptable.

            |_| U.S. Treasury Obligations. These include Treasury bills
(which have maturities of one year or less when issued), Treasury notes
(which have maturities of from one to ten (10) years when issued), and
Treasury bonds (maturities of more than ten (10) years when issued).
Treasury securities are backed by the full faith and credit of the
United States as to timely payments of interest and repayments of principal. They also can include U.S. Treasury securities that have been "stripped" by a Federal Reserve Bank, and zero-coupon U.S.
Treasury securities.

            |_| Obligations Issued or Guaranteed by U.S. Government
Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage
Association pass-through mortgage certificates (called "Ginnie Maes").
Some are supported by the right of the issuer to borrow from the U.S.
Treasury under certain circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan
Mortgage Corporation obligations ("Freddie Macs").

            |_| U.S. Government Mortgage-Related Securities (All Funds
except OSM - Mercury Advisors S&P 500 Index Fund). The Funds can invest in a variety of mortgage-related securities that are issued by U.S.
government agencies or instrumentalities, some of which are described below. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, resulting in maturity extensions. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund.

      |_| Zero-Coupon U.S. Government Securities (All Funds except OSM
- Mercury Advisors S&P 500 Index Fund and OSM - Gartmore Millennium
Growth Fund II). The Funds may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual
appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.
When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of the
Fund's shares.

      |X| Money Market Instruments (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). The following is a brief description of the types of money market securities the Funds (other than the OSM -
Mercury Advisors S&P 500 Index Fund) can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities.
They may have fixed, variable or floating interest rates.

      |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

            |_| Bank Obligations. These include time deposits,
certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.

      The Funds can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Adviser or Subadviser, as the case may be, determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven (7)
days after demand.

?           |_| Commercial Paper. Each Fund can invest in commercial
paper if it is rated within the top two (2) rating categories of S&P and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by S&P or "Aa" by
Moody's.

      The Funds can buy commercial paper, including U.S.
dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

            |_| Variable Amount Master Demand Notes. Master demand
notes are corporate obligations that permit the investment of fluctuating amounts by each of the Funds except the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund at varying rates of interest under direct arrangements between the
Funds, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time.
Accordingly, the Funds' right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      Each of the Funds has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Adviser or Subadviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by each of the Funds in illiquid securities, described in the Prospectus.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which a Fund traded its portfolio securities during its last fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Fund's portfolio turnover rate will fluctuate from year to year. Each of the
Funds, except the OSM - Mercury Advisors S&P 500 Index Fund, may have a portfolio turnover rate of more than 100% annually.

      Increased portfolio turnover creates higher brokerage and
transaction costs for a Fund, which can reduce its overall performance.
Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since each Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the
Internal Revenue Code.

      The portfolio turnover of the Master Fund of OSM - Mercury
Advisors Focus Growth Fund increased to 275.69% for the fiscal year ended November 30, 2002, from 137.66% for the period ended November 30,
2001. The portfolio turnover was due in large part to the extraordinary volatility of the markets during the year.

Other Investment Techniques and Strategies. In seeking its objective, each Fund from time to time can use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X| Foreign Securities (All Funds except OSM - Mercury Advisors
S&P 500 Index Fund). Each Fund can invest in foreign securities.
"Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in foreign over-the-counter markets. Each Fund can purchase equity and debt securities (which may be denominated in
U.S. dollars or non-U.S. currencies) issued by foreign corporations, or that are issued or guaranteed by certain supranational entities
(described below), or foreign governments or their agencies or instrumentalities. These include securities issued by U.S. corporations denominated in non-U.S. currencies. In normal market conditions the
Funds do not expect to hold significant amounts of foreign debt securities.

      Securities of foreign issuers that are represented by American
Depository Receipts ("ADRs") or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of each Fund's investment allocations. That is because they are not subject to some of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each
Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

      The OSM - Mercury Advisors Focus Growth Fund and the OSM -
Jennison Growth Fund may invest in the securities of foreign issuers in the form of ADRs, European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.
EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets, and EDRs, which are issued in bearer form, are designed for use in European securities markets. The OSM - Mercury Advisors Focus Growth Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

      ADR facilities may be either "sponsored" or "un-sponsored."
While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or
participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer. Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored
ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications.

      |_| Risks of Foreign Investing.  Investments in foreign securities may offer special  opportunities  for investing but also present special additional  risks  and  considerations  not  typically  associated  with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation  in value of  foreign  investments  due to  changes in currency rates or currency  control  regulations  (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of  uniform  accounting,  auditing  and  financial  reporting standards in foreign  countries  comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility and less liquidity on foreign  markets than in the U.S.;
o     less governmental  regulation of foreign issuers,  stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio  transactions or loss of certificates for portfolio securities;
o     possibilities  in some  countries of  expropriation,  confiscatory
         taxation,   political,   financial  or  social  instability  or
         adverse diplomatic developments; and
o     unfavorable  differences  between  the U.S.  economy  and  foreign economies.

      In the past, U.S.  Government  policies have  discouraged  certain
investments  abroad  by  U.S.  investors,   through  taxation  or  other
restrictions,  and  it is  possible  that  such  restrictions  could  be re-imposed.

      |_| Special Risks of Emerging Markets. Emerging and developing
markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan.
There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

      |X| Passive Foreign Investment Companies. Each Fund other than
OSM - Mercury Advisors S&P 500 Index Fund may purchase the securities of certain foreign investment corporations called passive foreign investment companies ("PFICs"). Such entities have been the only or primary way to invest in certain countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds also may be PFICs.

      Each Fund is subject to certain percentage limitations under the
1940 Act relating to the purchase of securities of investment companies, and, consequently, the Funds may have to subject any of its investment in other investment companies, including PFICs, to the limitation that no more than 10% of the value of the Funds' total assets may be invested in such securities. In addition to bearing their proportionate share of a fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

      |X| Investing in Small, Unseasoned Companies (All Funds except
OSM - Mercury Advisors S&P 500 Index Fund). Each Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three (3) years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price a Fund might be able to obtain for them.
Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when a Fund is attempting to dispose of its holdings of that security.
In that case the Fund might receive a lower price for its holdings than might otherwise be obtained. These are more speculative securities and can increase the Funds' overall portfolio risks.

      |X| Real Estate Investment Trusts (All Funds). Each Fund may
invest in equity Real Estate Investment Trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or financing companies.
Equity REITs own real estate directly and the value of, and income earned by, the Fund depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code, and failing to maintain exemption from the 1940 Act. Because REITs normally pay on advisory fee and other expenses, a shareholder in these Funds may be subject to duplicative fees and expenses.

      |X| Firm Commitments and When-Issued Securities (All Funds). Each
Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an individual loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      |X| Repurchase Agreements and Purchase and Sale Contracts (All
Funds). Each Fund may invest in securities pursuant to repurchase agreements and each Fund other than the OSM - Mercury Advisors S&P 500
Index Fund may invest in purchase and sale contracts. Under a repurchase agreement or a purchase and sale contract, the seller agrees, upon entering into the contract with the Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the case of repurchase agreements, the price at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week.
Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price.
Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by
OppenheimerFunds, Inc. (the "Manager") (or in the case of OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth
Fund, credit requirements set by the Advisor) from time to time. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. While the substance of purchase and sale contracts is similar to repurchase agreements, because of the different treatment with respect to accrued interest and additional collateral, Fund management believes that purchase and sale contracts are not repurchase agreements as such term is understood in the banking and brokerage community. No Fund may invest more than 15% of its net assets in repurchase agreements or purchase and sale contracts maturing in more than seven (7) days together with all other illiquid investments.

      Pursuant to an Exemptive Order issued by the Securities and
Exchange Commission, the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities.
Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X| Illiquid and Restricted Securities (All Funds). Each Fund may
purchase illiquid or restricted securities. Under the policies and procedures established by the Funds' Board of Trustees (or, in the case of OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors
Focus Growth Fund, the Board of Trustees of the applicable Master
Fund), the Adviser or Subadviser determines the liquidity of certain of a Fund's investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, as amended (the "Securities Act") that Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by a Fund with the issuer at the time a
Fund buys the securities. When a Fund must arrange registration because a Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that a Fund could sell it. A Fund would bear the risks of any downward price fluctuation during that period.

      Each Fund can also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Funds' ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      Each Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions are not fundamental policies and do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act, if those securities have been determined to be liquid by the Adviser or Subadviser under
Board-approved guidelines (or, in the case of OSM - Mercury Advisors
S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund,
guidelines approved by the Board of Trustees of the applicable Master
Fund). Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular
Rule 144A security, each of a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven (7) days.

      |X| 144A Securities (All Funds). Each Fund may purchase
restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The
Board of Trustees (or, in the case of OSM - Mercury Advisors S&P 500
Index Fund and OSM - Mercury Advisors Focus Growth Fund, the Board of
Trustees of the applicable Master Fund) has determined to treat as liquid Rule 144A securities in accordance with the policies and procedures adopted by the relevant Fund's Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the Adviser or
Subadviser, as the case may be, the daily function of determining and monitoring liquidity of restricted securities. The relevant Board of
Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the relevant
Board of Trustees will carefully monitor investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

      |X| Loans of Portfolio Securities (All Funds). To raise cash for liquidity purposes, each Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Funds' Board of Trustees. These loans are limited to not more than
25% of the value of a Fund's total assets (33 1/3% for the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund). Each Fund except the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund, currently does not intend to engage in loans of securities, but if it does so, such loans will not likely exceed 5% of each of the Fund's total assets.

      There are some risks in connection with securities lending. A
Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. A Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which a
Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, a Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. A Fund may also pay reasonable finder's, lending agent, custodian and administrative fees in connection with these loans. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and must permit each Fund to reacquire loaned securities on five (5) days' notice or in time to vote on any important matter.

      The Master Fund(s) have received an exemptive order from the
Securities and Exchange Commission (the "Commission") permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith
Incorporated ("Merrill Lynch") or its affiliates, and to retain an affiliate of the Master Funds as lending agent. See "Brokerage Policies of the Funds," below.

      |X| Short Sales (OSM - Gartmore Millennium Growth Fund II, OSM -
Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus
Growth Fund). Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The price at the time of replacement may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) segregated on its books of liquid assets cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

      |X| Borrowing for Leverage (All Funds). Each Fund has the ability to borrow up to 33 1/3% of the value of its total assets from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage."  A Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of a Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of a Fund's assets fails to meet this 300% asset coverage requirement, a Fund will reduce its bank debt within three (3) days to meet the requirement. To do so, a Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, a
Fund's net asset value per share might fluctuate more than that of funds that do not borrow. Currently, each Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

      |X| Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Funds the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Funds to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory
requirements, including the provisions of the SEC order.

      o Interfund Borrowing. A Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms a Fund could otherwise negotiate with a third party. To assure that a Fund will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.
Examples of these safeguards include the following:
o     a Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan
           rates;
o     a Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and  a pre-established formula based on quotations from independent banks to approximate
           the lowest interest rate at which bank loans would be
           available to a Fund;
o     if a Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding interfund loan by segregating liquid assets of the Fund as collateral;
o     a Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by a Fund; and
o     the Trustees will be provided with a report of all interfund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, a Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that a Fund will not be
disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of these safeguards include the following:

o     a Fund will not lend money to affiliated funds unless the
               interest rate on such loan is determined under the terms
               of the exemptive order;
o     a Fund may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5%
               of a Fund's net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice;
               and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that a Fund's participation is
               appropriate and that the loan is consistent with its
               investment objectives and policies.

      When a Fund lends assets to another  affiliated  fund, the Fund is subject to the risk that the borrowing fund may fail to repay the loan.

Non-Diversification. The OSM - Salomon Brothers All Cap Fund, the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund are classified as "non-diversified" funds under the
1940 Act, which means that each such Fund is not limited by the 1940
Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Internal Revenue
Code in order to continue to qualify as a regulated investment company.
To the extent those Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, those Funds may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio.

      |X| Derivatives (All Funds). Each Fund can invest in a variety of derivative investments to seek income for liquidity needs or for bona fide hedging purposes, including anticipatory hedging. Some derivative investments a Fund can use are the hedging instruments described below in this Statement of Additional Information. However, each Fund except for the OSM - QM Active Balanced Fund and OSM - Salomon Brothers All
Cap Fund does not use, and does not currently contemplate using, derivatives or hedging instruments to a significant degree and each
Fund is not obligated to use them in seeking its objective.

      Some of the derivative investments a Fund can use include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser or Subadviser expected.

      |X| Investment in Other Investment Companies. Each Fund except
the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund can invest up to 10% of its total assets in shares of other investment companies. They can invest up to 5% of their total assets in any one investment company, but cannot own more than 3%
of the outstanding voting securities of that investment company. These limitations do not apply to shares acquired in a merger, consolidation, reorganization or acquisition. The OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - Mercury Advisors Focus Growth Fund are feeder funds that invest 100% of their assets in a corresponding Master Fund, which is a registered investment company. The Master Funds can also invest their assets in shares of investment companies when permitted by applicable law.

      Investment in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment
Company Act of 1940 (the "Investment Company Act"). Each Fund does not intend to invest in other investment companies unless the Adviser or
Subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder in an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, that Fund would bear its own management fees and other expenses.

      |X| Hedging (All Funds). Although each Fund does not anticipate the extensive use of hedging instruments, each Fund can use hedging instruments. They are not required to do so in seeking their goal. To attempt to protect against declines in the market value of a Fund's portfolio, to permit a Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, each Fund could:
      |_|   sell futures contracts,
      |_|   buy puts on such futures or on securities, or
      |_|   write covered calls on securities or futures. Covered calls can also be used to seek income, but the Adviser or Subadviser does not expect to engage extensively in that practice.

      A Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities.
In that case a Fund would normally seek to purchase the securities and then terminate that hedging position. A Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so a Fund could:
      |_|?buy futures, or
      |_|?buy calls on such futures or on securities.

      Each Fund's strategy of hedging with futures and options on futures will be incidental to each Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. A Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with each Fund's investment objective and are permissible under applicable regulations governing each Fund. Each Fund will utilize segregated accounts in connection with their purchase of hedging instruments in appropriate cases.

      |_|  Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)  broadly-based  stock  indices  (these are  referred to as
"stock  index   futures"),   (2)  an  individual  stock  ("single  stock
futures"),   (3)  other  broadly-based  securities  indices  (these  are referred to as  "financial  futures"),  (4) debt  securities  (these are referred to as  "interest  rate  futures")  and (5)  foreign  currencies
(these are referred to as "forward contracts").

      A  broadly-based  stock  index is used as the  basis  for  trading stock  index  futures.  They may in some  cases be  based on  stocks  of issuers in a particular  industry or group of industries.  A stock index assigns  relative  values to the common stocks included in the index and its  value  fluctuates  in  response  to the  changes  in  value  of the underlying  stocks.  A stock index cannot be purchased or sold directly.
Financial  futures are similar  contracts  based on the future  value of the  basket of  securities  that  comprise  the index.  These  contracts obligate  the seller to  deliver,  and the  purchaser  to take,  cash to settle  the  futures  transaction.  There  is no  delivery  made  of the underlying  securities  to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An interest  rate future  obligates the seller to deliver (and the purchaser to take) cash or a specified  type of debt  security to settle
the  futures  transaction.   Either  party  could  also  enter  into  an
offsetting  contract  to close  out the  position.  Similarly,  a single stock  future  obligates  the seller to deliver  (and the  purchaser  to take)  cash  or a  specified  equity  security  to  settle  the  futures transaction.  Either party could also enter into an offsetting  contract to  close  out  the  position.  Single  stock  futures  trade  on a very limited  number of  exchanges,  with  contracts  typically  not fungible among the exchanges.

      No payment is paid or received  by a Fund on the  purchase or sale of a future.  Upon entering into a futures  transaction,  a Fund will be
required  to  deposit  an  initial   margin  payment  with  the  futures
commission  merchant (the "futures  broker").  Initial  margin  payments will  be  deposited  with  the  Fund's  custodian  bank  in  an  account registered in the futures  broker's  name.  However,  the futures broker can gain access to that account only under specified conditions.  As the future is marked to market  (that is, its value on the  Fund's  books is changed)  to  reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to  expiration  of the future,  a Fund may elect to close out its position by taking an opposite position,  at which time a final  determination  of variation  margin is made and any  additional cash must be paid by or  released  to the Fund.  Any loss or gain on the future  is then  realized  by the Fund  for tax  purposes.  All  futures
transactions   (except  forward   contracts)  are  effected   through  a
clearinghouse  associated  with the exchange on which the  contracts are traded.

            |_| Put and Call Options. Each Fund can buy and sell
certain kinds of put options ("puts") and call options ("calls"). Each
Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on indices, securities, currencies, commodities and futures.

            |_| Writing Covered Call Options. Each Fund can write (that
is, sell) covered calls. If a Fund sells a call option, it must be covered, other than with respect to closing transactions. That means a
Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating liquid assets to enable a Fund to satisfy its obligations if the call is exercised.

      When a Fund writes a call, it receives cash (a premium). In the case of a call on a security, a Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The exercise price may differ from the market price of the underlying security. A Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

    When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

      With respect to the OSM - QM Active Balanced Fund, OSM - Jennison
Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II, the Custodian, or a securities depository acting for the Custodian, will act as the escrow agent for OSM - QM
Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II,
through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which each such Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when a Fund enters into a closing transaction.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a  "closing purchase transaction."
The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. A Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income.
If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      Each Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, a Fund must cover the call by segregating an equivalent dollar amount of liquid assets. A
Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future.
Because of this segregation requirement, in no circumstances would a
Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by each Fund's hedging policies.

            |_| Writing Put Options. Each Fund can sell put options. A
put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

      If a Fund sells a put option, it must be covered by segregated liquid assets, other than with respect to closing transactions. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price of the put. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a Fund writes a put that expires unexercised, a Fund realizes a gain in the amount of the premium less transaction costs. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying security. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through which the put was sold. That notice will require a Fund to exchange currency (for a put written on a currency) at the specified rate of exchange or to take delivery of the underlying security and pay the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before a Fund receives an exercise notice, a Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      Each Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will permit a Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. Each Fund can purchase calls
to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the
Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If a Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      Each Fund other than the OSM - Mercury Advisors S&P 500 Index
Fund can buy puts whether or not it holds the underlying investment in its portfolio. The Mercury S&P 500 Index Fund can buy put options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

      Buying a put on securities or futures a Fund owns enables that
Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment a Fund does not own permits that
Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to that Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

            |_| Buying and Selling Options on Foreign Currencies. Each
Fund except the OSM - Mercury Advisors S&P 500 Index Fund can buy and
sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities a Fund wants to acquire.

      If the Adviser or Subadviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser or Subadviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call a Fund writes on a foreign currency is "covered" if that
Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration identified on the books of the Fund) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which it owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying in the books of the Fund cash, U.S.
government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser or Subadviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause it to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments.
Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities.
The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in that Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities.
However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency
exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund uses them to "lock in" the
U.S. dollar price of a security denominated in a foreign currency that it has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. Each Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. Each
Fund may also use "cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date.
That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      A Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving  dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S.
dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge."  The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S.
dollar value of portfolio positions. This is called a "position hedge."  When a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency
approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      Each Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. A
Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction costs, a
Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, a
Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another
alternative, a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser or Subadviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is
extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, it might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a
Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into
U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

            ? Swap Transactions. Each Fund (other than the OSM -
Mercury Advisors S&P 500 Index Fund) can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. A Fund can enter into swaps only on securities that it owns. A Fund will not enter into swaps with respect to more than 25% of its total assets. Also, a Fund will segregate liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.
There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser or
Subadviser will monitor the creditworthiness of counterparties to a
Fund's interest rate swap transactions on an ongoing basis.

      Each Fund can enter into swap transactions with certain
counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      The OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Salomon Brothers All Cap Fund are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of securities or equity index. Swap agreements may also be used to obtain exposure to a security or market without owning or taking physical custody of securities. The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

      |_| Additional Risk Factors of OTC Transactions; Limitations on
the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such
instruments. The Fund will therefore acquire illiquid OTC instruments
(i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Adviser or Subadviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the
Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third party guaranty or other credit enhancement.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, a Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC").
In particular, a Fund is exempted from registration with the CFTC as a
"commodity pool operator" if it complies with the requirements of Rule
4.5 adopted by the CFTC. The Rule does not limit the percentage of a
Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, a
Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of its net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, a Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity
Exchange Act.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as a Fund (or an adviser that is an affiliate of a Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which a Fund may invest are treated as
"Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as
60% long-term and 40% short-term capital gains or losses under the
Code. However, foreign currency gains or losses arising from Section
1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a
Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.
These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company
distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may result in
"straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by a
Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities
         denominated in a foreign currency and the time the Fund
         actually collects such receivables or pays such liabilities,
         and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

      |X| Temporary Defensive and Interim Investments. When market
conditions are unstable, or the Adviser or Subadviser believes it is otherwise appropriate to reduce holdings in stocks, a Fund (except for the OSM - Mercury Advisors S&P 500 Index Fund) can invest in a variety of debt securities for defensive purposes. A Fund can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. A Fund can buy:
      |_|   high-quality, short-term money market instruments,
         including those issued by the U. S. Treasury or other
         government agencies,
|_|   commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies),
|_|   short-term debt obligations of corporate issuers,
      |_|   certificates of deposit and bankers' acceptances of
         domestic and foreign banks and savings and loan associations,
         and
      |_|   repurchase agreements and purchase and sale agreements.

      Short-term debt securities would normally be selected for
defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?"  Fundamental policies are
those policies that each Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a
"majority" vote is defined as the vote of the holders of the lesser of:
      |_|         67% or more of the shares present or represented by
         proxy at a shareholder meeting, if the holders of more than
         50% of the outstanding shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      The investment objectives of the OSM - Mercury  Advisors Focus
Growth Fund, OSM - Jennison Growth Fund, OSM - QM Active Balanced Fund
and the OSM - Salomon Brothers All Cap Fund are fundamental policies.
The investment objectives of the OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - Gartmore Millennium Growth Fund II are
non-fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies without shareholder approval. The Board of
Trustees of the Master Funds in which the OSM - Mercury Advisors S&P
500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund invest can change non-fundamental policies of the respective Master Fund without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the
Prospectus or this Statement of Additional Information, as appropriate.
Each Fund's most significant investment policies are described in the
Prospectus.

      |X| Do the Funds Have Additional Fundamental Policies?

      OSM - Mercury Advisors S&P 500 Index Fund - The following
investment restrictions are fundamental policies of OSM - Mercury
Advisors S&P 500 Index Fund. Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

1.    Make any investment inconsistent with the Fund's classification as a non-diversified company under the Investment Company Act.

2.    Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry
         (excluding the U.S. Government and its agencies and
         instrumentalities); provided, that in replicating the
         weighting of a particular industry in its target index, the
         Fund may invest more than 25% of its total assets in
         securities of issuers in that industry when the assets of
         companies included in the target index that are in the
         industry represent more than 25% of the total assets of all companies included in the index.

3.    Make investments for the purpose of exercising control or
         management.

4.    Purchase or sell real estate, except that, to the extent
         permitted by law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

5.    Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and
         investment in government obligations, commercial paper,
         pass-through instruments, certificates of deposit, bankers'
         acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities,
         provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Registration Statement, as it may be
         amended from time to time.

6.    Issue senior securities to the extent such issuance would violate applicable law.

7.    Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33
         1/3% of its total assets (including the amount borrowed), (ii)
         the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may
         purchase securities on margin to the extent permitted by
         applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the
         Fund's investment policies as set forth in its Registration
         Statement, as it may be amended from time to time, in
         connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies.

8.    Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities
         Act in selling portfolio securities.

9.    Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with
         applicable law and the Fund's registration statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      With respect to the Fund's fundamental restriction on purchasing securities on margin, the Fund is currently prohibited by law from purchasing securities on margin and will not do so unless current law changes. In addition, although the Fund is classified as a
non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company
Act, the Fund is required to comply with certain requirements under the
Internal Revenue Code of 1986, as amended (the "Code"). These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two (2) or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10%
of the outstanding voting securities of a single issuer. The U.S.
Government, its agencies and instrumentalities and other regulated investment companies are not included within the definition of "issuer"
for purposes of the diversification requirements of the Code.

      The applicable Master Fund has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Master Fund and may not be changed without the approval of the holders of a majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Trustees without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent the
Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a
master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

(a)   Change its investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in
          securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days notice.

(b)   Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
          (G) (the "fund of funds" provisions) of the Investment
          Company Act, at any time the Fund's shares are owned by
          another investment company that is part of the same group of investment companies as the Fund.

(c)   Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party
          because of a lack of an active trading market, if at the time of acquisition more than 15% of its net assets would be
          invested in such securities. This restriction shall not apply to securities that mature within seven (7) days or securities that the Trustees have otherwise determined to be liquid
          pursuant to applicable law. Securities purchased in
          accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified
          institutional buyers, but not to the general public) and
          determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

(d)   Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create
          leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

      In addition to the non-fundamental investment restrictions listed above notwithstanding fundamental restriction 9 listed above, as a non-fundamental investment restriction the Fund will not change fundamental restriction 9 without first obtaining shareholder approval.
If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except for the Fund's policies on borrowing and illiquid securities).

      The Master Fund has adopted non-fundamental investment
restrictions substantially identical to the foregoing, which may be changed by the Trustees of the Master Fund without shareholder approval.

      The staff of the Commission has taken the position that purchased
OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and Master Fund have adopted an investment policy pursuant to which neither the Fund nor the Master
Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the
Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund or the Master Fund and margin deposits on the Fund's or the
Master Fund's existing OTC options on futures contracts exceeds 15% of the net assets of the Fund or the Master Fund taken at market value, together with all other assets of such Fund or the Master Fund which are illiquid or are not otherwise readily marketable. However, if the
OTC option is sold by the Fund or the Master Fund to a primary U.S.
Government securities dealer recognized by the Federal Reserve Bank of
New York and if the Fund or the Master Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."  This policy as to OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Trustees or the Directors without the approval of the shareholders.
However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      Rule 10f-3 under the Investment Company Act sets forth the conditions under which the Master Fund may purchase from an
underwriting syndicate in which Merrill Lynch is a member. Otherwise, the Fund and the Master Fund are prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal without an exemptive order. See "Portfolio Transactions and Brokerage."

      OSM - Mercury Advisors Focus Growth Fund - The following
investment restrictions are fundamental policies of OSM - Mercury
Advisors Focus Growth Fund. Unless otherwise provided, all references to the Fund's assets below are in terms of current market value.
Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a
master/feeder structure), the Fund may not:

1.    Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2.    Make investments for the purpose of exercising control or
         management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of
         exercising control or management.

3.    Purchase or sell real estate, except that, to the extent
         permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

4.    Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and
         investment in governmental obligations, commercial paper,
         pass-through instruments, certificates of deposit, bankers'
         acceptances, repurchase agreements, purchase and sale
         contracts or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with
         applicable law and the guidelines set forth in the Fund's
         Prospectus and Statement of Additional Information, as they may be amended from time to time.

5.    Issue senior securities to the extent such issuance would violate applicable law.

6.    Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33
         1/3% of its total assets (including the amount borrowed), (ii)
         the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such
         short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the
         Fund's investment policies as set forth in its Prospectus and
         Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.    Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities
         Act of 1933 in selling portfolio securities.

8.    Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with
         applicable law and the Fund's Prospectus and Statement of
         Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

      The applicable Master Fund in which the Fund invests has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Master Fund and may not be changed with respect to the Master Fund without the approval of the holders of a majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental restrictions that may be changed by the Board of Trustees of the Fund without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction
(1) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). The applicable
Master Fund has adopted investment restrictions substantially identical to the following, which are non-fundamental policies of the Master Fund and may be changed by the Trustees of the Master Fund without shareholder approval. Under the non-fundamental investment
restrictions, the Fund may not:

1.    Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
         (G) (the "fund of funds" provisions) of the Investment Company
         Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

2.    Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.

3.    Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven (7) days or securities that the Trustees of the Fund have otherwise
         determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities
         Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public)
         and determined to be liquid by the Board of Trustees of the
         Fund are not subject to the limitations set forth in this
         investment restriction.

4.    Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a)
         may borrow from a bank as a temporary measure for
         extraordinary or emergency purposes or to meet redemption in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing,
         (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent
         permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures
         contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while a borrowing is outstanding will have the effect of
         leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk and borrowed funds are subject to interest costs which will reduce net income. The
         Fund will not purchase securities while borrowing exceeds 5%
         of its total assets.

      The staff of the Commission has taken the position that purchased
OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund and the Master Fund have adopted an investment policy pursuant to which neither the Fund nor the
Master Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the
Fund or the Master Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the
Fund or the Master Fund and margin deposits on the Fund's or the Master
Fund's existing OTC options on financial futures contracts exceeds 15%
of the net assets of the Fund or the Master Fund, taken at market value, together with all other assets of the Fund or the Master Fund that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or the Master Fund to a primary U.S.
Government securities dealer recognized by the Federal Reserve Bank of
New York and if the Fund or the Master Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or the Master Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."  This policy as to OTC options is not a fundamental policy of the Fund or the Master Fund and may be amended by the Board of Trustees of the Fund or the Board of Trustees of the
Master Fund without the approval of the Fund's shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

      In addition, as a non-fundamental policy that may be changed by the Board of Trustees and to the extent required by the Commission or its staff, the Fund will, for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country as the obligations of a single issuer.

      As another non-fundamental policy, the Fund will not invest in securities that are (a) subject to material legal restrictions on repatriation of assets or (b) cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sales contracts maturing in more than seven (7) days, if, regarding all such securities, more than 15% of its net assets, taken at market value would be invested in such securities.

      Because of the affiliation of Merrill Lynch with Mercury
Advisors, the Master Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio
Transactions and Brokerage."  Without such an exemptive order the
Master Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal. Rule
10f-3 under the Investment Company Act sets forth the conditions under which the Master Fund may purchase from an underwriting syndicate in which Merrill Lynch is a member.

      OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM -
Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund
II - The following investment restrictions are fundamental policies of the OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM -
Salomon Brothers All Cap Fund and the OSM - Gartmore Millennium Growth
Fund II.

      |_|   The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be
         invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. That
         restriction applies to 75% of the Fund's total assets (50% of the OSM - Salomon Brothers All Cap Fund's total assets). The limit does not apply to securities issued by the U.S.
         Government or any of its agencies or instrumentalities or
         securities of other investment companies.
      |_|   The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell
         hedging instruments to the extent specified in its Prospectus and this Statement of Additional Information from time to
         time. The Fund can also buy and sell options, futures,
         securities or other instruments backed by, or the investment return from which, is linked to changes in the price of,
         physical commodities.
|_|   The Fund cannot make loans except (a) through lending of
         securities, (b) through the purchase of debt instruments, loan participations or similar evidences of indebtedness, (c)
         through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.
|_|   The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this
         fundamental policy, the Fund can borrow only if it maintains a
         300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.
|_|   The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry.
      |_|   The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an
         underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
|_|   The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase readily-marketable
         securities of companies holding real estate or interests in real estate.
|_|   The Fund cannot issue "senior securities."  However, that
         restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this Statement of
         Additional Information, or from entering into margin,
         collateral or escrow arrangements permitted by its other
         investment policies.

      |X| Do the Funds Have Any Restrictions That Are Not Fundamental?
Each Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by vote of a majority of a Fund's Board of Trustees without shareholder approval.

|_|   A Fund cannot invest in companies for the purpose of acquiring control or management of them.
|_|   A Fund cannot pledge, mortgage or hypothecate any of its assets.
         However, this does not prohibit the escrow arrangements
         contemplated by writing covered call options or other
         collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other
         investment policies.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. A Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of a Fund's policy not to concentrate its
investments as described above, a Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional
Information. That is not a fundamental policy.

How the Funds are Managed

Organization and History. Oppenheimer Select Managers (the "Trust") is
an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Trust was organized as a
Massachusetts business trust on November 10, 2000.

      Classes  of  Shares.   The   Trustees  are   authorized,   without
shareholder  approval,  to create new series and classes of shares.  The
Trustees  may  reclassify  unissued  shares  of a Fund  into  additional series or  classes of shares.  The  Trustees  also may divide or combine the shares of a class into a greater or lesser number of shares  without changing the proportionate  beneficial  interest of a shareholder in the
Fund.  Shares do not have  cumulative  voting  rights or  preemptive  or subscription  rights.  Shares  may be  voted  in  person  or by proxy at shareholder meetings.

      Each Fund currently has five classes of shares: Class A, Class B,
Class C, Class N and Class Y. All classes invest in the same investment portfolio. Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares.
Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the
Trust is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Trust will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the
Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Trust, to remove a
Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the
Trustees will then either make the Trust's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of a Fund valued at $25,000 or more or constituting at least 1% of a
Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

      Shareholder and Trustee Liability. The Trust's Declaration of
Trust contains an express disclaimer of shareholder or Trustee liability for the Trust's obligations. It also provides for
indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its
obligations. The Declaration of Trust also states that upon request, the Trust shall assume the defense of any claim made against a shareholder for any act or obligation of a Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a
"partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a
"partner" of the Trust is limited to the relatively remote
circumstances in which the Trust would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust and each Fund (and each shareholder of a Fund)
agrees under its Declaration of Trust to look solely to the assets of each series for satisfaction of any claim or demand that may arise out of any dealings with that series. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Oversight Committees. The Trust and each series of the Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law.
The Trustees meet periodically throughout the year to oversee each
Fund's activities, review its performance, and review the actions of the Adviser and Subadvisers. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action as described in the Trust's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review
Committee. The Audit Committee is comprised solely of Independent
Trustees. The members of the Audit Committee are Edward L. Cameron
(Chairman), William L. Armstrong, George C. Bowen and Robert J. Malone.
The Audit Committee held 7 meetings during the fiscal years ended
November 30, 2002 and December 3, 2002. The Audit Committee furnishes the Board with recommendations regarding the selection of the Trust's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the
Trust's independent auditors regarding the Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Trust's independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

      To date, the Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Trust. The
Committee may consider such persons at such time as it meets to consider possible nominees. The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel (Chairman),
Robert G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall,
Jr. The Review Committee held 7 meetings during the fiscal years ended
November 30, 2002 and December 31, 2002. Among other functions, the
Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Trust's transfer agent and the services provided to each Fund by the transfer agent. The Review Committee also reviews each Fund's investment performance and policies and procedures adopted by the Trust to comply with Investment Company Act and other applicable law.

Trustees and Officers of the Trust. Except for Mr. Murphy, each of the
Trustees is an "Independent Trustee," as defined in the Investment
Company Act. Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Trust with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Trust and the other Board II Funds (defined below) for which he is a trustee or director.

      The Trust's Trustees and officers and their positions held with the Trust and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Funds as well as the aggregate dollar range of shares beneficially owned in any of the
Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms. Hamilton and Mr. Malone, who are not Trustees of Oppenheimer
Senior Floating Rate Fund and Mr. Murphy is not a Trustee or Managing
General Partner of any of the Centennial trusts) (referred to as "Board
II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer   Main  Street   Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees  and  employees
(and their immediate  family members) of the Trust,  the Manager and its
affiliates,   and  retirement  plans   established  by  them  for  their
employees are permitted to purchase  Class A shares of the Funds and the other  Oppenheimer  funds at net asset value without  sales charge.  The sales  charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted and Zack,
and Mses. Bechtolt, Feld and Ives who are officers of the Trust, respectively hold the same offices with one or more of the other Board
II Funds as with the Trust. As of March 11 2003, the Trustees and officers of the Trust, as a group, owned of record or beneficially less than 1% of each class of shares of any Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Trust listed above. In addition, each Independent Trustee, and his family members, do not own securities of either the Manager or Distributor of the Board
II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

      Trustees and Officers of the Merrill Lynch Maser Funds. For
information about the Trustees and Officers of the Quantitative Master
Series Trust (the Master Fund in which the OSM - Mercury Advisors S&P
500 Index Fund invests all of its assets) you should refer to the
Registration Statement of the Quantitative Master Series Trust
(Investment Company Act File No. 811-7885). For information about the
Trustees and Officers of the Master Focus Twenty Trust (the Master Fund
in which the OSM - Mercury Advisors Focus Growth Fund invests all of its assets) you should refer to the Registration Statement of the Mast
Focus Twenty Trust (Investment Company Act File No. 811-08735). You can
review each Trust's Registration Statement at the SEC's website at
www.sec.gov.

      Affiliated Transactions and Material Business Relationships. In
2001, Mr. Swain surrendered for cancellation 60,000 options of
Oppenheimer Acquisition Company ("OAC") (the Manager's parent holding company) to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr.
Freedman on October 23, 2001 for $1.2 million. An independent appraisal of the property supported the sale price.

      The address of each Trustee in the chart below is 6803 S. Tucson
Way, Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             each Fund  by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until $0         Over
Chairman and        August  27,  2002) of the Board II Funds,            $100,000
Trustee since 2001  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 42  portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private $0         $50,001-
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Trustee since 2001  Mortgage     Company     (since    1991),
Age: 66             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  42  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G. $0         $1-$10,000
Trustee since 2001  Edwards  Capital,  Inc.  (General Partner
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards  &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice $0         Over
Trustee since 2001  President   (from   September  1987)  and            $100,000
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the
                    Manager);  Vice President,  Treasurer and
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  Oppenheimer   Millennium  Funds  plc
                    (offshore  fund  management  subsidiaries
                    of the  Manager).  Oversees 42 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $0         $50,001-
Trustee since 2001  Vernon,  George  Washington's home (since            $100,000
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of $0         Over
Trustee since 2001  Rocky    Mountain   Elk   Foundation   (a            $100,000
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive
                    Officer   (until  October  1995)  of  the
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a $0         Over
Trustee since 2001  non-profit   charity)  (since   September            $100,000
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    the Manager.  Oversees 42  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual $0         $10,001-$50,000
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones $0         Over
Trustee since 2002  Knowledge,   Inc.   (a   privately   held            $100,000
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000).
                    Formerly,   Chairman  of  U.S.   Bank  (a
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 42  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual $0         Over
Marshall, Jr.,      Institutional  Funds  and of  MML  Series            $100,000
Trustee since 2001  Investment   Fund  (open-end   investment
Age: 60             companies);    Trustee    (since   1987),
                    Chairman  of the Board  (since  2003) and
                    Chairman  of  the  investment   committee
                    (since 1994) for the  Worcester  Polytech
                    Institute;    President   and   Treasurer
                    (since  January  1999) of the SIS Fund (a
                    private not for profit  charitable fund);
                    Trustee  (since 1995) of the  Springfield
                    Library and Museum  Association;  Trustee
                    (since  1996)  of  the  Community   Music
                    School of Springfield.  Formerly,  member
                    of  the   investment   committee  of  the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.   (formerly   SIS   Bank);
                    President,  Chief  Executive  Officer and
                    Director (May 1993-December  1998) of SIS
                    Bankcorp,  Inc.  and SIS  Bank  (formerly
                    Springfield  Institution for Savings) and
                    Executive   Vice    President    (January
                    1999-July   1999)  of  Peoples   Heritage
                    Financial   Group,   Inc.   Oversees   42
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh
Avenue, New York, NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              each Fund  Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $0         Over
President and      director  (since June 2001) and  President            $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 53            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    74     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: for
Messrs. Molleur and Zack and Ms. Feld, 498 Seventh Avenue, New York, NY
10018, for Messrs. Masterson, Vottiero and Wixted and Mses. Bechtolt
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 2001              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000); Treasurer and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham, &
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 83
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the Trust and one
Trustee, Mr. Murphy, are affiliated with the Manager and receive no salary or fee from the Funds. The remaining Trustees receive the compensation shown below. The aggregate compensation from each Fund is for its fiscal year ending November 31, 2002 (December 31, 2002 for the
OSM - Mercury Advisors S&P 500 Index Fund). The compensation from all of the Board II funds includes the compensation from the Funds and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2002.

---------------------------------------------------------------------------------
                             Aggregate Compensation from Funds          Total
                                                                      Compensation
                                                                      from
                                                                      Funds and
                                                                      Fund
                                                                      Complex
                                                                      Paid to
                                                                      Trustees*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Name of Trustee       MercuryMercury         Jennison
                      AdvisorAdvisors  QM            SalomonGartmore
                      S&P     Focus  Active          BrotherMillennium
                       500   Growth  Balanced        All     Growth
                      Index   Fund2   Fund2  Growth   Cap     Fund2
                      Fund1                   Fund2  Fund2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James C. Swain         $726   $676    $663    $647    $691    $661     $177,996
Chairman of the Board
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Armstrong
Audit Committee        $375   $350    $343    $335    $357    $342     $92,076
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Avis
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George C. Bowen
Audit Committee        $372   $346    $340    $331    $354    $338     $91,124
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Cameron
Audit Committee        $407   $379    $372    $363    $387    $370     $99,743
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Fossel
Review Committee       $386   $382    $375    $366    $391    $374     $100,723
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sam Freedman
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Beverly Hamilton5
Review Committee      $2386   $2216   $2176   $2126  $2266    $2166    $58,3267
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Malone5
Audit Committee       $2388   $2218   $2178   $2128  $2268    $2168    $58,326
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
F. William Marshall
Review Committee       $372   $346    $340    $331    $354    $338     $91,1249
Member
---------------------------------------------------------------------------------
1. For the Fund's fiscal year ended December 31, 2002.
2. For the Fund's fiscal year ended November 30, 2002.
3. Effective July 1, 2002, C. Howard Kast and Robert M. Kirchner
retired as Trustees from the Board II Funds For the fiscal years shown in the table, Mr. Kast received $946 and Mr. Kirchner received $867 aggregate compensation from the Fund. For the calendar year ended
December 31, 2002, Mr. Kast received $41,451 and Mr. Kirchner received
$38,001 total compensation from all of the Oppenheimer funds for which they served as Trustees.
4. Aggregate Compensation From Fund includes fees and deferred compensation, if any, for a Trustee.
5. Mrs. Hamilton and Mr. Malone were elected as Trustees of the Board
II Funds effective June 1, 2002. Compensation for Mrs. Hamilton and Mr.
Malone was paid by all the Board II Funds, with the exception of
Oppenheimer Senior Floating Rate Fund for which they currently do not serve as Trustees (total of 42 Oppenheimer funds).
6. Includes $660 deferred under Deferred Compensation Plan described below.
7. Includes $55,333 compensation (of which 100% was deferred under a deferred compensation plan) paid to Mrs. Hamilton for serving as a trustee by two open-end investment companies (MassMutual Institutional
Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Advisor to the MassMutual International Equity Fund,
a series of MassMutual Institutional Funds.
8. Includes $1,130 deferred under Deferred Compensation Plan described below.
9. Includes $47,000 of compensation paid to Mr. Marshall for serving as a trustee by two open-end investment companies (MassMutual
Institutional Funds and MML Series Investment Fund) the investment adviser for which is the indirect parent company of the Fund's Manager.
The Manager also serves as the Sub-Advisor to the MassMutual
International Equity Fund, a series of MassMutual Institutional Funds.
* For purposes of this section only, "Fund Complex" includes the
Oppenheimer funds, MassMutual Institutional Funds and MML Series
Investment Fund in accordance with the instructions for Form N-1A. The
Manager does not consider MassMutual Institutional Funds and MML Series
Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

      |X| Deferred Compensation Plan for Trustees. The Board of
Trustees has adopted a Deferred Compensation Plan for disinterested
Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from a Fund.
Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Funds' assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Commission, the Funds may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      |X| Major Shareholders. As of March 11, 2003, the only persons
who owned of record or were known by the Funds to own beneficially 5%
or more of any class of the Funds' outstanding securities were:

      OSM - Mercury Advisors S&P 500 Index Fund
      RELIANCE TRUST CO CUST FBO PATHLORE , 401K PROF SHARING PLAN, PO
      BOX 48529, ATLANTA GA 30362-1529, which owned 69,200.816 Class A shares (6.72% of the Class A shares then outstanding);
      RPSS TR, TRIM SYSTEMS LLC, 401K PLAN, ATTN: HALLIE BURKE, 5700
      PERIMETER DR STE A, DUBLIN OH 43017-3253, which owned 65,410.310
      Class A shares (6.35% of the Class A shares then outstanding);
      RPSS TR, J KINGS FOOD SERVICE, PROFESSIONALS INC 401K PLAN, ATTN:
      MELISSA SHULMAN. 700 FURROWS RD, HOLTSVILLE NY 11742-2001, which owned 60,753.569 Class A shares (5.89% of the Class A shares then outstanding);
      RELIANCE TRUST COMPANY TR, CORNELL COMPANIES INC, PO BOX 48529,
      ATLANTA GA 30362-1529, which owned 207,188.686 Class N shares
      (10.21% of the Class N shares then outstanding);
      OPPENHEIMERFUNDS INC, C/O RAY OLSON BLDG 2, 6803 S TUCSON WAY,
      CENTENNIAL CO 80112-3924, which owned 100.00 Class Y shares
      (81.16% of the Class Y shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO DOUGLAS J SCHOENFELD, 503 ALPINE LN,
      HOLMEN WI 54636-9143, which owned 23.201 Class Y shares (18.83%
      of the Class Y shares then outstanding).

      OSM - Mercury Advisors Focus Growth Fund
      RPSS TR ROLLOVER IRA, FBO JOHN R HAYES, 7026 SAN ALTOS CIR,
      CITRUS HEIGHTS CA 95621-4362, which owned 22,677.685 Class B shares (7.19% of the Class B shares then outstanding);
      MARLENE CASTLE / DOUG CASTLE TR, EXCEL FABRICATING INC, 2301
      NEVADA AVE N, GOLDEN VALLEY MN  55427-3609, which owned
      17,252.852 Class C shares (6.59% of the Class Y shares then outstanding);
      G CANINO T WALSH & J VAN SON TR, ISLAND RISK MANAGEMENT ASSOC,
      401K PLAN, 65 W HILLS RD, HUNTINGTN STA NY  11746-2305, which owned 10,849.813 Class N shares (34.52% of the Class N shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO SUZANNE M OSTRANDER, 34 GARROW AVE,
      PEQUANNOCK NJ 07440-1603, which owned 4,119.850 Class N shares
      (13.10% of the Class N shares than outstanding);
      RPSS TR ROLLOVER IRA, FBO MOUSTAFA O NASR, 25525 VIA PALADAR,
      VALENCIA CA 91355-3153, which owned 3,662.149 Class N shares
      (11.65% of the Class N shares then outstanding);
      OPPENHEIMERFUNDS INC, C/O RAY OLSON BLDG 2, 6803 S TUCSON WAY,
      CENTENNIAL CO 80112-3924, which owned 100.00 Class Y shares
      (100.00% of the Class Y shares then outstanding).

      OSM - QM Active Balanced Fund
      OPPENHEIMERFUNDS,  DISTRIBUTOR INC, ATTN: RAY OLSON, 6803 S TUCSON
      WAY,  ENGLEWOOD CO  80112-3924,  which owned  500,000.000  Class A shares (84.87% of the Class A shares then outstanding);
      LAWRENCE  T  BLOCH,  365 W 28TH ST #18H,  NEW YORK NY  10001-7917,
      which owned  5,292.000 Class B shares (7.88% of the Class B shares then outstanding);
      MLPF&S CUST FBO, KENNETH GOTTLIEB IRA, FBO KENNETH GOTTLIEB,  7715
      SOUTHAMPTON  TER  #E411,   TAMARAC  FL  33321-9110,   which  owned
      4,721.000  Class  B  shares  (7.03%  of the  Class B  shares  then outstanding);
      RPSS CUST 403-B PLAN, ROME CITY SCHOOLS,  FBO ANTHONY J VINCI, 804
      HICKORY ST, ROME NY  13440-2132,  which  owned  7,157.194  Class B shares (10.65% of the Class B shares then outstanding);
      RPSS TR IRA,  FBO GLENN R  WHITNEY,  PO BOX 27,  MOUNTAINVILLE  NY
      10953-0027,  which owned  3,863.063  Class B shares  (5.75%of  the
      Class B shares then outstanding);
      RPSS TR, GAZETTEN  CONTRACTING INC, 401(K) PLAN,  ATTN:  WILLIAM A
      CYNE, 58 W 40TH ST, NEW YORK NY 10018-2658,  which owned 3,679.244
      Class B shares (5.47% of the Class B shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO MARTIN C SCHNEIDER,  7860 MISSION CENTER
      CT STE 205, SAN DIEGO CA 92108-1331,  which owned  6,476.275 Class
      C shares (8.79% of the Class C shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO SALLY HENSLEY,  3812 MINERS LOOP,  COEUR
      D ALENE  ID  83815-9691,  which  owned  4,394.186  Class C  shares
      (5.96% of the Class C shares then outstanding);
      RPSS TR,  MATHENY MOTOR TRUCK CO, 401(K) PLAN,  ATTN MARNI KEPPLE,
      PO BOX 1304,  PARKERSBURG  WV 26102-1304,  which owned  21,406.576
      Class N shares (39.00% of the Class N  shares then outstanding);
      RPSS TR,  BLACHFORD  INVESTMENTS  INC, 401K PLAN, ATTN: DORI WITT,
      1400  NUCLEAR  DR,  WEST  CHICAGO  IL   60185-1636,   which  owned
      20,939.496  Class N shares  (38.14%  of the  Class N  shares  then outstanding);
      RPSS TR  ROLLOVER  IRA,  FBO  KENNETH T HARTMAN,  614  HANOVER LN,
      IRVING TX 75062-8918,  which owned 3,272.463 Class N shares (5.96%
      of the Class N shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY OLSON  BLDG 2, 6803 S TUCSON  WAY,
      CENTENNIAL  CO  80112-3924,  which  owned  100.00  Class Y  shares
      (100.00% of the Class Y shares then outstanding).

      OSM - Jennison Growth Fund
      OPPENHEIMERFUNDS,  DISTRIBUTOR  INC, ATTN: RAY OLSON, 803 S TUCSON
      WAY,  ENGLEWOOD CO  80112-3924,  which owned  500,000.000  Class A shares (62.02% of the Class A shares then outstanding);
      RPSS TR,  GREYSTAR  MANAGEMENT  SERVICES LP, 401K PLAN,  ATTN TONY
      WHEELER,  3411 RICHMOND AVE STE 200, HOUSTON TX 77046-3412,  which owned  41,115.372Class N shares (16.27% of the Class N shares then outstanding);
      RPSS TR, CAPITAL COMMUNICATIONS  FEDERAL,  401(K) PLAN, ATTN NANCY
      DURIVAGE,  18  COMPUTER DR E,  ALBANY NY  12205-1111,  which owned
      34,817.417  Class N shares  (13.78%  of the  Class N  shares  then outstanding);
      ROLLIN M DICK TR,  HAVERSTICK  CONSULTING INC, 401K PLAN,  11405 N
      PENNSYLVANIA  ST  STE  210,  CARMEL  IN  46032-6905,  which  owned
      31,919.001  Class N shares  (12.63%  of the  Class N  shares  then outstanding);
      RPSS  TR,  COSMETIC  ESSENCE  INC,  401(K)  PLAN,  ATTN:   CAMILLE
      CALVONI,  2182  ROUTE  35,  HOLMDEL  NJ  07733-1125,  which  owned
      27,676.000  Class N shares  (10.95%  of the  Class N  shares  then outstanding);
      RPSS TR, FIDELITY  DEPOSIT & DISCOUNT BAN, 401(K) PLAN,  BLAKELY &
      DRINKER  STS,  DUNMORE PA 18512,  which owned  15,118.713  Class N shares (5.98% of the Class N shares then outstanding);
      LYN H HAMMOND TR,  PELHAM FAMILY  PRACTICE  401K, 25 CREEKVIEW CT,
      GREENVILLE SC 29615-4800,  which owned  12,785.683  Class N shares
      (5.06% of the Class N shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY OLSON  BLDG 2, 6803 S TUCSON  WAY,
      CENTENNIAL  CO  80112-3924,  which  owned  100.00  Class Y  shares
      (100.00% of the Class Y shares then outstanding).

      OSM - Salomon Brothers All Cap Fund
      RPSS TR, UMG  MANUFACTURING  & LOGISTICS  INC 401K,  ATTN ANGELA M
      JONES, 700 S BATTLEGROUND  AVE, GROVER NC 28073-9541,  which owned
      41,618.100  Class A  shares  (5.74%  of the  Class A  shares  then outstanding);
      SHELIA  LITTLETON ET AL TR, LEGACY BANK OF TEXAS 401K, 5000 LEGACY
      DR, PLANO TX  75024-3100,  which owned  83,321.069  Class N shares
      (10.18% of the Class N shares then outstanding);
      MCB TRUST  SERVICES  TTEE,  LINDEN MOTOR FREIGHT CO INC, NON UNION
      EMPLOYEE,  700 17TH ST STE 150, DENVER CO 80202-3507,  which owned
      75,784.126  Class N  shares  (9.26%  of the  Class N  shares  then outstanding);
      WEBB,  BECK & DAWSON TR,  BECK,REDDEN & SECREST PSP, 1221 MCKINNEY
      ST STE 4500,  HOUSTON TX 77010-2029,  which owned 68,349.298 Class
      N shares (8.35% of the Class N shares then outstanding);
      RPSS TR, DOBBS  BROTHERS  MANAGEMENT  SERVI,  401(K)  PLAN,  ATTN:
      JOYCE HOWELL,  5170 SANDERLIN AVE STE 102,  MEMPHIS TN 38117-4359,
      which  owned  47,431.106  Class N  shares  (5.79%  of the  Class N shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY OLSON  BLDG 2, 6803 S TUCSON  WAY,
      CENTENNIAL  CO  80112-3924,  which  owned  100.00  Class Y  shares
      (100.00% of the Class Y shares then outstanding);

      OSM - Gartmore Millennium Growth Fund II
      OPPENHEIMERFUNDS,  DISTRIBUTOR INC, ATTN: RAY OLSON, 6803 S TUCSON
      WAY,  ENGLEWOOD CO  80112-3924,  which owned  500,000.000  Class A shares (92.28% of the Class A shares then outstanding);
      MARY S.  GIRARDI - IRA,  397 WINDSOR  PLACE,  OCEANSIDE  NY 11572,
      which  owned  6,685.620  Class B  shares  (16.43%  of the  Class B shares then outstanding);
      JOHN GARRABRANT - IRA, 173 SHERIDAN AVE, LONGWOOD FL 32750,  which owned  6,173.718 Class B shares (15.17% of the Class B shares then outstanding);
      RPSS TR, CLAIMS  CONFERENCE  401K PLAN,  ATTN:  CELESTE LEVY, 15 E
      26TH ST STE 906,  NEW YORK NY  10010-1533,  which owned  2,314.341
      Class B shares (5.68% of the Class B shares then outstanding);
      MARGARET  HARWELL - IRA, 6712 NW 1st , MARGATE FL 33063, who owned
      2,252.747  Class  B  shares  (5.53%  of the  Class B  shares  then outstanding);
      MORGAN  STANLEY  DW INC  CUST FOR MARY  ELLEN  MALLOY,  PO BOX 250
      CHURCH  STREET  STATION,  NEW  YORK  NY  10008-0250,  which  owned
      2,834.994  Class C  shares  (10.68%  of the  Class C  shares  then outstanding);
      RPSS TR ROLLOVER IRA, FBO PATRICK J BARNETT,  122 N PROVIDENCE RD,
      WALLINGFORD PA 19086-6135,  which owned  1,826.445  Class C shares
      (6.88% of the Class C shares then outstanding);
      RPSS CUST 403-B PLAN,  LEVITTOWN SCHOOLS,  FBO LAURA A DAMURO, 181
      STEWART  AVE,  GARDEN CITY NY  11530-2507,  which owned  1,728.374
      Class C shares (6.51% of the Class C shares then outstanding);
      ROBERT  H LYNCH  JR TR,  ARISTEIA  CAPITAL  LLC,  ATTN:  EDWARD  P
      GOLDMAN,  381 5TH AVE FL 6, NEW YORK NY  10016-3322,  which  owned
      1,524.927  Class  C  shares  (5.74%  of the  Class C  shares  then outstanding);
      RPSS TR IRA,  FBO PAUL J  GIAMBALVO,  123 WALNUT ST,  MIDDLESEX NJ
      08846-1031,  which owned  1,486.773  Class C shares  (5.60% of the
      Class C shares then outstanding);
      RPSS TR IRA, FBO MONICA V WOJTYNIAK,  14 TERRACE PL, HICKSVILLE NY
      11801-4336,  which owned  1,428.890  Class C shares  (5.38% of the
      Class C shares then outstanding);
      ALFRED P  DOUGHERTY - IRA,  445  COVETOWER  DR APT 601,  NAPLES FL
      34110,  who owned  1,336.761  Class C shares (5.03% of the Class C shares then outstanding);
      RPSS TR, FIDELITY  DEPOSIT & DISCOUNT BAN, 401(K) PLAN,  BLAKELY &
      DRINKER  STS,  DUNMORE PA 18512,  which  owned  6,184.927  Class N shares (47.45% of the Class N shares then outstanding);
      NGOC MINH PHAM TR, NGOC MINH PHAM MD & SUONG MY,  TUONG MD APC DEF
      BENEFIT PLAN, 2363 ULRIC ST STE B, SAN DIEGO CA 92111-6447,  which owned  4,055.946 Class N shares (31.12% of the Class N shares then outstanding);
      JOHN VAN DE WIELE  TR,  VAN DE WIELE  ENGINEERING  INC,  401K PSP,
      2925  BRIARPARK  DR STE 275,  HOUSTON TX  77042-3725,  which owned
      2,097.265  Class N  shares  (16.09%  of the  Class N  shares  then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY OLSON  BLDG 2, 6803 S TUCSON  WAY,
      CENTENNIAL  CO  80112-3924,  which  owned  100.00  Class Y  shares
      (100.00% of the Class Y shares then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition
Corp., a holding company controlled by Massachusetts Mutual Life
Insurance Company.

      |X| Code of Ethics. The Funds, the Manager, the Adviser and each
Subadviser, and the Distributor each have a Code of Ethics. Each Code is designed to detect and prevent improper personal trading by certain employees that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Funds and other funds advised by the Manager. The Codes of Ethics do permit personnel subject to the relevant Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      Each Fund's Code of Ethics is an exhibit to the Funds'
registration statement filed with the Securities and Exchange
Commission and can be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at
1-202-942-8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's
Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

Management and Advisory Arrangements - OSM - Mercury Advisors S&P 500
Index Fund and OSM - Mercury Advisors Focus Growth Fund

      Management Services and Management Fee. The OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth
Fund each invests all of its assets in shares of a Master Fund.
Accordingly, these Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the respective Master Fund. Each
Master Fund has entered into an investment management agreement with
Fund Asset Management, L.P., doing business as Mercury Advisors, as
Adviser (the "Management Agreement"). The Adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Master Fund in which the OSM - Mercury Advisors Focus
Growth Fund invests. The Adviser is entitled to receive a monthly management fee at the annual contractual rate of 0.05% of the average daily net assets of the Master Fund in which the OSM - Mercury Advisors
S&P 500 Index Fund invests. The Adviser has entered into a contractual arrangement with this Master Fund to provide that the management fee for the Master Fund, when combined with administration fees of certain funds that invest in the Master Fund (other than OSM - Mercury Advisors
S&P 500 Index Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable.

                                                Management Fee
      Fund                                      Paid to the Adviser
      ----                                      -------------------

      OSM - Mercury Advisors Focus Growth Fund
           For the period ended 11/30/01           $4,617,970
           For the fiscal year ended 11/30/02      $1,718,971

      OSM - Mercury Advisors S&P 500 Index Fund
           For the period ended 12/31/01           $91,454
           For the fiscal year ended 12/31/02      $93,240

      The Adviser has also entered into a subadvisory agreement (the
"Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K.
Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Adviser with respect to the OSM - Mercury
Advisors Focus Growth Fund. The following entities may be considered
"controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM
U.K.'s parent), a subsidiary of Merrill Lynch International Holdings,
Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co. For the fiscal period ended November 30, 2001 and for the fiscal year ended November 30, 2002, the Adviser paid no fees to MLAM
U.K. pursuant to the Sub-Advisory Agreement.

      Payment of Master Fund Expenses. The Management Agreement
obligates the Adviser to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Master Fund. The Adviser is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the
Master Fund who are affiliated persons of the Adviser or any affiliate.
The Master Fund pays, or causes to be paid, all other expenses incurred in the operation of the Master Fund (except to the extent paid by its placement agent), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or
non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Adviser or an affiliate of the
Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Master Fund. The Master Fund's placement agent will pay certain of the expenses of the Master Fund incurred in connection with the offering of its shares of beneficial interest.
Certain accounting services are provided to the Master Fund by State
Street Bank & Trust Company ("State Street") pursuant to an agreement between State Street and the Master Fund. The Master Fund pays a fee for these services. In addition, the Master Fund will reimburse the
Adviser for the cost of certain additional accounting services.

      Organization of the Adviser. Fund Asset Management, L.P. is a
limited partnership, the partners of which are Merrill Lynch & Co.,
Inc., a financial services holding company and the parent of Merrill
Lynch and Princeton Services, Inc. Merrill Lynch & Co., Inc. and
Princeton Services are "controlling persons" of the Adviser as defined under the Investment Company Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

      Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect for two (2)
years from its effective date. Thereafter, it will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding shares of the
Master Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment
Company Act) of any such party. Each contract is not assignable, automatically terminates in the event of its assignment, and may be terminated without penalty on sixty (60) days' written notice at the option of either party thereto or by the vote of the majority of the outstanding voting securities of the appropriate Master Fund.

      Investment Advisory Agreement with OppenheimerFunds, Inc. The OSM
- Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund have entered into an Investment Advisory Agreement with OppenheimerFunds, Inc. Those Advisory Agreements are substantially similar to the Advisory Agreements entered into with OppenheimerFunds,
Inc. by the other series of the Trust, as further described below.
Those Agreements have been approved by the Trust's Board of Trustees and OppenheimerFunds, Inc., as the sole shareholder of each Fund, but will not become effective unless and until the Master-Feeder
Participation Agreement between OppenheimerFunds, Inc.,
OppenheimerFunds Distributor, Inc., the Trust and FAM Distributors,
Inc. is terminated. The fees payable under those Advisory Agreements are discussed in the Prospectus.

      At respective meetings of the Board of Trustees of the Trust, the
Board of Trustees of the Master Fund of the OSM - S&P 500 Index Fund
and the Board of Trustees of Master Fund of the OSM - Mercury Advisors
Focus Growth Fund, held on May 8, 2002 and March 13, 2002,
respectively, each Board approved the continuation of the applicable
Master Fund's Management Agreement with the Adviser for an additional year. In connection with its consideration of the applicable Management
Agreement, each Board reviewed information derived from a number of sources and covering a range of issues. Each Board considered the services provided to the Master Fund by the Adviser under the applicable Management Agreement, as well as other services provided by the Adviser and its affiliates under other agreements, including the
Subadministration Agreement, and the personnel who provided these services. In addition to investment advisory services, the Adviser and its affiliates provide administrative services, oversight of Master
Fund accounting, assistance in meeting legal and regulatory
requirements, and other services necessary for the operation of the
Master Funds. Each Board also considered the Adviser's costs of providing services, and the direct and indirect benefits to the Adviser from its relationship with the applicable Master Fund. The benefits considered by each Board included not only the Adviser's compensation for investment advisory services and the Adviser's profitability under the applicable Management Agreement, but also compensation paid to the
Adviser or its affiliates for other, non-advisory, services provided to the Master Fund and the Funds. Each Board also considered the Adviser's access to research services from brokers to which the Adviser may have allocated Master Fund brokerage in a "soft dollar" arrangement. In connection with its consideration of the applicable Management
Agreement, each Board also compared the advisory fee rate, expense ratios and historical performance of the Master Fund to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the applicable Master Fund and
Fund by the Adviser and its affiliates, each Board concluded that the management fee rate was reasonable. Each Board also considered whether there should be changes in the advisory fee rate or structure in order to enable the Master Fund to participate in any economies of scale that the Adviser may experience as a result of growth in the applicable
Master Fund's assets.

      Based on the information reviewed and the discussions, each Board concluded that it was satisfied with the nature and quality of the services provided by the Adviser to the Master Fund and that the management fee rate was reasonable in relation to such services. The non-interested Trustees of each Board were represented by independent counsel who assisted them in their deliberations.

      |X| The Investment Advisory Agreement - OSM - QM Active Balanced
Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund
and OSM - Gartmore Millennium Growth Fund II. The Manager provides investment advisory and management services to the OSM - QM Active
Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All
Cap Fund and OSM - Gartmore Millennium Growth Fund II under investment advisory agreements between the Manager and the Trust on behalf of each such Fund. The Manager handles those Funds' day-to-day administrative business, and the agreements permit the Manager to enter into
Subadvisory agreements with other registered investment advisers to obtain specialized services for the Funds, as long as the Funds are not obligated to pay any additional fees for those services. The Manager has retained the Subadvisers pursuant to separate subadvisory agreements, described below, under which each Subadviser buys and sells portfolio securities for the respective Fund. The portfolio manager of each of the Funds is employed by the Subadviser and is the person who is principally responsible for the day-to-day management of each of the
Fund's portfolio, as described below.

    The investment advisory agreement between the Trust on behalf of each Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment.
It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    Each of the Funds pays expenses not expressly assumed by the
Manager under the advisory agreement. Expenses for the Trust's QM
Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II are
allocated to those Funds in proportion to their net assets, unless allocations of expenses can be made directly to a Fund. The advisory agreements list examples of expenses paid by those Funds. The major categories relate to calculation of each of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain
Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Funds to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Funds as a whole. The fees are allocated to each class of shares based upon the relative proportion of each of the Fund's net assets represented by that class. The management fees paid by the Funds to the
Manager during their last two fiscal years are listed below.

----------------------------------------------------------------
Fund                                 Management Fee Paid to
                                     OppenheimerFunds, Inc.
----------------------------------------------------------------
----------------------------------------------------------------
                                     For the        For the
                                  fiscal period      fiscal
                                  ended 11/30/01   year ended
                                                    11/30/02
----------------------------------------------------------------
----------------------------------------------------------------
QM Active Balanced Fund              $36,322        $53,310
----------------------------------------------------------------
----------------------------------------------------------------
Jennison Growth Fund                 $39,198        $76,321
----------------------------------------------------------------
----------------------------------------------------------------
Salomon Brothers All Cap Fund        $77,987        $238,043
----------------------------------------------------------------
----------------------------------------------------------------
Gartmore Millennium Growth Fund      $41,736        $46,707
----------------------------------------------------------------

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer"
in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Funds to use the name "Oppenheimer" as part of its name.

      |X| Advisory Agreement Approvals - OSM - Mercury Advisors S&P 500
Index Fund and OSM - Mercury Advisors Focus Growth Fund. The Trust and
each Fund commenced the public sale of its shares in February of 2001.
As explained in the Prospectus and in other parts of this Statement of
Additional Information, investment advisory and portfolio management services for the OSM - Mercury Advisors S&P 500 Index Fund and OSM -
Mercury Advisors Focus Growth Fund are provided by the Advisor and the investment advisory fees for those services are paid by each Master
Fund to the Advisor. The OSM Mercury Advisers S&P 500 Index Fund and
OSM - Mercury Advisors Focus Growth Fund do not pay an investment advisory fee other than its proportionate share of the amounts paid by the Master Fund to the Advisor. The investment advisory agreements for these two Funds are approved by the Board of Trustees of the respective
Master Fund.

      |X| Annual Approval of Investment Advisory Agreement - OSM - QM
Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II.
Each year, the Board of Trustees, including a majority of the
Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment Company Act requires that the Board request and evaluate and the Manager provide such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement. The Board employs an independent consultant to prepare a report that provides such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees each Fund pays. These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreements. Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the
         Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison to regular market indices
o     Economies of scale that may be available to the Fund from the
         Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the Fund from its relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Fund. These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Funds. The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Funds and its shareholders in adverse times. The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the
Independent Trustees who assisted the Board in its deliberations. The
Counsel to the Independent Trustees is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      After careful deliberation, the Board of concluded that it was in the best interest of shareholders to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together. The
Board judged the terms and conditions of the investment advisory agreement, including the investment advisory fee, in light of all of the surrounding circumstances.

      |X| The Administration and Subadministration Agreements - OSM -
Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus
Growth Fund. The Trust, on behalf of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund, has
entered into an Administration Agreement with the Manager. The
Agreement states that the Manager, at its own expense, shall provide assistance in the supervision of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Trust, including the compilation and maintenance of such records with respect to the Trust's operations as may be reasonably required; the preparation and filing of such reports as shall be required by the Securities and Exchange Commission;
composition of periodic reports with respect to its operation of each
Fund for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws and preparation of required filings in each state for continuous public sale of the Fund; provide the Trust and the Fund with adequate office space, facilities and equipment; compensate all officers of the Trust and all Trustees of the Trust who are affiliated persons of the
Manager; and compensate any Subadministrator that the Manager might retain.

      The Trust assumes and pays or causes to be paid all other
expenses of the Trust, on behalf of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund under the
Administration Agreement, including, without limitation: (i) interest and taxes; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its trustees other than those associated or affiliated with the Manager;
(iv) legal and audit expenses; (v) custodian and transfer agent fees and expenses; (vi) expenses incident to the redemption of its shares;
(vii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (viii) fees and expenses, other than as described above, incident to the registration under federal and state securities laws of shares of each Fund for public sale; (ix) expenses of printing and mailing reports,
prospectuses, notices and proxy materials to shareholders of each Fund;
(x) except as noted above, all other expenses incidental to holding meetings of the Funds' shareholders; and (xi) such extraordinary non-recurring expenses as may arise, including litigation, affecting a
Fund and any legal obligation which the Trust may have on behalf of a
Fund to indemnify its officers and trustees with respect thereto.

      The Administration Agreement states that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Administration Agreement, the Manager shall not be liable for any loss resulting from any error of judgement or mistake of law or for any loss arising out of any act or omission in the management and administration of the Trust and any Fund.

       Each Fund pays the Manager an annual Administration fee of 0.50%
of average daily net assets. That fee is included in the "Annual Fund
Operating Expenses" table in the Prospectus under "Other Expenses."
The Manager has entered into a Subadministration Agreement with FAM whereby FAM will maintain records of share purchases of the applicable
Master Fund by each feeder fund, maintain tax records relating to the
Master Funds, maintaining, preparing or providing records relating to the operation of the Master Funds that the Manager may reasonably request in connection with reports to be made to the Board of Trustees of the Trust, periodic information reporting regarding the Master Fund to the Manager as the Manager may reasonably require in order to provide information relating to the performance or holdings of the
Mercury Advisors S&P 500 Index Fund or Mercury Advisors Focus Growth
Fund, as applicable, fund to shareholders of such fund, and preparation of reports relating to the Master Fund that the Manager may reasonably request be made to third-party reporting services.

       In consideration for providing these services, the Manager pays
FAM an annual subadministration fee of  0.045% of average daily net assets of the S&P 500 Master Fund and 0.0% of the average daily net assets of the Focus Master Fund.

      ? The Subadvisory Agreement - OSM - QM Active Balanced Fund, OSM
- Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM -
Gartmore Millennium Growth Fund II. Under the Subadvisory Agreement
between the Manager and each Subadviser, the Subadviser shall regularly provide investment advice with respect to the applicable Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Subadvisory Agreement, the Subadviser
agrees to provide reasonable assistance in the distribution and marketing of the Fund.

      Under the subadvisory agreement, the Manager pays the Subadviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Subadviser under the subadvisory agreement is paid by the Manager, not by the Funds. The subadvisory fee paid by the Manager to each Subadviser is as follows:

                                                   Subadvisory Fee
Fund                       Subadviser              as % of average  net
----                       ----------              ---------------------
assets
------

OSM - Jennison Growth Fund Jennison Associates LLC 0.45%  of  the  first
$300 million of
                                                   average    annual    net
assets of the Fund,
                                                   and  0.40%  of   average
      annual net assets
                                                   in   excess  of  $300
million.

OSM - QM Active            Prudential              0.45%  of  the  first
$300 million of
Balanced Fund              Investment              average    annual    net
assets of the Fund,
                           Management              and 0.40% of  average
annual net
                                                   assets  in  excess of
$300 million.

OSM - Salomon Brothers     Salomon Brothers Asset  0.60%  of  the  first
$100 million of
All Cap Fund               Management Inc.         average   annual  net
assets of the Fund,
                                                   and 0.50% of  average
annual net
                                                   assets  in  excess of
$100 million.

OSM - Gartmore Millennium  Gartmore Mutual         0.70%  of  the  first
$400 million of
Growth Fund II             Fund Capital Trust      average   annual  net
assets of the Fund.
                                                   0.60%   of  the  next
$400 million, and
                                                   0.50%   of    average
annual net assets
                                                   in   excess  of  $800
million.

      The Subadvisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Subadviser shall not be liable for any error of judgement or mistake of law and shall not be subject to any expenses or liability to the Manager, the Trust or the Fund or any of the Fund's
shareholders in connection with rendering services under the
Subadvisory Agreement.

Brokerage Policies of the Funds

Transactions in Portfolio Securities - OSM - Mercury Advisors S&P 500
Index Fund and
Mercury Advisors Focus Growth Fund

      Because each Fund will invest exclusively in beneficial interests in a Master Fund, it is expected that all transactions in portfolio securities will be entered into by the Master Fund. Subject to policies established by the Board of Trustees of the Master Fund, the Adviser is
primarily responsible for the execution of the Master Fund's portfolio transactions and the allocation of brokerage. The Master Fund does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Adviser generally seeks reasonable trade execution costs, the Master Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Master Fund. In return for such services the Adviser may pay a higher commission that other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section
28(e)") permits an investment adviser, such as the Adviser, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount of commission another broker would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the available of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and
(3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master Fund and the Fund.

      To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Adviser might use Master Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted
immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Advisor's individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Master Fund to the
Adviser are not reduced as a result of the Adviser's receipt of research services.

      In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs the Adviser makes a good faith allocation under all the circumstances between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the
Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

      From time to time, the Master Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research
"credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

      In addition, consistent with the Conduct Rules of the NASD and policies established by the Boards of Trustees of the Master Funds and
subject to best execution, the Adviser may consider sales of shares of feeder funds as a factor in the selection of brokers and dealers to execute portfolio transactions for the Master Fund, however, whether or not a particular broker or dealer sells shares of a feeder fund neither fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Master Fund.

      The Master Fund anticipates that its brokerage transactions involving securities of issuers domiciled in countries other than the
United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Master Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less governmental supervision and regulation of foreign stock exchanges and brokers than in the United
States.

      Foreign equity securities may be held by the Master Fund in the form of Depository Receipts, or other securities convertible into foreign equity securities. Depository Receipts may be listed on stock exchanges or traded in over-the-counter markets in the United States or
Europe, as the case may be. American Depository Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each feeder fund are redeemable on a daily basis in U.S. dollars, the Master Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have significant effect on the Master Fund's portfolio strategies.

      Information about the brokerage commissions paid by the Master
Fund of OSM- Mercury Advisors Focus Growth Fund including commissions paid to Merrill Lynch, is set forth in the following table:

                                      Aggregate Brokerage
Commissions Paid
                                      Commissions Paid        To
                                      ----------------        ---
Merrill Lynch
-------------

Fiscal period ended November 30, 2001     $1,695,995
$75,819
Fiscal year ended November 30, 2002       $2,421,919
$161,190

      For the fiscal period ended November 30, 2002 the brokerage commissions paid to Merrill Lynch represented 6.66% of the aggregate brokerage commissions paid by the Master Fund and involved 6.92% of the
Master Fund's dollar amount of transactions involving payment of commissions.

      Information about the brokerage commissions paid by the Master
Fund of OSM- Mercury Advisors S&P 500 Index Fund including commissions paid to Merrill Lynch, is set forth in the following table:

                                      Aggregate Brokerage
Commissions Paid
                                      Commissions Paid        To
                                      ----------------        ---
Merrill Lynch
-------------

Fiscal period ended December 31, 2001     $90,754                 $0
Fiscal year ended December 31, 2002       $165,899                $862

      For the fiscal period ended December 31, 2002 the brokerage commissions paid to Merrill Lynch represented 0.52% of the aggregate brokerage commissions paid by the Trust and involved 0.29% of the
Trust's dollar amount of transactions involving payment of commissions.

      Because of the affiliation of Merrill Lynch with Mercury
Advisors, the Master Funds are prohibited from engaging in certain transactions involving Merrill Lynch, or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Each Master
Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment
Company Act, persons affiliated with the Master Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of the Master Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Master Fund that either comply with rules adopted by the Commission or with
interpretations of the Commission staff. The Master Fund(s) have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Master Funds also have retained an affiliated entity of the Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal period ended November 30, 2001 and for the fiscal year ended
November 30, 2002, that affiliated entity received $1,260 and $44,826, respectively in securities lending agent fees from the respective
Master Fund. That entity may, on behalf of a Master Fund, invest cash collateral received by that Master Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Adviser or its affiliates.

      Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and
(iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent
Section 11(a) would apply to Merrill Lynch acting as a broker for the
Master Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Master Fund and annual statements as to aggregate compensation will be provided to the Master Fund. Securities may be held by, or be appropriate investments for, the Master Fund as well as other funds or investment advisory clients of the Adviser or its affiliates.

      The Board of Trustees of each Master Fund has considered the possibility of seeking to recapture for the benefit of the Master Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Master
Fund to the Adviser. After considering all factors deemed relevant, the
Board of Trustees of the Master Fund made a determination not to seek such recapture. The Board of Trustees of the Master Fund will reconsider this matter from time to time.

      Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser or its affiliates when one or more clients of the Adviser or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a
Master Fund or other clients or funds for which the Adviser or an affiliate act as investment adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Brokerage Provisions of the Investment Advisory Agreements and the
Subadvisory Agreements - OSM - Jennison Growth Fund, OSM - QM Active
Balanced Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore
Millennium Growth Fund II.

    One of the duties of the Subadviser under the Subadvisory Agreement is to arrange the portfolio transactions for the Funds. Each Fund's investment advisory agreement with the Manager and the Subadvisory
Agreement contain provisions relating to the selection of
broker-dealers to effect each Fund's portfolio transactions. The
Manager and the Subadviser are authorized to select broker-dealers, including "affiliated" brokers, as that term is defined in the
Investment Company Act. They may employ broker-dealers that the Manager or the Subadviser thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of each of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

    The Manager and the Subadviser need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by their Board of Trustees.

    The Manager and the Subadviser may select brokers (other than affiliates) that provide brokerage and/or research services for the
Funds and/or the other accounts over which the Manager, the Subadviser or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Subadviser, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for each of the Fund's portfolio transactions, the Manager and the Subadviser may also consider sales of shares of each of the Funds and other investment companies for which the Manager or an affiliate serves as investment adviser.

    The Subadvisory Agreement permits the Subadviser to enter into
"soft-dollar" arrangements through the agency of third parties to obtain services for the Funds. Pursuant to these arrangements, the
Subadviser will undertake to place brokerage business with
broker-dealers who pay third parties that provide services. Any such
"soft-dollar" arrangements will be made in compliance with applicable law.

Brokerage Practices. Brokerage for the Funds is allocated subject to the provisions of the Investment Advisory Agreement and the Subadvisory
Agreement and the procedures and rules described above. Generally, the
Subadviser's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Subadviser's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market.
Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     Each Subadviser serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Subadviser to allocate purchase or sale transactions among the Fund it manages and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Subadviser considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Subadviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called
"free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of a Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, a Fund will normally deal directly with the selling or purchasing principal or market maker unless the Subadviser determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Funds seek to obtain prompt execution of these orders at the most favorable net price.

    The Investment Advisory Agreement and the Subadvisory Agreement
permit the Manager and the Subadviser to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Subadviser and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the respective Fund and one or more of the Subadviser's other accounts.
Investment research may be supplied to the Subadviser by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the
Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Subadviser. That research provides additional views and comparisons for consideration, and helps the Subadviser to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Subadviser provides information to the
Manager and the Board about the commissions paid to brokers furnishing such services, together with the Subadviser's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

--------------------------------------------------------------
       Total Brokerage Commissions Paid by the Funds1
--------------------------------------------------------------
--------------------------------------------------------------
                                Fiscal Period   Fiscal Year
Fund                            Ended 11/30/01     Ended
                                                 11/30/022
--------------------------------------------------------------
--------------------------------------------------------------
QM Active Balanced Fund             $1,475         $5,454
--------------------------------------------------------------
--------------------------------------------------------------
Jennison Growth Fund                $5,832        $22,425
--------------------------------------------------------------
--------------------------------------------------------------
Salomon Brothers All Cap Fund      $19,495        $356,961
--------------------------------------------------------------
--------------------------------------------------------------
Gartmore Millennium Growth         $11,810        $57,264
Fund II
--------------------------------------------------------------
1. Amounts do not include spreads or commissions on principal transactions on a net trade basis.
2. In the fiscal year ended 11/30/02, the amount of transactions directed to brokers for research services and the amount of the commissions paid to broker-dealers for those services were as follows:
----------------------------------------------------
                              Amount of  Amount of
Fund                          TransactionCommissions
----------------------------------------------------
----------------------------------------------------
QM Active Balanced Fund           $0         $0
----------------------------------------------------
----------------------------------------------------
Jennison Growth Fund           $120,448     $249
----------------------------------------------------
----------------------------------------------------
Salomon Brothers All Cap Fund  $699,824    $1,594
----------------------------------------------------
----------------------------------------------------
Gartmore Millennium Growth     $141,908     $293
Fund II
----------------------------------------------------

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement with each of the Funds, the
Distributor acts as each Fund's principal  underwriter in the continuous public offering of
each  Fund's  different  classes of shares.  The  Distributor  bears the expenses normally attributable
to sales,  including  advertising  and the cost of printing  and mailing prospectuses, other than those
furnished to existing shareholders.  The Distributor is not obligated to sell a specific number of
shares.  Expenses  normally  attributable  to  sales  are  borne  by the
   Distributor.

   The sales charges and concessions paid to, or retained by, the
Distributor from the sale of shares during the Funds' most recent fiscal year, and the contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent fiscal year are shown in the tables below.

--------------------------------------------------------------
                                      Aggregate   Class A
                               Fiscal Front-End   Front-End
                               Year   Sales       Sales
                               Ended  Charges     Charges
Fund                           11/30  on Class A  Retained by
                                      Shares      Distributor*
--------------------------------------------------------------
--------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $71,413     $23,220
Index Fund
--------------------------------------------------------------
--------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $7,624      $4,188
Fund
--------------------------------------------------------------
--------------------------------------------------------------
QM Active Balanced Fund        2002   $6,890      $1,094
--------------------------------------------------------------
--------------------------------------------------------------
Jennison Growth Fund           2002   $34,373     $10,966
--------------------------------------------------------------
--------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $62,590     $21,424
--------------------------------------------------------------
--------------------------------------------------------------
Gartmore Millennium Growth     2002   $2,876      $1,899
Fund II
--------------------------------------------------------------
Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.
*For fiscal year ended 12/31.

---------------------------------------------------------------------------------
                                      ConcessionsConcessionConcessions Concessions
                               Fiscal on Class A on Class  on Class C  on Class
                               Year   Shares     B Shares  Shares      N
                               Ended  Advanced   Advance   Advance by  Shares
Fund                           11/30  by         by        Distributor1Advance
                                      DistributorDistributor1          by
                                                                       Distributor1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $11,364    $130,765  $48,663     $130,233
Index Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $93        $9,049    $5,678      $1,055
Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
QM Active Balanced Fund        2002   $121       $14,392   $3,011      $2,750
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennison Growth Fund           2002   $1,016     $38,831   $15,462     $12,938
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $7,615     $91,244   $48,537     $49,699
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gartmore Millennium Growth     2002   $7         $4,524    $926        $279
Fund II
---------------------------------------------------------------------------------
*For fiscal year ended 12/31.
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

---------------------------------------------------------------------------------
                                      Class A    Class B   Class C     Class N
                                      Contingent ContingentContingent  Contingent
                                      Deferred   Deferred  Deferred    Deferred
                               Fiscal Sales      Sales     Sales       Sales
                               Year   Charges    Charges   Charges     Charges
                               Ended  Retained   Retained  Retained by Retained
Fund                           11/30  by         by        Distributor by
                                      DistributorDistributor           Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $0         $4,358    $2,608      $27,006
Index Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $0         $2,930    $118        $3
Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
QM Active Balanced Fund        2002   $0         $2,303    $168        $27
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennison Growth Fund           2002   $0         $3,447    $546        $530
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $0         $8,641    $2,017      $3,541
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gartmore Millennium Growth     2002   $0         $2,142    $8          $4
Fund II
---------------------------------------------------------------------------------
*For fiscal year ended 12/31.

Distribution and Service Plans. Each Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B,
Class C and Class N shares under Rule 12b-1 of the Investment Company
Act. Under those plans a Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan. The shareholder votes for the plans were cast by the Manager as the sole initial holder of the shares of each class of shares of each Fund.

      Under the plans, OppenheimerFunds, Inc. and the Distributor may make payments to affiliates and in their sole discretion, from time to time, may use their own resources (at no direct cost to the
Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from each Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the plan
continues in effect from year to year but only if each Fund's Board of
Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the
Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of each of the Funds automatically convert into Class A shares
72 months after purchase, each Fund must obtain the approval of both
Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the
Investment Company Act) of the shares of each Class, voting separately by class.

      While the plans are in effect, the Treasurer of each Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those Trustees of each Fund who are not "interested persons" of a Fund is committed to the discretion of the Independent
Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent
Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all
Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments  under the plans.

      |X| Class A Service Plan Fees. Under the Class A service plan,
the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, making the Funds' investment plans available and providing other services at the request of the Funds or the
Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the
Board has not yet done so except in the case of the special arrangement described below. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers. With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001
("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      During the first year the shares are sold, the Distributor retains the service fee to reimburse itself for the cost of
distributing the shares. For the fiscal year ended November 30, 2002
(December 31, 2002 for the Mercury Advisors S&P 500 Index Fund),
payments under the Class A Plan paid by the Distributor to recipients and to an affiliate of the Distributor were as follows:

--------------------------------------------------------------------------
                                     Payments   Retained by    Payments
Fund                                    to      Distributor     to an
                                    Recipients                Affiliate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Mercury Advisors S&P 500 Index        $12,489       $191         $540
Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Mercury Advisors Focus Growth Fund    $3,383        $0           $282
--------------------------------------------------------------------------
--------------------------------------------------------------------------
QM Active Balanced Fund               $281          $0           $60
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Jennison Growth Fund                  $2,332        $2           $349
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Salomon Brothers All Cap Fund         $12,376       $10          $814
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Gartmore Millennium Growth Fund II    $593          $0           $167
--------------------------------------------------------------------------

      Any unreimbursed expenses the Distributor incurs with respect to
Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A
Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and Distribution Plan
Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the
Funds under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. Each Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the
         resources of an affiliate,
o     employs personnel to support distribution of Class B, Class C and
         Class N shares, and
o     bears the costs of sales literature, advertising and prospectuses
         (other than those furnished to current shareholders) and state
         "blue sky" registration fees and certain other distribution expenses.
o     may not be able to adequately compensate dealers that sell Class
         B, Class C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other
         non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most
         competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and
         services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

   When Class B, Class C or Class N shares are sold without the designation of a broker-dealer,
the Distributor is automatically designated as the broker-dealer of record. In those cases, the
Distributor retains the service fee and asset-based sales charge paid on Class B, Class C and
Class N shares.

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the National
Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

-------------------------------------------------------------------------------------
    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 11/30/02*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                           Distributor'sDistributor's
                                        Total    Amount    Aggregate    Unreimbursed
                                        Payments Retained  Unreimbursed Expenses as
                                        Under    By        Expenses     %
Fund                         Class Plan Plan     DistributoUnder Plan   of Net
                                                                        Assets
                                                                        of Class
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mercury Advisors S&P 500     Class B    $29,212  $26,9021  $181,893     4.35%
Index Fund                   Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $35,829  $30,5782  $106,844     2.16%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $49,775  $48,1893  $392,192     3.00%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mercury Advisors Focus       Class B    $8,635   $6,8844   $60,326      7.65%
Growth Fund                  Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $4,529   $3,156    $81,033      12.31%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $257     $230      $48,561      67.66%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
QM Active Balanced Fund      Class B    $2,536   $2,3345   $40,973      9.00%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $4,667   $3,858    $26,366      5.06%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $731     $561      $14,271      4.44%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jennison Growth Fund         Class B    $6,176   $5,5966   $64,956      5.01%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $15,244  $12,2587  $315,521     14.38%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $5,143   $4,763    $111,848     8.52%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Salomon   Brothers  All  Cap Class B    $34,095  $30,7158  $163,386     3.78%
Fund                         Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $57,794  $38,4659  $121,309     1.77%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $15,207  $5,77010  $99,503      1.75%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Gartmore Millennium Growth   Class B    $1,479   $1,33911  $41,203      21.29%
Fund II                      Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $1,309   $1,025    $41,624      26.67%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $251     $23612    $5,037       7.40%
                             Plan
-------------------------------------------------------------------------------------
*For Mercury Advisors S&P 500 Index Fund this information is for the fiscal year ended 12/31/02.
1.  Includes $49 paid to an affiliate of the Distributor's parent company.
2.:  Includes$130 paid to an affiliate of the Distributor's parent company.
3.  Includes $35 paid to an affiliate of the Distributor's parent company.
4.  Includes $9 paid to an affiliate of the Distributor's parent company.
5.  Includes $4 paid to an affiliate of the Distributor's parent company.
6.  Includes $4 paid to an affiliate of the Distributor's parent company.
7.  Includes $170 paid to an affiliate of the Distributor's parent company.
8.  Includes $208 paid to an affiliate of the Distributor's parent company.
9.  Includes $120 paid to an affiliate of the Distributor's parent company.
10. Includes $1 paid to an affiliate of the Distributor's parent company.
11. Includes $2 paid to an affiliate of the Distributor's parent company.
12. Includes $1 paid to an affiliate of the Distributor's parent company.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses a variety of terms to illustrate its investment performance. Those terms include
"cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value."  An explanation of how total returns are calculated is set forth below. You can obtain current performance information by calling the Funds' Transfer Agent at 1.800.525.7048 or by visiting the
OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

      Each Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and Exchange
Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical
account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      |_| A Fund's performance returns do no reflect the effect of
taxes on dividends and capital gains distributions.

      |_| An investment in a Fund is not insured by the FDIC or any
other government agency.

      |_| The principal value of a Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

      |_| When an investor's shares are redeemed, they may be worth
more or less than their original cost.

      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of a Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure a Fund's performance. Total return is the change in value of a hypothetical investment in a Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten (10) years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period.
However, average annual total returns do not show actual year-by-year performance. A Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price)
is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. For Class N shares, the
1% contingent deferred sales charge is deducted for returns for the one year period. Class N total returns may also be calculated for the periods prior to 3/1/01 (the inception of Class N shares), based on the
Fund's Class A returns, adjusted to reflect the higher Class N 12b-1 fees. There is no sales charge on Class Y shares.

            |_| Average Annual Total Return. The "average annual total
return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

ERV        - 1 = Average Annual Total Return
---
l/n
   P

            |_| Cumulative Total Return. The "cumulative total return"
calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

 ERV - P  = Total Return
 ---------
    P

      |_| Average Annual Total Return (After Taxes on Distributions).
The "average annual total return (after taxes on distributions)" of
Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

ATVD        - 1 = Average Annual Total Return (After Taxes on
----
/n          Distributions)
  P

      |_| Average Annual Total Return (After Taxes on Distributions and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemptions)
  P

            |_| Total Returns at Net Asset Value. From time to time a
Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class
B, Class C or Class N shares. There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------
           The Funds' Total Returns for the Periods Ended 11/30/02*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               Class       Cumulative          Average Annual Total Returns

                 of       Total Returns
               Shares   (10 years or Life
Fund                        of Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                1-Year             5-Year
                                                             (or life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         After    Without   After   Without   After    Without
                         Sales     Sales    Sales    Sales    Sales     Sales
                        Charge    Charge    Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mercury       Class A  -35.95%1  -32.04%1  -27.62%  -23.21%  -21.15%1 -18.61%1
Advisors
S&P 500 Index
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -35.58%1  -32.90%1  -27.56%  -23.75%  -20.91%1 -19.17%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -33.00%1  -33.00%1  -24.54%  -23.78%  -19.23%1 -19.23%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -29.12%2  -29.12%2  -24.10%  -23.33%  -17.12%2 -17.12%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -31.52%1  -31.52%1  -23.06%  -23.06%  -18.29%1 -18.29%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mercury       Class A  -76.25%1  -74.80%1  -39.87%  -36.20%  -55.23%1 -53.72%1
Advisors
Focus Growth
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -76.10%1  -75.10%1  -39.66%  -36.48%  -55.07%1 -54.03%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -75.10%1  -75.10%1  -37.12%  -36.48%  -54.03%1 -54.03%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -69.57%2  -69.57%2  -36.68%  -36.04%  -49.38%2 -49.38%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -74.70%1  -74.70%1  -36.11%  -36.11%  -53.62%1 -53.62%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QM Active     Class A  -18.58%1  -13.61%1  -13.75%   -8.49%  -10.85%1  -7.85%1
Balanced
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -18.21%1  -14.83%1  -13.61%   -9.11%  -10.63%1  -8.58%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -14.76%1  -14.76%1  -10.02%   -9.12%  -8.54%1   -8.54%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -11.79%2  -11.79%2   -9.51%   -8.60%  -6.93%2   -6.93%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -13.22%1  -13.22%1   -8.27%   -8.27%  -7.62%1   -7.62%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jennison      Class A  -38.83%1  -35.10%1  -28.54%  -24.18%  -24.03%1 -21.47%1
Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -38.56%1  -36.00%1  -28.47%  -24.71%  -23.84%1 -22.08%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -36.00%1  -36.00%1  -25.37%  -24.62%  -22.08%  -22.08%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -31.75%2  -31.75%2  -25.05%  -24.30%  -19.64%2 -19.64%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -34.90%1  -34.90%1  -24.04%  -24.04%  -21.33%1 -21.33%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Salomon       Class A  -23.43%1  -18.75%1  -17.22%  -12.17%  -13.86%1 -10.96%1
Brothers
All Cap Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -23.08%1  -19.90%1  -17.08%  -12.75%  -13.65%1 -11.67%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -19.93%1  -19.93%1  -13.65%  -12.78%  -11.69%1 -11.69%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -17.91%2  -17.91%2  -13.17%  -12.30%  -10.68%2 -10.68%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -18.06%1  -18.06%1  -11.52%  -11.52%  -10.54%1 -10.54%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gartmore      Class A  -45.62%1  -42.30%1  -28.07%  -23.68%  -28.86%1 -26.46%1
Millennium
Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -45.38%1  -43.10%1  -28.02%  -24.23%  -28.68%1 -27.04%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -43.10%1  -43.10%1  -24.99%  -24.23%  -27.04%1 -27.04%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -36.76%2  -36.76%2  -24.67%  -23.90%  -23.07%2 -23.07%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -42.10%1  -42.10%1  -23.51%  -23.51%  -26.32%1 -26.32%1
--------------------------------------------------------------------------------
*For Mercury  Advisors S&P 500 Index Fund,  this is  information  is for the periods ended 12/31/02.
1. Inception of Class A, Class B, Class C and Class Y shares:  2/16/01
2. Inception of Class N shares:  3/1/01

----------------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge) For the
                             Periods Ended 11/30/02*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Fund                                   After Taxes on         After Taxes on
                                                          Distributions and Sale
                                       Distributions          of Fund Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                     1 Year     5 Years     1 Year     5 Years
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mercury Advisors S&P Index Fund      -27.73%    -21.21%1   -16.82%     -16.57%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mercury Advisors Focus Growth Fund   -39.87%    -55.23%1   -24.28%     -40.92%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
QM Active Balanced Fund              -14.10%    -11.05%1    -8.35%     -8.69%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jennison Growth Fund                 -28.54%    -24.03%1   -17.38%     -18.78%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Salomon Brothers All Cap Fund        -17.51%    -14.03%1   -10.46%     -11.02%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Gartmore Millennium Growth Fund      -28.07%    -28.86%1   -17.09%     -22.42%1
----------------------------------------------------------------------------------
*For Mercury  Advisors S&P 500 Index Fund,  this is  information  is for the periods ended 12/31/02.
1. Inception of Class A shares:  2/16/01

Other Performance Comparisons. Each Fund compares its performance annually to that of an appropriate broadly-based market index in its
Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. Each
Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time a Fund may publish the
ranking of the performance of its classes of shares by Lipper, Inc
("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks (i) the performance of the OSM -
Jennison Growth Fund and the OSM - Mercury Advisors Focus Growth Fund
against all other large cap growth funds, (ii) the performance of the
OSM - Mercury Advisors S&P 500 Index Fund against all other S&P 500
Index objective funds, (iii) the performance of the OSM - QM Active
Balanced Fund against all other balanced funds, (iv) the performance of the OSM - Salomon Brothers All Cap Fund against all other multi-cap value funds, and (v) the performance of the OSM - Gartmore Millennium
Growth Fund II against all other mid cap core funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings. From time to time a Fund may publish the star rating of the performance of its classes of shares by Morningstar,
Inc., an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector. Each Fund is rated among domestic stock funds.

      Morningstar proprietary star ratings reflect historical
risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10%
of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall
Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other Entities and
Publications. From time to time a Fund may include in its
advertisements and sales literature performance information about the
Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of a Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      From time to time, a Fund may publish rankings or ratings of the
Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

       From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other
Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of a Fund. Appendix C contains more information about the special sales charge arrangements offered by a Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $50 and shareholders must invest at least
                              ---
$500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the
Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock
Exchange ("the Exchange"). The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Funds are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of
Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower sales
charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your
            joint accounts, or for trust or custodial accounts on
            behalf of your children who are minors, and
o     Current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate
            that applies to current purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred
            sales charge to reduce the sales charge rate for current
            purchases of Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer   Quest  Opportunity  Value
Oppenheimer Convertible Securities Fund   Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester     National
Oppenheimer Discovery Fund                Municipals
Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Bond Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
                                          OSM1- Gartmore  Millennium  Growth Fund
Oppenheimer Limited-Term Government Fund  II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 - Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 - Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:
Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds described above except the money market funds and Oppenheimer Senior Floating Rate Fund. Under certain circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of a Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter. Letters of Intent do not consider
Class C or Class N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or Class A and
Class B shares of a Fund (and other Oppenheimer funds) during a
13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of a Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the
Letter will be made at the offering price (including the sales charge)
that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below
(those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the application used for a Letter of Intent. If those terms are amended, as they may be from time to time by a Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent will not hold shares in escrow for  purchases of  shares  of a Fund and other  Oppenheimer  funds by  OppenheimerFunds prototype  401(k)  plans  under a  Letter  of  Intent.  If the  intended
purchase   amount   under  a  Letter  of  Intent   entered  into  by  an
OppenheimerFunds  prototype  401(k) plan is not purchased by the plan by the end of the Letter of Intent  period,  there will be no adjustment of concessions  paid  to the  broker-dealer  or  financial  institution  of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the
Letter of Intent period. All of such purchases must be made through the
Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of a Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the 13-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the
Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the
Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a
            Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A or Class B shares acquired by exchange of either (1)
            Class A shares of one of the other Oppenheimer funds that
            were acquired subject to a Class A initial or contingent
            deferred sales charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired subject to a
            contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be
exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange
Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an
Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset Builder Plans, additional purchases will remain at
$25. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer
Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of a Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the
Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset
Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. A Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of a Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of
Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner &
Smith, Inc. ("Merrill Lynch") or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of a Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million. OppenheimerFunds has entered into arrangements with certain record keepers whereby the Transfer
Agent compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the record keeping fees charged by the retirement plan's record keeper, that compensation arrangement may be terminated at any time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase orders for a
Fund's shares (for example, when a purchase check is returned to a Fund unpaid) causes a loss to be incurred when the net asset values of that
Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The
Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the
Distributor may seek other redress.

Classes of Shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of a Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another. Class Y shares have no sales charges.

      The Distributor will not accept any order in the amount of
$500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of a Fund.

      |X| Class A Shares Subject to a Contingent Deferred Sales Charge.
For purchases of Class A shares at net asset value whether or not subject to a contingent deferred sales charge as described in the
Prospectus, no sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which
Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan. Additionally, that concession will not be paid on purchases of Class A shares by a retirement plan made with the redemption proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

      |X| Class B Conversion. Under current interpretations of
applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for
Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to the
description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),
o     to all rollover contributions made to Individual 401(k) plans,
            Profit-Sharing Plans and Money Purchase Pension Plans,
o     to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C to this
            Statement of Additional Information) which have entered
            into a special agreement with the Distributor for that
            purpose,
o     to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan
            sponsor for which has entered into a special agreement with the Distributor,
o     to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is
            $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and
o     to certain customers of broker-dealers and financial advisors that are identified in a special agreement between the
            broker-dealer or financial advisor and the Distributor for that purpose.

      The sales concession and the advance of the service fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the
            redemption proceeds of Class A shares of one or more
            Oppenheimer funds (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the
            redemption proceeds of  Class C shares of one or more
            Oppenheimer funds held by the plan for more than one year
            (other than rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA invested in the
            Oppenheimer funds), and
o     on purchases of Class N shares by an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan made with the redemption
            proceeds of Class A shares of one or more Oppenheimer funds.

      No sales concessions will be paid to the broker-dealer of record, as described in the Prospectus, on sales of Class N shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under that plan.

      |X| Allocation of Expenses. A Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are  not paid directly by shareholders.
However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of each Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of
Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and  service plan
(12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee is assessed on any account valued at less than $500. This fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the automatic conversion of shares from Class B to Class A shares;
o     Accounts with an active Asset Builder Plan, payroll deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts that are making continuing purchases;
o     Certain accounts held by broker-dealers through the National
      Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due solely to market fluctuations within the 12-month period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying accounts annually on or about the second to last business day of September. This annual fee is waived for any shareholders who elect to access their account documents through electronic document delivery rather than in paper copy and who elect to utilize the Internet or PhoneLink as their primary source for their general servicing needs. To sign up to access account documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com or call
                                 ------------------------
1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of a Fund are determined as of the close of business of the Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this Statement of Additional Information mean
"Eastern time." The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day.
Because a Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.
Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of the
Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Manager or the Adviser determines that the event is likely to effect a material change in the value of the security. For all of the Funds, except the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, if such determination is made, the Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting. For the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund, securities may be valued at their fair value as determined in good faith by the Board of Trustees of the applicable
Master Fund or by the Adviser using procedures approved by the Board of
Trustees of that Master Fund.

      |X| Securities Valuation. Each of the Fund's Board of Trustees
and theBoard of Trustees of the Master Fund (in the case of the OSM -
Mercury Advisors S&P 500 Index Fund or the OSM - Mercury Advisors Focus
Growth Fund) has established procedures for the valuation of each
Fund's securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities exchange or on
Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they are valued at the last reported sale price on the principal
               exchange on which they are traded or on Nasdaq, as
               applicable, on that day, or
(2)   if last sale information is not available on a valuation date, they are valued at the last reported sale price
               preceding the valuation date if it is within the spread
               of the closing "bid" and "asked" prices on the valuation
               date or, if not,  at the closing "bid" price on the
               valuation date.
o     Equity securities traded on a foreign securities exchange
generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)   at the last sale price obtained by the Manager or Adviser from the report of the principal exchange on which the
               security is traded at its last trading session on or
               immediately before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded
               or, on the basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked"
prices determined by a portfolio pricing service approved by each
Fund's Board of Trustees or the Board of Trustees of the Master Fund or
obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid"
and "asked" prices determined by a pricing service approved by each
Fund's Board of Trustees or the Board of Trustees of the Master Fund or
obtained by the Manager or Adviser, as the case may be, from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60
               days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity
               of 60 days or less.
o     The following securities are valued at cost, adjusted for
amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that
               have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a
               remaining maturity of 397 days or less.

      However, for the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Mercury Advisors Focus Growth Fund, obligations with remaining maturities of 60 days or less will not be valued at amortized cost if the Adviser believes that the method no longer produces fair valuations.

      |_| For the OSM - Mercury Advisors S&P 500 Index Fund and the OSM
- Mercury Advisors Focus Growth Fund, repurchase agreements will be valued at cost plus accrued interest.

o     Securities (including restricted securities) not having
readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no
"asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager or
Adviser, as the case may be, may use pricing services approved by the applicable Board of Trustees. The pricing service may use "matrix"
comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved
(such as the tax-exempt status of the interest paid by municipal securities). The Manager or Adviser, as the case may be, will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager or Adviser, as the case may be, by a bank, dealer or pricing service that the Manager or Adviser has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the applicable Board of Trustees or by the Manager or Adviser. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing
"bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager or
Adviser from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in a Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.
The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining a Fund's gain on
investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by a Fund expires, the Fund has a gain in the amount of the premium. If a Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If a Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the
Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds
wire of redemption proceeds may be delayed if each Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the
Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or
         Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of a Fund or any of the other Oppenheimer funds into which shares of a Fund are exchangeable as described in "How to Exchange
Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C, Class N or
Class Y shares. A Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the
Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of a Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of a Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of a Fund may determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of a Fund, in lieu of cash.

      Each Fund has elected to be governed by Rule 18f-1 under the
Investment Company Act. Under that rule, each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one
shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share."
That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. Each Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from
OppenheimerFunds-sponsored IRAs, SEP-IRAs, SIMPLE IRAs, 403(b)(7)
custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the
Transfer Agent at its address listed in "How To Sell Shares" in the
Prospectus or on the back cover of this Statement of Additional
Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the distribution is premature; and
(3)   conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors) in
OppenheimerFunds-sponsored pension or profit-sharing plans with shares of a Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P
(available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. Each Fund, the Manager, the
Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers.
The Distributor is each Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers.
Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of a
Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic
Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment.
Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having
AccountLink privileges (see "How To Buy Shares") may arrange to have
Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. Each Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.
Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B, Class C
and Class N shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the Class B, Class C or
Class N contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Funds and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the
Transfer Agent to exchange a pre-determined amount of shares of a Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the
OppenheimerFunds Application or signature-guaranteed instructions.
Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional Information.

      |X| Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet withdrawal  payments.  Shares acquired without a sales
charge  will  be  redeemed   first.   Shares  acquired  with  reinvested
dividends  and  capital  gains  distributions  will  be  redeemed  next, followed  by  shares  acquired  with  a  sales  charge,  to  the  extent necessary  to  make  withdrawal  payments.  Depending  upon  the  amount withdrawn,  the  investor's  principal  may be depleted.  Payments  made under these plans should not be  considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic
Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the
Transfer Agent. Neither a Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of a Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the
Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of a Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or
AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the
Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the
Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Funds. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the
Transfer Agent. A Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or a Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the
Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the
Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for a Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of
Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of
Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the
Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and
      Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer Limited Term Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves               Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Developing Markets Fund     Oppenheimer Senior Floating Rate Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund
      Oppenheimer International Small
      Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not be
      exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds.
      They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer
      Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal Fund may be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may not be
      exchanged for shares of Oppenheimer Money Market Fund, Inc.,
      Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government
      Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury Advisors S&P 500
      Index Fund and Oppenheimer Select Managers QM Active Balanced
      Fund are only available to retirement plans and are available only by exchange from the same class of shares of other
      Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the
      Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No
contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class
A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Rochester National Municipals and
Rochester Fund Municipals acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early
Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer
Money Market Fund, Inc. acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged
Class B shares.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged
Class C shares.

o     With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and
403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class
N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the
Prospectus for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. Each Fund reserves the
right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. Each Fund may accept requests for exchanges of up to 50 accounts per day from
representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by
telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted.
If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|  Processing  Exchange  Requests.  Shares to be  exchanged  are redeemed on the regular  business  day the  Transfer  Agent  receives an exchange  request  in proper  form (the  "Redemption  Date").  Normally, shares of the fund to be acquired are purchased on the Redemption  Date, but such  purchases  may be delayed by either  fund up to five  business days if it  determines  that it would be  disadvantaged  by an immediate transfer of the redemption  proceeds.  Each Fund reserves the right,  in its  discretion,  to refuse any exchange  request that may  disadvantage
it. For example,  if the receipt of multiple  exchange  requests  from a dealer might require the  disposition of portfolio  securities at a time or at a price that might be  disadvantageous  to the Fund,  the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or
Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account in
Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange.
For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another.
"Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. Each Fund, the
Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Each Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of each Fund's portfolio, and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and
Class N shares are expected to be lower than dividends on Class A and
Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the redemption of each
Fund shares represented by checks returned to the Transfer Agent by the
Postal Service as undeliverable will be invested in shares of
Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer
Agent, to enable the investor to earn a return on otherwise idle funds.
Unclaimed accounts may be subject to state escheatment laws, and each
Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Funds' Dividends, Distributions and Redemptions of
Shares. The federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders.

      The tax discussion in the Prospectus and this Statement of
Additional Information is based on tax law in effect on the date of the
Prospectus and this Statement of Additional Information. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the treatment under the
Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

      |X| Qualification as a Regulated Investment Company. Each Fund
has elected to be taxed as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to
"pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from a Fund (unless their
Fund shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of complex tests relating to qualification that a Fund might not meet in a particular year. If it did not qualify as a regulated investment company, a Fund would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a Fund must
distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. A Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, a Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

      In addition to satisfying the requirements described above, a
Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of a Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those issuers, a Fund must not have invested more than 5% of the value of a
Fund's total assets in securities of each such issuer and a Fund must not hold more than 10% of the outstanding voting securities of each such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S.
government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

      |X| Excise Tax on Regulated Investment Companies. Under the
Internal Revenue Code, by December 31 each year, a Fund must distribute
98% of its taxable investment income earned from January 1 through
December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, a Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Funds will meet those requirements. To meet this requirement, in certain circumstances a Fund might be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts.
That would reduce the amount of income or capital gains available for distribution to shareholders.

      |X| Taxation of Fund Distributions. A Fund anticipates
distributing substantially all of its investment company taxable income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code govern the eligibility of a Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by a Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that a Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent a
Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net long term capital gains are distributed and designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly identified in reports sent to shareholders in January of each year. Such treatment will apply no matter how long the shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. As a result, each shareholder will be required to report his or her pro rata share of such gain on their tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as a return of capital to the extent of the shareholder's tax basis in their shares.
Any excess will be treated as gain from the sale of those shares, as discussed below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or deemed made)
during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).
Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      The Fund will be required in certain cases to withhold 30% (29%
for payments after December 31, 2003) of ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct
                                                                -------
taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      |X| Tax Effects of Redemptions of Shares. If a shareholder
redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

      |X| Foreign Shareholders. Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered
"effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. All income and any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in March of each year.

      If the ordinary income dividends from the Fund are effectively
                                                     ---
connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status.

      If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 30% (29% for payments after December 31, 2003) on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. All income and any tax withheld (in this situation) by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to shareholders in January of each year.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may
elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds
(other than Oppenheimer Cash Reserves) may be invested in shares of these Funds on the same basis.

Additional Information About the Fund

The Distributor. Each Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with
OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Funds' Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Funds' Transfer
Agent, is a division of the Manager. It is responsible for maintaining the Funds' shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.
Shareholders should direct inquiries about their accounts to the
Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of each Fund's assets.
The custodian's responsibilities include safeguarding and controlling each Fund's portfolio securities and handling the delivery of such securities to and from each Fund. It is the practice of each Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. Each Fund's cash balances with the custodian in excess of
$100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of each Fund. They audit each Fund's financial statements and perform other related audit services. They also act as auditors for
[the Manager and for certain other funds advised by the Manager and its affiliates.

License Agreement. Under a separate agreement, Merrill Lynch affiliates have granted the Trust, on behalf of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth Fund, the right to use the "Mercury" name and has reserved the right to withdraw its consent to the use of such name by either Fund under certain circumstances or to grant the use of such name to any other company.

Financial Statements. The audited financial statements for the Master
Focus Twenty Trust are incorporated in this Statement of Additional
Information by reference to the 2002 annual report to shareholders of
Mercury Focus Twenty Fund, Inc. You may request a copy of that annual report at no charge by calling 888.763.2260 between 8:00 a.m. and 8:00
p.m. Eastern time on any business day. The audited financial statements for the Quantitative Master Series Trust - Master S&P 500 Index Series
are incorporated in this Statement of Additional Information by reference to the 2002 annual report to shareholders of the Quantitative
Master Series Trust - Master S&P 500 Index Series, and the unaudited financial statements for the Quantitative Master Series Trust - Master
S&P 500 Index Series are incorporated in this Statement of Additional
Information by reference to the June 30, 2002 semi-annual report to shareholders of the Quantitative Master Series Trust - Master S&P 500
Index Series. You may request a copy of that annual and semi-annual report at no charge by calling 888.763.2260 between 8:00 a.m. and 8:00
p.m. Eastern time on any business day.
INDEPENDENT AUDITORS' REPORT --------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Oppenheimer Select Managers Salomon Brothers All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Salomon Brothers All Cap Fund, which is a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Salomon Brothers All Cap Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP ------------------------- Deloitte & Touche LLP Denver, Colorado December 20, 2002 STATEMENT OF INVESTMENTS November 30, 2002 Market Value Shares See Note 1 -------------------------------------------------------------------------------- Common Stocks--89.3% -------------------------------------------------------------------------------- Consumer Discretionary--21.8% -------------------------------------------------------------------------------- Hotels, Restaurants & Leisure--1.9% Extended Stay America, Inc. 1 8,500 $ 118,915 -------------------------------------------------------------------------------- McDonald's Corp. 17,100 316,350 ------------ 435,265 -------------------------------------------------------------------------------- Household Durables--0.7% Clayton Homes, Inc. 6,000 80,880 -------------------------------------------------------------------------------- Fleetwood Enterprises, Inc. 1 11,300 93,112 ------------ 173,992 -------------------------------------------------------------------------------- Leisure Equipment & Products--2.1% Eastman Kodak Co. 7,500 276,900 -------------------------------------------------------------------------------- Hasbro, Inc. 17,500 224,350 ------------ 501,250 -------------------------------------------------------------------------------- Media--12.7% AOL Time Warner, Inc. 1 30,000 491,100 -------------------------------------------------------------------------------- Cablevision Systems New York Group, Cl. A 1 17,107 289,279 -------------------------------------------------------------------------------- Comcast Corp., Cl. A Special, Non-Vtg. 1 16,500 376,200 -------------------------------------------------------------------------------- Disney (Walt) Co. 18,500 366,670 -------------------------------------------------------------------------------- Liberty Media Corp., Cl. A 1 51,000 538,560 -------------------------------------------------------------------------------- Metro-Goldwyn-Mayer, Inc. 1 20,000 285,000 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR 9,700 272,570 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR, Preference 15,700 373,817 ------------ 2,993,196 -------------------------------------------------------------------------------- Multiline Retail--3.5% Costco Wholesale Corp. 1 15,900 513,570 -------------------------------------------------------------------------------- Federated Department Stores, Inc. 1 9,800 320,264 ------------ 833,834 -------------------------------------------------------------------------------- Specialty Retail--0.9% Home Depot, Inc. 8,300 219,286 -------------------------------------------------------------------------------- Consumer Staples--0.5% -------------------------------------------------------------------------------- Food Products--0.5% Archer-Daniels-Midland Co. 9,700 129,301 -------------------------------------------------------------------------------- Energy--4.8% -------------------------------------------------------------------------------- Energy Equipment & Services--1.6% GlobalSantaFe Corp. 7,700 197,274 -------------------------------------------------------------------------------- Schlumberger Ltd. 4,100 181,425 ------------ 378,699 9 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS CONTINUED Market Value Shares See Note 1 -------------------------------------------------------------------------------- Oil & Gas--3.2% Amerada Hess Corp. 1,600 $ 89,600 -------------------------------------------------------------------------------- Anadarko Petroleum Corp. 5,500 259,600 -------------------------------------------------------------------------------- ChevronTexaco Corp. 6,000 402,180 ------------ 751,380 -------------------------------------------------------------------------------- Financials--12.9% -------------------------------------------------------------------------------- Banks--1.0% Bank One Corp. 5,900 232,991 -------------------------------------------------------------------------------- Diversified Financials--3.4% American Express Co. 10,600 412,658 -------------------------------------------------------------------------------- Countrywide Financial Corp. 8,200 404,260 ------------ 816,918 -------------------------------------------------------------------------------- Insurance--8.5% AMBAC Financial Group, Inc. 5,000 312,550 -------------------------------------------------------------------------------- Chubb Corp. 6,000 351,600 -------------------------------------------------------------------------------- Hartford Financial Services Group, Inc. 5,000 245,300 -------------------------------------------------------------------------------- MBIA, Inc. 5,100 231,948 -------------------------------------------------------------------------------- MGIC Investment Corp. 5,000 233,350 -------------------------------------------------------------------------------- Radian Group, Inc. 4,100 167,690 -------------------------------------------------------------------------------- St. Paul Cos., Inc. 12,500 465,500 ------------ 2,007,938 -------------------------------------------------------------------------------- Health Care--13.3% -------------------------------------------------------------------------------- Biotechnology--1.7% Aphton Corp. 1 8,600 23,048 -------------------------------------------------------------------------------- Enzo Biochem, Inc. 11,500 166,750 -------------------------------------------------------------------------------- Wyeth 5,500 211,365 ------------ 401,163 -------------------------------------------------------------------------------- Pharmaceuticals--11.6% Abbott Laboratories 11,000 481,580 -------------------------------------------------------------------------------- Bristol-Myers Squibb Co. 15,300 405,450 -------------------------------------------------------------------------------- Elan Corp. plc, ADR 1 55,000 134,200 -------------------------------------------------------------------------------- ICN Pharmaceuticals, Inc. 8,300 97,525 -------------------------------------------------------------------------------- Johnson & Johnson 5,400 307,908 -------------------------------------------------------------------------------- Merck & Co., Inc. 3,900 231,699 -------------------------------------------------------------------------------- Novartis AG, ADR 12,700 482,600 -------------------------------------------------------------------------------- Pfizer, Inc. 8,300 261,782 -------------------------------------------------------------------------------- Schering-Plough Corp. 15,700 355,762 ------------ 2,758,506 10 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Industrials--4.8% -------------------------------------------------------------------------------- Aerospace & Defense--1.8% Honeywell International, Inc. 7,700 $ 199,199 -------------------------------------------------------------------------------- Raytheon Co. 7,700 224,609 ------------ 423,808 -------------------------------------------------------------------------------- Commercial Services & Supplies--1.8% Waste Management, Inc. 17,100 426,132 -------------------------------------------------------------------------------- Machinery--1.2% Deere & Co. 2,800 143,220 -------------------------------------------------------------------------------- Ingersoll-Rand Co., Cl. A 3,100 143,220 ------------ 286,440 -------------------------------------------------------------------------------- Information Technology--20.0% -------------------------------------------------------------------------------- Communications Equipment--7.0% 3Com Corp. 1 84,000 432,600 -------------------------------------------------------------------------------- Lucent Technologies, Inc. 1 131,300 229,775 -------------------------------------------------------------------------------- Motorola, Inc. 29,700 337,986 -------------------------------------------------------------------------------- Nokia Corp., Sponsored ADR, A Shares 20,900 401,489 -------------------------------------------------------------------------------- Telefonaktiebolaget Ericsson (L.M.), Sponsored ADR 1 26,760 263,051 ------------ 1,664,901 -------------------------------------------------------------------------------- Computers & Peripherals--2.9% Electronics for Imaging, Inc. 1 8,000 141,520 -------------------------------------------------------------------------------- Hewlett-Packard Co. 16,300 317,524 -------------------------------------------------------------------------------- Maxtor Corp. 1 40,000 216,800 ------------ 675,844 -------------------------------------------------------------------------------- Electronic Equipment & Instruments--2.8% Agilent Technologies, Inc. 1 13,800 267,858 -------------------------------------------------------------------------------- Solectron Corp. 1 85,000 392,700 ------------ 660,558 -------------------------------------------------------------------------------- Internet Software & Services--0.8% RealNetworks, Inc. 1 40,000 154,400 -------------------------------------------------------------------------------- Register.com, Inc. 1 10,900 46,652 ------------ 201,052 -------------------------------------------------------------------------------- IT Consulting & Services--1.7% Unisys Corp. 1 35,000 392,000 -------------------------------------------------------------------------------- Semiconductor Equipment & Products--4.3% Intel Corp. 14,000 292,320 -------------------------------------------------------------------------------- Lattice Semiconductor Corp. 1 22,000 220,000 -------------------------------------------------------------------------------- LSI Logic Corp. 1 33,500 277,715 11 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Semiconductor Equipment & Products Continued Taiwan Semiconductor Manufacturing Co. Ltd., ADR 25,400 $ 233,680 ------------ 1,023,715 -------------------------------------------------------------------------------- Software--0.5% Micromuse, Inc. 1 26,000 116,740 -------------------------------------------------------------------------------- Materials--5.6% -------------------------------------------------------------------------------- Chemicals--2.2% Cabot Corp. 6,500 164,645 -------------------------------------------------------------------------------- Dow Chemical Co. 7,600 242,440 -------------------------------------------------------------------------------- Engelhard Corp. 4,700 113,928 ------------ 521,013 -------------------------------------------------------------------------------- Metals & Mining--1.8% Alcoa, Inc. 15,000 383,250 -------------------------------------------------------------------------------- Brush Wellman, Inc. 1 5,300 32,065 ------------ 415,315 -------------------------------------------------------------------------------- Paper & Forest Products--1.6% Weyerhaeuser Co. 7,300 383,980 -------------------------------------------------------------------------------- Telecommunication Services--4.7% -------------------------------------------------------------------------------- Diversified Telecommunication Services--3.0% Nippon Telegraph & Telephone Corp., ADR 13,000 254,150 -------------------------------------------------------------------------------- SBC Communications, Inc. 16,000 456,000 ------------ 710,150 -------------------------------------------------------------------------------- Wireless Telecommunication Services--1.7% Vodafone Group plc, Sponsored ADR 20,900 391,875 -------------------------------------------------------------------------------- Utilities--0.9% -------------------------------------------------------------------------------- Gas Utilities--0.9% El Paso Corp. 25,000 213,000 ------------ Total Common Stocks (Cost $23,046,816) 21,140,242 12 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND Principal Market Value Amount See Note 1 -------------------------------------------------------------------------------- Convertible Corporate Bonds and Notes--1.6% American Tower Corp., 2.25% Cv. Nts., 10/15/09 (Cost $355,783) $ 500,000 $ 372,500 -------------------------------------------------------------------------------- Joint Repurchase Agreements--8.8% Undivided interest of 0.46% in joint repurchase agreement (Market Value $453,323,000) with Banc One Capital Markets, Inc., 1.29%, dated 11/29/02, to be repurchased at $2,080,224 on 12/2/02, collateralized by U.S. Treasury Nts., 1.875%--7%, 3/31/03--8/15/11, witH a value of $408,234,710 and U.S. Treasury Bonds, 6.25%--10.625%, 8/15/15--8/15/23, with a value of $55,304,803 (Cost $2,080,000) 2,080,000 2,080,000 -------------------------------------------------------------------------------- Total Investments, at Value (Cost $25,482,599) 99.7% 23,592,742 -------------------------------------------------------------------------------- Other Assets Net of Liabilities 0.3 77,725 ----------------------------- Net Assets 100.0% $23,670,467 ============================= Footnotes to Statement of Investments 1. Non-income producing security. See accompanying Notes to Financial Statements. 13 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2002 --------------------------------------------------------------------- Assets Investments, at value (cost $25,482,599)-- see accompanying statement $ 23,592,742 --------------------------------------------------------------------- Cash 7,016 --------------------------------------------------------------------- Receivables and other assets: Investments sold 59,061 Interest and dividends 32,420 Shares of beneficial interest sold 20,326 Other 1,912 ------------- Total assets 23,713,477 ---------------------------------------------------------------------

Liabilities Payables and other liabilities:

Shareholder reports 10,170 Transfer and shareholder servicing agent fees 9,147 Legal, auditing and other professional fees 7,746 Distribution and service plan fees 6,312 Investments purchased 4,806 Shares of beneficial interest redeemed 2,046 Trustees' compensation 326 Other 2,457 ------------- Total liabilities 43,010 --------------------------------------------------------------------- Net Assets $ 23,670,467 ============= --------------------------------------------------------------------- Composition of Net Assets Paid-in capital $ 28,029,517 --------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (2,469,193) --------------------------------------------------------------------- Net unrealized depreciation on investments and translation of asset and liabilities denominated in foreign currencies (1,889,857) ------------- Net Assets $ 23,670,467 ============= 14 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND ---------------------------------------------------------------------- Net Asset Value Per Share Class A Shares: Net asset value and redemption price per share (based on net assets of $6,774,546 and 841,303 shares of beneficial interest outstanding) $8.05 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $8.54 ---------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,325,199 and 543,668 shares of beneficial interest outstanding) $7.96 ----------------------------------------------------------------------

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,872,361 and 864,608 shares of beneficial interest outstanding) $7.95 ----------------------------------------------------------------------

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,697,551 and 712,389 shares of beneficial interest outstanding) $8.00 ----------------------------------------------------------------------

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $810 and 100 shares of beneficial interest outstanding)

$8.10 See accompanying Notes to Financial Statements. 15 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF OPERATIONS For the Year Ended November 30, 2002 -------------------------------------------------------------------------------- Investment Income Dividends (net of foreign withholding taxes of $2,919) $ 192,958 -------------------------------------------------------------------------------- Interest 60,190 ------------- Total investment income 253,148 -------------------------------------------------------------------------------- Expenses Management fees 238,043 --------------------------------------------------------------------------------

Distribution and service plan fees:

Class A 12,376 Class B 34,095 Class C 57,794 Class N 15,207 --------------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 40,614 Class B 15,879 Class C 24,684 Class N 13,454 Class Y 863 -------------------------------------------------------------------------------- Shareholder reports 22,805 -------------------------------------------------------------------------------- Trustees' compensation 4,126 -------------------------------------------------------------------------------- Custodian fees and expenses 236 -------------------------------------------------------------------------------- Other 14,996 -------------

Total expenses 495,172 Less voluntary reimbursement of expenses (44,330) Less voluntary waiver of transfer and shareholder servicing agent fees--Classes A, B, C and N (16,433) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (863) ------------- Net expenses 433,546 -------------------------------------------------------------------------------- Net Investment Loss (180,398)

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments (2,085,922) Foreign currency transactions 729 ------------- Net realized loss (2,085,193) --------------------------------------------------------------------------------

Net change in unrealized depreciation on:

Investments (1,552,018) Translation of assets and liabilities denominated in foreign currencies (253) Net change (1,552,271) ------------- Net realized and unrealized loss (3,637,464) -------------------------------------------------------------------------------- Net Decrease in Net Assets Resulting from Operations $(3,817,862) ============= See accompanying Notes to Financial Statements. 16 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS Year Ended November 30, 2002 2001 1 -------------------------------------------------------------------------------- Operations Net investment income (loss) $ (180,398) $ 103,450 -------------------------------------------------------------------------------- Net realized loss (2,085,193) (384,050) -------------------------------------------------------------------------------- Net change in unrealized depreciation (1,552,271) (337,586) --------------------------- Net decrease in net assets resulting from operations (3,817,862) (618,186) --------------------------------------------------------------------------------

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A (82,700) -- Class B (14,442) -- Class C (28,229) -- Class N (8,740) -- Class Y (11) -- --------------------------------------------------------------------------------

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:

Class A 143,096 9,139,908 Class B 2,802,559 2,154,215 Class C 4,079,221 3,823,011 Class N 5,419,588 662,039 Class Y -- -- -------------------------------------------------------------------------------- Net Assets Total increase 8,492,480 15,160,987 -------------------------------------------------------------------------------- Beginning of period 15,177,987 17,000 2 --------------------------- End of period [including accumulated net investment income of $105,757 for the period ended November 30, 2001] $23,670,467 $15,177,987 =========================== 1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Reflects the value of the Manager's initial seed money investment at December 22, 2000. See accompanying Notes to Financial Statements. 17 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%
1. For the period from March 1, 2001 (inception of offering) to November 30, 2001. 2. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 19 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Select Managers Salomon Brothers All Cap Fund (the Fund), a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. (the Sub-Advisor).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held

20 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

        During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2009 $ 167,424 2010 2,019,897 Total $2,187,321 ==========

As of November 30, 2002, the Fund had approximately $282,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of

21 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $208,799, a decrease in overdistributed net investment income of $208,763, and a decrease in accumulated net realized loss on investments of $36. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended November 30, 2002 and the period ended November 30, 2001 was as follows:

Year Ended Period Ended November 30, 2002 November 30, 2001 Distributions paid from: Ordinary income $134,122 $-- Long-term capital gain -- -- Return of capital -- -- --------------------------- Total $134,122 $-- ===========================

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss $(2,469,193) Net unrealized depreciation (1,889,857)

Total $(4,359,050) ============ --------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 22 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAPFUND -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Year Ended November 30, 2002  Period Ended November 30, 2001 1
                                               Shares            Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------

Class A
Sold                                          629,798       $ 5,376,405          957,273       $9,291,205
Dividends and/or
distributions reinvested                        4,288            39,537               --               --
Redeemed                                     (735,506)       (5,272,846)         (15,950)        (151,297)
                                             --------------------------------------------------------------
Net increase (decrease)                      (101,420)       $  143,096          941,323       $9,139,908
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class B
Sold                                          412,196       $ 3,515,598          241,090       $2,298,825
Dividends and/or
distributions reinvested                        1,486            13,648               --               --
Redeemed                                      (95,522)         (726,687)         (15,682)        (144,610)
                                             --------------------------------------------------------------
Net increase                                  318,160        $2,802,559          225,408       $2,154,215
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class C
Sold                                          680,933       $ 5,766,521          408,168       $3,842,581
Dividends and/or  distributions reinvested      2,928            26,858               --               --
Redeemed                                     (225,394)       (1,714,158)          (2,127)         (19,570)
                                             --------------------------------------------------------------
Net increase                                  458,467        $4,079,221          406,041       $3,823,011
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class N
Sold                                          781,100       $ 6,523,549           72,245       $  667,732
Dividends and/or  distributions reinvested        951             8,731               --               --
Redeemed                                     (141,274)       (1,112,692)            (633)          (5,693)
                                             --------------------------------------------------------------
Net increase                                  640,777        $5,419,588           71,612       $  662,039
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class Y
Sold                                               --       $        --               --       $       --
Dividends and/or
 distributions reinvested                          --                --               --               --
Redeemed                                           --                --               --               --
                                             --------------------------------------------------------------
Net increase (decrease)                            --       $        --               --       $       --
                                             ==============================================================
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares. -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $36,483,792 and $24,209,558, respectively.

23 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities Continued

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $25,482,599 was composed of:

Gross unrealized appreciation $ 1,405,691 Gross unrealized depreciation (3,295,548) ------------ Net unrealized depreciation $(1,889,857) ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

-------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of average annual net assets in excess of $100 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time. -------------------------------------------------------------------------------- Sub-Advisor Fees. The Manager has retained Salomon Brothers Asset Management, Inc. as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $125,900 to the Sub-Advisor. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

        Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. 24 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A     Concessions      Concessions    Concessions        Concessions
                        Front-End      Front-End      on Class A       on Class B     on Class C         on Class N
                    Sales Charges  Sales Charges          Shares           Shares         Shares             Shares
                       on Class A    Retained by     Advanced by      Advanced by    Advanced by        Advanced by
Year Ended                 Shares    Distributor   Distributor 1    Distributor 1  Distributor 1      Distributor 1
-------------------------------------------------------------------------------------------------------------------

November 30, 2002         $62,590        $21,424          $7,615          $91,244        $48,537            $49,699
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Retained by Retained by Retained by Retained by Year Ended Distributor Distributor Distributor Distributor -------------------------------------------------------------------------------- November 30, 2002 $-- $8,641 $2,017 $3,541 --------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $12,376, all of which were paid by the Distributor to recipients, and included $814 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class -------------------------------------------------------------------------------- Class B Plan $34,095 $30,715 $163,386 3.78% Class C Plan 57,794 38,465 121,309 1.77 Class N Plan 15,207 5,770 99,503 1.75 -------------------------------------------------------------------------------- 5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to

25 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 5. Foreign Currency Contracts Continued

settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

-------------------------------------------------------------------------------- 6. Borrowing and Lending Arrangements

Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

--------------------------------------------------------------------------------

Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day’s notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.

        The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

26 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND A-6 Appendix A Ratings Definitions Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations. Moody's Investors Service, Inc. ("Moody's") LONG-TERM (TAXABLE) BOND RATINGS Aaa: Bonds rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues. Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities. A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa: Bonds rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well. Ba: Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B: Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C: Bonds rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol. SHORT-TERM RATINGS - TAXABLE DEBT These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding one year: Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations. Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime: Issuer does not fall within any Prime rating category. Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc. LONG-TERM ISSUE CREDIT RATINGS AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA: Bonds rated "AA" differ from the highest rated bonds only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. A: Bonds rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. BBB: Bonds rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, and C Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB: Bonds rated "BB" are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B: Bonds rated "B" are more vulnerable to nonpayment than bonds rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. CCC: Bonds rated "CCC" are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. CC: Bonds rated "CC" are currently highly vulnerable to nonpayment. C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. D: Bonds rated "D" are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks. SHORT-TERM ISSUE CREDIT RATINGS A-1: A short-term bond rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2: A short-term bond rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3: A short-term bond rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B: A short-term bond rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. C: A short-term bond rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. D: A short-term bond rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Fitch, Inc. INTERNATIONAL LONG-TERM CREDIT RATINGS Investment Grade: AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category. Speculative Grade: BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default. DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations. Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below). INTERNATIONAL SHORT-TERM CREDIT RATINGS F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature. F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings. F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade. B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D: Default. Denotes actual or imminent payment default. B-1 Appendix B Industry Classifications Aerospace & Defense Household Products Air Freight & Couriers Industrial Conglomerates Airlines Insurance Auto Components Internet & Catalog Retail Automobiles Internet Software & Services Banks Information Technology Consulting & Services Beverages Leisure Equipment & Products Biotechnology Machinery Building Products Marine Chemicals Media Commercial Services & Supplies Metals & Mining Communications Equipment Multiline Retail Computers & Peripherals Multi-Utilities Construction & Engineering Office Electronics Construction Materials Oil & Gas Containers & Packaging Paper & Forest Products Distributors Personal Products Diversified Financials Pharmaceuticals Diversified Telecommunication Services Real Estate Electric Utilities Road & Rail Electrical Equipment Semiconductor Equipment & Products Electronic Equipment & Instruments Software Energy Equipment & Services Specialty Retail Food & Drug Retailing Textiles & Apparel Food Products Tobacco Gas Utilities Trading Companies & Distributors Health Care Equipment & Supplies Transportation Infrastructure Health Care Providers & Services Water Utilities Hotels Restaurants & Leisure Wireless Telecommunication Services Household Durables C-11 Appendix C OppenheimerFunds Special Sales Charge Arrangements and Waivers In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds. For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: 1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, 2) non-qualified deferred compensation plans, 3) employee benefit plans3 4) Group Retirement Plans4 5) 403(b)(7) custodial plan accounts 6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request. I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases ------------------------------------------------------------------------ Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies). There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more. |_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: 1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or 2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases. |_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: 1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments"). 2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments. 3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). II. Waivers of Class A Sales Charges of Oppenheimer Funds ------------------------------------------------------------------------ A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included. |_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). |_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. |_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients. |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares. |_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons. |_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts. |_| A unit investment trust that has entered into an appropriate agreement with the Distributor. |_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services. |_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. |_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995. |_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996. B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party. |_| Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor. |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver. |_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. |_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually. |_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus). |_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established. 2) To return excess contributions. 3) To return contributions made due to a mistake of fact. 4) Hardship withdrawals, as defined in the plan.6 5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries. 9) Separation from service.7 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. 11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. |_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. |_| For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. |_| For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds -------------------------------------------------------------------------- The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below. A. Waivers for Redemptions in Certain Cases. The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus. |_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. |_| The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration. |_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver. |_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch. |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose. |_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds. |_| Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes: 1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. 2) To return excess contributions made to a participant's account. 3) To return contributions made due to a mistake of fact. 4) To make hardship withdrawals, as defined in the plan.9 5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code. 6) To meet the minimum distribution requirements of the Internal Revenue Code. 7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. 8) For loans to participants or beneficiaries.10 9) On account of the participant's separation from service.11 10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor. 11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. 12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually. 13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually. 14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver. |_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually. B. Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: |_| Shares sold to the Manager or its affiliates. |_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. |_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees. IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds ------------------------------------------------------------------------ The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include: Oppenheimer Quest Value Fund, Inc. Oppenheimer Small Cap Value Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Quest Global Value Fund, Inc. Oppenheimer Quest Opportunity Value Fund These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995: Quest for Value U.S. Government Income Fund Quest for Value New York Tax-Exempt Fund Quest for Value Investment Quality Income Fund Quest for Value National Tax-Exempt Fund Quest for Value Global Income Fund Quest for Value California Tax-Exempt Fund All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or |_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995. A. Reductions or Waivers of Class A Sales Charges. |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders. Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. -------------------------------------------------------------------------------- Initial Sales Initial Sales Charge Concession as Number of Eligible Charge as a % of as a % of Net Amount % of Offering Employees or Members Offering Price Invested Price -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- 9 or Fewer 2.50% 2.56% 2.00% -------------------------------------------------------------------------------- -------------------------------------------------------------------------------- At least 10 but not 2.00% 2.04% 1.60% more than 49 -------------------------------------------------------------------------------- ------------------------------------------------------------------------ For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus. Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor. |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges: o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds. o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds. |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund: Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law. B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers. |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts. |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption. V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc. --------------------------------------------------------------------- The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): Oppenheimer U. S. Government Trust, Oppenheimer Bond Fund, Oppenheimer Value Fund and Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds: Connecticut Mutual Liquid Account Connecticut Mutual Total Return Account Connecticut Mutual Government Securities Account CMIA LifeSpan Capital Appreciation Account Connecticut Mutual Income Account CMIA LifeSpan Balanced Account Connecticut Mutual Growth Account CMIA Diversified Income Account A. Prior Class A CDSC and Class A Sales Charge Waivers. |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first). Those shareholders who are eligible for the prior Class A CDSC are: 1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and 2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC. |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: 1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged; 2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more; 3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; 4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies; 5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and 6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above. Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund. B. Class A and Class B Contingent Deferred Sales Charge Waivers. In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: 1) by the estate of a deceased shareholder; 2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code; 3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; 4) as tax-free returns of excess contributions to such retirement or employee benefit plans; 5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company; 6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; 7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund; 8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or 9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund. VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc. ------------------------------------------------------------------------ Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%. VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund ------------------------------------------------------------------------ Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: |_| the Manager and its affiliates, |_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees, |_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose, |_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, |_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications, |_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and |_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services. Oppenheimer Select Managers Internet Web Site: www.oppenheimerfunds.com ------------------------ Investment Adviser for OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury Advisors Focus Growth Fund Mercury Advisors 800 Scudders Mill Road Plainsboro, New Jersey 08536 Investment Adviser for OSM - QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund and OSM - Gartmore Millennium Growth Fund II OppenheimerFunds, Inc. 498 Seventh Avenue New York, New York 10018 Distributor OppenheimerFunds Distributor, Inc. 498 Seventh Avenue New York, New York 10018 Transfer Agent OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.CALL.OPP (225.5677) Custodian Bank for the Funds Citibank, N.A. 111 Wall Street New York, New York 10005 Custodian Bank for Master Focus Twenty Trust The Bank of New York 23 William Street New York, New York 10286 Custodian Bank for the S&P 500 Index Series of the Quantitative Master Series Trust Merrill Lynch Trust Company 800 Scudders Mill Road Plainsboro, New Jersey 08536 Independent Auditors Deloitte & Touche LLP 555 Seventeenth Street Denver, Colorado 80202 Counsel to the Funds Counsel to the Independent Trustees Myer, Swanson, Adams & Wolf, P.C. Mayer, Brown, Rowe & Maw 1600 Broadway 1675 Broadway Denver, Colorado 80202 New York, New York 10019 1234 PX0000.0303 -------- 1. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan. 1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund. 2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares. 3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan. 4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year. 6 This provision does not apply to IRAs. 7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 9 This provision does not apply to IRAs. 10 This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan. 11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. INDEPENDENT AUDITORS' REPORT --------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Oppenheimer Select Managers Salomon Brothers All Cap Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Salomon Brothers All Cap Fund, which is a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Salomon Brothers All Cap Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP ------------------------- Deloitte & Touche LLP Denver, Colorado December 20, 2002 STATEMENT OF INVESTMENTS November 30, 2002 Market Value Shares See Note 1 -------------------------------------------------------------------------------- Common Stocks--89.3% -------------------------------------------------------------------------------- Consumer Discretionary--21.8% -------------------------------------------------------------------------------- Hotels, Restaurants & Leisure--1.9% Extended Stay America, Inc. 1 8,500 $ 118,915 -------------------------------------------------------------------------------- McDonald's Corp. 17,100 316,350 ------------ 435,265 -------------------------------------------------------------------------------- Household Durables--0.7% Clayton Homes, Inc. 6,000 80,880 -------------------------------------------------------------------------------- Fleetwood Enterprises, Inc. 1 11,300 93,112 ------------ 173,992 -------------------------------------------------------------------------------- Leisure Equipment & Products--2.1% Eastman Kodak Co. 7,500 276,900 -------------------------------------------------------------------------------- Hasbro, Inc. 17,500 224,350 ------------ 501,250 -------------------------------------------------------------------------------- Media--12.7% AOL Time Warner, Inc. 1 30,000 491,100 -------------------------------------------------------------------------------- Cablevision Systems New York Group, Cl. A 1 17,107 289,279 -------------------------------------------------------------------------------- Comcast Corp., Cl. A Special, Non-Vtg. 1 16,500 376,200 -------------------------------------------------------------------------------- Disney (Walt) Co. 18,500 366,670 -------------------------------------------------------------------------------- Liberty Media Corp., Cl. A 1 51,000 538,560 -------------------------------------------------------------------------------- Metro-Goldwyn-Mayer, Inc. 1 20,000 285,000 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR 9,700 272,570 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR, Preference 15,700 373,817 ------------ 2,993,196 -------------------------------------------------------------------------------- Multiline Retail--3.5% Costco Wholesale Corp. 1 15,900 513,570 -------------------------------------------------------------------------------- Federated Department Stores, Inc. 1 9,800 320,264 ------------ 833,834 -------------------------------------------------------------------------------- Specialty Retail--0.9% Home Depot, Inc. 8,300 219,286 -------------------------------------------------------------------------------- Consumer Staples--0.5% -------------------------------------------------------------------------------- Food Products--0.5% Archer-Daniels-Midland Co. 9,700 129,301 -------------------------------------------------------------------------------- Energy--4.8% -------------------------------------------------------------------------------- Energy Equipment & Services--1.6% GlobalSantaFe Corp. 7,700 197,274 -------------------------------------------------------------------------------- Schlumberger Ltd. 4,100 181,425 ------------ 378,699 9 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS CONTINUED Market Value Shares See Note 1 -------------------------------------------------------------------------------- Oil & Gas--3.2% Amerada Hess Corp. 1,600 $ 89,600 -------------------------------------------------------------------------------- Anadarko Petroleum Corp. 5,500 259,600 -------------------------------------------------------------------------------- ChevronTexaco Corp. 6,000 402,180 ------------ 751,380 -------------------------------------------------------------------------------- Financials--12.9% -------------------------------------------------------------------------------- Banks--1.0% Bank One Corp. 5,900 232,991 -------------------------------------------------------------------------------- Diversified Financials--3.4% American Express Co. 10,600 412,658 -------------------------------------------------------------------------------- Countrywide Financial Corp. 8,200 404,260 ------------ 816,918 -------------------------------------------------------------------------------- Insurance--8.5% AMBAC Financial Group, Inc. 5,000 312,550 -------------------------------------------------------------------------------- Chubb Corp. 6,000 351,600 -------------------------------------------------------------------------------- Hartford Financial Services Group, Inc. 5,000 245,300 -------------------------------------------------------------------------------- MBIA, Inc. 5,100 231,948 -------------------------------------------------------------------------------- MGIC Investment Corp. 5,000 233,350 -------------------------------------------------------------------------------- Radian Group, Inc. 4,100 167,690 -------------------------------------------------------------------------------- St. Paul Cos., Inc. 12,500 465,500 ------------ 2,007,938 -------------------------------------------------------------------------------- Health Care--13.3% -------------------------------------------------------------------------------- Biotechnology--1.7% Aphton Corp. 1 8,600 23,048 -------------------------------------------------------------------------------- Enzo Biochem, Inc. 11,500 166,750 -------------------------------------------------------------------------------- Wyeth 5,500 211,365 ------------ 401,163 -------------------------------------------------------------------------------- Pharmaceuticals--11.6% Abbott Laboratories 11,000 481,580 -------------------------------------------------------------------------------- Bristol-Myers Squibb Co. 15,300 405,450 -------------------------------------------------------------------------------- Elan Corp. plc, ADR 1 55,000 134,200 -------------------------------------------------------------------------------- ICN Pharmaceuticals, Inc. 8,300 97,525 -------------------------------------------------------------------------------- Johnson & Johnson 5,400 307,908 -------------------------------------------------------------------------------- Merck & Co., Inc. 3,900 231,699 -------------------------------------------------------------------------------- Novartis AG, ADR 12,700 482,600 -------------------------------------------------------------------------------- Pfizer, Inc. 8,300 261,782 -------------------------------------------------------------------------------- Schering-Plough Corp. 15,700 355,762 ------------ 2,758,506 10 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Industrials--4.8% -------------------------------------------------------------------------------- Aerospace & Defense--1.8% Honeywell International, Inc. 7,700 $ 199,199 -------------------------------------------------------------------------------- Raytheon Co. 7,700 224,609 ------------ 423,808 -------------------------------------------------------------------------------- Commercial Services & Supplies--1.8% Waste Management, Inc. 17,100 426,132 -------------------------------------------------------------------------------- Machinery--1.2% Deere & Co. 2,800 143,220 -------------------------------------------------------------------------------- Ingersoll-Rand Co., Cl. A 3,100 143,220 ------------ 286,440 -------------------------------------------------------------------------------- Information Technology--20.0% -------------------------------------------------------------------------------- Communications Equipment--7.0% 3Com Corp. 1 84,000 432,600 -------------------------------------------------------------------------------- Lucent Technologies, Inc. 1 131,300 229,775 -------------------------------------------------------------------------------- Motorola, Inc. 29,700 337,986 -------------------------------------------------------------------------------- Nokia Corp., Sponsored ADR, A Shares 20,900 401,489 -------------------------------------------------------------------------------- Telefonaktiebolaget Ericsson (L.M.), Sponsored ADR 1 26,760 263,051 ------------ 1,664,901 -------------------------------------------------------------------------------- Computers & Peripherals--2.9% Electronics for Imaging, Inc. 1 8,000 141,520 -------------------------------------------------------------------------------- Hewlett-Packard Co. 16,300 317,524 -------------------------------------------------------------------------------- Maxtor Corp. 1 40,000 216,800 ------------ 675,844 -------------------------------------------------------------------------------- Electronic Equipment & Instruments--2.8% Agilent Technologies, Inc. 1 13,800 267,858 -------------------------------------------------------------------------------- Solectron Corp. 1 85,000 392,700 ------------ 660,558 -------------------------------------------------------------------------------- Internet Software & Services--0.8% RealNetworks, Inc. 1 40,000 154,400 -------------------------------------------------------------------------------- Register.com, Inc. 1 10,900 46,652 ------------ 201,052 -------------------------------------------------------------------------------- IT Consulting & Services--1.7% Unisys Corp. 1 35,000 392,000 -------------------------------------------------------------------------------- Semiconductor Equipment & Products--4.3% Intel Corp. 14,000 292,320 -------------------------------------------------------------------------------- Lattice Semiconductor Corp. 1 22,000 220,000 -------------------------------------------------------------------------------- LSI Logic Corp. 1 33,500 277,715 11 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Semiconductor Equipment & Products Continued Taiwan Semiconductor Manufacturing Co. Ltd., ADR 25,400 $ 233,680 ------------ 1,023,715 -------------------------------------------------------------------------------- Software--0.5% Micromuse, Inc. 1 26,000 116,740 -------------------------------------------------------------------------------- Materials--5.6% -------------------------------------------------------------------------------- Chemicals--2.2% Cabot Corp. 6,500 164,645 -------------------------------------------------------------------------------- Dow Chemical Co. 7,600 242,440 -------------------------------------------------------------------------------- Engelhard Corp. 4,700 113,928 ------------ 521,013 -------------------------------------------------------------------------------- Metals & Mining--1.8% Alcoa, Inc. 15,000 383,250 -------------------------------------------------------------------------------- Brush Wellman, Inc. 1 5,300 32,065 ------------ 415,315 -------------------------------------------------------------------------------- Paper & Forest Products--1.6% Weyerhaeuser Co. 7,300 383,980 -------------------------------------------------------------------------------- Telecommunication Services--4.7% -------------------------------------------------------------------------------- Diversified Telecommunication Services--3.0% Nippon Telegraph & Telephone Corp., ADR 13,000 254,150 -------------------------------------------------------------------------------- SBC Communications, Inc. 16,000 456,000 ------------ 710,150 -------------------------------------------------------------------------------- Wireless Telecommunication Services--1.7% Vodafone Group plc, Sponsored ADR 20,900 391,875 -------------------------------------------------------------------------------- Utilities--0.9% -------------------------------------------------------------------------------- Gas Utilities--0.9% El Paso Corp. 25,000 213,000 ------------ Total Common Stocks (Cost $23,046,816) 21,140,242 12 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND Principal Market Value Amount See Note 1 -------------------------------------------------------------------------------- Convertible Corporate Bonds and Notes--1.6% American Tower Corp., 2.25% Cv. Nts., 10/15/09 (Cost $355,783) $ 500,000 $ 372,500 -------------------------------------------------------------------------------- Joint Repurchase Agreements--8.8% Undivided interest of 0.46% in joint repurchase agreement (Market Value $453,323,000) with Banc One Capital Markets, Inc., 1.29%, dated 11/29/02, to be repurchased at $2,080,224 on 12/2/02, collateralized by U.S. Treasury Nts., 1.875%--7%, 3/31/03--8/15/11, witH a value of $408,234,710 and U.S. Treasury Bonds, 6.25%--10.625%, 8/15/15--8/15/23, with a value of $55,304,803 (Cost $2,080,000) 2,080,000 2,080,000 -------------------------------------------------------------------------------- Total Investments, at Value (Cost $25,482,599) 99.7% 23,592,742 -------------------------------------------------------------------------------- Other Assets Net of Liabilities 0.3 77,725 ----------------------------- Net Assets 100.0% $23,670,467 ============================= Footnotes to Statement of Investments 1. Non-income producing security. See accompanying Notes to Financial Statements. 13 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2002 --------------------------------------------------------------------- Assets Investments, at value (cost $25,482,599)-- see accompanying statement $ 23,592,742 --------------------------------------------------------------------- Cash 7,016 --------------------------------------------------------------------- Receivables and other assets: Investments sold 59,061 Interest and dividends 32,420 Shares of beneficial interest sold 20,326 Other 1,912 ------------- Total assets 23,713,477 ---------------------------------------------------------------------

Liabilities Payables and other liabilities:

Shareholder reports 10,170 Transfer and shareholder servicing agent fees 9,147 Legal, auditing and other professional fees 7,746 Distribution and service plan fees 6,312 Investments purchased 4,806 Shares of beneficial interest redeemed 2,046 Trustees' compensation 326 Other 2,457 ------------- Total liabilities 43,010 --------------------------------------------------------------------- Net Assets $ 23,670,467 ============= --------------------------------------------------------------------- Composition of Net Assets Paid-in capital $ 28,029,517 --------------------------------------------------------------------- Accumulated net realized loss on investments and foreign currency transactions (2,469,193) --------------------------------------------------------------------- Net unrealized depreciation on investments and translation of asset and liabilities denominated in foreign currencies (1,889,857) ------------- Net Assets $ 23,670,467 ============= 14 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND ---------------------------------------------------------------------- Net Asset Value Per Share Class A Shares: Net asset value and redemption price per share (based on net assets of $6,774,546 and 841,303 shares of beneficial interest outstanding) $8.05 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $8.54 ---------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,325,199 and 543,668 shares of beneficial interest outstanding) $7.96 ----------------------------------------------------------------------

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,872,361 and 864,608 shares of beneficial interest outstanding) $7.95 ----------------------------------------------------------------------

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,697,551 and 712,389 shares of beneficial interest outstanding) $8.00 ----------------------------------------------------------------------

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $810 and 100 shares of beneficial interest outstanding)

$8.10 See accompanying Notes to Financial Statements. 15 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF OPERATIONS For the Year Ended November 30, 2002 -------------------------------------------------------------------------------- Investment Income Dividends (net of foreign withholding taxes of $2,919) $ 192,958 -------------------------------------------------------------------------------- Interest 60,190 ------------- Total investment income 253,148 -------------------------------------------------------------------------------- Expenses Management fees 238,043 --------------------------------------------------------------------------------

Distribution and service plan fees:

Class A 12,376 Class B 34,095 Class C 57,794 Class N 15,207 --------------------------------------------------------------------------------

Transfer and shareholder servicing agent fees:

Class A 40,614 Class B 15,879 Class C 24,684 Class N 13,454 Class Y 863 -------------------------------------------------------------------------------- Shareholder reports 22,805 -------------------------------------------------------------------------------- Trustees' compensation 4,126 -------------------------------------------------------------------------------- Custodian fees and expenses 236 -------------------------------------------------------------------------------- Other 14,996 -------------

Total expenses 495,172 Less voluntary reimbursement of expenses (44,330) Less voluntary waiver of transfer and shareholder servicing agent fees--Classes A, B, C and N (16,433) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (863) ------------- Net expenses 433,546 -------------------------------------------------------------------------------- Net Investment Loss (180,398)

--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) Net realized gain (loss) on:

Investments (2,085,922) Foreign currency transactions 729 ------------- Net realized loss (2,085,193) --------------------------------------------------------------------------------

Net change in unrealized depreciation on:

Investments (1,552,018) Translation of assets and liabilities denominated in foreign currencies (253) Net change (1,552,271) ------------- Net realized and unrealized loss (3,637,464) -------------------------------------------------------------------------------- Net Decrease in Net Assets Resulting from Operations $(3,817,862) ============= See accompanying Notes to Financial Statements. 16 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS Year Ended November 30, 2002 2001 1 -------------------------------------------------------------------------------- Operations Net investment income (loss) $ (180,398) $ 103,450 -------------------------------------------------------------------------------- Net realized loss (2,085,193) (384,050) -------------------------------------------------------------------------------- Net change in unrealized depreciation (1,552,271) (337,586) --------------------------- Net decrease in net assets resulting from operations (3,817,862) (618,186) --------------------------------------------------------------------------------

Dividends and/or Distributions to Shareholders Dividends from net investment income:

Class A (82,700) -- Class B (14,442) -- Class C (28,229) -- Class N (8,740) -- Class Y (11) -- --------------------------------------------------------------------------------

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions:

Class A 143,096 9,139,908 Class B 2,802,559 2,154,215 Class C 4,079,221 3,823,011 Class N 5,419,588 662,039 Class Y -- -- -------------------------------------------------------------------------------- Net Assets Total increase 8,492,480 15,160,987 -------------------------------------------------------------------------------- Beginning of period 15,177,987 17,000 2 --------------------------- End of period [including accumulated net investment income of $105,757 for the period ended November 30, 2001] $23,670,467 $15,177,987 =========================== 1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Reflects the value of the Manager's initial seed money investment at December 22, 2000. See accompanying Notes to Financial Statements. 17 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND FINANCIAL HIGHLIGHTS

                                                         Class A           Class B           Class C
                                                            Year              Year              Year
                                                           Ended             Ended             Ended
                                                        Nov. 30,          Nov. 30,          Nov. 30,
                                                  2002    2001 1    2002    2001 1    2002    2001 1
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period           $  9.25   $10.00   $ 9.18   $10.00  $  9.18   $10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.06)      .08     (.07)     .04     (.07)     .03
Net realized and unrealized loss                (1.05)     (.83)   (1.09)    (.86)   (1.09)    (.85)
                                               ------------------------------------------------------
Total from investment operations                (1.11)     (.75)   (1.16)    (.82)   (1.16)    (.82)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income             (.09)       --     (.06)      --     (.07)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.05     $9.25    $7.96    $9.18    $7.95    $9.18
                                               ======================================================

-----------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2             (12.17)%   (7.50)% (12.75)%  (8.20)% (12.78)%  (8.20)%

-----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $6,775    $8,717   $4,325   $2,071   $6,872   $3,729
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $9,404    $6,384   $3,416   $1,075   $5,788   $1,427
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                    (0.52)%    1.57%   (1.21)%   1.06%   (1.21)%   1.17%
Expenses                                         1.85%     1.59%    2.75%    2.54%    2.72%    2.55%
Expenses, net of voluntary reimbursement
of expenses and/or voluntary waiver of
transfer agent fees                              1.59%     1.59%    2.44%    2.39%    2.41%    2.38%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           139%       55%     139%      55%     139%      55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                                       Class N            Class Y
                                                                          Year               Year
                                                                         Ended              Ended
                                                                      Nov. 30,           Nov. 30,
                                                                2002    2001 1     2002    2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                          $ 9.21    $ 9.84   $ 9.26    $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            .02       .03      .01       .12
Net realized and unrealized loss                               (1.14)     (.66)   (1.06)     (.86)
                                                              -------------------------------------
Total from investment operations                               (1.12)     (.63)   (1.05)     (.74)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            (.09)       --     (.11)       --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $8.00     $9.21    $8.10    $ 9.26
                                                              =====================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                            (12.30)%   (6.40)% (11.52)%   (7.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $5,698      $660       $1        $1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                             $3,055      $158       $1        $1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                   (0.66)%    2.08%    0.10%     1.52%
Expenses                                                        2.23%     2.07%   87.59%   501.53%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees                  1.98%     1.89%    1.12%     1.30%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          139%       55%     139%       55%
1. For the period from March 1, 2001 (inception of offering) to November 30, 2001. 2. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 19 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Select Managers Salomon Brothers All Cap Fund (the Fund), a series of Oppenheimer Select Managers, which operated under the name of Oppenheimer Select Managers Salomon Brothers Capital Fund through April 30, 2002, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. (the Sub-Advisor).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions.

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held

20 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

        During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2009 $ 167,424 2010 2,019,897 Total $2,187,321 ==========

As of November 30, 2002, the Fund had approximately $282,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of

21 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

        The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $208,799, a decrease in overdistributed net investment income of $208,763, and a decrease in accumulated net realized loss on investments of $36. Net assets of the Fund were unaffected by the reclassifications.

The tax character of distributions paid during the year ended November 30, 2002 and the period ended November 30, 2001 was as follows:

Year Ended Period Ended November 30, 2002 November 30, 2001 Distributions paid from: Ordinary income $134,122 $-- Long-term capital gain -- -- Return of capital -- -- --------------------------- Total $134,122 $-- ===========================

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss $(2,469,193) Net unrealized depreciation (1,889,857)

Total $(4,359,050) ============ --------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 22 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAPFUND -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Year Ended November 30, 2002  Period Ended November 30, 2001 1
                                               Shares            Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------

Class A
Sold                                          629,798       $ 5,376,405          957,273       $9,291,205
Dividends and/or
distributions reinvested                        4,288            39,537               --               --
Redeemed                                     (735,506)       (5,272,846)         (15,950)        (151,297)
                                             --------------------------------------------------------------
Net increase (decrease)                      (101,420)       $  143,096          941,323       $9,139,908
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class B
Sold                                          412,196       $ 3,515,598          241,090       $2,298,825
Dividends and/or
distributions reinvested                        1,486            13,648               --               --
Redeemed                                      (95,522)         (726,687)         (15,682)        (144,610)
                                             --------------------------------------------------------------
Net increase                                  318,160        $2,802,559          225,408       $2,154,215
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class C
Sold                                          680,933       $ 5,766,521          408,168       $3,842,581
Dividends and/or  distributions reinvested      2,928            26,858               --               --
Redeemed                                     (225,394)       (1,714,158)          (2,127)         (19,570)
                                             --------------------------------------------------------------
Net increase                                  458,467        $4,079,221          406,041       $3,823,011
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class N
Sold                                          781,100       $ 6,523,549           72,245       $  667,732
Dividends and/or  distributions reinvested        951             8,731               --               --
Redeemed                                     (141,274)       (1,112,692)            (633)          (5,693)
                                             --------------------------------------------------------------
Net increase                                  640,777        $5,419,588           71,612       $  662,039
                                             ==============================================================

-----------------------------------------------------------------------------------------------------------
Class Y
Sold                                               --       $        --               --       $       --
Dividends and/or
 distributions reinvested                          --                --               --               --
Redeemed                                           --                --               --               --
                                             --------------------------------------------------------------
Net increase (decrease)                            --       $        --               --       $       --
                                             ==============================================================
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares. -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were $36,483,792 and $24,209,558, respectively.

23 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities Continued

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $25,482,599 was composed of:

Gross unrealized appreciation $ 1,405,691 Gross unrealized depreciation (3,295,548) ------------ Net unrealized depreciation $(1,889,857) ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

-------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of average annual net assets in excess of $100 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time. -------------------------------------------------------------------------------- Sub-Advisor Fees. The Manager has retained Salomon Brothers Asset Management, Inc. as the Sub-Advisor to provide the day-to-day portfolio management of the Fund. For the year ended November 30, 2002, the Manager paid $125,900 to the Sub-Advisor. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

        Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. 24 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A     Concessions      Concessions    Concessions        Concessions
                        Front-End      Front-End      on Class A       on Class B     on Class C         on Class N
                    Sales Charges  Sales Charges          Shares           Shares         Shares             Shares
                       on Class A    Retained by     Advanced by      Advanced by    Advanced by        Advanced by
Year Ended                 Shares    Distributor   Distributor 1    Distributor 1  Distributor 1      Distributor 1
-------------------------------------------------------------------------------------------------------------------

November 30, 2002         $62,590        $21,424          $7,615          $91,244        $48,537            $49,699
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Retained by Retained by Retained by Retained by Year Ended Distributor Distributor Distributor Distributor -------------------------------------------------------------------------------- November 30, 2002 $-- $8,641 $2,017 $3,541 --------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $12,376, all of which were paid by the Distributor to recipients, and included $814 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class -------------------------------------------------------------------------------- Class B Plan $34,095 $30,715 $163,386 3.78% Class C Plan 57,794 38,465 121,309 1.77 Class N Plan 15,207 5,770 99,503 1.75 -------------------------------------------------------------------------------- 5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to

25 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 5. Foreign Currency Contracts Continued

settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

        The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

        The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

-------------------------------------------------------------------------------- 6. Borrowing and Lending Arrangements

Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

--------------------------------------------------------------------------------

Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day’s notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.

        The Fund had no borrowing or lending arrangements outstanding during the year ended or at November 30, 2002.

26 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS May 31, 2003 / Unaudited Market Value Shares See Note 1 -------------------------------------------------------------------------------- Common Stocks--92.8% -------------------------------------------------------------------------------- Consumer Discretionary--21.1% -------------------------------------------------------------------------------- Hotels, Restaurants & Leisure--1.7% Extended Stay America, Inc. 1 8,500 $ 104,550 -------------------------------------------------------------------------------- McDonald's Corp. 1 17,100 320,283 ----------- 424,833 -------------------------------------------------------------------------------- Household Durables--0.6% Fleetwood Enterprises, Inc. 1 11,300 86,106 -------------------------------------------------------------------------------- Sony Corp. 2,200 58,492 ----------- 144,598 -------------------------------------------------------------------------------- Leisure Equipment & Products--2.6% Eastman Kodak Co. 7,500 229,800 -------------------------------------------------------------------------------- Hasbro, Inc. 25,900 414,659 ----------- 644,459 -------------------------------------------------------------------------------- Media--12.2% AOL Time Warner, Inc. 1 32,400 493,128 -------------------------------------------------------------------------------- Comcast Corp., Cl. A Special, Non-Vtg. 1 20,400 587,928 -------------------------------------------------------------------------------- Disney (Walt) Co. 18,500 363,525 -------------------------------------------------------------------------------- Liberty Media Corp., Cl. A 1 51,000 596,701 -------------------------------------------------------------------------------- Metro-Goldwyn- Mayer, Inc. 1 21,400 267,072 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR 9,700 298,469 -------------------------------------------------------------------------------- News Corp. Ltd. (The), Sponsored ADR, Preference 15,700 400,507 ----------- 3,007,330 -------------------------------------------------------------------------------- Multiline Retail--2.4% Costco Wholesale Corp. 1 15,900 589,095 -------------------------------------------------------------------------------- Specialty Retail--1.6% Gap, Inc. (The) 6,800 115,600 -------------------------------------------------------------------------------- Home Depot, Inc. 8,300 269,667 ----------- 385,267 Market Value Shares See Note 1 -------------------------------------------------------------------------------- Consumer Staples--1.2% -------------------------------------------------------------------------------- Food & Staples Retailing--0.7% Safeway, Inc. 1 9,800 $184,632 -------------------------------------------------------------------------------- Food Products--0.5% Archer-Daniels- Midland Co. 9,700 116,109 -------------------------------------------------------------------------------- Energy--4.7% -------------------------------------------------------------------------------- Energy Equipment & Services--1.6% GlobalSantaFe Corp. 7,700 191,576 -------------------------------------------------------------------------------- Schlumberger Ltd. 4,100 199,342 ----------- 390,918 -------------------------------------------------------------------------------- Oil & Gas--3.1% Amerada Hess Corp. 1,600 78,400 -------------------------------------------------------------------------------- Anadarko Petroleum Corp. 5,500 271,040 -------------------------------------------------------------------------------- ChevronTexaco Corp. 6,000 425,640 ----------- 775,080 -------------------------------------------------------------------------------- Financials--13.7% -------------------------------------------------------------------------------- Commercial Banks--0.9% Bank One Corp. 5,900 220,424 -------------------------------------------------------------------------------- Diversified Financial Services--5.1% American Express Co. 10,600 441,596 -------------------------------------------------------------------------------- Countrywide Financial Corp. 8,200 603,930 -------------------------------------------------------------------------------- State Street Corp. 5,700 218,367 ----------- 1,263,893 -------------------------------------------------------------------------------- Insurance--7.7% AMBAC Financial Group, Inc. 5,400 360,234 -------------------------------------------------------------------------------- Chubb Corp. 6,000 384,180 -------------------------------------------------------------------------------- Hartford Financial Services Group, Inc. 5,000 233,200 -------------------------------------------------------------------------------- MBIA, Inc. 4,600 230,230 -------------------------------------------------------------------------------- MGIC Investment Corp. 6,000 324,120 -------------------------------------------------------------------------------- Radian Group, Inc. 6,500 261,755 -------------------------------------------------------------------------------- UnumProvident Corp. 8,000 103,200 ----------- 1,896,919 4 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND Market Value Shares See Note 1 -------------------------------------------------------------------------------- Health Care--13.9% -------------------------------------------------------------------------------- Biotechnology--2.7% Aphton Corp. 1 8,600 $60,200 -------------------------------------------------------------------------------- Enzo Biochem, Inc. 1 13,000 330,460 -------------------------------------------------------------------------------- Wyeth 6,500 285,025 ----------- 675,685 -------------------------------------------------------------------------------- Health Care Providers & Services--0.7% IMS Health, Inc. 4,800 85,632 -------------------------------------------------------------------------------- McKesson Corp. 1,500 45,480 -------------------------------------------------------------------------------- NDCHealth Corp. 1,900 38,912 ----------- 170,024 -------------------------------------------------------------------------------- Pharmaceuticals--10.5% Abbott Laboratories 11,000 490,050 -------------------------------------------------------------------------------- Bristol-Myers Squibb Co. 17,000 435,200 -------------------------------------------------------------------------------- Elan Corp. plc, ADR 1 55,000 336,600 -------------------------------------------------------------------------------- Johnson & Johnson 5,400 293,490 -------------------------------------------------------------------------------- Merck & Co., Inc. 3,900 216,762 -------------------------------------------------------------------------------- Novartis AG, ADR 12,700 508,000 -------------------------------------------------------------------------------- Pfizer, Inc. 9,500 294,690 ----------- 2,574,792 -------------------------------------------------------------------------------- Industrials--6.5% -------------------------------------------------------------------------------- Aerospace & Defense--2.5% Goodrich Corp. 5,700 104,139 -------------------------------------------------------------------------------- Honeywell International, Inc. 10,000 262,000 -------------------------------------------------------------------------------- Raytheon Co. 7,700 246,708 ----------- 612,847 -------------------------------------------------------------------------------- Commercial Services & Supplies--2.4% Sabre Holdings Corp. 6,800 168,164 -------------------------------------------------------------------------------- Waste Management, Inc. 1 17,100 435,537 ----------- 603,701 -------------------------------------------------------------------------------- Machinery--1.6% Caterpillar, Inc. 2,400 125,160 -------------------------------------------------------------------------------- Deere & Co. 2,800 122,276 -------------------------------------------------------------------------------- Ingersoll-Rand Co., Cl. A 3,100 135,780 ----------- 383,216 Market Value Shares See Note 1 -------------------------------------------------------------------------------- Information Technology--21.0% -------------------------------------------------------------------------------- Communications Equipment--6.7% 3Com Corp. 1 84,000 $411,600 -------------------------------------------------------------------------------- Lucent Technologies, Inc. 1 131,300 290,173 -------------------------------------------------------------------------------- Motorola, Inc. 35,000 298,200 -------------------------------------------------------------------------------- Nokia Corp., Sponsored ADR, A Shares 20,900 377,036 -------------------------------------------------------------------------------- Telefonaktiebolaget LM Ericsson, Sponsored ADR 1 26,760 278,304 ----------- 1,655,313 -------------------------------------------------------------------------------- Computers & Peripherals--3.2% Electronics for Imaging, Inc. 1 8,000 158,960 -------------------------------------------------------------------------------- Hewlett-Packard Co. 16,300 317,850 -------------------------------------------------------------------------------- Maxtor Corp. 1 40,000 300,800 ----------- 777,610 -------------------------------------------------------------------------------- Electronic Equipment & Instruments--2.8% Agilent Technologies, Inc. 1 15,900 288,267 -------------------------------------------------------------------------------- Solectron Corp. 1 100,000 400,000 ----------- 688,267 -------------------------------------------------------------------------------- Internet Software & Services--1.3% RealNetworks, Inc. 1 40,000 318,000 -------------------------------------------------------------------------------- IT Services--1.6% Unisys Corp. 1 35,000 395,150 -------------------------------------------------------------------------------- Office Electronics--0.1% Ikon Office Solutions, Inc. 2,900 25,462 -------------------------------------------------------------------------------- Semiconductors & Semiconductor Equipment--3.6% Intel Corp. 14,000 291,760 -------------------------------------------------------------------------------- Lattice Semiconductor Corp. 1 22,000 200,200 -------------------------------------------------------------------------------- LSI Logic Corp. 1 23,500 150,400 -------------------------------------------------------------------------------- Taiwan Semiconductor Manufacturing Co. Ltd., ADR 1 25,400 257,556 ----------- 899,916 5 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF INVESTMENTS Unaudited / Continued Market Value Shares See Note 1 -------------------------------------------------------------------------------- Software--1.7% Micromuse, Inc. 1 26,000 $246,740 -------------------------------------------------------------------------------- Transaction Systems Architects, Inc., Cl. A 1 20,000 179,800 ----------- 426,540 -------------------------------------------------------------------------------- Materials--6.3% -------------------------------------------------------------------------------- Chemicals--2.8% Cabot Corp. 9,700 284,986 -------------------------------------------------------------------------------- Dow Chemical Co. 7,600 241,680 -------------------------------------------------------------------------------- Engelhard Corp. 4,700 118,205 -------------------------------------------------------------------------------- IMC Global, Inc. 5,900 51,566 ----------- 696,437 -------------------------------------------------------------------------------- Metals & Mining--2.0% Alcoa, Inc. 15,000 369,150 -------------------------------------------------------------------------------- Allegheny Technologies, Inc. 7,000 46,060 -------------------------------------------------------------------------------- Brush Engineered Materials, Inc. 1 5,300 42,718 -------------------------------------------------------------------------------- Newmont Mining Corp. (Holding Co.) 800 23,728 ----------- 481,656 -------------------------------------------------------------------------------- Paper & Forest Products--1.5% Weyerhaeuser Co. 7,300 367,774 -------------------------------------------------------------------------------- Telecommunication Services--4.4% -------------------------------------------------------------------------------- Diversified Telecommunication Services--2.6% Nippon Telegraph & Telephone Corp., ADR 13,000 234,780 -------------------------------------------------------------------------------- SBC Communications, Inc. 16,000 407,360 ----------- 642,140 Market Value Shares See Note 1 -------------------------------------------------------------------------------- Wireless Telecommunication Services--1.8% Vodafone Group plc, Sponsored ADR 1 20,900 $457,919 ----------- Total Common Stocks (Cost $23,033,052) 22,896,006 Principal Amount -------------------------------------------------------------------------------- Joint Repurchase Agreements--7.1% Undivided interest of 0.50% in joint repurchase agreement (Market Value $348,378,000) with Banc One Capital Markets, Inc., 1.23%, dated 5/30/03, to be repurchased at $1,738,178 on 6/2/03, collateralized by U.S. Treasury Bonds, 3.375%, 4/30/04, with a value of $355,526,284 (Cost $1,738,000) $1,738,000 1,738,000 -------------------------------------------------------------------------------- Total Investments, at Value (Cost $24,771,052) 99.9% 24,634,006 -------------------------------------------------------------------------------- Other Assets Net of Liabilities 0.1 30,725 --------------------- Net Assets 100.0% $24,664,731 ===================== Footnotes to Statement of Investments 1. Non-income producing security. See accompanying Notes to Financial Statements. 6 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES Unaudited May 31, 2003 -------------------------------------------------------------------------------- Assets Investments, at value (cost $24,771,052)-- see accompanying statement $ 24,634,006 -------------------------------------------------------------------------------- Receivables and other assets: Investments sold 164,918 Interest and dividends 34,555 Shares of beneficial interest sold 29,468 Other 986 --------------- Total assets 24,863,933 -------------------------------------------------------------------------------- Liabilities Payables and other liabilities: Investments purchased 143,031 Shares of beneficial interest redeemed 29,218 Legal, auditing and other professional fees 9,215 Distribution and service plan fees 7,544 Transfer and shareholder servicing agent fees 6,490 Shareholder reports 2,141 Trustees' compensation 117 Other 1,446 --------------- Total liabilities 199,202 -------------------------------------------------------------------------------- Net Assets $24,664,731 =============== -------------------------------------------------------------------------------- Composition of Net Assets Paid-in capital $ 27,788,077 -------------------------------------------------------------------------------- Accumulated net investment loss (50,929) -------------------------------------------------------------------------------- Accumulated net realized loss on investment transactions (2,935,371) -------------------------------------------------------------------------------- Net unrealized depreciation on investments (137,046) --------------- Net Assets $24,664,731 =============== 7 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued -------------------------------------------------------------------------------- Net Asset Value Per Share Class A Shares:
 	Net asset value and redemption price per share (based on net assets of $6,055,618 and 712,420 shares of beneficial interest outstanding) $8.50 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $9.02

-------------------------------------------------------------------------------- Class B Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,369,530 and 522,468 shares of beneficial interest outstanding) $8.36

-------------------------------------------------------------------------------- Class C Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,138,785 and 854,311 shares of beneficial interest outstanding) $8.36

-------------------------------------------------------------------------------- Class N Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,099,943 and 842,340 shares of beneficial interest outstanding) $8.43

-------------------------------------------------------------------------------- Class Y Shares:
 	Net asset value, redemption price and offering price per share (based on net assets of $855 and 100 shares of beneficial interest outstanding) $8.55

See accompanying Notes to Financial Statements. 8 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENT OF OPERATIONS Unaudited For the Six Months Ended May 31, 2003 -------------------------------------------------------------------------------- Investment Income Dividends (net of foreign withholding taxes of $2,779) $ 147,906 -------------------------------------------------------------------------------- Interest 22,245 ----------- Total investment income 170,151 -------------------------------------------------------------------------------- Expenses Management fees 118,487 --------------------------------------------------------------------------------

        Distribution and service plan fees:

Class A 6,925 Class B 18,949 Class C 31,327 Class N 14,726 --------------------------------------------------------------------------------

        Transfer and shareholder servicing agent fees:

Class A 25,677 Class B 13,638 Class C 17,226 Class N 13,270 Class Y 9 -------------------------------------------------------------------------------- Shareholder reports 6,672 -------------------------------------------------------------------------------- Trustees' compensation 2,573 -------------------------------------------------------------------------------- Custodian fees and expenses 917 -------------------------------------------------------------------------------- Other 10,039 -----------
 	Total expenses 280,435 Less voluntary reimbursement of expenses (24,006) Less voluntary waiver of transfer and shareholder servicing agent fees--Class A (17,051) Less voluntary waiver of transfer and shareholder servicing agent fees--Class B (8,223) Less voluntary waiver of transfer and shareholder servicing agent fees--Class C (6,627) Less voluntary waiver of transfer and shareholder servicing agent fees--Class N (3,443) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (5)

----------- Net expenses 221,080 -------------------------------------------------------------------------------- Net Investment Loss (50,929) -------------------------------------------------------------------------------- Realized and Unrealized Gain (Loss) Net realized loss on investments (466,178) -------------------------------------------------------------------------------- Net change in unrealized appreciation on investments 1,752,811 ----------- Net realized and unrealized gain 1,286,633 -------------------------------------------------------------------------------- Net Increase in Net Assets Resulting from Operations $1,235,704 =========== See accompanying Notes to Financial Statements. 9 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS Six Months Year Ended Ended May 31, 2003 November 30, (Unaudited) 2002 -------------------------------------------------------------------------------- Operations Net investment loss $ (50,929) $ (180,398) -------------------------------------------------------------------------------- Net realized loss (466,178) (2,085,193) -------------------------------------------------------------------------------- Net change in unrealized appreciation (depreciation) 1,752,811 (1,552,271) -------------------------- Net increase (decrease) in net assets resulting from operations 1,235,704 (3,817,862) -------------------------------------------------------------------------------- Dividends and/or Distributions to Shareholders

        Dividends from net investment income:

Class A -- (82,700) Class B -- (14,442) Class C -- (28,229) Class N -- (8,740) Class Y -- (11) -------------------------------------------------------------------------------- Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions: Class A (970,582) 143,096 Class B (152,738) 2,802,559 Class C (69,501) 4,079,221 Class N 951,381 5,419,588 Class Y -- -- -------------------------------------------------------------------------------- Net Assets Total increase 994,264 8,492,480 -------------------------------------------------------------------------------- Beginning of period 23,670,467 15,177,987 -------------------------- End of period [including accumulated net investment loss of $50,929 for the six months ended May 31, 2003] $24,664,731 $23,670,467 ========================== See accompanying Notes to Financial Statements. 10 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND FINANCIAL HIGHLIGHTS

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                        May 31, 2003                Nov. 30,
Class A                                                  (Unaudited)        2002      2001 1
-----------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                         $ 8.05      $ 9.25      $10.00
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                     -- 2      (.06)        .08
 Net realized and unrealized gain (loss)                         .45       (1.05)       (.83)
                                                        ---------------------------------------
 Total from investment operations                                .45       (1.11)       (.75)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --        (.09)         --
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                                $8.50       $8.05       $9.25
                                                        =======================================

-----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                             5.59%     (12.17)%     (7.50)%

-----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $6,056      $6,775      $8,717
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $5,608      $9,404      $6,384
-----------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                  (0.01)%     (0.52)%      1.57%
 Expenses, gross                                                2.46%       1.85%       1.59%
 Expenses, net                                                  1.63% 5,6   1.59% 5,6   1.59% 7
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          12%        139%         55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Net of voluntary waiver of transfer agent fees. 6. Net of voluntary reimbursement of expenses. 7. Voluntary reimbursement of expenses less than 0.01%. See accompanying Notes to Financial Statements. 11 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND FINANCIAL HIGHLIGHTS Continued

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                        May 31, 2003                Nov. 30,
Class B                                                  (Unaudited)        2002      2001 1
------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                         $ 7.96      $ 9.18      $10.00
------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.03)       (.07)        .04
 Net realized and unrealized gain (loss)                         .43       (1.09)       (.86)
                                                        ---------------------------------------
 Total from investment operations                                .40       (1.16)       (.82)
------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --        (.06)         --
------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $8.36       $7.96       $9.18
                                                        =======================================

------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                             5.03%      12.75%      (8.20)%

------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $4,370      $4,325      $2,071
------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $3,800      $3,416      $1,075
------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                  (0.82)%     (1.21)%      1.06%
 Expenses, gross                                                3.01%       2.75%       2.54%
 Expenses, net                                                  2.36% 4,5   2.44% 4,5   2.39% 5
------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          12%        139%         55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Net of voluntary waiver of transfer agent fees. 5. Net of voluntary reimbursement of expenses. See accompanying Notes to Financial Statements. 12 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                        May 31, 2003                Nov. 30,
Class C                                                  (Unaudited)        2002      2001 1
-----------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                         $ 7.95      $ 9.18      $10.00
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.03)       (.07)        .03
 Net realized and unrealized gain (loss)                         .44       (1.09)       (.85)
                                                        ---------------------------------------
 Total from investment operations                                .41       (1.16)       (.82)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --        (.07)         --
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                                $8.36       $7.95       $9.18
                                                        =======================================

-----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                             5.16%     (12.78)%     (8.20)%

-----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $7,139      $6,872      $3,729
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $6,284      $5,788      $1,427
-----------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                  (0.82)%     (1.21)%      1.17%
 Expenses, gross                                                2.84%       2.72%       2.55%
 Expenses, net                                                  2.41% 4,5   2.41% 4,5   2.38% 5
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          12%        139%         55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Net of voluntary waiver of transfer agent fees. 5. Net of voluntary reimbursement of expenses. See accompanying Notes to Financial Statements. 13 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND FINANCIAL HIGHLIGHTS Continued

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                        May 31, 2003                Nov. 30,
Class N                                                   (Unaudited)       2002      2001 1
-----------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                         $ 8.00       $9.21       $9.84
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   (.02)        .02         .03
 Net realized and unrealized gain (loss)                         .45       (1.14)       (.66)
                                                        ---------------------------------------
 Total from investment operations                                .43       (1.12)       (.63)
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --        (.09)         --
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                                $8.43       $8.00       $9.21
                                                        =======================================

-----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                             5.38%     (12.30)%     (6.40)%

-----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                     $7,100      $5,698        $660
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $5,914      $3,055        $158
-----------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                                  (0.32)%     (0.66)%      2.08%
 Expenses, gross                                                2.24%       2.23%       2.07%
 Expenses, net                                                  1.90% 4,5   1.98% 4,5   1.89% 5
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          12%        139%         55%
1. For the period from March 1, 2001 (inception of offering) to November 30, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Net of voluntary waiver of transfer agent fees. 5. Net of voluntary reimbursement of expenses. See accompanying Notes to Financial Statements. 14 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                        May 31, 2003                Nov. 30,
Class Y                                                  (Unaudited)        2002      2001 1
-------------------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                         $ 8.10      $ 9.26      $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                            -- 2       .01         .12
 Net realized and unrealized gain (loss)                         .45       (1.06)       (.86)
                                                        -----------------------------------------
 Total from investment operations                                .45       (1.05)       (.74)
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                             --        (.11)         --
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $8.55       $8.10       $9.26
                                                        =========================================

-------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                             5.56%     (11.52)%     (7.40)%

-------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                         $1          $1          $1
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $1          $1          $1
 Ratios to average net assets: 4
 Net investment income                                          0.00%       0.10%       1.52%
 Expenses, gross                                                3.09%      87.59%     501.53%
 Expenses, net                                                  1.87% 5,6   1.12% 5,6   1.30% 5,6
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          12%        139%         55%
1. For the period from February 16, 2001 (inception of offering) to November 30, 2001. 2. Less than $0.005 per share. 3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 4. Annualized for periods of less than one full year. 5. Net of voluntary waiver of transfer agent fees. 6. Net of voluntary reimbursement of expenses. See accompanying Notes to Financial Statements. 15 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Unaudited -------------------------------------------------------------------------------- 1. Significant Accounting Policies
 	Oppenheimer Select Managers Salomon Brothers All Cap Fund (the Fund), a series of Oppenheimer Select Managers, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Salomon Brothers Asset Management, Inc. (the Sub-Advisor).

 	The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

 	The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 	Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
 	The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

16 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND --------------------------------------------------------------------------------
 	Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 	Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 	Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 	As of May 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $2,935,370. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 31, 2003, the Fund did not use carryforward to offset capital gains realized. During the year ended November 30, 2002, the Fund did not use carryforward to offset capital gains realized.

 	As of November 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

Expiring

2009 $ 167,424 2010 2,019,897

Total $2,187,321 ========== --------------------------------------------------------------------------------
 	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 	Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions

17 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued
 	made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 	The tax character of distributions paid during the six months ended May 31, 2003 and the year ended November 30, 2002 was as follows:

Six Months Ended Year Ended May 31, 2003 November 30, 2002 ---------------------------------------------------------- Distributions paid from: Ordinary income $-- $134,122 --------------------------------------------------------------------------------
 	Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. -------------------------------------------------------------------------------- 2. Shares of Beneficial Interest
 	The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                       Six Months Ended May 31, 2003  Year Ended November 30, 2002
                                Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------------

 Class A
 Sold                          124,858   $   924,205        629,798    $ 5,376,405
 Dividends and/or
 distributions reinvested           --            --          4,288         39,537
 Redeemed                     (253,741)   (1,894,787)      (735,506)    (5,272,846)
                            -----------------------------------------------------------
 Net increase (decrease)      (128,883)  $  (970,582)      (101,420)   $   143,096
                            ===========================================================

---------------------------------------------------------------------------------------
 Class B
 Sold                           89,342   $   653,373        412,196    $ 3,515,598
 Dividends and/or
 distributions reinvested           --            --          1,486         13,648
 Redeemed                     (110,542)     (806,111)       (95,522)      (726,687)
                            -----------------------------------------------------------
 Net increase (decrease)       (21,200)  $  (152,738)       318,160    $ 2,802,559
                            ===========================================================
18 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND

                       Six Months Ended May 31, 2003  Year Ended November 30, 2002
                                Shares        Amount         Shares         Amount
---------------------------------------------------------------------------------------

 Class C
 Sold                          164,708   $ 1,203,281        680,933    $ 5,766,521
 Dividends and/or
 distributions reinvested           --            --          2,928         26,858
 Redeemed                     (175,005)   (1,272,782)      (225,394)    (1,714,158)
                            -----------------------------------------------------------
 Net increase (decrease)       (10,297)  $   (69,501)       458,467    $ 4,079,221
                            ===========================================================

---------------------------------------------------------------------------------------
 Class N
 Sold                          280,050   $ 2,063,298        781,100    $ 6,523,549
 Dividends and/or
 distributions reinvested           --            --            951          8,731
 Redeemed                     (150,099)   (1,111,917)      (141,274)    (1,112,692)
                            -----------------------------------------------------------
 Net increase                  129,951   $   951,381        640,777    $ 5,419,588
                            ===========================================================

---------------------------------------------------------------------------------------
 Class Y
 Sold                               --   $        --             --    $        --
 Dividends and/or
 distributions reinvested           --            --             --             --
 Redeemed                           --            --             --             --
                            -----------------------------------------------------------
 Net increase (decrease)            --   $        --             --    $        --
                            ===========================================================
-------------------------------------------------------------------------------- 3. Purchases and Sales of Securities
 	The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 31, 2003 were $2,463,872 and $2,374,266, respectively.

-------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates
 	Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.10% of the first $100 million of average annual net assets of the Fund and 1.00% of average annual net assets in excess of $100 million. The Manager has voluntarily undertaken to assume certain Fund expenses. The Manager reserves the right to amend or terminate that expense assumption at any time.

-------------------------------------------------------------------------------- Sub-Advisor Fees. The Manager retains Salomon Brothers Asset Management, Inc. (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. For the six months ended May 31, 2003, the Manager paid $63,386 to the Sub-Advisor for services to the Fund. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee. 19 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates Continued Additionally, Class Y shares are subject to minimum fees of $5,000 for
 	assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

 	OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
 	The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                Aggregate        Class A   Concessions   Concessions   Concessions   Concessions
                Front-End      Front-End    on Class A    on Class B    on Class C    on Class N
            Sales Charges  Sales Charges        Shares        Shares        Shares        Shares
 Six Months    on Class A    Retained by   Advanced by   Advanced by   Advanced by   Advanced by
 Ended             Shares    Distributor Distributor 1 Distributor 1 Distributor 1 Distributor 1
------------------------------------------------------------------------------------------------

 May 31, 2003     $15,637       $284,034        $2,504       $19,184        $9,819       $14,037
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Six Months Retained by Retained by Retained by Retained by Ended Distributor Distributor Distributor Distributor -------------------------------------------------------------------------------- May 31, 2003 $-- $6,611 $1,431 $5,350 --------------------------------------------------------------------------------
 	Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended May 31, 2003, payments under the Class A Plan totaled $6,925, all of which were paid by the Distributor to recipients, and included $560 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 	Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

20 | OPPENHEIMER SELECT MANAGERS SALOMON BROTHERS ALL CAP FUND
 	Distribution fees paid to the Distributor for the six months ended May 31, 2003, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class -------------------------------------------------------------------------------- Class B Plan $18,949 $16,317 $179,677 4.11% Class C Plan 31,327 17,317 134,135 1.88 Class N Plan 14,726 5,568 192,222 2.71 -------------------------------------------------------------------------------- 5. Borrowing and Lending Arrangements
 	Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an “interfund borrowing and lending arrangement” with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund’s Board of Trustees, based upon a recommendation by the investment manager. The Fund’s borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day’s notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

 	The Fund had no interfund borrowings or loans outstanding during the six months ended or at May 31, 2003.

-------------------------------------------------------------------------------- 6. Fund Reorganization
 	In April, 2003, the Board of Trustees approved the reorganization of Oppenheimer Select Managers Salomon Brothers All Cap Fund with and into Oppenheimer Value Fund. Shareholders of Oppenheimer Select Managers Salomon Brothers All Cap Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Value Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2003.

October 31, 2002 ================================================================================ Oppenheimer Annual Report Value Fund -------- Management Commentaries ================================================================================ Fund Highlights Performance Update Investment Strategy Discussion Financial Statements

“In an environment characterized by a weak economy, corporate scandals and heightened international tensions, our stock selection strategy enabled the Fund to avoid the full brunt of the stock market’s general decline in several industry groups, most notably technology, financial services and industrials.”

[LOGO] OppenheimerFunds[R] The Right Way to Invest HIGHLIGHTS CONTENTS 1 Letter to Shareholders 3 An Interview with Your Fund's Manager 7 Fund Performance 13 Financial Statements 31 Independent Auditors' Report 32 Federal Income Tax Information 35 Directors and Officers Fund Objective

Oppenheimer Value Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of income is a secondary consideration.

Fund Highlight According to Lipper, Inc., the Fund's Class A shares ranked in the top 10% (18/352) of large-cap value funds for the one-year period ended October 31, 2002.1 Average Annual Total Returns* For the 1-Year Period Ended 10/31/02 Without With Sales Chg. Sales Chg. --------------------------------- Class A -7.15% -12.49% --------------------------------- Class B -7.87 -12.47 --------------------------------- Class C -7.85 -8.77 --------------------------------- Class N -7.41 -8.33 --------------------------------- Class Y -7.18 Top Ten Common Stock Holdings 2 AT&T Corp. 6.6% Bank of America Corp. 5.6 American International Group, Inc. 5.4 SLM Corp. 5.2 BP plc, ADR 4.9 Boeing Co. 4.5 Sappi Ltd., Sponsored ADR 4.5 Freddie Mac 3.8 Lockheed Martin Corp. 3.5 Nike, Inc., Cl. B 3.5

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 11 for further details.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Large-Cap Value Fund category, 123/180 for the five-year and 32/60 for the ten-year period ended 10/31/02. Past performance is no guarantee of future results. 2. Portfolio's holdings and strategies are subject to change. Percentages are as of October 31, 2002, and are based on net assets. LETTER TO SHAREHOLDERS Dear Shareholder,

In the last 100 years, there have been about 30 bear markets--each one ultimately followed by a recovery. Although markets in 2002 proved to be challenging and extremely volatile, we now find ourselves in a changing economic environment punctuated by moderate growth and the lowest interest rates we’ve seen in 40 years. At OppenheimerFunds, we continue to believe in the growth, ingenuity, and underlying strength of our economy and the markets for the long haul.

        We also understand that your investments with us may represent retirement, a future home or a college education. We take very seriously the responsibility of helping you work toward your goals. In good markets and in bad, we are committed to providing you with the investment products and services that can help you achieve your financial objectives.

        In recent years, many of us have seen the assets we count on for the future decrease in value, sometimes significantly, making it extremely difficult to stick to long-term investing plans. Yet basic investment principles of asset allocation and diversification are most important precisely at the times when we seem most ready to abandon them. As a valued shareholder, we encourage you to stay the course and focus on your long-term goals.

        Of course that doesn’t mean ignoring your portfolio. When the financial markets make major moves, portfolio changes may be necessary to adjust risk, rebalance allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and most importantly, work closely with your financial advisor to ensure that any changes you make fit within your long-term investing plan.

[SIDEBAR] [PHOTO OF JOHN V. MURPHY] John V. Murphy President Oppenheimer Value Fund 1 | OPPENHEIMER VALUE FUND LETTER TO SHAREHOLDERS

        With that said, we also expect the road ahead to present new and unique challenges. It is our belief that adhering to core investment principles can help you reach your goals. The principles of investing aren’t exciting or easy. All they are is true. We hope you share the same convictions as we greet the start of the New Year and thank you for your continued faith in OppenheimerFunds, The Right Way to Invest.

Sincerely, /s/John V. Murphy

__________ John V. Murphy November 21, 2002

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

For more current information regarding your Fund, please access the OppenheimerFunds website at www.oppenheimerfunds.com where you will find weekly Market Updates, and monthly Fund updates including the most recent list of top holdings.

2 | OPPENHEIMER VALUE FUND AN INTERVIEW WITH YOUR FUND'S MANAGER Q

How did Oppenheimer Value Fund perform over the 12-month period that ended October 31, 2002? A. The reporting period saw a very difficult investment environment, in which stocks within virtually every economic sector declined. Nonetheless, we are pleased that the Fund’s -7.15% Class A total return without sales charge exceeded the -15.10% return produced by its benchmark, the S&P 500 Index.3 The Fund also produced higher returns (without sales charge) than the average return of the 352 funds in its peer group (-14.27%), the Lipper Large Cap Value category. We attribute the Fund’s relatively strong performance to our stock selection strategy, which enabled the Fund to beat the averages in eight of ten industry sectors.

What external events influenced the Fund’s performance?

The entire stock market was adversely influenced by a lackluster economy and negative investor sentiment related to high-profile accounting irregularities, corporate scandals, September 11th and heightened international tension in the Middle East.

        When the reporting period began, the events of September 11th had intensified the 2001 economic recession. In response, the Federal Reserve Board continued to reduce interest rates aggressively, driving the federal funds rate to 1.75%, its lowest level in 40 years. Stocks responded positively to these moves, rallying off the lows established after the attacks as investors increasingly looked forward to the end of the recession. When the economic recovery arrived in early 2002, however, it proved to be weaker than most investors expected. Although consumer spending remained strong, corporations continued to cancel or postpone capital spending plans, which put pressure on their vendors’ earnings. As a result, stocks fell sharply during the second and third quarters of 2002.

[SIDEBAR] Portfolio Manager Chris Leavy 3. For more information on the Fund's benchmark, please see "Comparing the Fund's Performance to the Market" on page 7. 3 | OPPENHEIMER VALUE FUND AN INTERVIEW WITH YOUR FUND'S MANAGER

        Lackluster economic conditions were aggravated by widespread concerns related to the war on terrorism and possible U.S. military action in Iraq. In addition, a number of corporate scandals among some major U.S. corporations caused investors to question the veracity of companies’ financial statements, putting further downward pressure on stock prices.

Where did you find the most compelling opportunities in this challenging investment environment? Our stock selection strategy enabled the Fund to avoid the full brunt of the stock market’s general decline in several industry groups, most notably technology, financial services and industrials. In the technology area, the Fund received particularly good performance from wireless communications provider QUALCOMM, Inc., whose CDMA (Code Division Multiple Access) standard captured a larger market share. Similarly, Pinnacle Systems, Inc. benefited from rising demand for computer-based video editing and distribution systems. In the financial services group, strong relative returns were driven by stocks such as SLM Corp. (“Sallie Mae”), the leading provider of student loans, which rose as the company gained market share amid strong loan demand. Insurance giant American International Group, Inc. also performed well in a favorable pricing environment. In the industrials sector, the Fund’s relatively heavy exposure to defense contractors boosted returns when defense spending increased after September 11th.

        However, our stock selection strategy caused the Fund to lag in two of the ten major economic sectors, albeit modestly. In the energy group, asbestos-related litigation concerns hurt the stock of Ashland, Inc., offsetting good performance from other energy holdings. Similarly, in the healthcare area, deteriorating business fundamentals at Bristol Myers Squibb Co. detracted from overall performance.

[SIDEBAR]

While we’re never satisfied with negative returns, we are nonetheless pleased that we successfully picked the right stocks in eight out of the ten major market sectors represented in our benchmark.

4 | OPPENHEIMER VALUE FUND

Did the Fund’s composition change significantly during the reporting period? By design, changes were modest. Our investment approach focuses primarily on security selection. We may then emphasize those areas we believe will perform best and de-emphasize those that we expect to lag. However, the bulk of the Fund’s relative returns are derived from our stock selection strategy, in which we conduct company-by-company research to identify what we believe to be the most promising value-oriented stocks within each sector.

        With that said, we slightly reduced the Fund’s exposure to the industrials sector by taking profits in defense contractors that had gained value. We redeployed some of those proceeds to the healthcare sector, where we found an attractively valued health insurance company with strong future earnings power.

Where are you currently finding opportunities, and how is the Fund positioned for the future? After almost 2-1/2 years of deteriorating business fundamentals and steep stock price declines, we have recently begun to find attractive values among certain technology stocks that, in our view, enjoy sound business fundamentals. We believe that these stocks will be among the long-term survivors of the “tech wreck,” and their stock prices should rebound strongly when the economy gains momentum. On the other hand, we are finding relatively few compelling values among consumer-oriented stocks, many of which have appreciated over the past 12 months.

Average Annual Total Returns with Sales Charge For the Periods Ended 9/30/02 4 Class A 1-Year 5-Year 10-Year

__________ -15.86% -5.42% 7.37% Class B Since 1-Year 5-Year Inception

__________ -15.83% -5.29% 3.00% Class C Since 1-Year 5-Year Inception

__________ -12.25% -5.00% 1.20% Class N Since 1-Year 5-Year Inception

__________ -11.78% N/A -16.18% Class Y Since 1-Year 5-Year Inception

__________ -10.35% -3.97% 0.93% 4. See Notes on page 11 for further details. 5 | OPPENHEIMER VALUE FUND AN INTERVIEW WITH YOUR FUND'S MANAGER

        Overall, we have maintained our focus on companies that have demonstrated their ability to generate strong earnings, even during trying economic times. In our view, paying close attention to business fundamentals is key to what makes Oppenheimer Value Fund an important part of The Right Way to Invest.

Top Five Common Stock Industries 6 ---------------------------------------------- Diversified Financials 14.3% ---------------------------------------------- Insurance 9.9 ---------------------------------------------- Aerospace & Defense 8.0 ---------------------------------------------- Banks 7.6 ---------------------------------------------- Wireless Telecommunication Services 6.6 [SIDEBAR] Sector Allocation 5 [PIE CHART] o Financials 34.3% Diversified Financials 15.4 Insurance 10.7 Banks 8.2 o Information Technology 12.5 o Industrials 10.8 o Telecommunication Services 9.5 o Consumer Discretionary 9.1 o Energy 7.2 o Materials 6.3 o Health Care 5.9 o Utilities 3.1 o Consumer Staples 1.3 5. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on total market value of common stock holdings. 6. Portfolio's holdings and allocations are subject to change. Percentages are as of October 31, 2002, and are based on net assets. 6 | OPPENHEIMER VALUE FUND FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2002, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Performance. During the Fund’s fiscal year that ended October 31, 2002, Oppenheimer Value Fund’s strong performance relative to its benchmark, the S&P 500 and peer group was driven by its security selection strategy. The Fund particularly benefited from its holdings of technology, industrial and financial services stocks, which performed better in the aggregate than their respective components on the value side of the S&P 500 Index. Only the Fund’s energy and health care holdings trailed their respective Index components (10 sectors in all), and in each case the margin of difference was minimal. The Fund slightly reduced its exposure to the industrials group after taking profits in stocks of defense contractors that had gained value, and it modestly increased its exposure to health care stocks. The Fund’s portfolio holdings and allocations are subject to change.

Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until October 31, 2002. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y, performance is measured from inception of the class on December 16, 1996. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C shares and Class N, and reinvestments of all dividends and capital gains distributions. There is no sales charge applicable for Class Y shares.

        The Fund’s performance is compared to the performance of the Standard & Poor’s (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.

7 | OPPENHEIMER VALUE FUND FUND PERFORMANCE Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART] Oppenheimer Value Fund (Class A) S&P 500 Index 12/31/1992 9,425 10,000 03/31/1993 10,182 10,436 06/30/1993 10,757 10,486 09/30/1993 11,238 10,757 12/31/1993 11,396 11,006 03/31/1994 11,132 10,589 06/30/1994 10,914 10,633 09/30/1994 11,472 11,152 12/31/1994 11,321 11,150 03/31/1995 12,318 12,235 06/30/1995 13,363 13,401 09/30/1995 14,499 14,465 12/31/1995 15,442 15,335 03/31/1996 16,178 16,158 06/30/1996 16,381 16,883 09/30/1996 16,836 17,405 10/31/1996 7 17,204 17,884 01/31/1997 19,033 20,031 04/30/1997 19,043 20,515 07/31/1997 22,471 24,546 10/31/1997 21,953 23,625 01/31/1998 22,270 25,420 04/30/1998 25,086 28,940 07/31/1998 23,551 29,285 10/31/1998 22,446 28,826 01/31/1999 24,950 33,684 04/30/1999 25,152 35,257 07/31/1999 24,725 35,201 10/31/1999 23,253 36,223 01/31/2000 21,877 37,167 04/30/2000 23,550 38,825 07/31/2000 23,032 38,357 10/31/2000 22,647 38,424 01/31/2001 24,614 36,832 04/30/2001 24,104 33,791 07/31/2001 24,412 32,864 10/31/2001 21,379 28,861 01/31/2002 23,450 30,889 04/30/2002 23,477 29,528 07/31/2002 19,797 25,103 10/31/2002 19,851 24,504

Average Annual Total Returns of Class A Shares of the Fund at 10/31/02* 1-Year -12.49% 5-Year -3.15% 10-Year 7.86%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART] Oppenheimer Value Fund (Class B) S&P 500 Index 10/02/1995 10,000 10,000 12/31/1995 10,804 10,602 03/31/1996 11,294 11,170 06/30/1996 11,399 11,671 09/30/1996 11,683 12,032 10/31/1996 7 11,930 12,364 01/31/1997 13,169 13,848 04/30/1997 13,143 14,183 07/31/1997 15,487 16,969 10/31/1997 15,105 16,332 01/31/1998 15,287 17,573 04/30/1998 17,188 20,007 07/31/1998 16,114 20,245 10/31/1998 15,327 19,928 01/31/1999 17,002 23,286 04/30/1999 17,109 24,374 07/31/1999 16,780 24,335 10/31/1999 15,754 25,041 01/31/2000 14,798 25,694 04/30/2000 15,901 26,841 07/31/2000 15,515 26,517 10/31/2000 15,237 26,563 01/31/2001 16,526 25,463 04/30/2001 16,158 23,360 07/31/2001 16,328 22,719 10/31/2001 14,280 19,952 01/31/2002 15,663 21,354 04/30/2002 15,680 20,413 07/31/2002 13,223 17,354 10/31/2002 13,258 16,940

Average Annual Total Returns of Class B Shares of the Fund at 10/31/02* 1-Year -12.47% 5-Year -3.02% Since Inception 4.05%

7. The Fund changed its fiscal year end from 12/31 to 10/31.

* See Notes on page 11 for further details.

8 | OPPENHEIMER VALUE FUND Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART] Oppenheimer Value Fund (Class C) S&P 500 Index 05/01/1996 10,000 10,000 06/30/1996 10,061 10,297 09/30/1996 10,314 10,615 10/31/1996 7 10,535 10,908 01/31/1997 11,629 12,217 04/30/1997 11,606 12,512 07/31/1997 13,676 14,971 10/31/1997 13,341 14,409 01/31/1998 13,508 15,503 04/30/1998 15,186 17,650 07/31/1998 14,233 17,861 10/31/1998 13,537 17,581 01/31/1999 15,012 20,544 04/30/1999 15,115 21,503 07/31/1999 14,821 21,469 10/31/1999 13,918 22,092 01/31/2000 13,070 22,668 04/30/2000 14,049 23,679 07/31/2000 13,712 23,394 10/31/2000 13,463 23,435 01/31/2001 14,600 22,464 04/30/2001 14,270 20,609 07/31/2001 14,423 20,043 10/31/2001 12,605 17,602 01/31/2002 13,804 18,839 04/30/2002 13,795 18,009 07/31/2002 11,607 15,310 10/31/2002 11,616 14,945

Average Annual Total Returns of Class C Shares of the Fund at 10/31/02* 1-Year -8.77% 5-Year -2.73% Since Inception 2.33%

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART] Oppenheimer Value Fund (Class N) S&P 500 Index 03/01/2001 10,000 10,000 04/30/2001 9,928 10,094 07/31/2001 10,050 9,817 10/31/2001 8,794 8,621 01/31/2002 9,635 9,227 04/30/2002 9,640 8,821 07/31/2002 8,126 7,499 10/31/2002 8,143 7,320 Average Annual Total Returns of Class N Shares of the Fund at 10/31/02* 1-Year -8.33% Since Inception -11.60% 9 | OPPENHEIMER VALUE FUND FUND PERFORMANCE Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE CHART] Oppenheimer Value Fund (Class Y) S&P 500 Index 12/16/1996 10,000 10,000 01/31/1997 10,699 10,624 04/30/1997 10,693 10,881 07/31/1997 12,637 13,019 10/31/1997 12,362 12,531 01/31/1998 12,552 13,482 04/30/1998 14,145 15,349 07/31/1998 13,292 15,532 10/31/1998 12,687 15,289 01/31/1999 14,111 17,866 04/30/1999 14,238 18,700 07/31/1999 13,984 18,670 10/31/1999 13,170 19,212 01/31/2000 12,392 19,713 04/30/2000 13,355 20,593 07/31/2000 13,062 20,344 10/31/2000 12,851 20,380 01/31/2001 13,980 19,536 04/30/2001 13,709 17,923 07/31/2001 13,905 17,431 10/31/2001 12,196 15,308 01/31/2002 13,387 16,383 04/30/2002 13,409 15,661 07/31/2002 11,321 13,314 10/31/2002 11,321 12,997

Average Annual Total Returns of Class Y Shares of the Fund at 10/31/02* 1-Year -7.18% 5-Year -1.74% Since Inception 2.13%

* See Notes on page 11 for further details.

The performance information for the S&P 500 Index in the graphs begins on 12/31/92 for Class A, 9/30/95 for Class B, 4/30/96 for Class C, 2/28/01 for Class N and 12/31/96 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10 | OPPENHEIMER VALUE FUND NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the “since inception” return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period.

Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

11 | OPPENHEIMER VALUE FUND Financial Statements Pages 13-30 12 | OPPENHEIMER VALUE FUND STATEMENT OF INVESTMENTS October 31, 2002 Market Value Shares See Note 1 ==================================================== Common Stocks--92.7% ---------------------------------------------------- Consumer Discretionary--8.5% ---------------------------------------------------- Auto Components--0.7% Delphi Corp. 214,500 $ 1,492,920 ---------------------------------------------------- Leisure Equipment & Products--1.0% Mattel, Inc. 110,800 2,034,288 ---------------------------------------------------- Media--3.3% News Corp. Ltd. (The), Sponsored ADR, Preference 336,300 6,648,651 ---------------------------------------------------- Textiles & Apparel--3.5% Nike, Inc., Cl. B 151,000 7,125,690 ---------------------------------------------------- Consumer Staples--1.2% ---------------------------------------------------- Tobacco--1.2% Philip Morris Cos., Inc. 59,600 2,428,700 ---------------------------------------------------- Energy--6.7% ---------------------------------------------------- Energy Equipment & Services--0.5% Noble Corp. 1 30,800 995,456 ---------------------------------------------------- Oil & Gas--6.2% Ashland, Inc. 70,200 1,842,750 ---------------------------------------------------- BP plc, ADR 258,200 9,927,790 ChevronTexaco Corp. 14,000 946,820

12,717,360 ---------------------------------------------------- Financials--31.8% ---------------------------------------------------- Banks--7.6% Bank of America Corp. 163,600 11,419,280 ---------------------------------------------------- Wachovia Corp. 119,800 4,167,842

15,587,122 ---------------------------------------------------- Diversified Financials--14.3% Capital One Financial Corp. 71,000 2,163,370 ---------------------------------------------------- Citigroup, Inc. 39,966 1,476,744 ---------------------------------------------------- Franklin Resources, Inc. 176,100 5,809,539 ---------------------------------------------------- Freddie Mac 127,200 7,832,976 ---------------------------------------------------- Merrill Lynch & Co., Inc. 35,400 1,343,430 ---------------------------------------------------- SLM Corp. 102,600 10,541,124

29,167,183 ---------------------------------------------------- Insurance--9.9% Allstate Corp. 76,500 3,043,170 ---------------------------------------------------- American International Group, Inc. 175,200 10,958,760 Market Value Shares See Note 1 ---------------------------------------------------- Insurance Continued Hartford Financial Services Group, Inc. 36,200 $ 1,429,900 ---------------------------------------------------- Prudential Financial, Inc. 1 162,600 4,747,920 ---------------------------------------------------- Travelers Property Casualty Corp., Cl. A 1 3,368 44,963 ---------------------------------------------------- Travelers Property Casualty Corp., Cl. B 1 6,920 93,558

20,318,271 ---------------------------------------------------- Health Care--5.4% ---------------------------------------------------- Health Care Providers & Services--3.7% Aetna, Inc. 171,800 6,923,540 ---------------------------------------------------- Service Corp. International 1 224,200 706,230

7,629,770 ---------------------------------------------------- Pharmaceuticals--1.7% Pharmacia Corp. 62,600 2,691,800 ---------------------------------------------------- Schering-Plough Corp. 39,100 834,785

3,526,585 ---------------------------------------------------- Industrials--10.0% ---------------------------------------------------- Aerospace & Defense--8.0% Boeing Co. 310,500 9,237,375 ---------------------------------------------------- Lockheed Martin Corp. 124,400 7,202,760

16,440,135 ---------------------------------------------------- Industrial Conglomerates--1.7% Tyco International Ltd. 235,000 3,398,100 ---------------------------------------------------- Machinery--0.3% Navistar International Corp. 1 125,800 578,436 ---------------------------------------------------- Information Technology--11.6% ---------------------------------------------------- Communications Equipment--4.6% JDS Uniphase Corp. 1,2 1,458,800 3,283,759 ---------------------------------------------------- QUALCOMM, Inc 1 177,900 6,141,108

9,424,867 ---------------------------------------------------- Computers & Peripherals--3.9% Hewlett-Packard Co. 371,800 5,874,440 ---------------------------------------------------- Lexmark International, Inc., Cl. A 1 26,800 1,592,456 13 | OPPENHEIMER VALUE FUND STATEMENT OF INVESTMENTS Continued Market Value Shares See Note 1 ---------------------------------------------------- Computers & Peripherals Continued Pinnacle Systems, Inc. 1 40,600 $ 482,734

7,949,630 ---------------------------------------------------- Electronic Equipment & Instruments--3.1% Thermo Electron Corp. 1 343,700 6,320,643 ---------------------------------------------------- Materials--5.8% ---------------------------------------------------- Chemicals--0.9% FMC Corp. 1 53,700 1,642,683 ---------------------------------------------------- Monsanto Co. 13,357 220,791

1,863,474 ---------------------------------------------------- Metals & Mining--0.4% Alcoa, Inc. 42,000 926,520 ---------------------------------------------------- Paper & Forest Products--4.5% Sappi Ltd., Sponsored ADR 743,300 9,112,858 ---------------------------------------------------- Telecommunication Services--8.8% ---------------------------------------------------- Diversified Telecommunication Services--2.2% Verizon Communications, Inc. 121,600 4,591,616 ---------------------------------------------------- Wireless Telecommunication Services--6.6% AT&T Corp. 1,033,200 13,472,928 ---------------------------------------------------- Utilities--2.9% ---------------------------------------------------- Electric Utilities--2.9% Dominion Resources, Inc. 125,200 6,009,600

Total Common Stocks (Cost $186,306,877) 189,760,803 Principal Market Value Amount See Note 1 ==================================================== Short-Term Notes--2.1% Federal Home Loan Bank, 1.65%, 11/1/02 (Cost $4,200,000) $4,200,000 $ 4,200,000 ====================================================

Joint Repurchase Agreements--4.5% Undivided interest of 49.65% in joint repurchase agreement (Market Value $18,754,000) with Zion Bank/Capital Markets Group, 1.85%, dated 10/31/02, to be repurchased at $9,311,478 on 11/1/02, collateralized by U.S. Treasury Bonds, 2.125%, 10/31/04, with a value of $19,178,339 (Cost $9,311,000) 9,311,000 9,311,000

---------------------------------------------------- Total Investments, at Value (Cost $199,817,877) 99.3% 203,271,803 ---------------------------------------------------- Other Assets Net of Liabilities 0.7 1,355,812

Net Assets 100.0% $204,627,615 ===================== Footnotes to Statement of Investments 1. Non-income producing security. 2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  Contracts Expiration  Exercise   Premium Market Value
                            Subject to Call       Date     Price  Received   See Note 1
---------------------------------------------------------------------------------------

JDS Uniphase Corp.                       14    3/24/03     $2.50      $742         $700
See accompanying Notes to Financial Statements. 14 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES October 31, 2002

===================================================================================
Assets

Investments, at value (cost $199,817,877)--see accompanying statement $203,271,803
-----------------------------------------------------------------------------------
Cash                                                                        56,772
-----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                         5,466,226
Shares of capital stock sold                                               124,254
Interest and dividends                                                     115,849
Other                                                                        1,660
                                                                      -------------
Total assets                                                           209,036,564

===================================================================================
Liabilities
Options written, at value (premiums received $742)--see accompanying statement 700
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                    3,976,112
Shares of capital stock redeemed                                           148,740
Shareholder reports                                                         87,054
Transfer and shareholder servicing agent fees                               69,827
Directors' compensation                                                     47,526
Distribution and service plan fees                                          41,070
Other                                                                       37,920
                                                                      -------------
Total liabilities                                                        4,408,949

===================================================================================
Net Assets                                                            $204,627,615
                                                                      =============

===================================================================================
Composition of Net Assets
Par value of shares of capital stock                                  $     13,895
-----------------------------------------------------------------------------------
Additional paid-in capital                                             245,650,297
-----------------------------------------------------------------------------------
Undistributed net investment income                                        177,268
-----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (44,667,813)
-----------------------------------------------------------------------------------
Net unrealized appreciation on investments                               3,453,968
                                                                      -------------
Net Assets                                                            $204,627,615
                                                                      =============
15 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES Continued ================================================================================ Net Asset Value Per Share Class A Shares: Net asset value and redemption price per share (based on net assets of $141,562,779 and 9,576,254 shares of capital stock outstanding) $14.78 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $15.68 -------------------------------------------------------------------------------- Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $47,323,320 and 3,232,435 shares of capital stock outstanding) $14.64 --------------------------------------------------------------------------------

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $13,466,078 and 932,473 shares of capital stock outstanding) $14.44 --------------------------------------------------------------------------------

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,201,397 and 81,857 shares of capital stock outstanding) $14.68 --------------------------------------------------------------------------------

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $1,074,041 and 71,781 shares of capital stock outstanding) $14.96 See accompanying Notes to Financial Statements. 16 | OPPENHEIMER VALUE FUND STATEMENT OF OPERATIONS For the Year Ended October 31, 2002

===================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $21,725)               $  3,535,454
-----------------------------------------------------------------------------------
Interest                                                                   240,249
                                                                      -------------
Total investment income                                                  3,775,703

===================================================================================
Expenses
Management fees                                                          1,481,518
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    405,280
Class B                                                                    562,278
Class C                                                                    129,685
Class N                                                                      2,521
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                    497,606
Class B                                                                    184,551
Class C                                                                     41,558
Class N                                                                      1,600
Class Y                                                                     29,516
-----------------------------------------------------------------------------------
Shareholder reports                                                         75,031
-----------------------------------------------------------------------------------
Accounting service fees                                                     15,000
-----------------------------------------------------------------------------------
Directors' compensation                                                     14,722
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  2,227
-----------------------------------------------------------------------------------
Other                                                                       15,310
                                                                      -------------
Total expenses                                                           3,458,403
Less reduction to custodian expenses                                          (485)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                                                (19,021)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Class Y                                                              (24,241)
                                                                      -------------
Net expenses                                                             3,414,656

===================================================================================
Net Investment Income                                                      361,047

===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                  (28,016,793)
Closing and expiration of option contracts written                         875,186
                                                                      -------------
Net realized loss                                                      (27,141,607)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                    10,745,185
                                                                      -------------
Net realized and unrealized loss                                       (16,396,422)

===================================================================================
Net Decrease in Net Assets Resulting from Operations                  $(16,035,375)
                                                                      =============
See accompanying Notes to Financial Statements. 17 | OPPENHEIMER VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,                                          2002          2001
===================================================================================
Operations

Net investment income (loss)                            $    361,047  $    (91,479)
-----------------------------------------------------------------------------------
Net realized loss                                        (27,141,607)   (7,841,920)
-----------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)      10,745,185    (7,812,172)
                                                        ---------------------------
Net decrease in net assets resulting from operations     (16,035,375)  (15,745,571)

===================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (135,466)   (1,847,746)
Class B                                                           --       (87,334)
Class C                                                           --       (18,346)
Class N                                                          (43)           --
Class Y                                                       (3,575)           --

===================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                  (14,210,177)   (3,267,773)
Class B                                                   (6,150,602)   (2,239,487)
Class C                                                    4,299,663     1,787,816
Class N                                                    1,286,579        13,360
Class Y                                                      563,632       716,127

===================================================================================
Net Assets
Total decrease                                           (30,385,364)  (20,688,954)
-----------------------------------------------------------------------------------
Beginning of period                                      235,012,979   255,701,933
                                                        ---------------------------
End of period [including undistributed (overdistributed)
net investment income of $177,268 and $(44,695),
respectively]                                           $204,627,615  $235,012,979
                                                        ===========================
See accompanying Notes to Financial Statements. 18 | OPPENHEIMER VALUE FUND FINANCIAL highlights

Class A     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.93   $ 17.06   $ 20.69   $ 20.91   $ 23.31
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .07       .03       .16       .17       .16
Net realized and unrealized gain (loss)     (1.21)     (.98)     (.65)      .64       .32
                                          -------------------------------------------------
Total from investment operations            (1.14)     (.95)     (.49)      .81       .48
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.01)     (.18)     (.16)     (.17)     (.12)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.01)     (.18)    (3.14)    (1.03)    (2.88)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.78    $15.93    $17.06    $20.69    $20.91
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.15)%   (5.60)%   (2.60)%    3.60%     2.24%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands) $141,563  $166,285  $181,566  $392,483  $456,264
-------------------------------------------------------------------------------------------
Average net assets (in thousands)        $166,319  $181,631  $234,840  $448,884  $442,138
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                        0.38%     0.19%     0.66%     0.68%     0.84%
Expenses                                     1.22%     1.26%     1.17%     1.02%     0.98% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 19 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued

Class B     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.89   $ 16.99   $ 20.58   $ 20.83   $ 23.32
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.10)     (.11)     (.05)     (.03)      .02
Net realized and unrealized gain (loss)     (1.15)     (.97)     (.56)      .66       .30
                                          -------------------------------------------------
Total from investment operations            (1.25)    (1.08)     (.61)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.02)       --      (.02)     (.05)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.02)    (2.98)     (.88)    (2.81)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.64    $15.89    $16.99    $20.58    $20.83
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.87)%   (6.34)%  (3.28)%    2.79%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $47,323   $57,584   $64,287  $102,736  $123,260
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $56,200   $65,115   $79,239  $123,616  $110,240
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.40)%   (0.57)%   (0.14)%   (0.08)%    0.08%
Expenses                                     2.01%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 20 | OPPENHEIMER VALUE FUND

Class C     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 15.67   $ 16.77   $ 20.35   $ 20.60   $ 23.07
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                 (.01)     (.08)     (.04)     (.02)      .01
Net realized and unrealized gain (loss)     (1.22)     (.99)     (.56)      .65       .31
                                          -------------------------------------------------
Total from investment operations            (1.23)    (1.07)     (.60)      .63       .32
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income           --      (.03)       --      (.02)     (.03)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                                --      (.03)    (2.98)     (.88)    (2.79)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.44    $15.67    $16.77    $20.35    $20.60
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 1          (7.85)%   (6.38)%   (3.27)%    2.82%     1.47%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)  $13,466   $10,494   $ 9,849   $14,582   $18,204
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $12,977   $11,088   $11,975   $17,746   $15,355
-------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                (0.41)%   (0.56)%   (0.14)%   (0.07)%    0.06%
Expenses                                     2.00%     2.01%     1.93%     1.77%     1.73% 3
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 21 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued Class N Year Ended October 31, 2002 2001 1 ================================================================================ Per Share Operating Data Net asset value, beginning of period $ 15.90 $ 18.08 --------------------------------------------------------------------------------

Income (loss) from investment operations:

Net investment income (loss) .05 (.02) Net realized and unrealized loss (1.22) (2.16) -------------------- Total from investment operations (1.17) (2.18) --------------------------------------------------------------------------------

Dividends and/or distributions to shareholders:

Dividends from net investment income (.05) -- Distributions from net realized gain -- -- -------------------- Total dividends and/or distributions to shareholders (.05) -- -------------------------------------------------------------------------------- Net asset value, end of period $14.68 $15.90 ==================== ================================================================================ Total Return, at Net Asset Value 2 (7.41)% (12.06)% ================================================================================ Ratios/Supplemental Data Net assets, end of period (in thousands) $1,201 $12 -------------------------------------------------------------------------------- Average net assets (in thousands) $ 508 $ 5 -------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income (loss) 0.00% (0.45)% Expenses 1.49% 1.61% -------------------------------------------------------------------------------- Portfolio turnover rate 150% 336% 1. For the period from March 1, 2001 (inception of offering) to October 31, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. See accompanying Notes to Financial Statements. 22 | OPPENHEIMER VALUE FUND

Class Y     Year Ended October 31,           2002      2001      2000      1999      1998
===========================================================================================
Per Share Operating Data

Net asset value, beginning of period      $ 16.20   $ 17.07   $ 20.72   $ 20.97   $ 23.34
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                  .06 1     .10 1     .17 1     .22       .22
Net realized and unrealized gain (loss)     (1.21) 1   (.97) 1   (.63) 1    .64       .34
                                          -------------------------------------------------
Total from investment operations            (1.15)     (.87)     (.46)      .86       .56
-------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income         (.09)       --      (.21)     (.25)     (.17)
Distributions from net realized gain           --        --     (2.98)     (.86)    (2.76)
                                          -------------------------------------------------
Total dividends and/or distributions
to shareholders                              (.09)       --     (3.19)    (1.11)    (2.93)
-------------------------------------------------------------------------------------------
Net asset value, end of period             $14.96    $16.20    $17.07    $20.72    $20.97
                                          =================================================

===========================================================================================
Total Return, at Net Asset Value 2          (7.18)%   (5.10)%   (2.42)%    3.81%     2.63%

===========================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)   $1,074      $638   $     1   $76,571  $136,729
-------------------------------------------------------------------------------------------
Average net assets (in thousands)          $  955      $155   $48,714   $95,765  $118,010
-------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                        0.33%     0.62%     1.06%     0.90%     1.19%
Expenses                                     3.77%     1.20%     0.97%     0.76%     0.62% 4
Expenses, net of voluntary waiver
of transfer agent fees and/or
reduction to custodian expenses              1.23%     0.83%     0.97%     0.76%     0.62%
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       150%      336%       86%      135%      106%
1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 23 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS -------------------------------------------------------------------------------- 1. Significant Accounting Policies

Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

        The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates on the valuation date. Amounts related to the purchase and sale of foreign securities and investment income are translated at the prevailing exchange rates on the respective dates of such transactions. 24 | OPPENHEIMER VALUE FUND

        The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

--------------------------------------------------------------------------------

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

Directors’ Compensation. The Fund has adopted a nonfunded retirement plan for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2002, the Fund’s projected benefit obligations were increased by $5,725 and payments of $3,821 were made to retired directors, resulting in an accumulated liability of $46,599 as of October 31, 2002.

        The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

        During the fiscal year ended October 31, 2002, the Fund did not utilize any capital loss carryforward.

25 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows: Expiring

2008 $ 9,239,162 2009 5,386,519 2010 27,168,039

Total $41,793,720 =========== --------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

Year Ended Year Ended October 31, 2002 October 31, 2001 ------------------------------------------------------ Distributions paid from: Ordinary income $139,084 $1,953,426 Long-term capital gain -- -- Return of capital -- -- -------------------------- Total $139,084 $1,953,426 ==========================

As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income $ 177,268 Accumulated net realized loss (44,667,813) Net unrealized appreciation 3,453,968 ------------ Total $(41,036,577) ============ --------------------------------------------------------------------------------

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. 26 | OPPENHEIMER VALUE FUND -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. ================================================================================ 2. Shares of Capital Stock

The Fund has authorized 600 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                         Year Ended October 31, 2002   Year Ended October 31, 2001 1
                                Shares        Amount         Shares         Amount
-----------------------------------------------------------------------------------
Class A

Sold                         1,908,060  $ 31,560,410      2,495,305    $43,546,414
Dividends and/or
distributions reinvested         7,395       129,115        110,601      1,770,750
Redeemed                    (2,777,138)  (45,899,702)    (2,809,551)   (48,584,937)
                            -------------------------------------------------------
Net decrease                  (861,683) $(14,210,177)      (203,645)   $(3,267,773)
                            =======================================================

-----------------------------------------------------------------------------------
Class B
Sold                           849,996  $ 13,980,805      1,321,460    $23,155,557
Dividends and/or
distributions reinvested            --            --          5,009         80,552
Redeemed                    (1,241,241)  (20,131,407)    (1,487,290)   (25,475,596)
                            -------------------------------------------------------
Net decrease                  (391,245) $ (6,150,602)      (160,821)   $(2,239,487)
                            =======================================================

-----------------------------------------------------------------------------------
Class C
Sold                           508,463  $  8,150,546        535,330    $ 9,404,405
Dividends and/or
distributions reinvested            --            --          1,085         17,218
Redeemed                      (245,484)   (3,850,883)      (454,363)    (7,633,807)
                            -------------------------------------------------------
Net increase                   262,979  $  4,299,663         82,052    $ 1,787,816
                            =======================================================

-----------------------------------------------------------------------------------
Class N
Sold                            91,314  $  1,447,129            763    $    13,364
Dividends and/or
distributions reinvested             2            40             --             --
Redeemed                       (10,222)     (160,590)            --             (4)
                            -------------------------------------------------------
Net increase                    81,094  $  1,286,579            763    $    13,360
                            =======================================================

-----------------------------------------------------------------------------------
Class Y
Sold                            46,172  $    771,487         42,200    $   765,652
Dividends and/or
distributions reinvested           201         3,570             --             --
Redeemed                       (13,958)     (211,425)        (2,892)       (49,525)
                            -------------------------------------------------------
Net increase                    32,415  $    563,632         39,308    $   716,127
                            =======================================================
1. For the year ended October 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to October 31, 2001, for Class N shares. 27 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued -------------------------------------------------------------------------------- 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2002, were $334,479,987 and $333,369,595, respectively.

As of October 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $202,691,968 was composed of:

Gross unrealized appreciation $ 16,413,941 Gross unrealized depreciation (15,834,106) ------------ Net unrealized appreciation $ 579,835 ============

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================ 4. Fees and Other Transactions with Affiliates Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million. -------------------------------------------------------------------------------- Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.

        Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

        OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. Beginning November 1, 2002, transfer agent fees for Class Y shares are limited to 0.35% of the Fund’s average daily net assets. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. 28 | OPPENHEIMER VALUE FUND

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate         Class A    Concessions    Concessions    Concessions     Concessions
                  Front-End       Front-End     on Class A     on Class B     on Class C      on Class N
              Sales Charges   Sales Charges         Shares         Shares         Shares          Shares
                 on Class A     Retained by    Advanced by    Advanced by    Advanced by     Advanced by
 Year Ended          Shares     Distributor  Distributor 1  Distributor 1  Distributor 1   Distributor 1
---------------------------------------------------------------------------------------------------------

 October 31, 2002  $328,773        $140,953        $24,890       $321,368        $55,902         $13,817
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Retained by Retained by Retained by Retained by Year Ended Distributor Distributor Distributor Distributor ------------------------------------------------------------------------------ October 31, 2002 $5,940 $147,720 $2,050 $782 --------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2002, payments under the Class A Plan totaled $405,280, all of which were paid by the Distributor to recipients, and included $119,416 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to the Distributor for the year ended October 31, 2002, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class -------------------------------------------------------------------------------- Class B Plan $562,278 $439,448 $2,197,410 4.64% Class C Plan 129,685 34,048 374,036 2.78 Class N Plan 2,521 2,218 20,528 1.71 29 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Continued ================================================================================ 5. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

        The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

        Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

        Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities.

Realized gains and losses are reported in the Statement of Operations. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 2002 was as follows:

Call Options ------------------------ Number of Amount of Contracts Premiums ------------------------------------------------------------------- Options outstanding as of October 31, 2001 2,600 $ 267,991 Options written 9,176 1,216,250 Options closed or expired (11,312) (1,373,347) Options exercised (450) (110,152) ------------------------ Options outstanding as of October 31, 2002 14 $ 742 ======================== ================================================================================ 6. Bank Borrowings

Effective November 13, 2001 the Fund no longer participated in an agreement with other Oppenheimer funds in an unsecured line of credit with a bank. The Fund may borrow from a bank for temporary or emergency purposes, provided asset coverage for borrowings exceeds 300%.

        The Fund had no borrowings outstanding during the year ended October 31, 2002.

30 | OPPENHEIMER VALUE FUND INDEPENDENT AUDITORS' REPORT ================================================================================ The Board of Directors and Shareholders of Oppenheimer Value Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund, including the statement of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Value Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP Denver, Colorado November 21, 2002 31 | OPPENHEIMER VALUE FUND FEDERAL INCOME TAX INFORMATION Unaudited ================================================================================

In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

        Dividends of $0.0128, $0.0496 and $0.0917 per share were paid to Class A, Class N and Class Y shareholders, respectively, on December 7, 2001, all of which was designated as a “ordinary income” for federal income tax purposes.

        Dividends paid by the Fund during the fiscal year ended October 31, 2002 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

        The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

32 | OPPENHEIMER VALUE FUND SHAREHOLDER MEETING Unaudited ================================================================================

On September 24, 2002, a special shareholder meeting of the Fund was held at which all of the nominees for Director of Oppenheimer Series Fund, Inc. (the “Corporation”) on behalf of its series, Oppenheimer Value Fund were elected and all proposals were approved by shareholders as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

-------------------------------------------------------------------------------- Proposal No. 1

The following eleven persons were elected to serve as Director of the Corporation1 until their successors are elected and shall qualify:

Nominee For Against Total ------------------------------------------------------------------------------- Leon Levy 13,583,623.209 476,148.281 14,059,771.490 Donald W. Spiro 13,633,611.516 426,159.974 14,059,771.490 John V. Murphy 13,659,242.576 400,528.914 14,059,771.490 Robert G. Galli 13,614,810.277 444,961.213 14,059,771.490 Phillip A. Griffiths 13,664,597.884 395,176.606 14,059,771.490 Benjamin Lipstein 13,617,938.322 441,833.168 14,059,771.490 Elizabeth B. Moynihan 13,655,782.047 403,989.443 14,059,771.490 Kenneth A. Randall 13,648,925.235 410,846.255 14,059,771.490 Edward V. Regan 13,664,856.007 394,915.483 14,059,771.490 Russell S. Reynolds, Jr. 13,645,375.820 414,395.670 14,059,771.490 Clayton K. Yeutter 13,646,989.416 412,782.074 14,059,771.490 1. The Fund, along with Oppenheimer Disciplined Allocation Fund (the "Funds"), are series of the Corporation. Therefore the Funds have the same Board of Directors and the voting results for the election of Directors reflects the combined vote of the shares of both funds.

                                                                Broker
                For        Against           Abstain         Non-Votes            Total
---------------------------------------------------------------------------------------
Proposal No. 2

2(a). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to purchasing restricted or illiquid securities:

      5,400,534.779    841,726.821       561,312.255       777,365.000    7,580,938.855

2(b). Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:
      5,262,376.500    989,775.577       551,421.778       777,365.000    7,580,938.855

2(c). Elimination of the fundamental investment policy with respect to investing in a company of the purpose of exercising control:
      5,433,317.897    831,175.292       539,080.666       777,365.000    7,580,938.855

2(d). Elimination of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, and amendment of the fundamental policy with respect to commodities and real estate:
      5,763,275.267    527,514.319       511,784.269       778,365.000    7,580,938.855

2(e). Elimination of the fundamental investment policy with respect to entering in reverse repurchase agreements:
      5,285,759.833    865,568.458       652,245.564       777,365.000    7,580,938.855

2(f). Elimination of the fundamental investment policy with respect to investing in securities of foreign issuers:
      5,468,463.167    783,693.354       551,417.334       777,365.000    7,580,938.855

2(g). Amendment of the fundamental investment policy with respect to industry concentration:
      5,554,474.487    692,189.830       556,909.538       777,365.000    7,580,938.855
33 | OPPENHEIMER VALUE FUND SHAREHOLDER MEETING Continued

                                                                Broker
                For        Against           Abstain         Non-Votes            Total
---------------------------------------------------------------------------------------
Proposal No. 2 Continued

2(h). Replacement of the fundamental investment policy with a non-fundamental investment policy with respect to investing in other investment companies:

      5,407,363.194    807,077.873       589,132.788       777,365.000    7,580,938.855

2(i). Elimination of the fundamental investment policy with respect to writing, purchasing or selling puts, calls of combinations thereof:
      5,371,001.443    803,911.172       628,661.240       777,365.000    7,580,938.855

2(j). Amendment of the fundamental investment policy with respect to borrowing:
      5,201,189.744  1,041,006.344       561,377.767       777,365.000    7,580,938.855

2(k). Elimination of the fundamental investment policy with respect to pledging, mortgaging or hypothecating of assets:
      5,206,888.365    964,368.894       632,316.596       777,365.000    7,580,938.855

2(l). Amendment of the fundamental investment policy with respect to lending:
      5,431,098.275    813,830.942       558,644.638       777,365.000    7,580,938.855

2(m). Amendment of the fundamental investment policy with respect to diversification:
      5,839,318.342    459,466.892       504,788.621       777,365.000    7,580,938.855
34 | OPPENHEIMER VALUE FUND DIRECTORS AND OFFICERS

============================================================================================

Name, Age, Position(s) Held     Principal Occupation(s) During Past 5 Years / Other
with Fund and Length            Trusteeships/Directorships Held by Director / Number of
of Service                      Portfolios in Fund Complex Currently Overseen by Director

INDEPENDENT                     The address of each Director in the chart below is 6803 S.
DIRECTORS                       Tucson Way, Centennial, CO 80112-3924. Each Director serves for an indefinite term, until his or her resignation,
                                retirement, death or removal.

Leon Levy,                      General Partner (since 1982) of Odyssey Partners, L.P.
Chairman of the Board           (investment partnership) and Chairman of the Board (since
of Directors (since 1985)       1981) of Avatar Holdings, Inc. (real estate development).
Age: 77                         Oversees 31 portfolios in the OppenheimerFunds complex.

Robert G. Galli,                A trustee or director of other Oppenheimer funds. Formerly
Director (since 1993)           Vice Chairman (October 1995-December 1997) of
Age: 69                         OppenheimerFunds, Inc. (the Manager). Oversees 41 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,           The Director (since 1991) of the Institute for Advanced
Director (since 1999)           Study, Princeton, N.J., director (since 2001) of GSI
Age: 64                         Lumonics and a member of the National Academy of Sciences
                                (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research
                                Triangle Institute, Raleigh, N.C., and a Professor of
                                Mathematics at Harvard University. Oversees 31 portfolios in the OppenheimerFunds complex.

Benjamin Lipstein,              Professor Emeritus of Marketing, Stern Graduate School of
Director (since 1985)           Business Administration, New York University. Oversees 31
Age: 79                         portfolios in the OppenheimerFunds complex.

Joel W. Motley,                 Director (January 2002-present), Columbia Equity Financial
Director (since 2002)           Corp. (privately-held financial adviser); Managing Director
Age: 50                         (January 2002-present), Carmona Motley Inc. (privately-held financial adviser); Formerly he held the following
                                positions: Managing Director (January 1998-December 2001),
                                Carmona Motley Hoffman Inc. (privately-held financial
                                adviser); Managing Director (January 1992-December 1997),
                                Carmona Motley & Co. (privately-held financial adviser).
                                Oversees 31 portfolios in the OppenheimerFunds complex.

Elizabeth B. Moynihan,          Author and architectural historian; a trustee of the Freer
Director (since 1992)           Gallery of Art and Arthur M. Sackler Gallery (Smithsonian
Age: 73                         Institute), Trustees Council of the National Building
                                Museum; a member of the Trustees Council, Preservation
                                League of New York State. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Kenneth A. Randall,             A director of Dominion Resources, Inc. (electric utility
Director (since 1985)           holding company) and Prime Retail, Inc. (real estate
Age: 75                         investment trust); formerly a director of Dominion Energy,
                                Inc. (electric power and oil & gas producer), President and
                                Chief Executive Officer of The Conference Board, Inc.
                                (international economic and business research) and a
                                director of Lumbermens Mutual Casualty Company, American
                                Motorists Insurance Company and American Manufacturers
                                Mutual Insurance Company. Oversees 31 portfolios in the
                                OppenheimerFunds complex.
35 | OPPENHEIMER VALUE FUND DIRECTORS AND OFFICERS Continued

Edward V. Regan,                President, Baruch College, CUNY; a director of RBAsset (real
Director (since 1993)           estate manager); a director of OffitBank; formerly Trustee,
Age: 72                         Financial Accounting Foundation (FASB and GASB), Senior
                                Fellow of Jerome Levy Economics Institute, Bard College,
                                Chairman of Municipal Assistance Corporation for the City of
                                New York, New York State Comptroller and Trustee of New York
                                State and Local Retirement Fund. Oversees 31 investment
                                companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,       Chairman (since 1993) of The Directorship Search Group, Inc.
Director (since 1989)           (corporate governance consulting and executive recruiting);
Age: 70                         a life trustee of International House (non-profit
                                educational organization), and a trustee (since 1996) of the
                                Greenwich Historical Society. Oversees 31 portfolios in the
                                OppenheimerFunds complex.

Donald W. Spiro,                Chairman Emeritus (since January 1991) of OppenheimerFunds,
Vice Chairman of the Board      Inc. (the Manager). Formerly a director (January 1969-August
of Directors (since 1985)       1999) of the Manager. Oversees 31 portfolios in the
Age: 76                         OppenheimerFunds complex.

Clayton K. Yeutter,             Of Counsel (since 1993), Hogan & Hartson (a law firm). Other
Director (since 1991)           directorships: Caterpillar, Inc. (since 1993) and
Age: 71                         Weyerhaeuser Co. (since 1999). Oversees 31 portfolios in the
                                OppenheimerFunds complex.

============================================================================================
INTERESTED DIRECTOR             The address of Mr. Murphy in the chart below is 498 Seventh
AND OFFICER                     Avenue, New York, NY 10018. Mr. Murphy serves for an
                                indefinite term, until his resignation, death or removal.

John V. Murphy,                 Chairman, Chief Executive Officer and director (since June
President and Director          2001) and President (since September 2000) of the Manager;
(since 2001)                    President and a director or trustee of other Oppenheimer
Age: 53                         funds; President and a director (since July 2001) of
                                Oppenheimer Acquisition Corp., the Manager's parent holding company, and of Oppenheimer Partnership Holdings, Inc., a
                                holding company subsidiary of the Manager; a director (since
                                November 2001) of OppenheimerFunds Distributor, Inc., the
                                Fund's distributor; Chairman and a director (since July
                                2001) of Shareholder Services, Inc. and of Shareholder
                                Financial Services, Inc., transfer agent subsidiaries of the
                                Manager; President and a director (since July 2001) of
                                OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following
                                investment advisory subsidiaries of the Manager: OFI
                                Institutional Asset Management, Inc. and Centennial Asset
                                Management Corporation (since November 2001), HarbourView
                                Asset Management Corporation and OFI Private Investments,
                                Inc. (since July 2001); President (since November 1, 2001)
                                and a director (since July 2001) of Oppenheimer Real Asset
                                Management, Inc.; a director (since November 2001) of
                                Trinity Investment Management Corp. and Tremont Advisers,
                                Inc., investment advisory affiliates of the Manager;
                                Executive Vice President (since February 1997) of
                                Massachusetts Mutual Life Insurance Company, the Manager's
                                parent company; a director (since June 1995) of DLB
                                Acquisition Corporation (a holding company that holds the
                                shares of David L. Babson & Company, Inc.); formerly, Chief
                                Operating Officer (from September 2000 to June 2001) of the
                                Manager; President and trustee (from November 1999 to
                                November 2001) of MML Series Investment Fund and MassMutual
                                Institutional Funds, open-end investment companies; a
                                director (from September 1999 to August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive Officer and
                                director (from September 1999 to August 2000) of MML Bay
                                State Life Insurance Company; a director (from June 1989 to
                                June 1998) of Emerald Isle Bancorp and Hibernia Savings
                                Bank, a wholly-owned subsidiary of Emerald Isle Bancorp.
                                Oversees 69 portfolios in the OppenheimerFunds complex.
36 | OPPENHEIMER VALUE FUND

============================================================================================

OFFICERS                        The address of the Officers in the chart below is as
                                follows: for Messrs. Leavy and Zack, 498 Seventh Avenue, New
                                York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or
                                removal.

Christopher Leavy,              Senior Vice President (since September 2000) of the Manager;
Vice President (since 2000)     prior to joining the Manager in September 2000, he was a
Age: 31                         portfolio manager of Morgan Stanley Dean Witter Investment
                                Management (from 1997) prior to which he was a portfolio
                                manager and equity analyst of Crestar Asset Management (from
                                1995). An officer of 5 portfolios in the OppenheimerFunds
                                complex

Brian W. Wixted,                Senior Vice President and Treasurer (since March 1999) of
Treasurer, Principal Financial  the Manager; Treasurer (since March 1999) of HarbourView
and Accounting Officer          Asset Management Corporation, Shareholder Services, Inc.,
(since 1999)                    Oppenheimer Real Asset Management Corporation, Shareholder
Age: 43                         Financial Services, Inc., Oppenheimer Partnership Holdings,
                                Inc., OFI Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and Oppenheimer
                                Millennium Funds plc (since May 2000) and OFI Institutional
                                Asset Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                                Financial Officer (since May 2000) of Oppenheimer Trust
                                Company (a trust company subsidiary of the Manager);
                                Assistant Treasurer (since March 1999) of Oppenheimer
                                Acquisition Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief Operating Officer
                                (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                Services Division. An officer of 85 portfolios in the
                                OppenheimerFunds complex.

Robert G. Zack,                 Senior Vice President (since May 1985) and General Counsel
Secretary (since 2001)          (since February 2002) of the Manager; General Counsel and a
Age: 54                         director (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and General Counsel
                                (since November 2001) of HarbourView Asset Management
                                Corporation; Vice President and a director (since November
                                2000) of Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                President, General Counsel and a director (since November
                                2001) of Shareholder Services, Inc., Shareholder Financial
                                Services, Inc., OFI Private Investments, Inc., Oppenheimer
                                Trust Company and OFI Institutional Asset Management, Inc.;
                                General Counsel (since November 2001) of Centennial Asset
                                Management Corporation; a director (since November 2001) of
                                Oppenheimer Real Asset Management, Inc.; Assistant Secretary
                                and a director (since November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since November 2001) of
                                OppenheimerFunds Legacy Program; Secretary (since November
                                2001) of Oppenheimer Acquisition Corp.; formerly Acting
                                General Counsel (November 2001-February 2002) and Associate
                                General Counsel (May 1981-October 2001) of the Manager;
                                Assistant Secretary of Shareholder Services, Inc. (May
                                1985-November 2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. and Oppenheimer Millennium Funds plc
                                (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge upon request.

37 | OPPENHEIMER VALUE FUND OPPENHEIMER VALUE FUND A Series of Oppenheimer Series Fund, Inc. ================================================================================ Investment Advisor OppenheimerFunds, Inc. ================================================================================ Distributor OppenheimerFunds Distributor, Inc. ================================================================================ Transfer and Shareholder OppenheimerFunds Services Servicing Agent ================================================================================ Independent Auditors KPMG LLP ================================================================================ Legal Counsel Mayer Brown Rowe & Maw (C)Copyright 2002 OppenheimerFunds, Inc. All rights reserved. 38 | OPPENHEIMER VALUE FUND OPPENHEIMERFUNDS FAMILY

==========================================================================================================

Global Equity          Developing Markets Fund                    Global Fund
                       International Small Company Fund           Quest Global Value Fund
                       Europe Fund                                Global Growth & Income Fund
                       International Growth Fund

---------------------------------------------------------------------------------------------------------
Equity                 Stock                                      Stock & Bond
                       Emerging Technologies Fund                 Quest Opportunity Value Fund
                       Emerging Growth Fund                       Total Return Fund
                       Enterprise Fund                            Quest Balanced Value Fund
                       Discovery Fund                             Capital Income Fund
                       Main Street(R)Small Cap Fund               Multiple Strategies Fund
                       Small Cap Value Fund                       Disciplined Allocation Fund
                       MidCap Fund                                Convertible Securities Fund
                       Main Street(R)Opportunity Fund              Specialty
                       Growth Fund                                Real Asset Fund(R)
                       Capital Appreciation Fund                  Gold & Special Minerals Fund
                       Main Street(R)Growth & Income Fund          Tremont Market Neutral Fund, LLC 1
                       Value Fund                                 Tremont Opportunity Fund, LLC 1
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Large Cap Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund

---------------------------------------------------------------------------------------------------------
Income                 Taxable                                    Rochester Division
                       International Bond Fund                    California Municipal Fund 3
                       High Yield Fund                            New Jersey Municipal Fund 3
                       Champion Income Fund                       New York Municipal Fund 3
                       Strategic Income Fund                      Municipal Bond Fund
                       Bond Fund                                  Limited Term Municipal Fund 4
                       Senior Floating Rate Fund                  Rochester National Municipals
                       U.S. Government Trust                      Rochester Fund Municipals
                       Limited-Term Government Fund               Limited Term New York Municipal Fund
                       Capital Preservation Fund 2                Pennsylvania Municipal Fund 3

---------------------------------------------------------------------------------------------------------
Select Managers        Stock                                      Stock & Bond
                       Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 2
                       Gartmore Millennium Growth Fund II
                       Jennison Growth Fund
                       Salomon Brothers All Cap Fund 5
                       Mercury Advisors S&P 500(R) Index Fund 2

---------------------------------------------------------------------------------------------------------
Money Market 6         Money Market Fund                          Cash Reserves
1. Special investor qualification and minimum investment requirements apply. See the prospectus for details. 2. Available only through qualified retirement plans. 3. Available to investors only in certain states. 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on October 31, 2002. 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002. 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. 39 | OPPENHEIMER VALUE FUND 1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:
 	o Obtain account balances, share price (NAV) and dividends paid o Verify your most recent transactions o Buy, redeem or exchange mutual fund shares o Create custom lists of your accounts, funds or market indices o Order duplicate statements or Form 1099 DIV o Obtain market data (closing market information for Dow Jones Industrial

Average, Nasdaq Composite and S&P 500 Index)
 	o Speak to a Customer Service Representative 1 by saying “Agent” when prompted o And more!

Quick list of PhoneLink commands Say To:

        [Account # or Social Security # + PIN] Get dollar and share balances, NAVs, transaction history or request transactions

[Fund name, share class] Get current price/dividend information Balance Hear your balance/list of accounts History Hear your most recent transactions Purchase or buy Buy shares Exchange Exchange shares Liquidation or redemption Sell shares Dow Jones or Market Indices Hear closing market information (Dow Jones Industrial Average, Nasdaq Composite and S&P 500) Custom list Create, play or edit custom list of your accounts, funds or market indices 1. You may speak to a Customer Service Representative during normal business hours. 40 | OPPENHEIMER VALUE FUND THIS PAGE INTENTIONALLY LEFT BLANK. INFORMATION AND SERVICES eDocsDirect Get This Report Online!

You can quickly view, download and print this report at your convenience. It’s EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you’ll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You’ll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at www.oppenheimerfunds.com Internet 24-hr access to account information and transactions 1 www.oppenheimerfunds.com -------------------------------------------------------------------------------- PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET Sat (January-April) 10am-4pm ET 1.800.CALL OPP (1.800.225.5677) -------------------------------------------------------------------------------- Written Correspondence and Transaction Requests OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217-5270 For Overnight Delivery OppenheimerFunds Services 10200 East Girard Avenue, Building D Denver, CO 80231 -------------------------------------------------------------------------------- Ticker Symbols Class A: CGRWX Class B: CGRBX Class C: CGRCX Class N: CGRNX Class Y: CGRYX 1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable. [LOGO] OppenheimerFunds[R] Distributor, Inc. RA0375.001.1002 December 30, 2002 STATEMENT OF INVESTMENTS April 30, 2003 / Unaudited Market Value Shares See Note 1 ------------------------------------------------------ Common Stocks--92.8% -------------------------------------------------------- Consumer Discretionary--19.3% -------------------------------------------------------- Hotels, Restaurants & Leisure--1.0% McDonald's Corp. 138,000 $ 2,359,800 -------------------------------------------------------- Leisure Equipment & Products--0.5% Mattel, Inc. 49,100 1,067,434 -------------------------------------------------------- Media--13.0% EchoStar Communications Corp., Cl. A 1 302,600 9,065,896 -------------------------------------------------------- General Motors Corp., Cl. H 1 731,500 8,631,700 -------------------------------------------------------- Liberty Media Corp., Cl. A 1 1,105,600 12,161,600

29,859,196 -------------------------------------------------------- Specialty Retail--1.0% OfficeMax, Inc. 1 420,700 2,376,955 -------------------------------------------------------- Textiles & Apparel--3.8% Nike, Inc., Cl. B 160,600 8,596,918 -------------------------------------------------------- Consumer Staples--0.8% -------------------------------------------------------- Tobacco--0.8% Altria Group, Inc. 61,500 1,891,740 -------------------------------------------------------- Energy--6.6% -------------------------------------------------------- Energy Equipment & Services--1.1% Noble Corp. 1 700 21,665 -------------------------------------------------------- Schlumberger Ltd. 59,000 2,473,870

2,495,535 -------------------------------------------------------- Oil & Gas--5.5% BP plc, ADR 325,000 12,525,500 -------------------------------------------------------- Financials--26.4% -------------------------------------------------------- Banks--8.7% Bank of New York Co., Inc. (The) 201,200 5,321,740 -------------------------------------------------------- Wachovia Corp. 191,400 7,313,394 -------------------------------------------------------- Wells Fargo Co. 150,000 7,239,000

19,874,134 -------------------------------------------------------- Diversified Financials--8.1% Citigroup, Inc. 186,866 7,334,490 -------------------------------------------------------- Franklin Resources, Inc. 163,200 5,692,416 -------------------------------------------------------- Freddie Mac 57,600 3,335,040 -------------------------------------------------------- Merrill Lynch & Co., Inc. 55,000 2,257,750

18,619,696 Market Value Shares See Note 1 -------------------------------------------------------- Insurance--9.6% American International Group, Inc. 41,700 $ 2,416,515 -------------------------------------------------------- Chubb Corp. 132,000 6,981,480 -------------------------------------------------------- Prudential Financial, Inc. 232,700 7,439,419 -------------------------------------------------------- Travelers Property Casualty Corp., Cl. A 3,368 54,663 -------------------------------------------------------- Travelers Property Casualty Corp., Cl. B 309,320 5,026,450 ------------- 21,918,527 -------------------------------------------------------- Health Care--5.3% -------------------------------------------------------- Health Care Providers & Services--4.4% Aetna, Inc. 185,300 9,227,940 -------------------------------------------------------- Service Corp. International 1 231,500 782,470

10,010,410 -------------------------------------------------------- Pharmaceuticals--0.9% Pfizer, Inc. 69,160 2,126,670 -------------------------------------------------------- Industrials--18.5% -------------------------------------------------------- Aerospace & Defense--9.7% Boeing Co. 222,500 6,069,800 -------------------------------------------------------- Lockheed Martin Corp. 160,100 8,013,005 -------------------------------------------------------- Northrop Grumman Corp. 93,300 8,205,735

22,288,540 -------------------------------------------------------- Commercial Services & Supplies--4.4% Cendant Corp. 1 698,600 9,976,008 -------------------------------------------------------- Industrial Conglomerates--0.5% Tyco International Ltd. 73,600 1,148,160 -------------------------------------------------------- Road & Rail--3.9% CNF Transportation, Inc. 295,800 8,974,572 -------------------------------------------------------- Information Technology--6.5% -------------------------------------------------------- Computers & Peripherals--1.7% Hewlett-Packard Co. 232,000 3,781,600 -------------------------------------------------------- Electronic Equipment & Instruments--4.8% Flextronics International Ltd. 1 814,500 7,126,875 7 | OPPENHEIMER VALUE FUND STATEMENT OF INVESTMENTS Unaudited / Continued Market Value Shares See Note 1 -------------------------------------------------------- Electronic Equipment & Instruments Continued Thermo Electron Corp. 1 217,000 $ 3,942,890

11,069,765 -------------------------------------------------------- Materials--3.6% -------------------------------------------------------- Chemicals--0.5% FMC Corp. 1 53,700 973,044 -------------------------------------------------------- Monsanto Co. 13,357 232,412

1,205,456 -------------------------------------------------------- Metals & Mining--0.5% Alcoa, Inc. 43,400 995,162 -------------------------------------------------------- Paper & Forest Products--2.6% Sappi Ltd., Sponsored ADR 482,700 5,961,345 -------------------------------------------------------- Telecommunication Services--3.0% -------------------------------------------------------- Diversified Telecommunication Services--2.0% Verizon Communi- cations, Inc. 125,500 4,691,190 -------------------------------------------------------- Wireless Telecommunication Services--1.0% Vodafone Group plc, Sponsored ADR 115,400 2,280,304 -------------------------------------------------------- Utilities--2.8% -------------------------------------------------------- Electric Utilities--2.3% Dominion Resources, Inc. 76,300 4,515,434 -------------------------------------------------------- Pepco Holdings, Inc. 42,800 735,304 ------------- 5,250,738 -------------------------------------------------------- Multi-Utilities--0.5% Equitable Resources, Inc. 30,000 1,152,600 ------------- Total Common Stocks (Cost $196,791,197) 212,497,955 Principal Market Value Amount See Note 1 -------------------------------------------------------- Short-Term Notes--2.3% Federal Home Loan Bank, 1.20%, 5/1/03 (Cost $5,200,000) $ 5,200,000 $ 5,200,000 -------------------------------------------------------- Joint Repurchase Agreements--4.4% Undivided interest of 14.44% in joint repurchase agreement (Market Value $70,406,000) with Zions Bank/ Capital Markets Group, 1.26%, dated 4/30/03, to be repurchased at $10,168,356 on 5/1/03, collateralized by U.S. Treasury Nts., 4.625%, 5/15/06, with a value of $21,007,167 and U.S. Treasury Bonds, 2%, 11/30/04, with a value of $50,899,000 (Cost $10,168,000) 10,168,000 10,168,000 -------------------------------------------------------- Total Investments, at Value (Cost $212,159,197) 99.5% 227,865,955 -------------------------------------------------------- Other Assets Net of Liabilities 0.5 1,139,429

Net Assets 100.0% $229,005,384

Footnotes to Statement of Investments 1. Non-income producing security. See accompanying Notes to Financial Statements. 8 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES Unaudited April 30, 2003 -------------------------------------------------------------------------------- Assets Investments, at value (cost $212,159,197)-- see accompanying statement $227,865,955 -------------------------------------------------------------------------------- Cash 60,516 -------------------------------------------------------------------------------- Receivables and other assets: Investments sold 2,639,762 Shares of capital stock sold 517,752 Interest and dividends 156,557 Other 3,734 -------------- Total assets 231,244,276 -------------------------------------------------------------------------------- Liabilities Payables and other liabilities: Investments purchased 1,843,135 Shares of capital stock redeemed 159,093 Shareholder reports 86,647 Transfer and shareholder servicing agent fees 54,425 Directors' compensation 46,414 Distribution and service plan fees 44,141 Other 5,037 -------------- Total liabilities 2,238,892 -------------------------------------------------------------------------------- Net Assets $229,005,384 ============== -------------------------------------------------------------------------------- Composition of Net Assets Par value of shares of capital stock $ 14,801 -------------------------------------------------------------------------------- Additional paid-in capital 259,864,918 -------------------------------------------------------------------------------- Undistributed net investment income 101,574 -------------------------------------------------------------------------------- Accumulated net realized loss on investment transactions (46,682,667) -------------------------------------------------------------------------------- Net unrealized appreciation on investments 15,706,758 -------------- Net Assets $229,005,384 ============== 9 | OPPENHEIMER VALUE FUND STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued -------------------------------------------------------------------------------- Net Asset Value Per Share Class A Shares:
 	Net asset value and redemption price per share (based on net assets of $156,517,797 and 10,069,262 shares of capital stock outstanding) $15.54 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) $16.49

-------------------------------------------------------------------------------- Class B Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $48,300,277 and 3,143,074 shares of capital stock outstanding) $15.37 -------------------------------------------------------------------------------- Class C Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,901,129 and 1,312,913 shares of capital stock outstanding) $15.16 -------------------------------------------------------------------------------- Class N Shares:
 	Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,804,673 and 182,200 shares of capital stock outstanding) $15.39 -------------------------------------------------------------------------------- Class Y Shares:
 	Net asset value, redemption price and offering price per share (based on net assets of $1,481,508 and 93,726 shares of

capital stock outstanding) $15.81 See accompanying Notes to Financial Statements. 10 | OPPENHEIMER VALUE FUND STATEMENT OF OPERATIONS Unaudited For the Six Months Ended April 30, 2003 -------------------------------------------------------------------------------- Investment Income Dividends (net of foreign withholding taxes of $26,754) $ 1,762,460 -------------------------------------------------------------------------------- Interest 79,927 ------------- Total investment income 1,842,387 -------------------------------------------------------------------------------- Expenses Management fees 673,610 --------------------------------------------------------------------------------

        Distribution and service plan fees:

Class A 181,108 Class B 240,300 Class C 81,524 Class N 4,779 --------------------------------------------------------------------------------

        Transfer and shareholder servicing agent fees:

Class A 206,763 Class B 106,605 Class C 31,752 Class N 4,097 Class Y 7,339 -------------------------------------------------------------------------------- Accounting service fees 7,500 -------------------------------------------------------------------------------- Directors' compensation 6,722 -------------------------------------------------------------------------------- Custodian fees and expenses 1,943 -------------------------------------------------------------------------------- Other 71,499 -------------
 	Total expenses 1,625,541 Less reduction to custodian expenses (237) Less voluntary waiver of transfer and shareholder servicing agent fees--Class B (27,783) Less voluntary waiver of transfer and shareholder servicing agent fees--Class C (3,601) Less voluntary waiver of transfer and shareholder servicing agent fees--Class N (746) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (9,125)

------------- Net expenses 1,584,049 -------------------------------------------------------------------------------- Net Investment Income 258,338 -------------------------------------------------------------------------------- Realized and Unrealized Gain (Loss) Net realized loss on investments (including premiums on options exercised) (2,014,854) -------------------------------------------------------------------------------- Net change in unrealized appreciation on investments 12,252,790 ------------- Net realized and unrealized gain 10,237,936 -------------------------------------------------------------------------------- Net Increase in Net Assets Resulting from Operations $10,496,274 ============= See accompanying Notes to Financial Statements. 11 | OPPENHEIMER VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS Six Months Year Ended Ended April 30, 2003 October 31, (Unaudited) 2002 -------------------------------------------------------------------------------- Operations Net investment income $ 258,338 $ 361,047 -------------------------------------------------------------------------------- Net realized loss (2,014,854) (27,141,607) -------------------------------------------------------------------------------- Net change in unrealized appreciation 12,252,790 10,745,185 -------------------------- Net increase (decrease) in net assets resulting from operations 10,496,274 (16,035,375) -------------------------------------------------------------------------------- Dividends and/or Distributions to Shareholders

        Dividends from net investment income:

Class A (328,372) (135,466) Class B -- -- Class C -- -- Class N (4,026) (43) Class Y (1,634) (3,575) -------------------------------------------------------------------------------- Capital Stock Transactions
 	Net increase (decrease) in net assets resulting from capital stock transactions:

Class A 7,745,871 (14,210,177) Class B (1,207,877) (6,150,602) Class C 5,830,961 4,299,663 Class N 1,514,103 1,286,579 Class Y 332,469 563,632 -------------------------------------------------------------------------------- Net Assets Total increase (decrease) 24,377,769 (30,385,364) -------------------------------------------------------------------------------- Beginning of period 204,627,615 235,012,979 --------------------------- End of period [including undistributed net investment income of $101,574 and $177,268, respectively] $229,005,384 $204,627,615 =========================== See accompanying Notes to Financial Statements. 12 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS

                                             Six Months                                               Year
                                                  Ended                                              Ended
                                         April 30, 2003                                           Oct. 31,
Class A                                     (Unaudited)       2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period           $ 14.78    $ 15.93   $ 17.06   $ 20.69   $ 20.91   $ 23.31
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .03        .07       .03       .16       .17       .16
 Net realized and unrealized gain (loss)            .76      (1.21)     (.98)     (.65)      .64       .32
                                               --------------------------------------------------------------
 Total from investment operations                   .79      (1.14)     (.95)     (.49)      .81       .48
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.03)      (.01)     (.18)     (.16)     (.17)     (.12)
 Distributions from net realized gain                --         --        --     (2.98)     (.86)    (2.76)
                                               --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.03)      (.01)     (.18)    (3.14)    (1.03)    (2.88)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.54     $14.78    $15.93    $17.06    $20.69    $20.91
                                               ==============================================================

-------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                5.38%     (7.15)%   (5.60)%   (2.60)%    3.60%     2.24%

-------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $156,518   $141,563  $166,285  $181,566  $392,483  $456,264
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $149,374   $166,319  $181,631  $234,840  $448,884  $442,138
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                             0.48%      0.38%     0.19%     0.66%     0.68%     0.84%
 Expenses                                          1.23%      1.22%     1.26%     1.17%     1.02%     0.98% 3
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             67%       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. See accompanying Notes to Financial Statements. 13 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued

                                             Six Months                                               Year
                                                  Ended                                              Ended
                                         April 30, 2003                                           Oct. 31,
Class B                                     (Unaudited)       2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period           $ 14.64    $ 15.89   $ 16.99   $ 20.58   $ 20.83   $ 23.32
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.03)      (.10)     (.11)     (.05)     (.03)      .02
 Net realized and unrealized gain (loss)            .76      (1.15)     (.97)     (.56)      .66       .30
                                               --------------------------------------------------------------
 Total from investment operations                   .73      (1.25)    (1.08)     (.61)      .63       .32
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --         --      (.02)       --      (.02)     (.05)
 Distributions from net realized gain                --         --        --     (2.98)     (.86)    (2.76)
                                               --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --         --      (.02)    (2.98)     (.88)    (2.81)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.37     $14.64    $15.89    $16.99    $20.58    $20.83
                                               ==============================================================

-------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                4.99%     (7.87)%   (6.34)%   (3.28)%    2.79%     1.47%

-------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $48,300    $47,323   $57,584   $64,287  $102,736  $123,260
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $48,464    $56,200   $65,115   $79,239  $123,616  $110,240
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                     (0.31)%    (0.40)%   (0.57)%   (0.14)%   (0.08)%    0.08%
 Expenses, gross                                   2.15%      2.01%     2.01%     1.93%     1.77%     1.73% 3
 Expenses, net                                     2.03% 4,5  2.01% 4,6 2.01% 4   1.93% 4   1.77% 4   1.73%
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             67%       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. 4. Reduction to custodian expenses less than 0.01%. 5. Net of voluntary waiver of transfer agent fees. 6. Voluntary waiver of transfer agent fees less than 0.01%. See accompanying Notes to Financial Statements. 14 | OPPENHEIMER VALUE FUND

                                             Six Months                                               Year
                                                  Ended                                              Ended
                                         April 30, 2003                                           Oct. 31,
Class C                                     (Unaudited)       2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period           $ 14.44    $ 15.67   $ 16.77   $ 20.35   $ 20.60   $ 23.07
-------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                       .03       (.01)     (.08)     (.04)     (.02)      .01
 Net realized and unrealized gain (loss)            .69      (1.22)     (.99)     (.56)      .65       .31
                                               --------------------------------------------------------------
 Total from investment operations                   .72      (1.23)    (1.07)     (.60)      .63       .32
-------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                --         --      (.03)       --      (.02)     (.03)
 Distributions from net realized gain                --         --        --     (2.98)     (.86)    (2.76)
                                               --------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --         --      (.03)    (2.98)     (.88)    (2.79)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.16     $14.44    $15.67    $16.77    $20.35    $20.60
                                               ==============================================================

-------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                4.99%     (7.85)%   (6.38)%   (3.27)%    2.82%     1.47%

-------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $19,901    $13,466   $10,494   $ 9,849   $14,582   $18,204
-------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $16,474    $12,977   $11,088   $11,975   $17,746   $15,355
-------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                     (0.37)%    (0.41)%   (0.56)%   (0.14)%   (0.07)%    0.06%
 Expenses, gross                                   2.10%      2.00%     2.01%     1.93%     1.77%     1.73% 3
 Expenses, net                                     2.06% 4,5  2.00% 4,6 2.01% 4   1.93% 4   1.77% 4   1.73%
-------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             67%       150%      336%       86%      135%      106%
1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 2. Annualized for periods of less than one full year. 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. 4. Reduction to custodian expenses less than 0.01%. 5. Net of voluntary waiver of transfer agent fees. 6. Voluntary waiver of transfer agent fees less than 0.01%. See accompanying Notes to Financial Statements. 15 | OPPENHEIMER VALUE FUND FINANCIAL HIGHLIGHTS Continued Six Months Year Ended Ended April 30, 2003 Oct. 31, Class N (Unaudited) 2002 2001 1 -------------------------------------------------------------------------------- Per Share Operating Data Net asset value, beginning of period $ 14.68 $ 15.90 $ 18.08 -------------------------------------------------------------------------------- Income (loss) from investment operations: Net investment income (loss) .03 .05 (.02) Net realized and unrealized gain (loss) .73 (1.22) (2.16) ---------------------------------- Total from investment operations .76 (1.17) (2.18) -------------------------------------------------------------------------------- Dividends and/or distributions to shareholders: Dividends from net investment income (.05) (.05) -- Distributions from net realized gain -- -- -- ---------------------------------- Total dividends and/or distributions to shareholders (.05) (.05) -- -------------------------------------------------------------------------------- Net asset value, end of period $15.39 $14.68 $15.90 ================================== -------------------------------------------------------------------------------- Total Return, at Net Asset Value 2 5.16% (7.41)% (12.06)% -------------------------------------------------------------------------------- Ratios/Supplemental Data Net assets, end of period (in thousands) $2,805 $1,201 $12 -------------------------------------------------------------------------------- Average net assets (in thousands) $1,936 $ 508 $ 5 -------------------------------------------------------------------------------- Ratios to average net assets: 3 Net investment income (loss) 0.04% 0.00% (0.45)% Expenses, gross 1.64% 1.49% 1.61% Expenses, net 1.56% 4,5 1.49% 4,6 1.61% 4 -------------------------------------------------------------------------------- Portfolio turnover rate 67% 150% 336% 1. For the period from March 1, 2001 (inception of offering) to October 31, 2001. 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Reduction to custodian expenses less than 0.01%. 5. Net of voluntary waiver of transfer agent fees. 6. Voluntary waiver of transfer agent fees less than 0.01%. See accompanying Notes to Financial Statements. 16 | OPPENHEIMER VALUE FUND

                                             Six Months                                               Year
                                                  Ended                                              Ended
                                         April 30, 2003                                           Oct. 31,
Class Y                                     (Unaudited)       2002      2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period           $ 14.96    $ 16.20   $ 17.07   $ 20.72   $ 20.97   $ 23.34
--------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.91)       .06      1.10 1     .17 1     .22       .22
 Net realized and unrealized gain (loss)           1.78      (1.21) 1   (.97) 1   (.63) 1    .64       .34
                                               ---------------------------------------------------------------
 Total from investment operations                   .87      (1.15)     (.87)     (.46)      .86       .56
--------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.02)      (.09)       --      (.21)     (.25)     (.17)
 Distributions from net realized gain                --         --        --     (2.98)     (.86)    (2.76)
                                               ---------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.02)      (.09)       --     (3.19)    (1.11)    (2.93)
--------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $15.81     $14.96    $16.20    $17.07    $20.72    $20.97
                                               ===============================================================

--------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                5.84%     (7.18)%   (5.10)%   (2.42)%    3.81%     2.63%

--------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $1,482     $1,074      $638   $     1   $76,571  $136,729
--------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $1,226     $  955      $155   $48,714   $95,765  $118,010
--------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                             1.27%      0.33%     0.62%     1.06%     0.90%     1.19%
 Expenses, gross                                   1.92%      3.77%     1.20%     0.97%     0.76%     0.62% 4
 Expenses, net                                     0.42% 5,6  1.23% 5,6 0.83% 5,6 0.97% 5   0.76% 5   0.62%
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             67%       150%      336%       86%      135%      106%
1. Per share amounts calculated based on the average shares outstanding during the period. 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year. 4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses. 5. Reduction to custodian expenses less than 0.01%. 6. Net of voluntary waiver of transfer agent fees. See accompanying Notes to Financial Statements. 17 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Unaudited -------------------------------------------------------------------------------- 1. Significant Accounting Policies
 	Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

 	The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

        The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 	Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

-------------------------------------------------------------------------------- Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
 	The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

18 | OPPENHEIMER VALUE FUND --------------------------------------------------------------------------------
 	Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 	Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 	Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 	As of April 30, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $43,808,574. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended April 30, 2003, the Fund did not use carryforward to offset capital gains realized. During the year ended October 31, 2002, the Fund did not use carryforward to offset capital gains realized.

 	As of October 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring

2008 $ 9,239,162 2009 5,386,519 2010 27,168,039

Total $41,793,720 =========== --------------------------------------------------------------------------------
 	Directors’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2003, the Fund’s projected benefit obligations were increased by $2,745 and payments of $3,614 were made to retired directors, resulting in an accumulated liability of $45,730 as of April 30, 2003.

19 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- 1. Significant Accounting Policies Continued
 	The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the director. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 	Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 	Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 	The tax character of distributions paid during the six months ended April 30, 2003 and the year ended October 31, 2002 was as follows:

Six Months Ended Year Ended April 30, 2003 October 31, 2002 -------------------------------------------------------- Distributions paid from: Ordinary income $334,032 $ 139,084 Long-term capital gain -- -- Return of capital -- -- ---------------------------- Total $334,032 $139,084 ============================ --------------------------------------------------------------------------------
 	Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

-------------------------------------------------------------------------------- Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. -------------------------------------------------------------------------------- Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. 20 | OPPENHEIMER VALUE FUND -------------------------------------------------------------------------------- 2. Shares of Capital Stock
 	The Fund has authorized 600 million shares of $0.001 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                          Six Months Ended April 30, 2003   Year Ended October 31, 2002
                                Shares        Amount           Shares         Amount
----------------------------------------------------------------------------------------

 Class A
 Sold                        1,927,502    $ 29,318,107       1,908,060    $ 31,560,410
 Dividends and/or
 distributions reinvested       20,386         312,728           7,395         129,115
 Redeemed                   (1,454,880)    (21,884,964)     (2,777,138)    (45,899,702)
                            -----------------------------------------------------------
 Net increase (decrease)       493,008    $  7,745,871        (861,683)   $(14,210,177)
                            ===========================================================

---------------------------------------------------------------------------------------
 Class B
 Sold                          644,593    $  9,687,942         849,996    $ 13,980,805
 Dividends and/or
 distributions reinvested           --              --              --              --
 Redeemed                     (733,954)    (10,895,819)     (1,241,241)    (20,131,407)
                            -----------------------------------------------------------
 Net decrease                  (89,361)   $ (1,207,877)       (391,245)   $ (6,150,602)
                            ===========================================================

---------------------------------------------------------------------------------------
 Class C
 Sold                        1,246,278    $ 18,506,805         508,463    $  8,150,546
 Dividends and/or
 distributions reinvested           --              --              --              --
 Redeemed                     (865,838)    (12,675,844)       (245,484)     (3,850,883)
                            -----------------------------------------------------------
 Net increase                  380,440    $  5,830,961         262,979    $  4,299,663
                            ===========================================================

---------------------------------------------------------------------------------------
 Class N
 Sold                          146,555    $  2,183,264          91,314    $  1,447,129
 Dividends and/or
 distributions reinvested          264           4,022               2              40
 Redeemed                      (46,476)       (673,183)        (10,222)       (160,590)
                            -----------------------------------------------------------
 Net increase                  100,343    $  1,514,103          81,094    $  1,286,579
                            ===========================================================

---------------------------------------------------------------------------------------
 Class Y
 Sold                           28,791    $    435,926          46,172    $    771,487
 Dividends and/or
 distributions reinvested          105           1,632             201           3,570
 Redeemed                       (6,951)       (105,089)        (13,958)       (211,425)
                            -----------------------------------------------------------
 Net increase                   21,945    $    332,469          32,415    $    563,632
                            ===========================================================
-------------------------------------------------------------------------------- 3. Purchases and Sales of Securities
 	The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2003, were $148,714,617 and $136,189,196, respectively.

21 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- 4. Fees and Other Transactions with Affiliates
 	Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

-------------------------------------------------------------------------------- Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred. -------------------------------------------------------------------------------- Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
 	Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

 	OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

-------------------------------------------------------------------------------- Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
 	The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                  Aggregate       Class A   Concessions  Concessions      Concessions    Concessions
                  Front-End     Front-End    on Class A   on Class B       on Class C     on Class N
              Sales Charges Sales Charges        Shares       Shares           Shares         Shares
 Six Months      on Class A   Retained by   Advanced by  Advanced by      Advanced by    Advanced by
 Ended               Shares   Distributor Distributor 1  Distributor 1  Distributor 1  Distributor 1
----------------------------------------------------------------------------------------------------

 April 30, 2003    $205,574      $85,223        $12,365       $171,522        $52,712        $13,850
1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale. Class A Class B Class C Class N Contingent Contingent Contingent Contingent Deferred Deferred Deferred Deferred Sales Charges Sales Charges Sales Charges Sales Charges Retained by Retained by Retained by Retained by Six Months Ended Distributor Distributor Distributor Distributor -------------------------------------------------------------------------------- April 30, 2003 $2,163 $104,265 $2,025 $2,943 --------------------------------------------------------------------------------
 	Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended April 30, 2003, payments under the Class A Plan totaled $181,108, all of

22 | OPPENHEIMER VALUE FUND
 	which were paid by the Distributor to recipients, and included $60,917 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 	Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 	Distribution fees paid to the Distributor for the six months ended April 30, 2003, were as follows:

Distributor's Distributor's Aggregate Aggregate Unreimbursed Unreimbursed Expenses as % Total Payments Amount Retained Expenses of Net Assets Under Plan by Distributor Under Plan of Class ----------------------------------------------------------------------------- Class B Plan $240,300 $183,422 $2,253,100 4.66% Class C Plan 81,524 32,271 445,523 2.24 Class N Plan 4,779 4,326 42,030 1.50 -------------------------------------------------------------------------------- 5. Option Activity
 	The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

 	The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

 	Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

 	Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

 	The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases

23 | OPPENHEIMER VALUE FUND NOTES TO FINANCIAL STATEMENTS Unaudited / Continued -------------------------------------------------------------------------------- 5. Option Activity Continued
 	and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

        Written option activity for the six months ended April 30, 2003 was as follows:

Call Options ------------------------- Number of Amount of Contracts Premiums ---------------------------------------------------------------- Options outstanding as of October 31, 2002 14 $ 742 Options written 1,511 72,602 Options exercised (1,525) (73,344) ----------------------- Options outstanding as of April 30, 2003 -- $ -- ======================= -------------------------------------------------------------------------------- 6. Borrowing and Lending Arrangements
 	Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the Fund entered into an “interfund borrowing and lending arrangement” with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund’s Board of Directors, based upon a recommendation by the investment manager. The Fund’s borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day’s notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

 	The Fund had no interfund borrowings or loans outstanding during the six months ended or at April 30, 2003.

24 | OPPENHEIMER VALUE FUND OPPENHEIMER VALUE FUND A Series of Oppenheimer Series Fund, Inc. -------------------------------------------------------------------------------- Directors and Officers Clayton K. Yeutter, Chairman and Director Donald W. Spiro, Vice Chairman and Director John V. Murphy, President and Director Robert G. Galli, Director Phillip A. Griffiths, Director Joel W. Motley, Director Elizabeth B. Moynihan, Director Kenneth A. Randall, Director Edward V. Regan, Director Russell S. Reynolds, Jr., Director Christopher Leavy, Vice President Robert G. Zack, Secretary Brian W. Wixted, Treasurer -------------------------------------------------------------------------------- Investment Advisor OppenheimerFunds, Inc. -------------------------------------------------------------------------------- Distributor OppenheimerFunds Distributor, Inc. -------------------------------------------------------------------------------- Transfer and Shareholder OppenheimerFunds Services Servicing Agent -------------------------------------------------------------------------------- Independent Auditors KPMG LLP -------------------------------------------------------------------------------- Legal Counsel Mayer Brown Rowe & Maw
 	The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved. -------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- 25 | OPPENHEIMER VALUE FUND OPPENHEIMERFUNDS FAMILY

-------------------------------------------------------------------------------------------------------

 Global Equity          Developing Markets Fund                    Global Fund
                        International Small Company Fund           Quest Global Value Fund, Inc.
                        International Growth Fund                  Global Opportunities Fund 1
-------------------------------------------------------------------------------------------------------
 Equity                 Stock                                      Stock & Bond
                        Emerging Technologies Fund                 Quest Opportunity Value Fund
                        Emerging Growth Fund                       Total Return Fund, Inc.
                        Enterprise Fund                            Quest Balanced Value Fund
                        Discovery Fund                             Capital Income Fund
                        Main Street Small Cap Fund(R)              Multiple Strategies Fund
                        Small Cap Value Fund                       Disciplined Allocation Fund
                        MidCap Fund                                Convertible Securities Fund
                        Main Street Opportunity Fund(R)            Specialty
                        Growth Fund                                Real Asset Fund(R)
                        Capital Appreciation Fund                  Gold & Special Minerals Fund
                        Main Street Fund(R)2                       Tremont Market Neutral Fund, LLC 3
                        Value Fund                                 Tremont Opportunity Fund, LLC 3
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
-------------------------------------------------------------------------------------------------------
 Income                 Taxable                                    Rochester Division
                        International Bond Fund                    California Municipal Fund 5
                        High Yield Fund                            New Jersey Municipal Fund 5
                        Champion Income Fund                       AMT-Free New York Municipals 5,6
                        Strategic Income Fund                      Municipal Bond Fund
                        Bond Fund                                  Limited Term Municipal Fund
                        Total Return Bond Fund                     Rochester National Municipals
                        Senior Floating Rate Fund                  Rochester Fund Municipals
                        U.S. Government Trust                      Limited Term New York Municipal Fund
                        Limited-Term Government Fund               Pennsylvania Municipal Fund 5
                        Capital Preservation Fund 4
-------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                      Stock & Bond
                        Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 4
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 4
-------------------------------------------------------------------------------------------------------
 Money Market 7         Money Market Fund, Inc.                    Cash Reserves
1. The Fund's name changed from Oppenheimer Global Growth & Income Fund on 6/1/03. 2. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03. 3. Special investor qualification and minimum investment requirements apply. See the prospectus for details. 4. Available only through qualified retirement plans. 5. Available to investors only in certain states. 6. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03. 7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. -------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- 26 | OPPENHEIMER VALUE FUND 1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can: [] Obtain account balances, share price (NAV) and dividends paid [] Verify your most recent transactions [] Buy, redeem or exchange mutual fund shares [] Create custom lists of your accounts, funds or market indices [] Order duplicate statements or Form 1099 DIV [] Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index) [] Speak to a Customer Service Representative 1 by saying "Agent" when prompted [] And more! Quick list of PhoneLink commands Say To:

        [Account # or Social Security # + PIN] Get dollar and share balances, NAVs, transaction history or request transactions

[Fund name, share class] Get current price/dividend information Balance Hear your balance/list of accounts History Hear your most recent transactions Purchase or buy Buy shares Exchange Exchange shares Liquidation or redemption Sell shares Dow Jones or Market Indices Hear closing market information (Dow Jones Industrial Average, Nasdaq Composite and S&P 500) Custom list Create, play or edit custom list of your accounts, funds or market indices 1. You may speak to a Customer Service Representative during normal business hours. -------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- 27 | OPPENHEIMER VALUE FUND PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
 	We obtain nonpublic personal information about our shareholders from the following sources:

o Applications or other forms

o When you create a user ID and password for online account access o When you enroll in eDocs Direct, our electronic document delivery service o Your transactions with us, our affiliates or others o A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.

We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

Protection of Information

We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Security

In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

o Account access o Create a user ID and profile o User profile o eDocs Direct, our electronic document delivery service -------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- 28 | OPPENHEIMER VALUE FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com.

Emails and Encryption

As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the Help section of www.oppenheimerfunds.com for assistance.

o	All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

o	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

o	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out of Account Area button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------

This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (1.800.225.5677).

-------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- 29 | OPPENHEIMER VALUE FUND INFORMATION AND SERVICES Get This Report Online!

You can quickly view, download and print this report at your convenience. It’s EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds eDocs Direct, you’ll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You’ll cut down on paper mail and help reduce fund expenses!

Sign up for eDocs Direct today at www.oppenheimerfunds.com GRAPHIC OMITTED eDocs Direct ------------------------------------------------------------------------------- Internet 24-hr access to account information and transactions 1 www.oppenheimerfunds.com ------------------------------------------------------------------------------- PhoneLink 1 and General Information 24-hr automated information and automated transactions Representatives also available Mon-Fri 8am-9pm ET Sat (January-April) 10am-4pm ET 1.800.CALL OPP (1.800.225.5677) -------------------------------------------------------------------------------- Written Correspondence and Transaction Requests OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217-5270 For Overnight Delivery OppenheimerFunds Services 10200 East Girard Avenue, Building D Denver, CO 80231 ------------------------------------------------------------------------------- Ticker Symbols Class A: CGRWX Class B: CGRBX Class C: CGRCX Class N: CGRNX Class Y: CGRYX -------------------------------------------------------------------------------- 1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable. -------------------------------------------------------- Not part of the semiannual report to Fund shareholders -------------------------------------------------------- [GRAPHIC] OppenheimerFunds[R] Distributor, Inc. RS0375.001.0403 June 27, 2003 ITEM 2. CODE OF ETHICS - NOT REQUIRED ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT - NOT REQUIRED ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED ITEM 5. RESERVED ITEM 6. RESERVED ITEM 7. NOT APPLICABLE ITEM 8. RESERVED ITEM 9. CONTROLS AND PROCEDURES (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of April 30, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission. (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.
                                  OPPENHEIMER VALUE FUND,
                         A series of Oppenheimer Series Fund, Inc.

                                         FORM N-14

                                           PART C

                                     OTHER INFORMATION

Item 15. Indemnification
------------------------

Reference  is made to the  provisions  of paragraph  (b) of Section 7 or Article  SEVENTH of
Registrant's  Articles of Incorporation  filed by  cross-reference to Exhibit 16 (1) to this
Registration Statement, incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by
Registrant of expenses incurred or paid by a Director, officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such
Director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits
-----------------

(1)   (i)   Amended and Restated Articles of Incorporation dated January 6, 1995:
      Previously filed with Registrant's Post-Effective Amendment No. 28, 3/1/96, and
      Incorporated herein by reference.

      (ii)  Articles Supplementary dated September 26, 1995: Previously filed with
      Registrant's Post-Effective Amendment No. 28, 3/1/96, and incorporated herein by reference.

(iii) Articles Supplementary dated May 8, 1995: Previously filed with Registrant's
      Post-Effective Amendment No. 28, 3/1/96, and incorporated herein by reference.

(iv)  Articles Supplementary dated November 15, 1996: Previously filed with Registrant's
      Post-Effective Amendment No. 31, 12/16/96, and incorporated herein by reference.

(v)   Articles of Amendment dated March 15, 1996, effective 3/18/96: Previously filed with
      Registrant's Post-Effective Amendment No. 35, 2/26/99, and incorporated herein by reference.

(vi)  Articles Supplementary dated February 23, 2001: Previously filed with Registrant's
      Post-Effective Amendment No. 39, 2/28/02, and incorporated herein by reference.

(2)   (i)   By-Laws amended through 6/4/98: Filed herewith.

      (ii)  Amended and Restated By-Laws through 4/11/02: Filed herewith.

(3)   N/A.

(4)   Agreement and Plan of Reorganization  dated April 30, 2003: See Exhibit A to Part A of this Registration Statement, incorporated herein by reference.

(5)   (i)   Specimen  Class  A  Share   Certificate:   Previously  filed  with  Registrant's
      Post-Effective Amendment No. 39, 2/28/02, and incorporated herein by reference.

      (ii)  Specimen  Class  B  Share   Certificate:   Previously  filed  with  Registrant's
      Post-Effective Amendment No. 39, 2/28/02, and incorporated herein by reference.

      (iii) Specimen  Class  C  Share   Certificate:   Previously  filed  with  Registrant's
      Post-Effective Amendment No. 39, 2/28/02, and incorporated herein by reference.

(iv)  Specimen Class N Share Certificate:  Previously filed with Registrant's Post-Effective
      Amendment No. 39, 2/28/02, and incorporated herein by reference.

(v)   Specimen Class Y Share Certificate:  Previously filed with Registrant's Post-Effective
      Amendment No. 39, 2/28/02, and incorporated herein by reference.

(6)         Investment Advisory Agreement dated 3/1/96 between the Registrant,  on behalf of
      Connecticut  Mutual Total Return  Account and  OppenheimerFunds,  Inc. and schedule of
      omitted   substantially   similar   documents:   Previously  filed  with  Registrant's
      Post-Effective Amendment No. 29, 4/30/96, and incorporated herein by reference.

(7)   (i)   General  Distributor's  Agreement dated 3/18/96 between  Registrant on behalf of
      Oppenheimer   Value  Fund,   formerly   Oppenheimer   Disciplined   Value  Fund,   and
      OppenheimerFunds Distributor,  Inc.: Previously filed with Registrant's Post-Effective
      Amendment No. 31, 12/16/96 and incorporated herein by reference.

      (ii)  Form of Dealer  Agreement  of  OppenheimerFunds  Distributor,  Inc.:  Previously
      filed  with  Post-Effective   Amendment  No.  45  to  the  Registration  Statement  of
      Oppenheimer High Yield Fund (Reg. No. 2-62076),  10/26/01,  and incorporated herein by reference.

      (iii) Form of Broker  Agreement  of  OppenheimerFunds  Distributor,  Inc.:  Previously
      filed  with  Post-Effective   Amendment  No.  45  to  the  Registration  Statement  of
      Oppenheimer High Yield Fund (Reg. No. 2-62076),  10/26/01,  and incorporated herein by reference.

      (iv)  Form of Agency  Agreement  of  OppenheimerFunds  Distributor,  Inc.:  Previously
      filed  with  Post-Effective   Amendment  No.  45  to  the  Registration  Statement  of
      Oppenheimer High Yield Fund (Reg. No. 2-62076),  10/26/01,  and incorporated herein by reference.

(8)   (i)   Amended and Restated  Retirement Plan for  Non-Interested  Trustees or Directors
      dated  8/9/01:   Previously  filed  with  Post-Effective   Amendment  No.  34  to  the
      Registration  Statement  of  Oppenheimer  Gold  &  Special  Minerals  Fund  (Reg.  No.
      2-82590), 10/25/01, and incorporated herein by reference.

      (ii)  Form of Deferred Compensation Plan for Disinterested  Trustees/Directors:  Filed
      with  Post-Effective  Amendment No. 33, of the Registration  Statement for Oppenheimer
      Gold & Special Minerals Fund (Reg. No. 2-82590),  10/28/98, and incorporated herein by reference.

(9)   (i)   Amendment  dated  December 6, 2002 to the Global  Custodial  Services  Agreement
      dated May 3, 2001 between  Registrant and Citibank,  N.A.:  Previously  filed with the
      Initial  Registration  Statement  of  Oppenheimer  Total  Return  Bond Fund (Reg.  No.
      333-101878), 12/16/02, and incorporated herein by reference.

(ii)  Amendment dated August 28, 2002 to the Global Custodial  Services  Agreement dated May
      3, 2001 between Registrant and Citibank,  N.A.:  Previously filed with  Post-Effective
      Amendment No. 29 to the  Registration  Statement of  Oppenheimer  Discovery Fund (Reg.
      No. 33-371), 11/22/02, and incorporated herein by reference.

(iii) Global  Custodial  Services  Agreement  dated  May  3,  2001  between  Registrant  and
      Citibank,  N.A.:  Previously  filed  with  Post-Effective  Amendment  No.  33  to  the
      Registration Statement of Centennial Money Market Trust (Reg. No. 2-65245),  10/25/01,
      and incorporated herein by reference.

(10)  (i)   Amended  and  Restated   Service  Plan  and  Agreement   dated  4/11/02  between
      Oppenheimer  Value Fund and  OppenheimerFunds  Distributor,  Inc.  for Class A Shares:
      Previously filed with  Registrant's  Post-Effective  Amendment No. 40,  10/24/02,  and
      incorporated herein by reference.

      (ii)  Amended  and  Restated  Distribution  and  Service  Plan and  Agreement  between
      Oppenheimer  Value  Fund and  OppenheimerFunds  Distributor,  Inc.  for Class B shares dated 2/12/98:  Previously filed with  Registrant's  Post-Effective  Amendment No. 36,
      2/28/00, and incorporated herein by reference.

(iii) Amended and Restated  Distribution and Service Plan and Agreement between  Oppenheimer
      Value Fund and  OppenheimerFunds  Distributor,  Inc. for Class C shares dated 2/12/98:
      Previously  filed with  Registrant's  Post-Effective  Amendment No. 36,  2/28/00,  and
      incorporated herein by reference.

            (iv)  Distribution  and Service Plan and  Agreement  between  Oppenheimer  Value
      Fund  and  OppenheimerFunds  Distributor,  Inc.  for  Class N shares  dated  10/12/00:
      Previously filed with  Registrant's  Post-Effective  Amendment No. 40,  10/24/02,  and
      incorporated herein by reference.

(11)  (i)   Final Opinion and Consent of Counsel to Oppenheimer Value Fund: Filed herewith.

(12)  Final Tax Opinion  Relating  to the  Reorganization:  To be filed with  post-effective amendment.

(13)  N/A.

(14)  Final Consents of Independent Auditors: Filed herewith.

(15)  N/A.

(16)  (i)   Powers of Attorney for all  Trustees/Directors and Principal Officers except for
      Joel W. Motley and John V. Murphy (including Certified Board Resolutions):  Previously filed with Pre-Effective  Amendment No. 1 to the Registration Statement of Oppenheimer
      Emerging  Growth  Fund (Reg.  No.  333-44176),  10/5/00,  and  incorporated  herein by reference.

      (ii)  Power of  Attorney  for John  Murphy  (including  Certified  Board  Resolution):
      Previously filed with  Post-Effective  Amendment No. 41 to the Registration  Statement
      of Oppenheimer U.S.  Government Trust (Reg. No. 2-76645),  10/22/01,  and incorporated herein by reference.

      (iii) Power of Attorney for Joel W. Motley  (including  Certified  Board  Resolution):
      Previously filed with Post-Effective  Amendment No. 8 to the Registration Statement of
      Oppenheimer   International  Small  Company  Fund  (Reg.  333-31537),   10/22/02,  and
      incorporated herein by reference.

Item 17. Undertakings
---------------------

(1)   The  Registrant  agrees to file a final tax  opinion  relating  to the  Reorganization within a reasonable  time  following the Closing Date (as such terms are defined in
         Part A hereof).

                                         SIGNATURES

      Pursuant to the  requirements  of the  Securities  Act of 1933  and/or the  Investment
Company  Act of 1940,  the  Registrant  has duly caused this  Registration  Statement  to be signed on its behalf by the undersigned,  thereunto duly authorized, in the City of New York and State of New York on the 12th day of September, 2003.

                              OPPENHEIMER VALUE FUND, a Series of
                              Oppenheimer Series Fund, Inc.

                              By:  /s/ John V. Murphy*
                              ----------------------------------------------
                              John V. Murphy, President,
                              Principal Executive Officer & Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                      Date
----------                    -----                      ----

/s/ Clayton K. Yeutter*       Chairman of the
----------------------------  Board of Directors         September 12, 2003
Clayton K. Yeutter

/s/ Donald W. Spiro*          Vice Chairman of the       September 12, 2003
-------------------------     Board and Director
Donald W. Spiro

/s/ John V. Murphy*           President, Principal
--------------------------    Executive Officer          September 12, 2003
John V. Murphy                & Director

/s/ Brian W. Wixted*          Treasurer, Principal       September 12, 2003
-------------------------     Financial and
Brian W. Wixted               Accounting Officer

/s/ Robert G. Galli*          Director                   September 12, 2003
-----------------------
Robert G. Galli

/s/ Phillip A. Griffiths*     Director                   September 12, 2003
---------------------------
Phillip A. Griffiths

/s/ Joel W. Motley*           Director                   September 12, 2003
------------------------
Joel W. Motley
/s/ Kenneth A. Randall*       Director                   September 12, 2003
----------------------------
Kenneth A. Randall

/s/ Edward V. Regan*          Director                   September 12, 2003
-------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.* Director                   September 12, 2003
---------------------------------
Russell S. Reynolds, Jr.

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                                   OPPENHEIMER VALUE FUND

                                       EXHIBIT INDEX
                                       -------------

Exhibit No.       Description
-----------       -----------

16(2)(i)          By-Laws amended through 6/4/98

16(2)(ii)         Amended and Restated By-Laws through 4/11/02

16 (11)           Opinion and Consent of Counsel to Oppenheimer  Series Fund, Inc. on behalf of its series Oppenheimer Value Fund

16 (14)           Consents of Independent Auditors

525-375_ PartC_Pre#2_091503.doc